File No. 333-176152
811-09295
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	17	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	649	/X/

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
(Name of Depositor)

1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Address of Depositor's Principal Offices)

(860) 547-4390
(Depositor's Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Name and Address of Agent for Service)
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Approximate Date of Proposed Public Offering: Continuous
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 1, 2019 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Titles of Securities Being Registered:
Units of interests in separate accounts under variable annuity contracts.

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PART A

PERSONAL RETIREMENT MANAGER III*
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Personal Retirement Manager Series III and Huntington Personal Retirement Manager Series III.
The variable annuity products described in this prospectus are no longer for sale. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with in force annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
The prospectus describes a contract between each Owner and joint Owner (“you”) and Talcott Life and Annuity Insurance Company or Talcott Life Insurance Company (“us,” “we” or “our”). This is an individual, deferred, flexible-premium variable annuity. You may own this annuity on a single or joint basis. This variable annuity allows you to allocate your Deposit among the following portfolio companies:

✓	AllianceBernstein L.P.	✓	Franklin Templeton Investments
✓	AIM Variable Insurance Funds	✓	Hartford HLS Funds
✓	American Century Investments	✓	Lord, Abbett & Co., Inc.
✓	American Funds	✓	MFS Investment Management
✓	BlackRock	✓	PIMCO
✓	Fidelity Investments	✓	Putnam Investments, LLC
✓	Mutual Funds and Variable Insurance Trust
At the time you purchased your Contract you were able to allocate some or all of your Deposit to the Personal Pension Account and/or the Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. This prospectus refers to the following Contract share classes:

✓	B Share	✓	I Share

✓	C Share	✓	L Share
The Contract share class is identified in your Contract. Not every Contract share class or optional rider was available from your Financial Intermediary or in your state. The I share class was offered through registered investment/financial advisors. Other Contract share classes that were offered through select Financial Intermediaries are not described in this Prospectus and may be subject to different charges.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information ("SAI") contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the SAI with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a

401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities Exchange Commission, paper copies of the shareholder reports for the portfolio companies available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Talcott Resolution or your Financial Intermediary.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Talcott Resolution or your Financial Intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Talcott Resolution Annuity Contact

Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 am. to 6:00 p.m., Eastern Time.   Your election to receive reports in paper will apply to all portfolio companies available under your contract.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2019
Date of Statement of Additional Information: May 1, 2019

1. Introduction
Overview
This Contract and all features are closed to new investors.
Contract Versions

	Minimum Initial Deposits			Mortality & Expense Risk and Administrative Charges
	Qualified Contract	Non- qualified Contract	Sales Related to Charges
B Share	$2,000	$5,000	7 year Contingent Deferred Sales Charge; Premium Based Charge	0.65%
C Share	$2,000	$10,000	None	1.50%
I Share	$5,000	$10,000	None	0.30%
L Share	$2,000	$10,000	4 year Contingent Deferred Sales Charge	1.45%
This table does not show Fund expenses, Premium taxes, Annual Maintenance Fee, and optional rider fees. Each Contract share class has its own minimum Contract Value requirements.
Investment Options

•	Sub-Accounts - Funds representing a range of investment strategies, objectives and asset classes.
•	Fixed Accumulation Feature (B share class only) - A fixed interest account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
•
Personal Pension Account - A fixed interest account designed to provide lifetime payouts. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).

Subject to limitations, you may move your investment among each of these options.
Optional Features Previously Available

Guaranteed Withdrawal Benefit	Future5* Future6* Daily Lock Income Benefit* Personal Pension Account
Guaranteed Accumulation Benefit	Safety Plus*
Death Benefits	Maximum Anniversary Value V* Return of Premium V Maximum Daily Value* Legacy Lock**

*	Investment restrictions apply.

**	Could only be elected if Future6 or Daily Lock Income Benefit was also elected. Legacy Lock was formerly known as Future6 DB. Investment restrictions apply.
Optional features may not have been available through your Financial Intermediary or in all states.
2. Fee Summary
The following tables describe the fees and expenses that you will pay when buying, owning, and Surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State Premium taxes may also be deducted.
Contract Owner Transaction Expenses

			Surrender Charge
		B Share	C Share	I Share	L Share
Contingent Deferred Sales Charge (CDSC) (1)			None	None
Contract Year	1	8.5%			8%
	2	8%			7%
	3	7%			6%
	4	6%			5%
	5	5%			0%

6	4%
7	3%
8+	0%

(1)	Each Deposit has its own CDSC schedule. The CDSC is a percentage of Remaining Gross Premiums. Please see Section 4(b) and Examples 1-7 in Appendix A for more information on how CDSC is calculated.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the variable annuity, not including annual Fund fees and expenses.

	B Share	C Share	I Share	L Share
Annual Maintenance Fee (2)	$50	$50	$50	$50
Premium Based Charge (3)	0.50%	None	None	None
Separate Account Annual Expenses (as a percentage of average daily Contract Value excluding Fixed Accumulation Feature and Personal Pension Account investments)
Mortality and Expense Risk Charge	0.45%	1.30%	0.10%	1.25%
Administrative Charge	0.20%	0.20%	0.20%	0.20%
Total Separate Account Annual Expenses	0.65%	1.50%	0.30%	1.45%
Maximum Optional Charges (4)
Maximum Anniversary Value V (5)	1.50%	1.50%	1.50%	1.50%
Legacy Lock (6)	1.50%	1.50%	1.50%	1.50%
Return of Premium V (7)	0.75%	0.75%	0.75%	0.75%
Maximum Daily Value (8)	1.50%	1.50%	1.50%	1.50%
Safety Plus (9)	2.50%	2.50%	2.50%	2.50%
Future6 (10)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Future5 (11)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Daily Lock Income Benefit (12)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%

(2)	Fee waived if Total Balance is $50,000 or more on your Contract Anniversary.

(3)
For B share Contracts, an annual Premium Based Charge is assessed against each Premium Payment. The Premium Based Charge is a percentage of Remaining Gross Premium. Remaining Gross Premium is equal to Premium Payments adjusted by partial Surrenders. We calculate your Premium Based Charge based on Remaining Gross Premiums on each Contract Anniversary as adjusted since the last Premium Based Charge was taken. Please see section 4.b. Premium Based Charge for more information. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. Please see Section 4.b. Charges and Fees and Premium Based Charge Examples 1-3 in Appendix A.

(4)
You could only elect one of the following optional Death Benefits: Legacy Lock, Maximum Daily Value, Maximum Anniversary Value V or Return of Premium V. You could only elect one of the following optional riders: Daily Lock Income Benefit, Future6, Future5 or Safety Plus. All optional charges shown are deducted on each Contract Anniversary.

(5)	Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.35%.

(6)	Rider charge is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. Current rider charge is 0.95%.

(7)	Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.25%.

(8)	Rider charge based on Maximum Daily Value Death Benefit, not including the Personal Pension Account Death Benefit. The current rider charge is 0.55%.

(9)
Rider charge is based on the Guaranteed Accumulation Benefit. The Guaranteed Accumulation Benefit is initially equal to Premium Payments. The Guaranteed Accumulation Benefit will be adjusted by subsequent Premium Payments, partial Surrenders or transfers to or from the Personal Pension Account prior to the first rider anniversary. Current rider charge is 1.25%.

(10)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.75%. Current rider charge for Joint/Spousal Option is 1.95%.

(11)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 2.00%. Current rider charge for Joint/Spousal Option is 2.50%.

(12)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based in subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.25%. Current rider charge for Joint/Spousal Option is 1.50%.

The following tables show the minimum and maximum total annual fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

PRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.36%	1.67%

Huntington PRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.36%	1.93%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible including the election of the highest possible optional charges (i.e., Maximum Anniversary Value V and Future5). The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested (excluding Personal Pension Account Contributions and amounts allocated to the Fixed Accumulation Feature), here’s how much you would pay under each of the three scenarios posed:

PRM 3:

(1)	If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,601	$2,988	$4,358	$7,889
C Share	$972	$2,334	$3,916	$7,919
I Share	$671	$2,046	$3,465	$7,175
L Share	$1,583	$2,974	$3,986	$8,050

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$390	$1,897	$3,435	$7,389
C Share	$477	$2,009	$3,561	$7,489
I Share	$356	$1,701	$3,090	$6,725
L Share	$472	$2,032	$3,611	$7,600

(3)	If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$755	$2,292	$3,860	$7,889
C Share	$772	$2,334	$3,916	$7,919
I Share	$671	$2,046	$3,465	$7,175
L Share	$787	$2,377	$3,986	$8,050

Huntington PRM 3:

(1)	If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,627	$3,063	$4,475	$8,083

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$416	$1,972	$3,552	$7,583

(3)	If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$781	$2,367	$3,977	$8,083

Condensed Financial Information
When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the SAI.

3. Management of the Contract
The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company (formerly "Hartford Life Insurance Company") is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life and Annuity Insurance Company ("formerly Hartford Life and Annuity Insurance Company") is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company. Our corporate offices are located in Windsor, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC (Talcott Resolution Life Insurance Company only) and/or state insurance departments. For example, Talcott Resolution Life Insurance Company files annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature and the Personal Pension Account are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and the Personal Pension Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. (As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value) except for Contracts issued in CT, FL, NJ and WA).
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.

The Funds
At the time you purchased your Contract, you allocated your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. Please contact us to obtain a copy of the prospectuses for each Fund. Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to us. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. We expect to make a profit on the amount of the fees and payments that exceed our own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2018, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2018, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2018, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $82 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
Interests in the Fixed Accumulation Feature are not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Accumulation Feature nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contract classes and is not available in all states or if you have elected either the Future 6, Daily Lock Income Benefit or Safety Plus rider.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors. Fixed Accumulation Feature interest rates may vary by State.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in, first-out” basis (i.e., oldest investments will be liquidated first).
Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate rider fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature credited rates.

Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts or the Personal Pension Account, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•
30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Accumulation Feature, transfers from Sub-Accounts and transfers from the Personal Pension Account made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers; or

•	an amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and partial Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Accumulation Feature to Sub-Accounts and/or Personal Pension Account and therefore this may not provide an effective short term defensive strategy.
4. Information on your Account
a. Purchasing a Contract
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.
We do not accept any new retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.
The Personal Pension Account may not be available to all types of qualified Plans.
How was the Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Deposits sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be In Good Order.
We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Deposits of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Deposits:

•	if you are seeking to purchase a Contract with an initial Deposit of $1 million or more;

•	if total Deposits, aggregated by social security number or taxpayer identification number, equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.

You and your Annuitant must not be older than age 80 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
We urge you to discuss with your investment professional which share class is suitable for your needs. Share class availability and/or mortality and expense risk charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value. In determining whether to invest in a share class that imposes a CDSC, you might consider whether higher mortality and expense risk and Premium Based Charges, if applicable, outweigh the benefits of CDSC that reduce, or are eliminated, over time. Finally, in determining whether to invest in a share class offered through a Financial Intermediary, you might consider how the fee charged by your Financial Intermediary bears in relation to the costs associated with investing in other share classes that impose higher fees.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of Right to Cancel provision you had when you Purchased your Contract.
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Total Balance (refunding applicable expenses) as of the Valuation Day we receive your properly completed request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Total Balance may be more or less than your Deposits depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Total Balance until we receive your notice of cancellation. In certain states, however, we are required to return your Deposit without deduction for any fees, charges or market fluctuations.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Deposits applied to your Contract?
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

If we receive a subsequent Deposit before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Deposit after the end of a Valuation Day, it will be invested on the next Valuation Day.

If we receive a subsequent Deposit on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Deposits based on your last instructions on record. We will send you a confirmation when we invest your Deposit.
Generally, we will receive your order request for a subsequent investment after your Financial Intermediary has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Deposits will not be applied to your Contract. You will not earn any interest on Deposits even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to reverse a transaction based on their review of your investment professional’s recommendations. The firm that sold this Contract to you, and we may directly or indirectly earn income on your Deposits. For more information, contact your investment professional.
How is Contract Value calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds, and does not include Benefit Balance or any Payment Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced

•	The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee subject to availability. Not all Programs are available with all Contract share classes.
Personal Pension Account Transfer Programs. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).*
Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

You may instruct us to reallocate portions of your Contract Value invested in Sub-Account(s) and Fixed Accumulation Feature into the Personal Pension Account based on any one of the following options:

•
Fixed Dollar Option: You may specify a predetermined fixed amount to be transferred into the Personal Pension Account on a monthly, quarterly, semi-annual, or annual basis. Please see Personal Pension Account Example 5 in Appendix A for more information.

•
Investment Gains Option: You may specify that we annually sweep investment gains into the Personal Pension Account. We define investment gains as the positive difference between your Anniversary Value and starting value (as adjusted by partial Surrenders) as of each Contract Anniversary. Your Anniversary Value is your Contract Value as of each Contract Anniversary prior to your Annuity Commencement Date. Your starting value is either (a) your initial Premium Payment (if electing this Program at the time of Contract issuance); or (b) your Contract Value as of the date of enrollment (if electing this Program after Contract issuance). Accordingly, your Anniversary Value may increase from year to year and no portion of your Contract Value will be moved into the Personal Pension Account if your Anniversary Value did not exceed your starting value. Please see Personal Pension Account Example 5 in Appendix A for more information.

•
Income Path Option: This Program is intended for those who wish to annually increase the proportion of their Total Balance invested in the Personal Pension Account ending with their Target Income Age. You must set the annually increasing portion of your Total Balance that is to be invested in the Personal Pension Account (called a Target Allocation) when you first enroll in the Program. We will reallocate as much of your Contract Value into the Personal Pension Account as is needed to try to meet your Target Allocation on each Contract Anniversary. We will not reallocate portions of your Benefit Balance into Contract Value. The amount of Contract Value transferred to the Personal Pension Account cannot be predicted because your Contract Value may go up or down during each Contract Year. In those Contract Years, if any, where your Contract Value has not grown to the level needed to meet your Target Allocation, you will not be able to reach your Target Allocation for that Contract Anniversary. On those Contract Anniversaries where your Target Allocation is not achievable, we will not transfer any Contract Value to the Personal Pension Account. Since the Target Allocations do not change if you miss a year, a larger reallocation may occur in a subsequent year to catch up to your scheduled Target Allocation. Please see Personal Pension Account Example 5(e) in Appendix A for more information.

We will reduce your Sub-Account and Fixed Accumulation Feature holdings on a dollar-for-dollar basis according to the proportion of how Contract Value is currently invested. Annual transfers may be suspended for any Contract Year where your Contract Value is insufficient to comply with your instructions. Please see Section 6(b) for a description of the Personal Pension Account. Please see Personal Pension Account Example 5 in Appendix A for more information.
These Programs will terminate:

•
if, as the result of any transfer, your Total Balance is less than that required by our minimum amount rules (as defined in the “What kind of Surrenders are available - Before the Annuity Commencement Date” in Section 4.c);

•	upon our receipt of due proof of death;

•	if you annuitize your Contract; or

•
if we receive your request to terminate the Program at least five Business Days prior to the next scheduled transfer date. If we do not receive the request in this period, the request will be honored on the next scheduled transfer date.

The Income Path program will automatically terminate at your Target Income Age (when your Target Allocation is reached.). Other considerations:

•	These Programs do not assure a profit nor do they protect against loss in declining markets.

•
Only one Transfer Program option may be active at any given time. If you wish to change to another Transfer Program option, you must terminate your current Transfer Program and establish a new one of your choice.

•
Transfer of Contract Value from Sub-Account(s) or the Fixed Accumulation Feature to the Personal Pension Account may result in a recalculation of Annual Withdrawal Amount (AWA) and Remaining Gross Premium and may result in a reduction of your AWA. Program transfers may also trigger a proportionate reduction in optional Death Benefits.

•
Amounts transferred into the Personal Pension Account will be assigned then current Credited Interest Rates and Payout Purchase Rates as of the date of the transfer. Your existing Target Income Age applies to all transfers into the Personal Pension Account.

•
You must have at least $1,000 in the Personal Pension Account prior to enrolling in any of these Programs. The minimum amount that may be transferred to the Personal Pension Account is $1,000. If the minimum amount per transfer is not met under the Fixed Dollar Option program, the transfer frequency will be changed to satisfy the minimum requirement. If the minimum amount per transfer is not met under the Investment Gains program or the Income Path program, that particular scheduled transfer instance will not occur, but the Program will remain active.

•
You may not enroll in the Investment Gains and Fixed Dollar programs if any of the following programs are currently elected: Automatic Income Program, including automatic Required Minimum Distribution (RMD) programs, Dollar Cost Averaging Programs, or the Substantially Equal Periodic Payments Under Code Section 72(q) Program.

•	The Personal Pension Account Transfer Programs Investment Gains and Income Path Options are not available if you elect either the Future5, Future6, Daily Lock Income Benefit or the Safety Plus.
InvestEase
This electronic Funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, the Fixed Accumulation Feature, or the Personal Pension Account.

Static Asset Allocation Models
This systematic Deposit program feature allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary. Please see Appendix F for models that are available to you.
You may invest in an asset allocation model through the Dollar Cost Averaging Program when the Fixed Accumulation Feature, or Personal Pension Account is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Automatic Income Program.
You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature or the Personal Pension Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Additional considerations apply for qualified Contracts with respect to static asset allocation model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employment Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Automatic Income Program, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs
Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds or into the Personal Pension Account over a period of time. Since the transfer into Funds or into the Personal Pension Account occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer two Dollar Cost Averaging Programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the Contract and/or rider selected) or any Fund(s) into different Fund(s) or the Personal Pension Account. This program begins in fifteen days unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program. Please note that no additional Premium Payments or Account Value may be allocated to the Fixed Accumulation Feature as of October 4, 2013 and as of October 3, 2014 no new Personal Pension Account Contributions are allowed (both subject to state exclusions).
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month’s or quarter’s value) from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund(s) into other Fund(s) or the Personal Pension Account. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders. You can designate the Funds to be Surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The Personal Pension Account is not an eligible source Fund for partial Surrenders facilitated through the Automatic Income Program. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the AWA and may be subject to a CDSC for more information on the AWA, please see Section 4.b and the Glossary in Section 8. Amounts received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may be able to satisfy Code Section 72(t)/(q) requirements by enrolling in this Program. Please see the Appendix Tax and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this Program may result in your exceeding permissible withdrawal limits under certain optional riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation (subject to applicable state law).
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
The Personal Pension Account and all optional living and Death Benefit riders have different withdrawal limitations. Please refer to the Glossary in Section 8 for the term Transfer Limit. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program (including systematic transfers into the Personal Pension Account, if available) may cause you to break these limits.

•	These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.

Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine transfer-out requests and transfer-in requests. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the transfer rule) by internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.

The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

•	Certain types of Financial Intermediaries may not be required to provide us with shareholder information.

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Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

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Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

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These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
In addition to the following charges, there are optional riders that if elected, assess an additional charge. Please see sections 5, 6 and 7 for more information.
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense risk - We also bear an expense risk that the sales charges (if applicable), Premium Based Charge (if applicable) and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Administrative Charge
We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Based Charge (B Share Contracts)
We apply an annual Premium Based Charge, if applicable, against all Premium Payments based on Remaining Gross Premiums. The Premium Based Charge will be prorated for the number of days since the last Premium Based Charge or, if there has been no Premium Base Charge, then since the Contract issue date. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. The Premium Based Charge will also apply to any partial Surrender in excess of the AWA. The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A Premium Based Charge will be deducted upon:

1.	each Contract Anniversary;

2.	full Surrender;

3.	full or partial annuitization, and/or

4.
the date we receive due proof of death of the Owner, joint Owner, or the Annuitant and upon a corresponding full Surrender and/or annuitization and upon a Death Benefit distribution (not including any Personal Pension Account Death Benefit) if elected at a later date.

Additionally, the Premium Based Charge will be calculated upon the following events but will not be deducted from the Contract Value until the next occurrence of items 1-4 above:

5.	partial Surrenders in excess of the AWA; and /or

6.	transfer to the Personal Pension Account.
The amount of Remaining Gross Premium used for calculating the Premium Based Charge is determined on the date of each of the above transactions.
Please see Premium Based Charge Examples 1-3 in Appendix A.
Your earnings are considered when calculating your AWA. Please see Annual Withdrawal Amount under Sales Charges below for a description of the AWA and how it is calculated.
If a Beneficiary elects to continue under any of the available options described under the Standard Death Benefits section below, we will continue to deduct the Premium Based Charge, based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.

Sales Charges
Contingent Deferred Sales Charges (CDSC) - B and L Share Contracts Only
Subject to the exclusions below, we may deduct a CDSC when you make Surrenders or withdraw Commuted Value or Annuity Payouts under Annuity Payout Options Two, Three, Five, Six and Eight. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Deposits will be taken out on a first-in, first-out basis. This may impact whether subsequent withdrawals might be subject to a CDSC. Please see Sections 4.c Surrenders, and 4.d Annuity Payouts, for more information regarding when a CDSC may be applied.
We use the following general approach to calculating your CDSC:

Step 1.
Deposits that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. The applicable CDSC period begins on the date we receive the Deposit. Please see the Fee Summary for a description of CDSC periods applicable to your share class.

Step 2.
If the amount of money that you wish to take out is less than your AWA (as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.

Step 3.
Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is more than your AWA and is still subject to a CDSC, then we will deduct your AWA from the amount of the money you wish to take out and then process your request using steps 4-6.

Step 4.
We will then multiply Remaining Gross Premiums (investments which have not been previously used to assess a CDSC) by a factor. For assets in the Personal Pension Account, we will then multiply Personal Pension Account Contributions that are subject to a CDSC by a factor. The factor is equal to the amount of money resulting from step 3 divided by the remaining value of your investment above the AWA. If you take a Surrender during declining market conditions, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that is subject to a CDSC.

Step 5.
We will then take the amount of Remaining Gross Premium resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Summary using the applicable CDSC schedule. Each Deposit has its own CDSC schedule regardless of whether it has been invested in the Personal Pension Account, Sub-Accounts or the Fixed Accumulation Feature.

Step 6.	We then deduct the CDSC calculated in step 5 from the amount of money in step 3, plus AWA and pay the remaining balance to you.
These same steps are generally used when a CDSC is charged upon Commuted Value or Annuity Payouts (as applicable under the Annuity Payout Options noted above).
Please refer to CDSC Examples 1 through 7 in Appendix A for further information about how these formulas will be applied.
The following are NOT subject to a CDSC:

•	Annual Withdrawal Amount - During a period when a CDSC may be applied, you may Surrender up to the greater of:

•	5% of Deposits that would otherwise be subject to a CDSC, or

•	earnings.
We compute the AWA as of the end of the Valuation Day when a partial Surrender or commutation request is received by us In Good Order.
You may not carry over unused portions of your AWA from one year to another.

•	Regularly scheduled Personal Pension Account Payouts.

•	Regularly scheduled Lifetime Benefit Payments and/or Threshold Payments.

•	Transfers to and from the Personal Pension Account.

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If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a partial or full Surrender if you, the joint Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified by Medicare as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if the Owner, the joint Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 180 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - CDSC will be waived if the Annuitant or any Contract Owner(s) dies.

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Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.

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For RMDs - CDSC will be waived for any Annuitant age 70½ or older with a Contract held under an IRA who Surrenders an amount equal to the RMD for one year’s RMD for that Contract Year. All requests for RMDs must be in writing.

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For substantially equal periodic payments - CDSC will be waived if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - CDSC will be waived if you cancel your Contract during the Right to Cancel Period.

•	Exchanges - As an accommodation, we may, at our discretion, time-credit CDSC for the time that you held an annuity previously issued by us.

•	Settlements - We may, at our discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.
Charges Against the Funds
Annual fund operating expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution charges, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses, in Section 2 Fee Summary and in Appendix C.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, at our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses.
c. Surrenders
What kinds of Surrenders are available? Before the Annuity Commencement Date:
Full Surrenders/Contract Termination - When you Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, Premium Based Charges, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
For information on how termination of the Contract impacts the Personal Pension Account, please see “What effect do partial or full Surrenders have on your benefits under the rider?” in Section 6(b).
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC and Premium Based Charge, if applicable. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the AWA allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the AWA and additional surrenders made in any Contract Year will be subject to the CDSC. You can request that we deduct these charges in either of two ways. One option, a gross withdrawal, is to deduct the CDSC and Premium Based Charge from the amount that you request. The other option, a net of charges withdrawal, is to Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC and Premium Based Charge will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC and Premium Based Charge may be greater under this method. This is our default option. Please see CDSC Examples 1-5 in Appendix A.
Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless you direct us otherwise.

There are several restrictions on partial Surrenders of Contract Value before the Annuity Commencement Date:

•	the partial Surrender of Contract Value must be at least equal to $500, and

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your Total Balance must be equal to or greater than our then current minimum amount rule that we establish according to our then current policies and procedures. The minimum amount rule refers to the minimum Total Balance that you must maintain within this Contract. If you fail to comply with the minimum amount rule, we reserve the right to fully terminate your Contract. The minimum amount rule varies by Contract share class. Currently the minimum amount rule for Class I share Contracts is $500 and for Class B, C and L shares is $2,000. We may increase the minimum amount rule from time to time, but in no event shall the minimum amount rule exceed $10,000 (Class B, C, I and L shares). Please see “What effect do partial or full Surrenders have your benefits” under Future5, Future6, and Daily Lock Income Benefit for a description of the effect of the minimum amount rule when you elect one of these riders.

You may only commute all or a portion of Personal Pension Account Payouts by following the procedures described in the “After the Annuity Commencement Date” section below.
Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please consult with your investment professional to be sure that you fully understand the ways such a decision will affect your Contract.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders/Contract Termination - You may Surrender or terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Two, Three, Five, Six or Eight. In the event you take a full Surrender and thereby terminate your Contract after electing Annuity Payout Option Two, Three, Five, or Eight, you will forfeit the life contingent payments payable under these options. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and Premium tax.
Partial Surrenders/Commutation - Partial Surrenders and/or commutation are permitted after the Annuity Commencement Date if you select Annuity Payout Option Two, Three, Five, or Six, or Eight. You may withdraw amounts equal to the Commuted Value of the payments that we would have made during the Guaranteed Payout Duration. See Personal Pension Account Example 4 in Appendix A for an illustration of Personal Pension Account Commuted Value and the computation of Guaranteed Payout Duration. If you select Annuity Payout Option Two or Eight, the Guaranteed Payout Duration will be equivalent to the Annuity Payout Value divided by the Annuity Payout amount. To qualify under these Annuity Payout Options you must make the request before the Guaranteed Payout Duration expires. Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. We will deduct any applicable CDSCs.
If you elect to withdraw the entire Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will not make any Annuity Payouts during the remaining Guaranteed Payout Duration. If you elect to withdraw only some of the Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will reduce the remaining Annuity Payouts during the remaining Guaranteed Payout Duration on a first-in, first-out basis. Once the Guaranteed Payout Duration has expired, you may resume receiving Annuity Payouts provided that Personal Pension Account Payouts have not been terminated based on a death of the Annuitant or Joint Annuitant, if applicable, and you have not terminated your Contract.
Annuity Payout Options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457.
What is the Commuted Value?
You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.
The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days for payment of any lump sum commutation.
Upon commutation, the Annuity Payout Value or the remaining Guaranteed Payout Duration payments, as applicable, will be discounted based on an interest rate that we determine at our discretion (the discount rate). The discount rate may be different than the interest rate used to establish Payout Purchase Rates. We determine the discount rate based on a number of factors including then current interest rate(s), investment assumptions and the additional anti-selection and mortality risk we incur by permitting commutation. The higher the discount rate and CDSC, if applicable, the lower the amount that you will receive. Please see CDSC Examples 6-7 in Appendix A.
Commuted Value of your Personal Pension Account will be less than your Annuity Payout Value. Except as provided in the immediately preceding section, commutation does not affect resumption of life contingent Personal Pension Account Payouts at the conclusion of the applicable Guaranteed Payout Duration.
Commuted Value is determined on the day we receive your written request.

Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests
To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders and Personal Pension Account Payouts. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. If you make a Surrender or take a Personal Pension Account Payout prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment or Personal Pension Account Payout. Taking these actions before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Please see Appendix Tax for more information.

d. Annuity Payouts
Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. Once you fully annuitize your Contract, you may no longer make any Deposits. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Funds allocated to the Personal Pension Account will be paid to you under Annuity Payout Options Two and Eight. Contract Value can only be annuitized under Annuity Payout Options One, Three, Four, Five and Six. Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state.
When do your Annuity Payouts begin?
Personal Pension Account Payouts may begin at any time, but we reserve the right to require that you own your Contract for at least six months before you start taking these payments. Contract Value may only be annuitized on the Annuity Commencement Date.
Your Annuity Commencement Date cannot be earlier than your second Contract Anniversary if choosing a fixed dollar Annuity Payout. The Annuity Commencement Date may be immediate if electing a variable dollar amount Annuity Payout. In no event, however, may the Annuity Commencement Date be later than:

•	The later of the Annuitant’s 90th birthday (or if the Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday), or the tenth Contract Anniversary (subject to state variation); or

•
The date that you fully annuitize Accumulation Balance (assuming that no Contract Value exists as of such date). Unless otherwise requested, commencement of receipt of Personal Pension Account Payouts do not constitute an Annuity Commencement Date.

As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only thirty days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option with respect to that portion of your Contract cannot be changed.

•	Option One - Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

•	Option Two - Life Annuity with a Cash Refund
In general, we will make Personal Pension Account Payouts as long as the Annuitant is living. However, when the Owner, joint Owner or Annuitant dies before the Annuity Commencement Date, the Death Benefit will be paid. When the Annuitant dies after the Annuity Commencement Date (and the Owner is living or deceased), then the Beneficiary will receive the Death Benefit.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.

•	Option Three - Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

•	Option Four - Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Five - Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Six - Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

•	Option Seven - Reserved

•	Option Eight - Joint and Last Survivor Life with Cash Refund
Prior to the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Owner, Annuitant or the Joint Annuitant are alive at 100% of the applicable scheduled Payout Purchase Rate(s). The previously established Guarantee Window, Payout Purchase Rate(s), and Credited Interest Rate(s) will continue to apply for the duration of the Personal Pension Account rider. Any remaining Death Benefit shall be payable to the Beneficiary.
On or after the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Annuitant or Joint Annuitant is alive at 100% of the applicable scheduled Payout Purchase Rate(s). Any remaining Death Benefit shall be payable to the Beneficiary.
This Annuity Payout Option is only available for fixed dollar Personal Pension Account Payouts and may not be combined with Annuity Payout Option Two - Life Annuity with Cash Refund.
Pension Account Payouts will terminate upon our receipt of due proof of the death of the Owner, Annuitant or Joint Annuitant, whichever shall last occur, provided that the last of such deaths transpired prior to the Annuity Commencement Date. Personal Pension Account Payouts will also terminate upon our receipt of due proof of the death of the Annuitant or Joint Annuitant, whichever shall last occur, provided the last of such deaths transpired after the Annuity Commencement Date. Your Benefit Balance shall always remain in the Personal Pension Account while the Personal Pension Account rider is in effect.
We reserve the right to impose restrictions regarding who can serve as the Annuitant, Joint Annuitant and/or Beneficiary when selecting this Annuity Payout Option. Currently, you must designate your Spouse as the Joint Annuitant and Beneficiary when selecting this Annuity Payout Option. Except as provided below (regarding divorce proceedings), these designations may not be changed by you.
We assume that if you elected Annuity Payout Option Eight, that you also intend to elect Spousal Contract continuation in which event no portion of the Death Benefit will be paid until the last Spouse dies. However, if you prefer not to exercise these rights, you may notify us to settle the Death Benefit after the first Spouse dies.
You may make a one time election to convert to Annuity Payout Option Two upon completion of divorce proceedings provided that you become the sole, remaining Owner and Personal Pension Account Payouts have not commenced. In these circumstances:

•
The Target Income Age remains the same if the older Annuitant becomes the remaining Owner. If the younger Annuitant becomes the remaining Owner, then the Target Income Age will be reset to that Annuitant’s age when making an initial investment into the Personal Pension Account plus the difference between the older Annuitant’s age when making an initial investment into the Personal Pension Account and the previously stated Target Income Age. For example, if the older Annuitant was age 70 upon initial Personal Pension Account investment and the Target Income Age selected was 75 (a difference of 5 years), then the new Target Income Age corresponding with the younger remaining Annuitant (Spouse) will equal his or her age upon the initial Personal Pension Account investment (assume age 60 in this case) + 5, or age 65.

•
The Credited Interest Rate schedule will only be reset based on the remaining Owner’s age after age 79. Payout Purchase Rates will be reset based on the remaining Owner’s age and gender as of the date of conversion.

This option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout). We reserve the right to approve the designation of the Owner, joint Owner, Annuitant(s) and/or Beneficiary for the purposes of establishing benefits under this Annuity Payout option.
The Joint Annuitant designated for Option Eight shall also be the Joint Annuitant under Annuity Payout Options Four and Five, if you elected to annuitize Contract Value. Election of Option Eight does not mean you are required to elect Annuity Payout Options Four or Five to annuitize any Contract Value portions of your Contract. This Annuity Payout Option will not be available to custodian-owned qualified contracts, or contracts with other non-natural owner types (trusts, including charitable remainder trusts, corporations, municipalities, etc.). Please see Section 6.b Personal Pension Account for additional information.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
You cannot terminate your Contract once Annuity Payouts begin, unless you have selected Annuity Payout Options Two, Three, Five, Six or Eight. A CDSC, if applicable, may be deducted. Please see CDSC Example 6 in Appendix A.
Annuity Payout Options Two and Eight are only available for Personal Pension Account Payouts from the Personal Pension Account. Annuity Payout Options One, Three, Four, Five and Six are only available for Annuity Payouts from the Fixed Accumulation Feature or Sub-Accounts.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts
If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.

Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the current value of accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If you elect the Personal Pension Account, your Annuity Payout Option may only be a fixed dollar amount.

•	Fixed Dollar Amount Annuity Payouts
Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.

•	Variable Dollar Amount Annuity Payouts
Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

•	Combination Annuity Payout
You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
5. Death Benefits
a. Standard Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Total Balance (less Premium Based Charge, if applicable) calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature and Personal Pension Account for each Beneficiary’s portion of the proceeds.
We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed the greater of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under applicable Contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction. In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
The Standard Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Please see the heading entitled “What kinds of Surrenders are available? - Before the Annuity Commencement Date” in Section 4.c Surrenders. Taking excess partial Surrenders may significantly negatively affect your Death Benefit. Please consult with your investment professional before making excess partial Surrenders to be sure that you fully understand the ways such a decision will affect your Contract.
Please see the Optional Rider Comparison Chart in Appendix E for a comparison of death benefits.
b. Return of Premium V
Objective
To provide a Death Benefit equal to the greater of Premium Payments adjusted for Surrenders or Contract Value, minus Premium Based Charges, if applicable, that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Return of Premium V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.

We can not increase the rider fee once you elect the rider. However, in the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, adjusted for Surrenders.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the higher of A or B:
A = Contract Value (minus Premium Based Charges, if applicable) or
B = Premium Payments adjusted for Surrenders.
See the Return of Premium V Examples 1 and 2 in Appendix A.
The Return of Premium V Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
Yes. At any time following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see “Other Information” at the end of this section for other ways the rider may terminate.
A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in Sections 5.e and 5.f) by the Beneficiary (excluding Spousal Contract continuation).
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Return of Premium V Examples 1-3 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Return of Premium V Transfer Limit is equal to 5% of the Premium Payment(s) adjusted for Surrenders and transfers to and from the Personal Pension Account; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Return of Premium V Examples 1-3 in Appendix A.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.
An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, Yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the Death Benefit, if the Death Benefit is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.

What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
No. We reserve the right to impose investment restrictions in the future.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, may trigger a proportionate reduction to your Death Benefit.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
c. Maximum Anniversary Value V
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Anniversary Value V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. See Maximum Anniversary Value V Example 4 in Appendix A.
The rider charge will not increase after you elect the rider unless there is a change in ownership or upon Spousal Contract continuation.

Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:

A =	Contract Value (minus Premium Based Charges, if applicable);

B =	Premium Payments adjusted for partial Surrenders; or

C =
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

See Maximum Anniversary Value V Example 1 in Appendix A.
If we permit you to elect this rider after the Contract has been issued, the starting values for Contract Value, Premium Payments and Maximum Anniversary Value will all be reset to Contract Value as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.
The Maximum Anniversary Value V Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, we may terminate this rider upon Spousal Contract continuation, Ownership changes, assignment and/ or violation of the investment restrictions. Please also see “Other Information” at the end of this section.
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Maximum Anniversary Value V Example 2 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments. The Maximum Anniversary Value V Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders and transfers to or from the Personal Pension Account, or (b) Maximum Anniversary Value; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Anniversary Value V Examples 2, 3 and 5 in Appendix A for an illustration of this calculation.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Anniversary Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, If the oldest Owner at the time of the ownership change is older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Anniversary Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Anniversary Value will be reset at the lower of the Contract Value or Maximum Anniversary Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6, or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.

Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
d. Legacy Lock
Objective
To provide a Death Benefit equal to the greater of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b)Return of Premium V Death Benefit (as described in section 5.b.). We will pay the Death Benefit if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Lifetime Benefit Payments taken under Future6, or Daily Lock Income Benefit will not reduce the value of the Enhanced Return of Premium component of this Death Benefit.

•
Partial Surrenders that exceed the Future6, or Daily Lock Income Benefit Lifetime Benefit Payment and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.

•	The Enhanced Return of Premium component of this Death Benefit reduces to zero if your Contract Value falls below the minimum amount rule.
This rider was formerly known as Future6 DB.
When can you buy the rider?
The Legacy Lock rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary. A prorated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider fee may be increased at each Contract Anniversary, in the event of a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. The Death Benefit is equal to the greater of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b) Return of Premium V Death Benefit (as described in section 5.b.).

See the Legacy Lock Examples 1 and 2 in Appendix A.
The Legacy Lock is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, if your Future6, or Daily Lock Income Benefit rider is terminated for any reason, this rider will also terminate. Please see “Other Information” below for other conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Death Benefit Step-Up
The Enhanced Return of Premium component of Legacy Lock is eligible for an automatic one-time step-up to the Contract Value upon a first partial Surrender or upon the first transfer to the Personal Pension Account in excess of the Transfer Limit. The step-up will occur if the Contract Value is greater than the Enhanced Return of Premium value on the Valuation Day prior to the first partial Surrender or transfer to the Personal Pension Account in excess of the Transfer Limit.
Enhanced Return of Premium Component of Legacy Lock
The Enhanced Return of Premium component equals 100% of Premium, adjusted by some Surrenders as described below. Enhanced Return of Premium will be increased by subsequent Premium Payments and Transfers from the Personal Pension Account and may be eligible for a one-time step-up.
Cumulative partial Surrenders during the Contract Year that are below or equal to your Future6, or Daily Lock Income Benefit Lifetime Benefit Payment will not reduce the Enhanced Return of Premium component of your Death Benefit. Cumulative partial Surrenders during the Contract Year that are below or equal to your Future6, or Daily Lock Income Benefit Threshold Payment will reduce the Enhanced Return of Premium on a dollar-for-dollar basis.
Cumulative partial Surrenders during the Contract Year that exceed your Future6 Lifetime Benefit Payment or Threshold Payment will reduce the Enhanced Return of Premium on a proportionate basis provided the exception described in the following paragraph does not apply. Such partial Surrender(s) may reduce the Enhanced Return of Premium by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Legacy Lock Examples 1 and 2 in Appendix A for an illustration of this calculation.
If partial Surrenders are taken in excess of the Lifetime Benefit Payment after your Lifetime Income Eligibility Date and withdrawn under the Automatic Income Program to satisfy RMDs, the partial Surrender will not reduce the Enhanced Return of Premium. Any additional partial Surrender will reduce the Enhanced Return of Premium proportionally if taken above the RMD amount and outside of the Automatic Income Program.
Any and all transfers to the Personal Pension Account will reduce the Enhanced Return of Premium. Transfers within the Transfer Limit will reduce the Enhanced Return of Premium on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce the Enhanced Return of Premium on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Enhanced Return of Premium by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Legacy Lock Transfer Limit is equal to 5% of the highest of (a) Enhanced Return of Premium; (b) Return of Premium V Death Benefit; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Legacy Lock Examples 1 and 2 in Appendix A.
If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (equal to the greater of the Contract minimum amount rule described in section 4.c or one Lifetime Benefit Payment under any optional guaranteed minimum withdrawal benefit rider) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. In addition, The Enhanced Return of Premium component of your Death Benefit will be reset to equal zero. The Death Benefit will then be equal to the greater of: (a) Enhanced Return of Premium or (b) Return of Premium V.
You may then either make a full Surrender and terminate your Contract and rider, or you may continue your Contract. If you continue your Contract, you must transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days or we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.

Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the greater of the Enhanced Return of Premium or the Return of Premium V Death Benefit, if either is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected.
Are there restrictions on how you must invest?
Yes. You must concurrently elect Future6 and abide by the Future6 investment restrictions or you must concurrently elect Daily Lock Income Benefit and abide by the Daily Lock Income Benefit investment restrictions in order to elect this rider.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million. Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
You can only elect this rider if you elect Future6, or Daily Lock Income Benefit. You will be required to invest according to the Future6, or Daily Lock Income Benefit investment restrictions, as applicable.

•
You will automatically receive a one-time step-up of the Enhanced Return of Premium to the Contract Value, if greater, upon the first partial Surrenders or transfer to the Personal Pension Account in excess of the Transfer Limit. We will not provide a notice prior to applying this step-up.

•
If your Contract Value is reduced below the minimum amount rule, the Enhanced Return of Premium component of the Death Benefit will be reduced to zero. Please see Section 4.c. Surrenders for more information regarding the minimum amount rule. This has the effect of providing a Death Benefit that was reduced by all prior partial Surrenders, including Lifetime Benefit Payments and all transfer to the Personal Pension Account. In addition, any step-up applied to the Enhanced Return of Premium component of the Death Benefit will be lost.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment or if Future6, or Daily Lock Income Benefit rider is terminated.

•	If we terminate the rider, it cannot be re-elected by you.

•	Legacy Lock is referred to as Enhanced Return of Premium Death Benefit Rider in your Contract.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
e. Maximum Daily Value
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the Personal Pension Account, or (c) Contract Value (minus Premium Based Charges, if applicable) that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account may reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Daily Value rider is closed to new investors (including existing Owners).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.
The rider charge may increase after you elect the rider if there is a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments (including Premium Payments made after you purchase the Contract) adjusted for partial Surrenders and transfers to the Personal Pension Account; or
C = Maximum Daily Value
See Maximum Daily Value Example 1 in Appendix A.
The Maximum Daily Value Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. Please see Other Information at the end of this section for conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis if you have not elected Future5 or Daily Lock Income Benefit. If you have elected an optional withdrawal benefit, partial Surrenders up to a Threshold Payment or Lifetime Benefit Payment, as applicable, will reduce your Death Benefit on a dollar-for-dollar basis and any partial Surrenders in excess of such amounts shall reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Maximum Daily Value or if the Contract Value is less than net Premium Payments. See Maximum Daily Value Examples 2 and 3 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers to the Personal Pension Account in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may not reduce your Death Benefit by the same dollar amount as it would reduce your Contract Value. The adjustment to your Death Benefit may be lower or higher than the adjustment to your Contract Value. The Maximum Daily Value Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders, (b) Maximum Daily Value; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Daily Value Example 4 in Appendix A for illustrations of this calculation.

If you elect another optional rider, partial Surrenders (including Lifetime Benefit Payments and Threshold Payments) may affect those other riders differently than they affect this rider.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Daily Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, If the oldest Owner at the time of the ownership change is older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Daily Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Daily Value will be reset at the lower of the Contract Value or Maximum Daily Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6 or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
f. How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws . For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years from the date of death of the Annuitant or Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. The Beneficiary may not make Personal Pension Account Contributions. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect an Annuity Payout Option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) Federal Tax Considerations in Appendix Tax for more information.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
g. Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner and the Beneficiary predeceases the Owner	The Annuitant is living or deceased	Owner’s estate receives the Death Benefit.
Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner becomes the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.

Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Beneficiary becomes the Owner.
Annuitant	The Owner is living	Owner receives the payout at death.
Annuitant	The Annuitant is also the Owner	Beneficiary receives the payout at death.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
6. Optional Withdrawal Benefits
a. Future5 and Future6
Objective
The objective of the riders is to provide longevity protection that may periodically increase based on Market Increases or Deferral Bonuses.
Please consider the following prior to electing either rider:

•	The riders have investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below.
How do the riders help achieve this goal?
Each of the riders provide an opportunity to receive withdrawals in the form of either Threshold Payments or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments. We reserve the right to close either rider to new sales at any time.
When can you buy the riders?
The Future5 and Future6 riders are no longer available for purchase (including adding it to existing Contracts). Once elected, you may not switch riders unless part of a company-sponsored exchange program.
The riders may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. We reserve the right to withdraw either or both riders, vary rider benefits and/or rider charges or any relevant Covered Life options at any time for the sale of new Contracts. Either or both riders may not be available in all states.
The riders are the same in all respects other than as described herein. When considering which rider version to select, it is important that you work with your investment professional to carefully compare the differences in these features, and particularly the different investment restrictions, to ensure that you choose the rider version that is most consistent with your investment horizon and risk appetite taking into consideration the trade-off between benefits and restrictions associated with one rider over the other. Please refer to the section below entitled “Are there restrictions on how you must invest?” for more information.
We look at the age of contract parties (e.g., Contract Owner, joint Owners, Spouses, Annuitant and/or Beneficiary) when setting rider benefits (such living persons are called a Covered Life and the specific person whose life and age is used to set benefits is called the relevant Covered Life). For instance, when setting your Withdrawal Percentage, the older Covered Life is the relevant Covered Life when selecting the Single Life Option and the younger Covered Life is the relevant Covered Life when selecting the Joint/Spousal Option. We reserve the right to impose designation restrictions such as making sure that your Spouse is a joint Owner when selecting the Joint/Spousal Option.
Does buying the riders forfeit your ability to buy other riders?
Yes, buying either rider precludes you from electing the Safety Plus rider and the Daily Lock Income Benefit rider.
If you elect either rider, you may not elect Personal Pension Account Transfer Programs Investment Gains or Income Path Options. Please see Section 4.a. Personal Pension Account Transfer Programs.
How is the charge for the riders calculated?
Each rider has a different current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a single or joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the riders?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

•	Payment Base
Your initial Payment Base is equal to your initial Premium Payment (without deduction of sales charges, if any). It will generally fluctuate based on:

•	Market Increases; or

•	Deferral Bonuses; and

•	Subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
On each Contract Anniversary until and including the Contract Anniversary immediately following the oldest Covered Life’s 90th birthday, the Payment Base will be reset to equal the greater of your Contract Value (prior to the deduction of the rider charge) as of the Contract Anniversary (this event is referred to as a Market Increase) or your current Payment Base plus any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). You will not receive both a Market Increase and a Deferral Bonus in the same Contract Year. We reserve the right to impose an annual Payment Base Cap on the sale of new Contracts only. We do not currently enforce an annual Payment Base Cap.
Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base by the dollar amount of the Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).

•
Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

•
Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.

Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Future5 and Future6 Transfer Limits will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.
Since the Maximum Anniversary Value V, the Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Future5 or Future6. If there is a conflict, then the Transfer Limit of Future5 or Future6 prevails. Please refer to Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.

Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.

•	Deferral Bonus Base
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase is greater than or equal to your Deferral Bonus. The Deferral Bonus will vary depending on the rider version you select. The Deferral Bonus for Future5 is 5%. The Deferral Bonus for Future6 is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period. The Deferral Bonus Period will cease upon the earlier of the tenth Contract Anniversary, when you take any partial Surrender, or if a transfer is made to the Personal Pension Account that is in excess of the Future5 and Future6 Transfer Limit.
When you elect this rider, your Deferral Bonus Base is equal to your initial Premium Payment (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
Subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer during the Deferral Bonus Period.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis.
Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life at the time of the first partial Surrender.
The applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	4.0%
65+	5.0%
If you elect Future5 on or after July 16, 2012, the applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	3.5%
65-84	4.5%
85+	5.5%

•
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or

•
If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there is a Market Increase. In the event that there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.

Is either rider designed to pay you Death Benefits?
No.
Does either rider replace the standard Death Benefit?
No.
Can you revoke the riders?
No.
What effect do partial or full Surrenders have on your benefits under the riders?
Please refer to “Does your benefit base change under the riders?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if:

(A)
on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or

(B)
on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:

1.
You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.

b)
If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.

c)
If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or transfer(s) from other Sub-Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

e)	Market increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the riders are affected only by changes to the relevant Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of a Covered Life may cause a recalculation of the rider benefits. Covered Life changes also allow us, in our discretion, to impose then prevailing investment restrictions, as described below.
Any Covered Life change made within the first six months from the Contract Issue date will have no impact on the Payment Base or Deferral Bonus Base as long as each succeeding Covered Life is younger than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage, Lifetime Benefit Payment, and Threshold Payment, as applicable, will thereafter change based on the age of the new relevant Covered Life.

•	Single Life Option:
Any Covered Life changes after the first six months from Contract Issue date will cause a reset as follows:

A.	If we no longer offer such rider, we will revoke the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

B.
If we offer the rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. If no partial Surrenders or transfers to the Personal Pension Account above the Transfer Limit have been taken, the Deferral Bonus Base will be recalculated to be the lesser of the Contract Value or the Deferral Bonus Base effective on the date of the change. If a partial Surrender has been taken or there had been a transfer to the Personal Pension Account above the Transfer Limit prior to the date of the Covered Life change, the Deferral Bonus Period will end and the Deferral Bonus Base will be zero; or

C.
If we offer such rider and the older Covered Life after the date of the ownership change is equal to or older than the maximum age limitation, the rider will be terminated and removed from the Contract.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

•	Joint/Spousal Option:
After the first six months from the Contract issue date, if partial Surrenders have not yet been taken and you and your Spouse become legally divorced, you may add a new Spouse to the Contract provided that the age limitation of the rider is not exceeded, the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the younger Covered Life as of the date of the change. The charge for the rider will remain the same.
Alternatively, if after the first six months from the Contract issue date, if partial Surrenders have been taken or a transfer to the Personal Pension Account has been made, and you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract and the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the remaining Covered Life as of the date of the change. These recalculations will continue to be based on the Joint/Spousal Option. You may not convert your Joint/Spousal Option election to a Single Life Option. The charge for the rider will remain the same.
If after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or younger than the maximum age limitation of the rider at the time of the change, then we will revoke the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

B.	If the older Covered Life after the change exceeds the maximum age limitation of the rider, or we no longer offer the rider, then the rider will terminate.
Can your Spouse continue your Lifetime Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.
If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

•	The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

•	The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and

•
The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. In this circumstance, the Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment or Threshold Payment, as the case may be, may continue under a Life Annuity Payout Option.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of any Annuitant.
If the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. As of the date of this prospectus, if you elect Future5, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models will be rebalanced quarterly. If you elect Future6, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. The Personal Protection Portfolio models are rebalanced monthly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.

If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Upon reinstatement, your Deferral Bonus Base will be reset at the lower of the Deferral Bonus Base prior to the termination or Contract Value as of the date of reinstatement and the Deferral Bonus Period, if applicable, will continue uninterrupted.
We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under either rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
Both rider versions require that you invest in asset allocation models. However, we are able to offer certain attributes associated with the Future6 rider, such as a higher Deferral Bonus and lower rider charges, based on our assumptions that the Personal Protection Portfolios, and particularly, the requirement to maintain 50% of your Contract Value in the BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The riders may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
Your required participation in the Personal Protection Portfolio models end when the Future6 rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.

•
If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.

•
The benefits under either rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	The Fixed Accumulation Feature is not available if you have elected Future6.

•	Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these benefits.

•
Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of either rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

•
The determination of the relevant Covered Life is established by us and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments and the Transfer Limit.

•	We may withdraw either rider for new Contract sales at any time.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life.

•	Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	The fee for either rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

•	Future6 is referred to as Guaranteed Minimum Withdrawal Benefit Plus in your Contract. Future5 is referred to as Guaranteed Minimum Withdrawal Benefit in your Contract.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

b. Daily Lock Income Benefit
Objective
The objective of the rider is to provide longevity protection in the forms of lifetime payments that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.
Please consider the following prior to electing the rider:

•	The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below.
How does the rider help achieve this goal?
The rider provides an opportunity to receive withdrawals in the form of either Threshold Payments prior to the Lifetime Income Eligibility Date or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments.
When can you buy the rider?
The Daily Lock Income Benefit rider is no longer available for purchase (including adding it to existing Contracts).
This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age on any Owner or Annuitant when electing this rider is 80.

Does buying the rider forfeit your ability to buy other riders?
Yes, buying the rider precludes you from electing the Safety Plus, Future5 and Future6 riders.
If you elect the rider, you may not elect Personal Pension Account Transfer Programs Investment Gains, Income Path Options or the DCA Interest/Earnings Program. Please see Section 4.a. Personal Pension Account Transfer Programs.
How is the charge for the rider calculated?
The rider has a current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a Single or Joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a prorated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination, or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

•	Payment Base
Your initial Payment Base and Anniversary Payment Base are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Payment Base will fluctuate based on Market Increases; Deferral Bonuses, or subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
If you are electing this rider after your Contract has been issued, the Payment Base will be based on the Contract Value on the date the rider is effective. This may be less than your initial Premium Payment or Contract Value on any day prior to your rider effective date.
On each Valuation Day other than your Contract Anniversary, the Payment Base will be reset to equal the greater of Contract Value as of that day or the Payment Base as of the prior Valuation Day (this event is referred to as your Market Increase). On your Contract Anniversary, the Payment Base will be reset to equal the greatest of A, B, or C where:

A =	Payment Base as of the prior Valuation Day

B =	Contract Value prior to the deduction of the rider charge (minus any Premium Based Charge, if applicable)

C =	Anniversary Payment Base as of the prior Valuation Day plus any applicable Deferral Bonus during the Deferral Bonus Period.
Your Anniversary Payment Base may be reset each Contract Anniversary to equal the greater of the Payment Base or the Anniversary Payment Base as of the prior Valuation Day. The Anniversary Payment Base includes any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). We reserve the right to impose a daily Payment Base Cap. We do not currently enforce a daily Payment Base Cap. Your Payment Base and Anniversary Payment Base will not be adjusted to reflect any Market Increases on or after any Owner’s or the Covered Life’s 90th birthday.
Please refer to Daily Lock Income Benefit Examples 1 and 2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base, Anniversary Payment Base and Contract Value by the dollar amount of that Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base and Anniversary Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).

•
Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base and Anniversary Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base and Anniversary Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base and Anniversary Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

•
Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base or Anniversary Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base and Anniversary Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Daily Lock Income Benefit Transfer Limit will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.
The Maximum Anniversary Value V, Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Daily Lock Income Benefit. If there is a conflict, then the Transfer Limit of Daily Lock Income Benefit prevails. Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.
Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.
Deferral Bonus Base
If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase (as of the date of your Contract Anniversary) is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus for Daily Lock Income Benefit is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
If you are electing this rider after your Contract has been issued the Deferral Bonus Base is equal to your Contract Value on the date the rider is effective. Contract Value and Premium Payments prior to the election of the rider (as well as those values that would have been used to set the Deferral Bonus Base had this rider been elected upon Contract issuance), will be disregarded.
The Deferral Bonus Period will cease upon the earlier of the tenth Contract Anniversary following the rider effective date, when you take any partial Surrender, or if a transfer is made to the Personal Pension Account that is in excess of the Daily Lock Income Benefit Transfer Limit.
During the Deferral Bonus Period, subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis. Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.

Is the rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you’ve taken your first partial Surrender.
Prior to your first Partial Surrender, your Lifetime Benefit Payment is set daily and is equal to your applicable Withdrawal Percentage multiplied by your then current Payment Base. Thereafter, your Lifetime Benefit Payment and your Transfer Limit may reset on any of the following events:

a)	Contract Anniversary;

b)	Market Increase on or after a birthday when the Covered Life has attained an age that results in a new age band;

c)	A subsequent Premium Payment;

d)	A Transfer to or from the Personal Pension Account;

e)	A partial Surrender that exceeds the Lifetime Benefit Payment; or

f)	A change in the Annuitant or Spousal Continuation.
The applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	4.0%
65-84	5.0%
85+	6.0%

•
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or

•
If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there has been any Market Increase. In the event that there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.

Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if:

(A)
on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or

(B)
on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:

1.
You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.

b)
If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.

c)
If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDCS will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or Transfer(s) from Other Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

e)	Market increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDCS will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the rider is affected only by changes to the Covered Life, only those changes are discussed below. Generally, the Covered Life cannot be changed.
If you have elected the Single Life Option, the following provisions apply:
If the Contingent Annuitant assumes the role of the Covered Life upon the Annuitant’s death, or we reserve the right to allow a one-time change in the Covered Life due to divorce and choose to exercise this right, the following rules apply:

1.
If the age of the Covered Life on the effective Valuation Day of the Covered Life change is greater than 81, we will terminate this rider. The rider charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the age of the Covered Life on the effective Valuation Day of the Covered Life change is less than or equal age 81, the following options apply:

a)
Covered Life changes within the first six months from the rider effective date will have no impact on the Payment Base, the Anniversary Payment Base or the Deferral Bonus Base. Rider benefits, Withdrawal Percentage, and Transfer Limit will be recalculated using the Covered Life’s age on the effective Valuation Day of the Covered Life change.

b)	Covered Life changes after the first six months from the rider effective date will cause a recalculation of the rider provisions as follows:

(i)	If this rider is not currently available for sale, we will terminate this rider. The rider charge will be assessed on the termination date, and will no longer be assessed thereafter.

(ii)	If this rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new issues and reset the benefit values as follows:

•	The Payment Base and Anniversary Payment Base will be recalculated to the lesser of the Contract Value or the applicable value on the effective Valuation Day of the Covered Life change.

•
The Deferral Bonus Base will be recalculated to the lesser of the Contract Value or the Deferral Bonus Base on the effective Valuation Day of the Covered Life change, if applicable. If the Deferral Bonus Period had ended prior to the Covered Life change, the Deferral Bonus feature will not be reinstated.

•
Rider benefits, the Transfer Limit, if applicable, and the Withdrawal Percentage will be recalculated on the date of the Annuitant change based on the Covered Life’s attained age on the effective Valuation Day of the change. Rider benefits, and Transfer Limit, if applicable, will be equal to the Payment Base as of the effective Valuation Date of the Covered Life change multiplied by the Withdrawal Percent.

If you have elected the Joint/Spousal Option, the following provisions apply:
You may only name the Covered Life’s Spouse as Contingent Annuitant. If the Covered Life’s Spouse assumes the role of the Covered Life as the result of being the Contingent Annuitant at the time of the Covered Life’s death, the benefits of this rider will continue uninterrupted until the death of the surviving Spouse.
We reserve the right to allow a one-time Covered Life changes in the event of a divorce between the Covered Life and the Covered Life’s Spouse, provided that no Owner or Covered Life is older than 80. In such case, the following rules apply:

a)
If partial Surrender(s) have not been made, you may remove the former Spouse as an Annuitant, and replace such Spouse with the new Spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the youngest Covered Life.

b)
If partial Surrender(s) have been made, then you may remove the former Spouse as an Annuitant. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the remaining Annuitant. Rider benefits and the Transfer Limit, if applicable will be recalculated as of the date of the Covered Life change. You will not be permitted to replace the removed Spouse with a new Spouse. The rider will terminate upon the death of the remaining Covered Life.

c)	The rider charge will not be affected by a change to the Covered Life if you have elected the Joint/Spousal Option.
Can your Spouse continue your Lifetime Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.
If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base, Anniversary Payment Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Anniversary Payment Base will be equal to the greater of Contract Value or the Anniversary Payment Base on the Spousal Contract continuation date;

•	The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

•	The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

•	The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and

•
The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. In this circumstance, the Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment may continue under a Life Annuity Option.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.

If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of any Annuitant or a period certain.
If the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant is younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D or 100% in the BlackRock Managed Volatility V.I. Fund. The models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
If you are electing this rider after your Contract has been issued, the starting values for all benefits will be the Contract Value on the rider effective date and not your initial Premium Payment or any other prior values.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
Your required participation in the Personal Protection Portfolio models end when the Daily Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund in you have Future6.

•
If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	The Fixed Accumulation Feature is not available if you have elected Daily Lock Income Benefit.

•	Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate this benefit.

•
Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

•	We may withdraw the rider for new Contract sales at any time.

•
When the Single Life Option is chosen, Spouses may find continuation of the rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in the optional rider is dependent upon its availability at the time of death of the first Covered Life.

•	Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	The fee for rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•	We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

•
The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

•	Daily Lock Income Benefit is referred to as Guaranteed Minimum Withdrawal Benefit Plus Rider M in your Contract.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

c. Personal Pension Account
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Interests in the Personal Pension Account are not registered under the 1933 Act and the Personal Pension Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Personal Pension Account nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures regarding the Personal Pension Account. The following disclosure about the Personal Pension Account is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Personal Pension Account is currently available to IRA, Roth IRA, SEP and Non-Qualified plan types. The Personal Pension Account may not be available to all types of ownership arrangements, or in all states.
Objective
The objective of the rider is to provide a fixed rate of growth on investments and longevity protection through the certainty of predetermined lifetime payouts during the Guarantee Window and a death benefit. Withdrawals from the Personal Pension Account may be subject to commutation, please see below.
How does the rider help achieve this goal?
The Personal Pension Account bears some similarities to a Fixed Accumulation Feature where you may also receive a fixed interest rate investment return. In this regard, the Personal Pension Account is an alternative to the uncertainty of investing in Funds when your return depends on the investment performance of the Funds you select. However, the Personal Pension Account operates very differently than the Fixed Accumulation Feature. The Fixed Accumulation Feature is designed to serve as a conventional accumulation-oriented investment; you put money in to build up your investment, and you can then withdraw money to meet financial needs as they arise. Until October 3, 2014 you can also transfer some or all of your investment to the Funds or the Personal Pension Account, and your beneficiaries receive a Death Benefit if you die. The Personal Pension Account is designed to serve a different purpose; it has features and guarantees that you can use to design your own personal pension plan to provide guaranteed life-long income payouts without having to use Funds or Fixed Accumulation Feature for that purpose. You will know at the time of each Personal Pension Account Contribution what you can expect in terms of guaranteed Payout Purchase Rates (provided that Personal Pension Account Payouts are commenced during your Guarantee Window). Crediting rates (which reduce over time bands) are also available at or prior to each Personal Pension Account Contribution. While you can also use the Fixed Accumulation Feature to take systematic withdrawals or Annuity Payouts, the amount of those income payments is not guaranteed in advance.
Why would you invest in the Fixed Accumulation Feature if the Personal Pension Account rider gives you guaranteed Payout Purchase Rates and more flexibility structuring payouts? In order to give you the guarantees and income payment flexibility, we had to place significant restrictions on how much you can transfer out of the Personal Pension Account in any year as well as on your ability to receive lump sum payments. Instead of Surrendering part or all of the amounts you have built up in the Personal Pension Account, you can get a lump sum payment only by specifying some or all of the payouts you are receiving, and then commuting them into a lump sum. When you commute your Personal Pension Account, you may end up getting less than you would have if you invested in the Fixed Accumulation Feature or Funds. This is the tradeoff you have to accept in return for getting the additional flexibility and guarantees that let you design your own personal pension plan.

The Personal Pension Account also bears many similarities to guaranteed minimum withdrawal benefits such as Future5 and Future6. Generally speaking, however, the Personal Pension Account may better satisfy a long-term investor’s need for the present certainty of future lifetime payouts (subject to limitations) than is otherwise available to those electing a guaranteed minimum withdrawal benefit.
When can you elect the rider?
The Personal Pension Account rider is no longer available for purchase (including adding it to existing Contracts).
Except as noted below (see Other Considerations below), the minimum initial Personal Pension Account Contribution is $10,000 and failure to maintain a minimum Accumulation Balance of $5,000 will result in premature commencement of Personal Pension Account Payouts. Subsequent Premium Payments can be made into Funds and/or the Fixed Accumulation Feature before or after Personal Pension Account Payouts have begun (if received before your Annuity Commencement Date).
We may close the Personal Pension Account to new Personal Pension Account Contributions at any time without notice. We may also make the Personal Pension Account available only through enrollment in one or more investment Programs that we establish.
Does buying the rider forfeit your ability to buy other riders?
No.
How is the charge for the rider calculated?
We do not charge a separate rider fee for the Personal Pension Account. Our expenses associated with offering this rider are factored into Credited Interest Rates and Payout Purchase Rates.
Does your benefit base change under the rider?
Yes. You invest in the Personal Pension Account through Personal Pension Account Contributions. Your first Personal Pension Account Contribution becomes your initial Benefit Balance. The Benefit Balance will be increased by the amount of each subsequent Personal Pension Account Contribution, transfers into the Personal Pension Account from the Fixed Accumulation Feature and Funds, and, credited interest. Unlike the Fixed Accumulation Feature, the Benefit Balance is not indicative of what you would receive as a lump sum.
Prior to the start of Personal Pension Account Payouts, the Accumulation Balance equals your Benefit Balance. Once you start taking Personal Pension Account Payouts, your Benefit Balance is divided into an Accumulation Balance and Annuity Payout Value. Annuity Payout Value refers to the sums used to fund your Personal Pension Account Payouts and anything remaining is referred to as your Accumulation Balance. Because you may convert all or any portion of your Accumulation Balance into Personal Pension Account Payouts at different times, you may have more than one Annuity Payout Value.
We will credit interest to your Accumulation Balance at a minimum rate of 1.5% for so long as you have an investment in the Personal Pension Account. We may apply a Credited Interest Rate that is higher than this minimum interest rate. Different Credited Interest Rates may apply during the course of your investment in the Personal Pension Account. Credited Interest Rates may also vary based on contract variation, Annuity Payout Option, and your gender.
We may prospectively set new Credited Interest Rates and time periods over which such Credited Interest Rate(s) shall apply to new Personal Pension Account Contributions. This means that portions of your Accumulation Balance may earn interest at different Credited Interest Rates. See Personal Pension Account Examples 1, 2 and 4 in Appendix A for an illustration of how different Credited Interest Rates may apply during the term of your Contract.
We will confirm your Credited Interest Rate schedule with each Personal Pension Account Contribution. There is no specific formula for determining Credited Interest Rates and no assurances are offered as to future Credited Interest Rates and their applicability to your Contract. Some of the factors that we may consider in determining Credited Interest Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match these or our general liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, mortality risks, and competitive factors. We expect to make a profit in setting Credited Interest Rates.
We will account for any Personal Pension Account Contributions, Personal Pension Account Payouts, interest, and deductions separately and on a first-in, first-out basis for the purposes of determining which Credited Interest Rates are associated with each Personal Pension Account Contribution.
Is the rider designed to pay you withdrawals for your lifetime?
Yes. You may tell us to start paying you Annuity Payouts called Personal Pension Account Payouts at any time or at different times until your Annuity Commencement Date. There is a thirty day waiting period for your first Personal Pension Account Payout following each Personal Pension Account Start Date.
Your ability to receive lump sum payments from the Personal Pension Account is limited. You do not withdraw any part of your Benefit Balance in the same way that you can Surrender your Contract Value from Funds or the Fixed Accumulation Feature. Rather, you must convert Accumulation Balance into an Annuity Payout Value that is then used to set your Personal Pension Account Payouts. In contrast, you may Surrender any or all of your Contract Value without affecting your Annuity Payout Value and may commute any or all of your Annuity Payout Value without affecting your Contract Value. You may terminate your Contract by (a) fully Surrendering all of your Contract Value in the Funds and Fixed Accumulation Feature; and (b) commuting your Annuity Payout Value in your Personal Pension Account thereby giving up your right to future Personal Pension Account Payouts. This may subject your Annuity Payout Value to a CDSC, if applicable, if the amount commuted is in excess of your AWA. Please see CDSC Example 6 in Appendix A-7 for an illustration of how the CDSC is calculated for commutation. The amount ultimately received as a consequence of your investment in the Personal Pension Account is not predictable because of the uncertainty of factors such as how long you have invested in the Personal Pension Account, Credited Interest Rates in effect at the time of investment, the discount rate used for commutation, and how long you receive lifetime Personal Pension Account Payouts.
We reserve the right to require that you own your Contract for at least six months before you start receiving Personal Pension Account Payouts. For qualified Contracts, we reserve the right to require that you start taking Personal Pension Account Payouts no later than when the Annuitant turns age 70½.
Personal Pension Account Payouts received prior to the Annuity Commencement Date are considered to be partial annuitizations under the Code. You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts.
We will calculate the amount of your Personal Pension Account Payouts by applying the applicable Payout Purchase Rate to your Accumulation Balance. We will provide you with guaranteed Payout Purchase Rates corresponding with your Guarantee Window each time that you make a Personal Pension Account Contribution. Payout Purchase Rates are set at our discretion. Minimum guaranteed Payout Purchase Rates are described in your Contract. Payout Purchase Rates may vary based on Contract share class, gender and the Annuity Payout Option selected. There is no specific formula for determining Payout Purchase Rates and, except as specifically provided below, there is no assurance as to future Payout Purchase Rates. Some of the factors that we may consider in determining Payout Purchase Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, and competitive factors and mortality tables (including age and gender factors). We expect to make a profit in setting Payout Purchase Rates.
When you first make a Personal Pension Account Contribution, you will be required to choose a Target Income Age at which Personal Pension Account Payouts are likely to begin. The Target Income Age cannot exceed twenty years from the oldest Annuitant’s age (Single Life Option) or the oldest Spouse (Joint Life Option) at the time of investment or age 80, whichever shall first occur. A single Target Income Age will apply to your Contract irrespective of the number of subsequent Personal Pension Account Contributions you may make in the future. Except as provided under Annuity Payout Options Two and Eight, the Target Income Age cannot be changed.
We will use guaranteed Payout Purchase Rates to calculate Personal Pension Account Payouts if you commence taking Personal Pension Account Payouts during the timeframe that begins three years prior to the Target Income Age and ends three years after the Target Income Age (this seven year period is referred to as the Guarantee Window). In the event that you do not establish a Target Income Age that is at least three years from your current age when you make your first Personal Pension Account Contribution, we will automatically reset your Target Income Age to such date and adjust your Guarantee Window accordingly, subject to the maximum Target Income Age limitations stated above. If you elect Annuity Payout Option Eight, we will establish Payout Purchase Rates by deducting the age of the youngest Annuitant from the age of the oldest Annuitant as of the date of your initial Personal Pension Account Contribution. This differential in ages (rounded up to a full year) will also be used for establishing Payout Purchase Rates for any subsequent Personal Pension Account Contributions regardless of when during each calendar year they are made.
If you commence taking Personal Pension Account Payouts at any time outside of the Guarantee Window, then we will calculate your Personal Pension Account Payouts using the lower of (x) then current Payout Purchase Rates or (y) the maximum Payout Purchase Rate applicable at the time of each Contribution that corresponds to the actual time deferred; but, in no event will the Payout Purchase Rate be less than (z) the minimum guaranteed payout specified in your Contract. The amount of these Personal Pension Account Payouts taken outside of your Guarantee Window are not guaranteed. The existence of guaranteed Payout Purchase Rates, among other things, distinguishes the Personal Pension Account from the way we treat annuitization of your Contract Value and investments in the Fixed Accumulation Feature at the end of the accumulation phase of your Contract. See Personal Pension Account Examples 1 and 4 in Appendix A for an illustration of Personal Pension Account Payouts during the Guarantee Window.
Personal Pension Account Payouts are not cumulative and may not be advanced, commuted or accelerated, except as explicitly stated in this prospectus. Subject to applicable state insurance law, the Personal Pension Account does not establish a cash Surrender benefit.
Personal Pension Account Payouts will generally terminate upon receipt of due proof of death of the Owner, joint Owner, Annuitant, or Joint Annuitant (if applicable), depending on the Annuity Payout Option then in effect. Please refer to the Annuity Payouts section for more information regarding the cessation of Personal Pension Account Payouts based on the death of an Owner, Annuitant or Joint Annuitant, as applicable, and how these events vary depending upon whether transpiring before or after the Annuity Commencement Date.
Is this rider designed to pay you a Death Benefit?
Yes. The Personal Pension Account includes a Death Benefit that is initially equal to your Benefit Balance. Your Personal Pension Account Death Benefit increases as a result of additional Personal Pension Account Contributions, transfers into the Personal Pension Account, and credited interest. Your Personal Pension Account Death Benefit decreases as you take Personal Pension Account Payouts. Your Personal Pension Account Death Benefit also decreases upon commutation of your Annuity Payout Value and may be eliminated over time. Benefit Balance transfers to Funds and/or the Fixed Accumulation Feature also decrease your Personal Pension Account Death Benefit but because these amounts are converted into Contract Value, they become part of the standard Death Benefit and/or an optional Death Benefit then in effect. The method of payment of the Death Benefit will be subject to the restrictions described in Section 5.a Standard Death Benefit. Personal Pension Account Death Benefits are not subject to commutation or CDSCs, if applicable.
Does the rider replace the standard Death Benefit?
No. The Personal Pension Account Death Benefit supplements the Standard Death Benefit or any optional Death Benefit then in effect.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Lump Sum Payments - You may commute any or all of your Annuity Payout Value to get a lump sum payment from the Personal Pension Account. You must therefore initiate Personal Pension Account Payouts to commute your Annuity Payout Value.
We compute your Personal Pension Account Commuted Value by first calculating the number of Personal Pension Account Payouts (corresponding to the Annuity Payout Value that you seek to commute) that when added together will equal the amount of your commutation request. We then compute the time period over which each Annuity Payout Value would have otherwise been paid. This time period is called the Guaranteed Payout Duration. We then use a present value formula to compute the lump sum payable to you using the discount rate then in effect. Please see “What is the Commuted Value?” in Section 4.c Surrenders and Personal Pension Account Examples 4a and 4b in Appendix A for more information about how Guaranteed Payout Duration is determined.
Personal Pension Account Payouts based on the remaining, non-commuted portion of your Annuity Payout Value will resume after the Guaranteed Payout Duration based on the same frequency established on your original Personal Pension Account Start Date provided that Personal Pension Account Payouts have not been terminated based on a death event pursuant to the relevant Annuity Payout Option.
Your Commuted Value may be significantly less than your Annuity Payout Value. This is because your Commuted Value depends on a number of factors, including charges to interest rates since each contribution, how long you have invested in the Personal Pension Account and how long Personal Pension Account Payouts are payable pursuant to the relevant Annuity Payout Option. Please refer to “What kinds of Surrenders are available?” and “What is the Commuted Value?” in Section 4.c Surrenders as well as Personal Pension Account Example 4 in Appendix A for more information about how commutation works.
Transfers - As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
Each Contract Year, you may transfer a portion of your Accumulation Balance to the Fixed Accumulation Feature or Funds without having to comply with the annuitization and commutation requirements discussed above. All transfer allocations must be in whole numbers (e.g., 1%). The maximum amount of Accumulation Balance that may be transferred is the highest of:

•	4% of your Accumulation Balance as of your prior Contract Anniversary;

•	the amount of interest credited to your Accumulation Balance over the most recent full Contract Year; or

•	the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.
We reserve the right to: (a) limit the number of transfers from the Personal Pension Account; (b) make you wait six months after your most recent transfer from the Personal Pension Account before moving Contract Value back into the Personal Pension Account; or (c) revoke this transfer privilege at any time. Amounts transferred out of the Personal Pension Account will reduce the Accumulation Balance by the amount transferred. Amounts transferred from the Personal Pension Account to the Fixed Accumulation Feature or Funds become part of your Contract Value. You may also transfer Contract Value from your Funds or Fixed Accumulation Feature into the Personal Pension Account. Such transfers will reduce the amount of any optional Death Benefit, and will result in a reallocation of the AWA and Remaining Gross Premiums associated with your Contract Value and your Personal Pension Account investments. If you have also elected a guaranteed accumulation or withdrawal benefit, please refer to the section entitled “What effect do partial or full Surrenders have on your benefits under the rider?” within such prospectus sections for more information about the impacts of transfers to and from the Personal Pension Account on such benefits. If applicable, no CDSC will be applied to Accumulation Balance transferred to Funds or the Fixed Accumulation Feature, or vice versa. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date. See Personal Pension Account Example 3 in Appendix A for an illustration of transfers into your Personal Pension Account.
As a result of these out-bound transfer restrictions, it may take a significant amount of time (i.e., several years) to move Accumulation Balance to Funds or the Fixed Accumulation Feature and therefore this may not provide an effective short term defensive strategy. Please refer to Example 3 under the Personal Pension Account Examples in Appendix A for an illustration of transfer restrictions.
What happens if you change ownership?
Except as otherwise provided in the Annuity Payouts section, any successor owner must continue to abide by the Target Income Age and Guarantee Window you establish at the time of your first Personal Pension Account Contribution.
Can your Spouse continue your Lifetime Withdrawal Benefit?
Yes. However, you may not make any Personal Pension Account Contributions any time after your Spouse is removed from your Contract if Annuity Payout Option Eight was elected. Please refer to Annuity Payout Options Two and Eight for further information.
What happens if you annuitize your Contract?
You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts. You may not make any Personal Pension Account Contributions after the Annuity Commencement Date. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date.
Are there restrictions on how you must invest?
Yes. You have no discretion over the management of sums invested in the Personal Pension Account as they are held in our General Account.
Are there restrictions on the amount of subsequent Contributions?
As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

In addition, our prior approval may be required for any single or cumulative Personal Pension Account Contribution of $1 million or more made prior to October 3, 2014. Each subsequent Personal Pension Account Contribution must be at least $1,000.
Can we aggregate Contracts?
No.
Other Information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
Special consideration should be given by Personal Pension Account investors who are under age 40 based on the twenty-year limitation on setting your Target Income Age and the absence of guaranteed Payout Purchase Rates applied if Personal Pension Account Payouts commence outside of your Guarantee Window.

•
Because we impose commutation and transfer limitations, please work with your investment professional to ensure that your investments in the Fixed Accumulation Feature and Funds (in addition to other available assets) will be adequate to meet your liquidity and/or RMD (if applicable) needs before investing in the Personal Pension Account.

•	Credited Interest Rates available under the Personal Pension Account may be higher or lower than interest rates offered under the Fixed Accumulation Feature.

•
You must select either Annuity Payout Option Two or Eight in order to receive Personal Pension Account Payouts. These Annuity Payout Options include restrictions as to who may serve as Annuitant, Joint Annuitant and Beneficiary.

•
Anyone considering investing their entire Deposit into the Personal Pension Account should first discuss with their investment professional whether a single Premium immediate annuity may offer better Payout Purchase Rates.

•
The Personal Pension Account should not be confused with a pension plan under ERISA. We do not assume any fiduciary duties, as such terms are defined under ERISA laws and regulations. The Personal Pension Account is not a defined benefit plan guaranteed by the Pension Benefit Guaranty Corporation or any federal or state government agency. This feature is not a corporate pension plan issued by us.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
7. Optional Accumulation Benefit
Safety Plus
Objective
The objective of the rider is to ensure that you receive no less than the Guaranteed Accumulation Benefit of the Safety Plus rider on the rider maturity date and provides enhanced income to the Personal Pension Account at the rider maturity date. Your Guaranteed Accumulation Benefit will initially equal your Premium Payments and will increase by subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account if such Premium Payments and transfers are received before your first rider anniversary.
Please consider the following prior to electing this rider:

•	The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
This rider may terminate due to adverse (or catastrophic) market conditions which cause a reduction in Contract Value below the minimum amount rule.
How does the rider help achieve this goal?
On the tenth Contract Anniversary from the date you buy the rider (the rider maturity date), we will compare your Contract Value with the Guaranteed Accumulation Benefit. If the Guaranteed Accumulation Benefit is greater than your Contract Value, then we will apply a one-time adjustment to your Contract Value equal to the difference between your Contract Value and Guaranteed Accumulation Benefit. This one-time adjustment will be distributed among the various Funds and Fixed Accumulation Feature, if applicable, in which your Contract Value is then allocated, on a pro-rata basis. After this one-time adjustment, the rider will terminate. However, if your Contract Value on the rider maturity date is greater than the Guaranteed Accumulation Benefit, then there will be no adjustment to your Contract Value and the rider will terminate without notice. See Safety Plus Examples 1-2 in Appendix A.
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account, we will apply a one-time increase to the Personal Pension Account maximum guaranteed Payout Purchase Rate. This one-time increase will be an amount up to, but not greater than, the Guaranteed Accumulation Benefit. This increase is referred to as the income enhancer, described below.
When can you buy the rider?
The Safety Plus rider is closed to new investors (including existing Owners).
You may only buy the rider at the time you buy your Contract. The maximum age of any Contract Owner or Annuitant when buying this rider is 80. You must identify your Spouse as the Joint Annuitant when electing this rider if electing Annuity Payout Option Eight.
The rider may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. The rider may not be available in all states. We reserve the right to withdraw the rider or any rider charge structure at any time.
Does buying the rider preclude you from buying other riders?
Yes, buying this rider precludes you from electing Future5, Future6, or Daily Lock Income Benefit.

How is the charge for the rider calculated?
The fee for the rider is based on your Guaranteed Accumulation Benefit. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account until the rider maturity date.
If the rider is revoked or terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on Guaranteed Accumulation Benefit immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. Your Guaranteed Accumulation Benefit is the basis upon which we determine our guarantee obligation on the rider maturity date. Your starting Guaranteed Accumulation Benefit will equal your initial Premium Payment (without deduction for sales charges, if any). Your Guaranteed Accumulation Benefit will increase, on a dollar-for-dollar basis, to reflect subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account only if such Premium Payments and transfer are received before your first rider anniversary. Please refer to Safety Plus Examples 1-2 in Appendix A.
Surrenders will reduce your Guaranteed Accumulation Benefit on a proportionate basis. If your Contract Value is less than your Guaranteed Accumulation Benefit, reductions on a proportionate basis may be greater than if taken on a dollar-for-dollar basis. See Safety Plus Examples 3 and 4 in Appendix A for an illustration of this calculation.
Transfers into the Personal Pension Account that are equal to or less than the Transfer Limit will reduce your Guaranteed Accumulation Benefit on a dollar-for-dollar basis. Transfers in excess the Transfer Limit in any Contract Year will then reduce your Guaranteed Accumulation Benefit on a proportionate basis. Please refer to Safety Plus Examples 2; 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
You may not carry over unused transfer sums from one Contract Year to another. Your Transfer Limit may change on each Contract Anniversary and whenever you make subsequent Premium Payments, make Surrenders, transfer sums from the Personal Pension Account or make an change in the Owners of the Contract. Optional Death Benefit riders each have their own Transfer Limit, which may be a different amount than the Transfer Limit imposed by Safety Plus. In the event of a conflict, the Transfer Limit of Safety Plus prevails. The Safety Plus Transfer Limit is equal to 5% of the Guaranteed Accumulation Benefit at each Contract Anniversary.
Your Guaranteed Accumulation Benefit can never be less than $0 or more than $5 million. Any activities that would otherwise increase your Guaranteed Accumulation Benefit above this limit will not be included for any benefits under the rider.

•	Income Enhancer
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account under this option, we will apply an increase to the Personal Pension Account Maximum Guaranteed Payout Purchase Rate equal to 20% greater than the then current Personal Pension Account Maximum Guaranteed Payout Purchase Rate. The increased Payout Purchase Rate will only be applied to an amount up to, but not greater than, the Guaranteed Accumulation Benefit and must be transferred to the Personal Pension Account after the rider maturity date but prior to the eleventh Contract Anniversary following the rider effective date. This Safety Plus feature is not available if the Personal Pension Account is not available in your state. Please refer to Safety Plus Example 2 in Appendix A.
Transferring Contract Value may proportionately reduce your Death Benefit. Please refer to “What effect do partial or full Surrenders have on your benefits under the rider?” for more information regarding excessive transfers. Please refer to Annuity Payout Option Eight in Section 4.d, for important considerations regarding the configuration of contract ownership roles when selecting a joint and last survivor life Annuity Payout Option for Personal Pension Account Payouts.
Is the rider designed to pay you withdrawal benefits for your lifetime?
No.
Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
Yes. At any time following the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date, you may elect to terminate this rider. The Contract Value will not be adjusted to equal the Guaranteed Accumulation Benefit and the rider will terminate.
What effect do Partial or Full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Guaranteed Accumulation Benefit.
If your Contract Value on any Contract Anniversary is ever reduced below the Contract minimum amount rule (as described in Section 4.c) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount rule, then your Contract Value will be liquidated and the Contract and all its riders, including this rider, shall terminate and no rider benefits shall be paid.
What happens if you change ownership?
Any Contract change before the Annuity Commencement Date which causes a change in the ownership will result in the recalculation of the benefits provided under the rider. We reserve the right to approve any ownership changes.
If the age of the oldest Owner(s) after the ownership change is older than the maximum issue age for this rider on the effective Valuation Day of the ownership change, we will terminate the rider.
If the age of the oldest Owner(s) after the ownership change is younger than or equal to the maximum issue age of the rider at the time of the ownership change and the ownership changes occur within the first six months from the Contract issue date, it will not cause a recalculation of the benefits or changes under the rider.
Ownership changes after the first six months from the Contract Issue date will cause a recalculation of the benefits under either (a) or (b):

(a)	If the rider or a similar rider, as we determine, is not currently available for sale we will terminate the rider; or

(b)
If the rider is currently available for sale, we will continue the existing rider at the rider charge that is currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will be recalculated to equal the lesser of the Contract Value or the then current Guaranteed Accumulation Benefit, on the effective Valuation Day of the ownership change. The rider maturity date will not change.

Can your Spouse continue your rider?
Yes. The following are the effects of an ownership change if your Spouse continues the Contract under the Spouse Beneficiary provision of the Contract, if applicable:
If your Spouse is younger than or equal to the maximum issue age for the rider at the time of the continuation, then either (a) or (b) will apply as follows:

a)	If the rider is not currently available for sale or a similar rider, as we determine, we will terminate this rider; or

b)
If the rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will not change. The rider maturity date will not change.

If your Spouse is older than the maximum issue age for the rider on the effective Valuation Day of the Spousal Contract continuation, we will terminate the rider.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract before the rider maturity date, you will forfeit all of your rights under the rider and will not receive the Guaranteed Accumulation Benefit.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D or you may invest 100% in the BlackRock Managed Volatility V.I. Fund. The models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial

Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provides very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in the BLackRock Managed Volatility V.I. Fund with these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. For purposes of determining the Guaranteed Accumulation Benefit, we reserve the right to treat as one all deferred variable annuity contracts issued by us where you have elected any similar optional guaranteed minimum accumulation benefit rider. We will not aggregate contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit (such as Safety Plus) with a Contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
Your required participation in the Personal Protection Portfolio models end when the rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	Annuitizing your Contract, whether voluntarily or not, will impact and possibly eliminate these benefits.

•	We may terminate the rider based on your violation of benefit rules and may otherwise withdraw the rider (or any benefits) for new Contract sales at any time.

•	Certain changes in ownership may result in a reduction, recalculation or forfeiture of benefits.

•	The fee for the rider will not increase unless there is an ownership change or Spousal Contract continuation.

•
Due to the anticipated impact of these investment restrictions on potential upside performance, it is important that you discuss with your investment professional whether, among other things, a traditional fixed annuity, high grade fixed income securities or a certificate of deposit might better suit your long term needs.

•
This rider is not RMD friendly. Electing the rider when using this contract to meet your RMD obligations may have negative consequences inasmuch as your benefits are reduced proportionally for any partial Surrender. We are not responsible for violations due to your obligation to comply with RMD obligations.

•	The purchase of this rider may not be appropriate for custodial owned contracts, Beneficiary or inherited IRAs or contracts owned by certain types of non-natural entities, including Charitable Trusts.

•	Safety Plus is referred to as Guaranteed Minimum Accumulation Benefit Plus Rider in your Contract.

•	The Fixed Accumulation Feature is not available if you have elected Safety Plus.
Any obligation we have under the Contract, including the optional accumulation benefit, is subject to our financial strength and claims-paying ability and our long-term ability to meet such obligations.
8. Additional Information
a. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Balance: The sum of all Personal Pension Account Contributions increased by credited interest; minus any transfers into any other Account(s) and any conversion into Annuity Payout Value.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Payment Base: For Daily Lock Income Benefit, the value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Payment Base will occur.
Annual Maintenance Fee: An annual charge deducted on a Contract Anniversary or upon full Surrender.
Annual Withdrawal Amount (AWA): The amount you may Surrender each Contract Year without incurring a CDSC.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract, excluding any Personal Pension Account Payout pursuant to the Personal Pension Account.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select. Annuity Payout includes Personal Pension Account Payouts.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date, the death of the Contract Owner or Annuitant; or annuitization(s) of Benefit Balance.
Annuity Payout Value: The portion of your Benefit Balance converted into Personal Pension Account Payouts, as reduced by future Personal Pension Account Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Factor: A factor that neutralizes the Assumed Investment Return when determining the Annuity Unit Value. When the Assumed Investment Return is 3%, the daily factor is 0.999919. When the Assumed Investment Return is 5%, the daily factor is 0.999866. And when the Assumed Investment Return is 6%, the daily factor is 0.999840.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Assumed Investment Return: The investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Balance: Personal Pension Account Contributions, as adjusted for transfers to or from Contract Value, credited interest and/or annuitization. Benefit Balance includes Annuity Payout Value, if any.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any Annuity Payout due and payable during the Guaranteed Payout Duration. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.

Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender or take money out of your Contract in the form of a commutation of Annuity Payout Value or certain annuity payout options.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Sub-Account and the Fixed Accumulation Feature.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the lifetime withdrawal feature under Future5, Future6 and Daily Lock Income Benefit guaranteed minimum withdrawal benefit riders. For Daily Lock Income Benefit, the Covered Life will always be annuitant or Joint Annuitant, if applicable.
Credited Interest Rate: The interest rates that we agree to credit during different times over the duration of your Contract for the Personal Pension Account.
Deferral Bonus: The amount added to your Payment Base on each Contract Anniversary while the Deferral Bonus Period is in effect if a Market Increase does not occur on such Contract Anniversary.
Deferral Bonus Period: The Deferral Bonus Period commences on the date that either Future5, Future6, or Daily Lock Income Benefit has been added to your Contract and Deferral Bonus Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date that either Future5, Future6, or Daily Lock Income Benefit has been added to your Contract, (b) the Valuation Day that you take your first partial Surrender (including your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that you first transfer any Contract Value to the Personal Pension Account in excess of the applicable Transfer Limit. Once the Deferral Bonus Period ends, it cannot be re-started.
Death Benefit: Except as otherwise provided, the amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or an optional Death Benefit plus the Personal Pension Account Death Benefit.
Deposit: The sum of all Premium Payments and Personal Pension Account Contributions.
Dollar Cost Averaging: A program that allows you to systematically make transfers into Funds or the Personal Pension Account.
Eligible Investment: The amount we use to assign applicable CDSC and Premium Based Charge amounts. Eligible Investments are the higher of (a) Deposits less any withdrawals; or (b) your last Valuation Day’s Total Balance.
Enhanced Return Of Premium: One of two components used to determine the Legacy Lock that provides a Death Benefit amount that will not be reduced by Lifetime Benefit Payments.
Financial Intermediary: The investment professional through whom you purchase your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all classes of Contracts we offered contain a Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our Company assets, including any money you may have invested in the Fixed Accumulation Feature, if available, and the Personal Pension Account.
Guarantee Window: The seven year time period during which we guarantee Personal Pension Account Payouts. You set your Guarantee Window by selecting your Target Income Age (when you make your first Personal Pension Account Contribution). Your Guarantee Window is three years before and after your Target Income Age.
Guaranteed Accumulation Benefit: The amount used to determine the Safety Plus Transfer Limit, the rider charge and the guaranteed amount payable at the rider maturity date.
Guaranteed Payout Duration: The time period (sometimes referred to as a period certain) specified in Annuity Payout Options Three, Five and Six; and with respect to Annuity Payout Options Two and Eight, the time period equal to the applicable Annuity Payout Value divided by the corresponding Personal Pension Account Payout.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.

Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year under Future5, Future6 and Daily Lock Income Benefit.
Lifetime Income Eligibility Date: The Valuation Day when the Covered Life has an attained age of 59½.
Market Increases: A potential increase to your Payment Base prior to the deduction of rider charges based on market performance subject to the applicable Payment Base Cap, if any.
Maximum Anniversary Value: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner or the Annuitant’s 81st birthday, whichever first occurs, adjusted for any Premium Payments, or transfers to or from the Personal Pension Account and partial Surrenders occurring after such Contract Anniversary.
Maximum Daily Value: The highest attained Contract Value prior to the first to occur of the date of death or the oldest Owner or the Annuitant’s 81st birthday, and adjusted for any Premium Payments, any transfers to or from the Personal Pension Account and any partial Surrenders.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments, Threshold Payments, Transfer Limit and rider charge under Future5, Future6, or Daily Lock Income Benefit.
Payment Base Cap: The maximum percentage the Payment Base may be increased due to a Market Increase or a Deferral Bonus under Future6, Future5 or Daily Lock Income Benefit.
Payout Purchase Rates: The monthly rates per thousand that we agree to apply upon establishing an Annuity Payout Value.
Personal Pension Account Contributions: Sums allocated to the Personal Pension Account. Personal Pension Account Contributions may take the form of Deposits or transfers of Contract Value from Sub-Accounts or the Fixed Accumulation Feature (if applicable).
Personal Pension Account Payouts: Regularly scheduled periodic payments of Annuity Payout Value.
Premium or Premium Payment: Money sent to us to be invested in your Sub-Accounts and your Fixed Accumulation Feature. A Premium Payment does not include Personal Pension Account Contributions. Portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are considered to be Premium Payments that become part of your Contract Value.
Remaining Gross Premium: Equals the Premium Payments adjusted by prior partial Surrenders. During the CDSC period, Premium Payments will be adjusted for partial Surrenders in excess of the AWA; after the CDSC period, Premium Payments will be adjusted for all partial Surrenders.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract. For the purposes of optional riders only, a Surrender may also include a transfer of Contract Value to Benefit Balance.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding). Surrender Value does not include the Commuted Value of your Personal Pension Account.
Target Income Age: The year that commences with the birthday of the oldest Annuitant during which Personal Pension Account Payouts are expected to begin. Target Income Age establishes your Guarantee Window during which a guaranteed Payout Purchase Rate will be applied to your Accumulation Balance.
Threshold Payments: The amount payable in the form of partial Surrenders under Future5, Future6, or Daily Lock Income Benefit taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date.

Total Balance: The sum of your Contract Value and Benefit Balance.
Transfer Limit: The threshold amount that you may partially Surrender or move within the Contract without causing your rider benefits to be reduced on a proportionate basis or terminate your Deferral Bonus Period for the Future5, Future6, or Daily Lock Income Benefit riders. The Transfer Limit varies by rider.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company, as the case may be.
Withdrawal Percentage: The percentage of your Payment Base that you may withdraw each Contract Year in the form of a Lifetime Benefit Payment or Threshold Payment.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - The Fixed Accumulation Feature is not available.
California - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first thirty-five days your initial Premium Payment is invested. After the thirty-fifth day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the thirty-five days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut, Florida, Illinois, New Jersey, Tennessee and Texas - The limit on Living Benefits and Death Benefits imposed when contracts are aggregated does not apply.
Connecticut and New Jersey - Our approval is required for any subsequent Contribution or transfer resulting in cumulative Contributions and transfers into the Personal Pension Account exceeding $50,000.
Connecticut - The assignment restrictions on the living benefits and Death Benefits do not apply.
Delaware - The maximum rider charge for Maximum Anniversary Value Death Benefit is 1.00%.
Florida - If you are age 65 or older on the contract issue date, CDSCs will be capped at 10% of the amount withdrawn. The cap does not apply to accredited investors.
Maryland - The Annual Maintenance Fee for C-Share and I-Share contracts is $30.
Massachusetts - We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later (B, C and L Share Contracts). The Nursing Home Waiver is not available. The Fixed Accumulation Feature investment restrictions do not apply to investors.
Minnesota - The CDSC for B share contracts are 7.5%, 7%, 6.5%, 6%, 5%,4%, 3%, 0%. The CDSC for L share contracts 7.5%, 7%, 6%, 5%, 0%.
New Jersey - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. If an optional Death Benefit is elected, our approval is required for any subsequent Premium Payment received after the first twelve months.
New York - Contracts issued by Talcott Resolution Life Insurance Company are not available in New York. The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. Letters of Intent are not available as a basis to reduce sales charges. The assignment restrictions on the living benefits and Death Benefits do not apply. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.
Oklahoma - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Oregon - The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
Pennsylvania - The Nursing Home Waiver minimum confinement period is changed from 180 days to ninety days. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
South Dakota - This contract ceased sales as of January 1, 2013.
Texas - The assignment restrictions on the living benefits and death benefits do not apply. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Washington - The Personal Pension Account is not available. In any year when no Premium Payment is paid into the Fixed Accumulation Feature, any pro-rata portion of the fee taken from the Fixed Accumulation Feature will be limited to interest earned in excess of the 3% for that year. The Target Income Age is subject to limitations based on the Annuitant’s age as of the date of the first Contribution.
c. Miscellaneous
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a recalculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned subject to the ownership change restrictions above. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. When you purchased this Contract you represented and warranted that you were not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may unilaterally modify the Contract to reflect, among other things, changes in applicable tax law or interpretations of tax law, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Owners through regular mail as an endorsement to their Contract.
Medicaid Benefits - Medicaid estate planning may be important to people who are concerned about long term care costs. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits. Ownership interests or Beneficiary status under this variable annuity could render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and Beneficiary status of your Contract. This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
d. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
e. Cybersecurity
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
f. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (TRD) under which TRD serves as the principal underwriter for the Contracts. TRD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TRD is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2018. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.

Class B and I share Contracts may have been sold directly to the following individuals free of any commission: 1) our current or retired officers, directors, trustees and employees (and their families) and our corporate parent; and 2) employees and investment professionals of Financial Intermediaries. If applicable, we may have credited the Class B share Contract with a credit of 5.0% of the initial Deposit and each subsequent Deposit, if any. This additional percentage of Deposit in no way affects current or future charges, rights, benefits or account values of other Owners.
The financial advisory arrangement otherwise required in order to purchase Class I share Contracts shall not be applicable to the Personal Retirement Manager variable annuities bought by any of our current or retired officers, directors, trustees and employees or those of our corporate parent.
This prospectus does not constitute personalized investment or financial planning advice or a recommendation to purchase this or any other variable annuity. We reserve the right to modify, suspend, or terminate these privileges at any time.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under Commissions). Certain selected Financial Intermediaries also receive additional compensation (described below under Additional Payments). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Deposits or Total Balance.

•	Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7.5% of each Deposit. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Total Balance. We pay no additional commissions with respect to assets moved from the Personal Pension Account to Sub-Accounts or the Fixed Accumulation Feature. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to Owners over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

•	Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2018, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Securities America, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
During 2018, we had arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2018, Additional Payments did not in the aggregate exceed approximately $14.2 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $12,713.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate

APP TAX-1

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

APP TAX-2

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

We believe that Personal Pension Account Payouts are partial annuitizations of the Contract, and that an equitable allocation of the investment in the contract would be in proportion to the estimated fair market values of the portions of the Contract.
When annuitization of the Personal Pension Account has occurred, your Benefit Balance will be calculated by using an actuarial present value formula.
b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated

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and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 591⁄2.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.

e.	Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.	Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant

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shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

g.	Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail

APP TAX-5

the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any,that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However,there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
5. Certain Tax Considerations for Full or Partial Settlement Payments from the Personal Pension Account
The recent enactment of new Section 72(a)(2) of the Code for partial annuitizations provides direction on how Personal Pension Account Payouts should be treated for tax purposes, effective for payments received in taxable years beginning after December 31, 2010 (regardless of when the annuity was purchased). However, because there is yet to be guidance on the new provisions from the IRS, there is still some uncertainty as to how the partial annuitization provisions will be applied and we advise you to consult with a qualified tax adviser concerning such tax treatment before you deposit amounts into the Personal Pension Accont or take a settllement for a Personal Pension Account Payout.
With respect to the Peronal Pension Account, the Company plans to report any periodic payments under a settlement of the Personal Pension Account (Personal Pension Account Payouts) as amounts received as an annuity and a partial annuitization of the Contract, resulting in that portion of the Contract being treated as a separate contract for which an annuity starting date is assigned, a portion of the investment in the contract is allocated and an exclusion ratio is determined (discussed in subparagraph 2.a. above). Likewise, after December 31, 2010, the Company plans to report any continuing periodic settlement payments from the Personal Pension Account as amounts received as an annuity under a separate contract with an annuity starting date of January 1, 2010, for which a portion of the investment in the contract should be allocated and an exclusion ratio should be determined consistent with new Section 72(a)(2) of the Code (and discussed in subparagraph 2.a. above).
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding,pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner,generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

APP TAX-6

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

APP TAX-7

Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a. Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 701⁄2 or dies, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

APP TAX-8

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b. SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c. SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d. Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After

APP TAX-9

2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 591⁄2;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the

APP TAX-10

second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($19,000 for 2019). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

APP TAX-11

a.	Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)	the calendar year in which the individual attains age 701⁄2, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 701⁄2.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.

APP TAX-12

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —

APP TAX-13

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.
9. Certain Tax Considerations with the Personal Pension Account in Qualified Plans
Because the IRS has published no guidance on the tax treatment of arrangements resembling the Personal Pension Account, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated in different types of Qualified Plans, and we advise you to consult with a qualified tax adviser concerning such treatment before you deposit any amount into a Personal Pension Account that is held in any Qualified Plan.
Among such tax issues for you to consider with a qualified tax adviser in such a case are the following:
a.    Any amounts received by you (or your payee) prior to your attaining age 591⁄2 are generally subject to the additional tax on premature distributions described above, unless such an amount received can qualify for an exception from such a additional tax, e.g., scheduled payments that qualify for the SEPP Exception. In addition, any modification in payments qualifying for the SEPP Exception (e.g., by commutation) can have adverse additional tax consequences, as described above.
b. The tax rules for satisfying RMD requirements vary according to both the form of Qualified Plan (e.g., NonRoth or Roth IRA) and the form of payment (e.g., periodic annuity payout or non-periodic distribution from an account value). As a result, such variations should be considered when RMD amounts need to be taken (e.g., after age 701⁄2 or death). In addition, any modification in the form or amount of such payments (e.g., by commutation) could have adverse tax consequences, if such a modification does not satisfy an IRS-recognized RMD exception (e.g., for an acceleration or other change in periodic payments under Reg. § 1.401(a) (9)-6, Q&A-1 and Q&A-14).

APP TAX-14

c.    Any attempt to transfer an amount from the Benefit Balance to Sub-Accounts or the Fixed Accumulation Feature (if available) that exceeds the threshold for such a transfer will be treated by us as a form of annuitization distribution from the Personal Pension Account, and thus may not qualify as a tax-free direct transfer. Instead, such an attempted excess transfer could be treated for tax purposes as a potentially taxable distribution out of the entire annuity contract, followed by a contribution back into the same contract. While such a distribution from an IRA may qualify for 60-day rollover treatment (if it is not needed to satisfy RMD requirements), only one such tax-free 60-day rollover is allowed for any 365-day period for any individual from all of such individual’s IRAs. Failing such tax-free rollover treatment, such a distribution could be subject to both income and additional tax, and any deemed contribution back into the contract may be subject to an excise tax on excess contributions, particularly after age 701⁄2. In addition, any such distribution from a non-IRA form of Qualified Plan may be subject to the 20% mandatory withholding tax, unless such distribution is an RMD or otherwise avoids classification as an “eligible rollover distribution,” as described above.

APP TAX-15

Appendix A — Examples*
Table of Contents

Page
Contingent Deferred Sales Charge (CDSC) Examples	APP A-2
Premium Based Charge Examples	APP A-7
Personal Pension Account (PPA) Examples	APP A-8
Maximum Anniversary Value (MAV) V Examples	APP A-16
Return of Premium (ROP) V Example	APP A-16
Maximum Daily Value Examples	APP A-19
Legacy Lock Examples	APP A-21
Safety Plus Examples	APP A-22
Future5 and Future6 Examples	APP A-24
Daily Lock Income Benefit Examples	APP A-26

*	All example calculations are rounded to the nearest dollar.

APP A-1

Contingent Deferred Sales Charge Examples (Class B and Class L shares)
All CDSC Examples reflect gross withdrawals that deduct the CDSC and the Premium Based Charge from the amount of the partial Surrenders requested.
Example 1: Illustrates a partial Surrender that is equal to the AWA in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $90,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $85,000

•	AWA is $0
Example 2: Illustrates a partial Surrender in excess of the AWA in a down market and impacts to subsequent AWA calculations. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the first partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $90,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $85,000

•	AWA is $0
Next, assume an additional Surrender during the same Contract Year equals $5,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values immediately prior to the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

APP A-2

•	Contract Value is $75,000

•	Earnings are $0

•	AWA is $0
Step 3: As the AWA is $0; the entire $5,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $533 [8% x $6,667].
Step 6: We deduct the CDSC of $533 from the excess amount $5,000. The amount paid to you is $4,467.
Values after the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $93,333 ($100,000 - $6,667)

•	Contract Value is $70,000

•	AWA is $0
Next, assume that a third partial Surrender is taken during Contract Year 3 for an amount equal to $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $93,333

•	Contract Value is $78,000

•	Earnings are $0

•	AWA is $5,000
Step 3: We deduct the available AWA of $5,000; the remaining $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $895 [7% x $12,785].
Step 6: We deduct the CDSC of $895 from the excess amount $10,000, and combine this with your AWA of $5,000. The amount paid to you is $14,105.
Values after the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $80,548 ($93,333 - $12,785)

•	Contract Value is $63,000

•	AWA is $0
Example 3: Illustrates a partial Surrender in excess of the AWA in an up market, the non-cumulative feature of the AWA and impacts to future AWA calculations. Assume a partial Surrender is taken in Contract Year 1 for $10,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values prior to the first partial Surrender:

•	Deposits are $100,000

APP A-3

•	Remaining Gross Premiums are $100,000

•	Contract Value is $110,000

•	Earnings are $10,000

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $10,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the first partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $100,000

•	Contract Value is $100,000

•	AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 1 for $10,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $100,000

•	Earnings are $0

•	AWA is $0
Step 3: As the AWA is $0; the entire $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $850 [8.5% x $10,000].
Step 6: We deduct the CDSC of $850 from the excess amount $10,000. The amount paid to you is $9,150.
Values after the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $90,000 ($100,000 - $10,000)

•	Contract Value is $90,000

•	AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 3 for $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA of $0.
Values prior to the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $90,000

•	Contract Value is $99,000

•	Earnings are $9,000

•	AWA is $9,000

APP A-4

Step 3: We deduct the available AWA of $9,000; the remaining $6,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $420 [7% x $6,000].
Step 6: We deduct the CDSC of $420 from the excess amount $6,000, and combine this with your AWA of $9,000. The amount paid to you is $14,580.
Values after the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $84,000 ($90,000 - $6,000)

•	Contract Value is $84,000

•	AWA is $0
Example 4: Illustrates a full Surrender calculation with one of two Deposits out of the applicable CDSC schedule. Assume two Deposits were made for $100,000 each invested in the Sub-Accounts. The first was applied at the beginning of Contract Year 1, the second in the beginning of Contract Year 3. A full Surrender is taken in Contract Year 8.
Step 1: Your initial Deposit of $100,000 is available without a CDSC.
Values prior to the full Surrender:

•	Deposits are $200,000

•	Remaining Gross Premiums is $200,000

•	Remaining Gross Premium subject to CDSC is $100,000

•	Contract Value just prior to the full Surrender is $300,000

•	Earnings are $100,000

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $100,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings.
Step 2: The full Surrender is in excess of the sum of the AWA of $100,000 plus the amount determined in Step 1 of $100,000.
Step 3: We deduct the available AWA; the remaining $100,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 4%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $4,000 [4% x $100,000].
Step 6: We deduct the CDSC of $4,000 from the excess amount $100,000, and combine this with your AWA of $200,000. The amount paid to you is $296,000.
Values after the full Surrender:

•	Contract Value is $0
The Contract is terminated.
Example 5: Illustrates a full Surrender calculation in a down market. Assume $100,000 is invested in the Sub-Accounts, and a full Surrender occurs in Contract Year 3.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full Surrender is in excess of the AWA.
Values prior to the full Surrender:

•	Deposits are $100,000

APP A-5

•	Remaining Gross Premiums are $100,000

•	Contract Value just prior to the full Surrender is $50,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 3: We deduct the available AWA of $5,000; the remaining $45,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $7,000 [7% x $100,000].
Step 6: We deduct the CDSC of $7,000 from the excess amount $45,000, and combine this with your AWA of $5,000. The amount paid to you is $43,000.
Values after the full Surrender:

•	Contract Value is $0
The Contract is terminated.
Example 6: Illustrates a commutation of the Personal Pension Account Annuity Payout Value. The same concept will apply to the commuted value of period certain Annuity Payouts. Assume $100,000 is invested into the Personal Pension Account and you commence PPA Payouts. One PPA Payout has previously occurred for $420. Then, a commutation of all remaining Annuity Payout Value occurs in Contract Year 1, and life-contingent Payouts are waived.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full withdrawal is in excess of the AWA.
Values prior to the full commutation:

•	Contract Value is $0

•	Accumulation Balance is $0

•	Annuity Payout Value is $99,826

•	Deposit subject to CDSC is $100,000

•	AWA is $4,580

•	Your AWA is 5% of total Deposits subject to CDSC, or (2) earnings
Upon the commutation of remaining PPA Payouts, we reduce the Annuity Payout Value by an adjustment that takes into account the current value of the future Payouts you would have received during your Guaranteed Payout Duration using a discount rate determined in accordance with the factors described in the prospectus. For this commutation, the adjustment is $31,956. Please refer to Personal Pension Account Example 4a in this Appendix A for a more complete description of commutation.
The resulting value of $67,871 is the Commuted Value for the purposes of CDSC calculation.
Step 3: We deduct the available AWA of $4,580; the remaining $63,291 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Personal Pension Account Contributions still subject to CDSC.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Commuted Value of all Annuity Payout Value + Accumulation Balance immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$63,291 /$63,291]). This is equal to the entire Deposit, subject to CDSC. Your Deposits, subject to CDSC (as used in the context of annuity payouts) are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $8,500.

APP A-6

Step 6: We deduct the CDSC of $8,500 from the excess amount $63,291, and combine this with your AWA of $4,580. The amount paid to you is $59,371.
Values after the full commutation:
•Annuity Payout Value is $0
The Contract is terminated.
Example 7: Illustrates the reallocation of Remaining Gross Premium (as used in the context of Annuity Payouts) upon a transfer to the Personal Pension Account. Assume a transfer of funds equal to $20,000 from Contract Value to the Personal Pension Account in Contract Year 2.
Values immediately prior to the transfer:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $120,000
•Accumulation Balance is $0
Remaining Gross Premiums are reallocated proportionally upon a transfer of funds from the Contract Value to the Personal Pension Account as the portion of Deposits still subject to CDSC.
The amount reallocated is derived by [A/B]:
A = The amount of the transfer
B = The Contract Value immediately prior to the transfer
For this transfer, $16,667 is reallocated from the Contract Value. After the Transfer to the Personal Pension Account
•Premium Payments allocated to Contract Value is $83,333
•Remaining Gross Premiums is $83,333
•Deposits subject to CDSC allocated to the Personal Pension Account is $16,667
•Contract Value is $100,000
•Accumulation Balance is $20,000
On the whole, the amount subject to CDSC has remained constant.
Premium Based Charge Examples (Class B shares)
Example 1: Assume that your initial Deposit is $100,000. No Surrenders or transfers to the PPA occur during Contract Year 1. On Day 200 of Contract Year 2, you make a Surrender in excess of the AWA.
At the end of Contract Year 1, your annual Premium Based Charge is calculated solely on the Remaining Gross Premium at Contract Anniversary, as there were no Surrenders or transfers to the PPA during the Contract Year. The amount deducted from your Contract Value is $500 [($100,000 × 0.50%)].
Upon the Surrender in Contract Year 2, the Remaining Gross Premium subject to Premium Based Charge is determined to be $5,000. The Premium Based Charge is 0.50%. A pro-rated amount is determined for the number of days (200) since the last Contract Anniversary; this amount is $13.70 [($5,000 × 0.50%) × (200 / 365)]. This amount is not deducted at this time. The Remaining Gross Premium after the Surrender is $95,000.
Additionally, a CDSC of 8% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $400 ($5,000 x 8%), and unlike the Premium Based Charge, this amount is deducted from the partial Surrender. Assuming the amount that requested was a gross amount of $6,000, the amount paid to you is $5,600.
At the next Contract Anniversary, the Premium Base Charge is the sum of the Premium Based Charge applied to the Remaining Gross Premium, plus the pro-rated amount upon the partial Surrender. The Premium Based Charge applied to the Remaining Gross Premium is $475 ($95,000 × 0.50%). The amount deducted from your Contract Value is $488.70.
Example 2: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Surrender your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full Surrender and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310 / 365)].
Additionally, a CDSC of 5% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $5,000 ($100,000 x 5%) and both this amount and the Premium Based Charge are deducted upon a full Surrender. Assuming the Contract Value prior to the full Surrender was $190,000, the amount paid to you is $185,000.
Example 3: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Annuitize your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full annuitization, and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310/365)].
CDSC is not assessed upon a request to Annuitize the Contract Value.

APP A-7

Personal Pension Account Examples
Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Example 1: Standard Illustrations with a Partial Income Stream - Assume the initial Personal Pension Account Contribution is equal to $100,000 (no sums are invested in the Fixed Accumulation Feature or Sub-Accounts). Assume that in Contract Year 7, the Owner requested to commence an income stream based on $50,000 of Annuity Payout Value during the Guarantee Window. For the purposes of this Example, the Contract Owner chose a Target Income Age of 64. Hypothetical Credited Interest and Payout Purchase Rates are illustrated below.

A.
To understand how your guaranteed Payout Purchase Rates are set during your Guarantee Window (shaded area), see guaranteed Payout Purchase Rates in Contract Years 1 through 7. In this Example, the guaranteed Payout Purchase Rate is locked in at Contract Year 7 when Personal Pension Account Payouts commence.

B.
Credited Interest Rates vary during the duration of your Contract as illustrated in column 4. In this illustration, Credited Interest Rates change at the 10th Contract Year and again at the 20th Contract Year.

C.
Please refer to the last column in Contract Year 23 for an example of how Personal Pension Account Payouts will continue for the life of the Annuitant, Owner or joint Owner even though Annuity Payout Value has been exhausted.

	Contract Year*	Age	Benefit Balance	Credited Interest Rate	Accumulation Balance	Annuity Payout Value	Guaranteed Payout Purchase Rates (per 1000)	Personal Pension Account Payouts(2)
	0	60	$100,000	5.00%	$100,000
Guarantee Window	1	61	105,000	5.00%	105,000		61.99
	2	62	110,250	5.00%	110,250		62.33
	3	63	115,763	5.00%	115,763		62.72
	4	64	121,551	5.00%	121,551		63.16
	5	65	127,628	5.00%	127,628		63.65
	6	66	134,010	5.00%	134,010		64.17
	7	67	140,710	5.00%	90,710(1)	$50,000	64.73	$3,237

APP A-8

8	68	142,009	5.00%	95,246	46,763	3,237
9	69	143,535	5.00%	100,008	43,527	3,237
10	70	145,299	3.00%	105,008	40,290	3,237
11	71	145,212	3.00%	108,158	37,054	3,237
12	72	145,220	3.00%	111,403	33,817	3,237
13	73	145,326	3.00%	114,745	30,581	3,237
14	74	145,532	3.00%	118,188	27,344	3,237
15	75	145,841	3.00%	121,733	24,108	3,237
16	76	146,256	3.00%	125,385	20,871	3,237
17	77	146,781	3.00%	129,147	17,634	3,237
18	78	147,419	3.00%	133,021	14,398	3,237
19	79	148,173	3.00%	137,012	11,161	3,237
20	80	149,047	1.50%	141,122	7,925	3,237
21	81	147,927	1.50%	143,239	4,688	3,237
22	82	146,839	1.50%	145,388	1,452	3,237
23	83	147,568	1.50%	147,568	0	3,237

*	Contract Year “0” represents your Contract issue date.

(1)
Accumulation Balance is reduced by $50,000 that is converted into the Annuity Payout Value. CDSC’s and Premium tax have not been applied in this Example. If the $50,000 was instead commuted into a Commuted Value (assuming a hypothetical discount rate of 6%), the Commuted Value would be $32,294. The remaining Accumulation Balance can be converted into Annuity Payout Value at a later date for additional Personal Pension Account Payouts.

(2)	These Personal Pension Account Payouts shall continue for the life of the Annuitant, Owner or joint Owner pursuant to Annuity Payout Option Two.
Example 2: Subsequent PPA Deposits - Assume a $100,000 initial PPA Contribution was made at a time when we declared a hypothetical Credited Interest Rate of 4% and that a $15,000 subsequent PPA Contribution was made when we declared a hypothetical Credited Interest Rate of 3.75%. Your Benefit Balance would increase as follows:

Age		PPA Contribution	Credited Interest Rate		PPA Contribution	Credited Interest Rate	Total Benefit Balance
55	First Deposit	$100,000		Second Deposit			$100,000
56			4.00%				104,000
57			4.00%				108,160
58			4.00%				112,486
59			4.00%		$15,000		131,986
60			4.00%			3.75%	137,228
61			4.00%			3.75%	142,678
62			4.00%			3.75%	148,345
63			4.00%			3.75%	154,237
64			4.00%			3.75%	160,362
65			4.00%			3.75%	166,732

APP A-9

Example 3a: Benefit Balance Transfer - The following example illustrates the impact on various values associated to the Contract when a transfer from the Sub-Accounts to the PPA occurs. Assume that the Owner deposits $100,000 in the Sub-Accounts and then elects to transfer $5,000 from the Sub-Accounts to the PPA in which event:

	Transfer from Sub Accounts to the PPA
	Before Value	After Value
Sub-Account Value (assumed)	$130,000	$125,000
ROP V Withdrawal Limit	$0	$0
MAV V Withdrawal Limit	n/a	n/a
ROP V Death Benefit	$100,000	$96,153.85
MAV V - Anniversary Value (Before Value is assumed)	$107,000	$102,884.62
MAV V - Premium Payments	$100,000	$96,153.85
Benefit Balance	$0	$5,000

•	The Sub-Account Value is reduced by the amount of the transfer ($5,000).

•
As a result of the transfer, ROP V is reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).

•
As a result of the transfer, the MAV V Anniversary Value and Premium Payments are both reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).

•	Since there were no sums previously invested in the PPA, the Benefit Balance is increased by the amount of the transfer ($5,000).
Example 3b: Benefit Balance Transfer - The following example illustrates the impact on various values associated with the Contract when a transfer from the PPA to the Sub-Accounts occurs. Assume that the Owner makes a PPA Contribution of $100,000 into the PPA and then elects to transfer the maximum available transfer from the PPA to the Sub-Accounts. The transfer restriction considers the following factors:

End of Year	Maximum of A, B, C	A	B	C
1	$4,120	$4,120	$3,000	$0
2	$4,120	$4,073	$2,966	$4,120

•	Column A equals 4% of the Accumulation Balance as of the prior Contract Anniversary. Assume that the $100,000 PPA Contribution earns a Credited Interest Rate of 3%.

•	Column B equals the amount of interest credited to the Accumulation Balance over the most recent full Contract Year.

•	Column C equals the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.

	Transfer from PPA to the Sub-Accounts End of Year 1
	Before Value	After Value
Sub-Account Value (assumed)	$104,000	$108,120
Annual Withdrawal Amount	$5,000	$5,206
ROP V	$100,000	$104,120
MAV V - Anniversary Value (Before Value is assumed)	$100,000	$104,120
MAV V - Premium Payments	$100,000	$104,120
Benefit Balance	$103,000	$98,880

•	The Benefit Balance is reduced by the amount of the transfer ($4,120).

•
The Remaining Gross Premium associated with the Sub-Accounts is increased by the proportional amount of the contributions to the PPA still subject to CDSC. The proportional amount is equal to the transfer from the PPA divided by the Accumulation Balance. ($4,120/$103,000) = $4,000.

•	ROP V is increased dollar for dollar for the amount of the transfer ($4,120).

•	The MAV V Anniversary Value and Premium Payments are both increased dollar for dollar for the amount of the transfer ($4,120).

APP A-10

•	The Sub-Account Value is increased by the amount of the transfer ($4,120).
Example 4a: Full Commutation with Commuted Value - Assume that the Owner desires to start taking all PPA Payouts and then fully commute the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. For the purposes of this example, the Contract Owner chose a Target Income Age of 64. The Owner does not terminate their Contract and therefore PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). Also, assume that the initial PPA Contribution is equal to $100,000 and no Premium Payments have been invested in the Fixed Accumulation Feature or Sub-Accounts.

	Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value	Payout Purchase Rates (per 1000)(1)	Commuted Value	Payouts
	0	60	$100,000	$100,000	5.00%	$0	61.68
Guarantee Window	1	61	105,000	105,000	5.00%	0	61.99		$0
	2	62	110,250	110,250	5.00%	0	62.33		0
	3	63	115,763	115,763	5.00%	0	62.72		0
	4	64	121,551	121,551	5.00%	0	63.16		0
	5	65	127,628	127,628	5.00%	0	63.65		0
	6	66	134,010	134,010	5.00%	0	64.17		0
	7	67	140,710	140,710	5.00%	0	64.73		0
	8	68	147,746	147,746	5.00%	0	65.31		0
	9	69	155,133	155,133	5.00%	0	65.91		0
	10	70	162,889	162,889	3.00%	0	66.56		0
	11	71	167,776	167,776	3.00%	0	69.14		0
	12	72	172,809	172,809	3.00%	0	71.94		0
	13	73	177,994	177,994	3.00%	0	74.99		0
	14	74	183,334	183,334	3.00%	0	78.32		0
	15	75	188,834	188,834	3.00%	0	81.96		0
	16	76	194,499	194,499	3.00%	0	85.92		0
	17	77	200,333	200,333	3.00%	0	90.11		0
	18	78	206,343	206,343	3.00%	0	94.63		0
	19	79	212,534	212,534	3.00%	0	99.55		0
	20	80	218,910	0(2)	1.50%	218,910	111.11(3)	$165,439(4)	0(5)
	21	81	n/a	n/a	n/a(6)	n/a	n/a	n/a	n/a
	22	82	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	23	83	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	24	84	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	25	85	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	26	86	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	27	87	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	28	88	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	29	89	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)
	30	90	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)

*	Contract Year “0” represents your Contract issue date.

(1)
Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates

APP A-11

guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on being converted to Annuity Payout Value. CDSCs and Premium tax are not shown in this example.

(3)	Hypothetical Payout Purchase Rates are used because PPA Payouts and commutation may occur outside of the Guarantee Window.

(4)
The Commuted Value depicted is based on commutation of the Annuity Payout Value (in this Example, is the same as the Benefit Balance because this is a full commutation) of $218,910 using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the Guaranteed Payout Duration (i.e., $218,910/$24,323 = 9 years) calculated using this discount rate.

(5)
The PPA Payout is derived by multiplying the Annuity Payout Value by the Payout Purchase Rate applicable to the year in which commutation is requested and dividing by 1,000. In this case, $218,910*$111.11/1,000 = $24,323. However, in this example, PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living and have not terminated the Contract as illustrated in years 29 and 30.

(6)	Interest is no longer credited under the PPA.

(7)	Lifetime PPA Payouts resume because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.
Example 4b: Partial Commutation with Commuted Value - Assume that the Owner desires to start taking PPA Payouts and commute half of the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. In this Example, the Guarantee Window is represented by the shaded area in Contract Years 1 though 7. Contract Year 20 Before illustrates how the Annuity Payout Value is split in half to serve as the basis for PPA Payouts and the Commuted Value. Contract Year 20 After illustrates the amounts paid to the Owner in the form of PPA Payouts and Commuted Value. The Owner does not terminate their Contract and PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). The Guaranteed Payout Duration in this Example is illustrated as the shaded rows corresponding to Contract Years 20 through 28. Assume the initial Deposit is equal to $100,000 and no sums are invested in the Fixed Accumulation Feature or Sub-Accounts.

Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value 1	Annuity Payout Value 2	Commuted Value	Payout Purchase Rates (per 1000)(1)	Payouts
0	60	$100,000	$100,000	5.00%	$0	0		61.68
1	61	105,000	105,000	5.00%	0	0		61.99	$0
2	62	110,250	110,250	5.00%	0	0		62.33	0
3	63	115,763	115,763	5.00%	0	0		62.72	0
4	64	121,551	121,551	5.00%	0	0		63.16	0
5	65	127,628	127,628	5.00%	0	0		63.65	0
6	66	134,010	134,010	5.00%	0	0		64.17	0
7	67	140,710	140,710	5.00%	0	0		64.73	0
8	68	147,746	147,746	5.00%	0	0		65.31	0
9	69	155,133	155,133	5.00%	0	0		65.91	0
10	70	162,889	162,889	3.00%	0	0		66.56	0
11	71	167,776	167,776	3.00%	0	0		69.14	0
12	72	172,809	172,809	3.00%	0	0		71.94	0
13	73	177,994	177,994	3.00%	0	0		74.99	0
14	74	183,334	183,334	3.00%	0	0		78.32	0
15	75	188,834	188,834	3.00%	0	0		81.96	0
16	76	194,499	194,499	3.00%	0	0		85.92	0
17	77	200,333	200,333	3.00%	0	0		90.11	0
18	78	206,343	206,343	3.00%	0	0		94.63	0

APP A-12

19	79	212,534	212,534	3.00%	0	0		99.55	0
20 Before	80	218,910	0(2)	1.50%	109,455(3)	109,455(3)
20 After	80	97,293	0(2)	n/a	97,293(4)	0	$82,720(5)	111.11(6)	12,162(7)
21	81	85,131	n/a	n/a(8)	85,131	0	n/a	n/a	12,162
22	82	72,969	n/a	n/a	72,969	0	n/a	n/a	12,162
23	83	60,807	n/a	n/a	60,807	0	n/a	n/a	12,162
24	84	48,645	n/a	n/a	48,645	0	n/a	n/a	12,162
25	85	36,483	n/a	n/a	36,483	0	n/a	n/a	12,162
26	86	24,321	n/a	n/a	24,321	0	n/a	n/a	12,162
27	87	12,159	n/a	n/a	12,159	0	n/a	n/a	12,162
28	88	0	n/a	n/a	0	0	n/a	n/a	12,162
29	89	0	n/a	n/a	0	0	n/a	n/a	24,323(9)
30	90	0	n/a	n/a	0	0	n/a	n/a	24,323
31	91	0	n/a	n/a	0	0	n/a	n/a	24,323

*	Contract Year “0” represents your Contract issue date.

(1)
Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on all amounts being converted to Annuity Payout Value. CDSCs and Premium tax not shown in the Example.

(3)
In Contract Year 20, the Owner elected to commute half of their Annuity Payout Value and receive the remaining half in the form of PPA Payouts. Thus, the Accumulation Balance of $218,910 is split in half. $109,455 is converted into Annuity Payout Value and will serve as the basis for PPA Payouts. The remaining $109,455 will serve as the basis for the Commuted Value calculation.

(4)	The Annuity Payout Value of $109,455 is reduced by the PPA Payout of $12,162, leaving an Annuity Payout Value of $97,293 remaining.

(5)
The Commuted Value depicted is based on commutation of half of the Annuity Payout Value, or $109,455, using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the remaining Guaranteed Payout Duration (i.e., $109,455/$12,162 = 9) calculated using the discount rate.

(6)	A hypothetical Payout Purchase Rate is used because PPA Payouts and commutation occur outside of the Guarantee Window.

(7)
The PPA Payout is derived by multiplying the Annuity Payout Value by the appropriate Payout Purchase Rate and dividing by 1,000. In this case, $109,455*111.11/1,000 = $12,162. However, in this example, half of the PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living as illustrated in Contract Years 29, 30, and 31.

(8)	Interest is no longer credited under the PPA.

(9)
In this case, the lifetime PPA Payouts for each Annuity Payout Value is $12,162 ($109,455*111.11/1000 = $12,162). When combined, these lifetime PPA Payouts equal $24,323. Lifetime PPA Payouts begin because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.

Example 5: Personal Pension Account Transfer Programs - Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

APP A-13

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

The following examples illustrate automatic transfers of investment gains from Sub-Account(s) into the PPA. The examples assume a $100,000 initial Premium Payment into the Sub-Account(s) with $10,000 initial Deposit into PPA. The examples illustrate the effect of these types of transfers on the components of the Contract in varying market conditions. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(a)	Fixed Dollar Amount Option
Under this option, the client indicates the specific dollar amount to be transferred and frequency of the transfers. The below illustrates an annual transfer of $5,000 with program election occurring at the time of Contract issue. As used below, BOY refers to the beginning of Contract Year and EOY refers to the end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Annual Performance(1)	PPA - Benefit Balance(2) (BOY)	Total Death Benefit (BOY)	Transfer Amount
1	$100,000	$102,000	2.00%	$10,000	$112,000	$5,000
2	97,000	100,000	3.09%	15,300	115,300	5,000
3	95,000	94,500	(0.53)%	20,759	115,259	5,000
4	89,500	95,000	6.15%	26,382	121,382	5,000
5	90,000	98,000	8.89%	32,173	130,173	5,000
6	93,000	106,000	13.98%	38,138	144,138	5,000
7	101,000	104,000	2.97%	44,283	148,283	5,000
8	99,000	105,000	6.06%	50,611	155,611	5,000

*	Contract Year “0” represents your Contract issue date.

(1)
The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	Annual interests of 3% was utilized in determining the Benefit Balance.

(b)	Investment Gains Option
Under this option, we will automatically transfer over any investment gains determined under the program on an annual basis into the PPA. In this example the program was established at the time of Contract issue and there is fluctuating (positive and negative) market conditions. As used below, BOY refers to beginning of Contract Year and EOY refers to end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains(1)(2)	PPA Benefit Balance (BOY)	PPA Benefit Balance (EOY)(3)
1	$100,000	$99,000	-	$10,000	$10,300
2	99,000	101,000	$1,000	10,300	11,609
3	100,000	95,000		11,609	11,957
4	95,000	93,550	-(4)	11,957	12,316
5	93,550	98,000	-	12,316	12,685
6	98,000	100,000	-	12,685	13,066
7	100,000	99,500	-	13,066	13,458
8	99,500	102,000	2,000	13,458	15,8612

*	Contract Year “0” represents your Contract issue date.

(1)
Investment Gains are determined by comparing the positive difference between your Anniversary Value and starting value adjusted for Surrenders as of each Contract Anniversary. For example, in Contract Year 2, we compare the $100,000 PPA Benefit Balance to the Contract Value EOY $101,000.

(2)	Is the amount transferred to the PPA.

(3)	Annual Credited Interest Rate of 3% was utilized in determining the Benefit Balance.

(4)	(4) No transfer to the PPA occurs as there are no Investment Gains.

(c)	Investment Gains Option
Any optional Death Benefits elected with your Contract would be impacted by the transfer of investment gains.

APP A-14

Return of Premium V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	ROP V PPA Transfer Limit Prior to Transfer	ROP V Premiums Prior to Transfer	ROP V Premiums After Transfer
1	$100,000	$99,000	-	$5,000	$100,000	$100,000
2	99,000	101,000	$1,000	5,000	100,000	99,000(1)

*	Contract Year “0” represents your Contract issue date.
Maximum Anniversary Value V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	MAV V PPA Transfer Limit Prior to Transfer	Anniversary Value Prior to Transfer	Anniversary Value (EOY)
1	$100,000	$99,000	-	$5,000	$100,000	$100,000(2)
2	99,000	101,000	$1,000	5,000	100,000	100,000(3)

*	Contract Year “0” represents your Contract issue date.

(1)	Transfers to the PPA up to the PPA Transfer Limit impact the ROP V by the amount transferred.

(2)	The Contract Year 1 Anniversary Value would also be adjusted to $99,000.00 due to the Contract Year 2 $1,000 transfer.

(3)	Transfers to the PPA up to the PPA Transfer Limit impact the MAV V by the amount transferred. The $1,000 reduction is applied to the $101,000 Maximum Anniversary Value.

(d)	Income Path-Annual Transfer Schedule with Performance:
In this example, the Income Path program is established at the time of Contract issue. The current age of the Annuitant is 70, and the Target Income Age is 75; therefore, the length of time to the Target Income Age 5 years. The starting allocation elected is 60% Contract Value and 40% PPA. The Target Allocation elected is 20% Contract Value and 80% PPA. If there was no financial activity and flat annual performance, we would transfer 8.00% annually:
(Contract Value starting allocation - Contract Value ending allocation) / number of years from program start date to Target Income Age
(60 - 20) / 5 = 8.00%

(e)	Income Path Annual Transfer Schedule with Performance:

		“Prior to Transfer” Percentages		Income Path Program Annual Allocation Percentage Targets		Actual Transfer from CV to PPA: Percentage	“After Transfer” Percentages
Contract Year*	Annual Contract Value Performance (1)	Contract Value (BOY)	PPA - Benefit Balance	Contract Value (EOY)	PPA - Benefit Balance	Transfer of Contract Value %	Contract Value	PPA - Benefit Balance
0		60.0%	40.00%	60.0%	40.00%		60.0%	40.00%
1	-0.07	57.53%	42.47%	56.67%(2)	43.33%	0.86%(3)	56.67%	43.33%
2	-0.14	52.20%	47.80%	53.34%	46.66%	0%(4)	52.20%	47.80%
3	0.079	53.36%	46.64%	50.01%	49.99%	3.35%	50.01%	49.99%
4	0.081	51.22%	48.78%	46.67%	53.33%	4.55%	46.67%	53.33%
5	0.066	47.53%	52.47%	43.32%	56.68%	4.21%	43.32%	56.68%
6	-0.024	42.00%	58.00%	40.00%	60.00%	2.00%	40.00%	60.00%

*	Contract Year “0” represents your Contract issue date.

(1)
The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)
Calculated as follows: previous year Contract Value percentage - (starting allocation - ending allocation) / number of years from program start date to Target Income Age: 60.00% - (60 - 40) / 6 = 56.67%

(3)	Calculated as follows: Contract Value prior to transfer percentage - Contract Value percentage target: 57.53% - 56.67% = 0.86%

(4)	No transfer occurs because the current allocation exceeds the Target Allocation for that year.

APP A-15

Maximum Anniversary Value V Examples
This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments adjusted for partial Surrenders; and
C = Maximum Anniversary Value.
Example 1: Assume your initial Premium Payment is $100,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Contract Value Performance(2)	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	0.00%	—	—	$100,000
1	102,120	5,106	100,000	2.12%	$102,120	$102,120	102,120
2	107,001	5,350	100,000	4.78%	107,001(5)	107,001	107,001
3	105,664	5,350	100,000	-1.25%	105,664	107,001	107,001
4	96,260	5,350	100,000	-8.90%	96,260	107,001	107,001
5	106,425	5,350	100,000	10.56%	106,425	107,001	107,001

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments transfers to and from the PPA and partial Surrenders, if applicable.

(5)	Is the highest Anniversary Value and therefore is the Maximum Anniversary Value (MAV).
Example 2: Assume your initial Premium Payment is $100,000. At the end of Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,850, an amount equal to the PPA Transfer Limit, to the PPA. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$133,989(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	138,522(5)(6)(7)(9)	157,001	157,001
3	147,189	7,850	142,150(10)	136,700(6)	149,151	149,151
4	134,089	7,458	142,150	124,533(6)	149,151	149,151
5	130,324	7,458	132,020(6)	130,324	138,522	138,522(9)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfers to and from the Personal Pension Account and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders, if applicable.

APP A-16

(5)	The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(6)
The $10,000 partial Surrender results in a factor of 0.92873 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92873 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,324).

(7)	The $7,850 transfer to the Personal Pension Account results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values.

(8)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(9)	Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders.

(10)	Premium Payments of $150,000 are adjusted by the transfer to the Personal Pension Account of $7,850.
Example 3: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the PPA.

Contract Year*	Contract Value "A"(1)(2)	PPA Transfer Limit(3)	Premium Payments "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$132,559(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	136,344(5)(6)(7)(9)	157,001	157,001
3	145,039	7,850	140,074(10)	134,550(6)	146,973	146,973
4	132,130	7,349	140,074	122,575(6)	146,973	146,973
5	128,274	7,349	129,943(6)	128,274	136,344	136,344(9)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfer to/from PPA, and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later adjusted by subsequent Premium Payments, transfers to and from the PPA, and partial Surrenders, if applicable.

(5)	The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(6)
The $10,000 partial Surrender results in a factor of 0.92768 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

(7)
The $10,000 transfer to the Personal Pension Account results in a dollar for dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,850 and then a factor of 0.98539 is applied. The factor of 0.98539 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,145; B is the Contract Value prior to the transfer $155,039; and C is the PPA Transfer Limit less any previous transfers to the PPA that contract year $7,850.

(8)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(9)	Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to/from Personal Pension Account, and partial Surrenders.

(10)	Premium Payments of $150,000 are adjusted by the transfer to the PPA of $10,000.
Example 4: Maximum Anniversary Value V Rider Charge Example - Assume the Maximum Anniversary Value is $102,120.00 and Premium Payments is $100,000. The current rider charge is 0.75%.
The current rider charge is assessed on the greater of the Maximum Anniversary Value or Premium Payments; therefore, the rider charge is $766, or $102,120 x 0.75%.

APP A-17

Example 5: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 - ( A / B ):
A = The amount of the Surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on the Maximum Anniversary Value V optional death benefit. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $10,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $140,000.

•	Your total Premium Payments are $120,000.

•	Your Maximum Anniversary Value V component of your Death Benefit is $150,000.

•	Your Personal Pension Account Benefit Balance is $6,000.
The factor for this transaction is 0.92857 and was derived from: 1 - ($10,000/$140,000).
Values after the partial Surrender:

•	Your Contract Value is $130,000.

•	Your total Premium Payments are $120,000.

•	Your Premium Payments adjusted for partial Surrenders and excess transfers to the PPA are $111,429.

•	Your Maximum Anniversary Value V component of your death benefit is $139,286.

•	Your PPA Benefit Balance is $16,000.
Return of Premium V Examples
Example 1: Assume your initial Premium Payment is $100,000. In Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,500.00, an amount equal to the Personal Pension Account Transfer Limit, to the Personal Pension Account. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Guaranteed Minimum Death Benefit at End of Each Contract Year
0	$100,000		$100,000	$100,000
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	147,539	7,500	142,500(5)	147,539
4	134,408	7,125	142,500	142,500
5	130,658	7,125	132,369(6)	132,369

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).

(4)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(5)	Premium Payments of $150,000 are adjusted by the transfer to the PPA of $7,500.

(6)
The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92890 to $142,500, the adjusted Premium Payments equal $132,369. The factor of 0.92890 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,658).

APP A-18

Example 2: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the Personal Pension Account.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Minimum Guaranteed Death Benefit at End of Each Contract Year
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	145,039	7,500	140,085(5)	145,039
4	132,130	7,004	140,085	140,085
5	128,274	7,004	129,954(6)	129,954

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).

(4)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(5)
The $10,000 transfer to the PPA results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,500 and then a factor of 0.98305 is applied. The factor of 0.98305 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,500; B is the Contract Value prior to the transfer $155,039; and C is the Personal Pension Account Transfer Limit less any previous transfers to the PPA that Contract Year $7,500.

(6)
The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92768 to $140,085, the adjusted Premium Payments equal $129,954. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

Example 3: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 - ( A / B ):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial Surrender on ROP V in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000. All Surrenders reduce your ROP V Death Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $85,000.

•	Your total Premium Payments are $100,000.

•	Your ROP V Death Benefit value is $100,000.
The factor for this transaction is 0.94117 and was derived from: 1 - ($5,000/$85,000).
Values after the partial Surrender:

•	Your Contract Value is $80,000.

•	Your total Premium Payments are $100,000.

•	Your ROP V Death Benefit value is $94,118.

APP A-19

Maximum Daily Value Examples
Example 1: Assume your initial Premium Payment is $100,000. On the 2nd Friday, you make an additional Premium Payment of $50,000

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit(2)
Monday	$100,000	$100,000	$100,000	$100,000
Tuesday	98,105	100,000	100,000	100,000
Wednesday	98,887	100,000	100,000	100,000
Thursday	101,321(3)	101,321(3)	100,000	101,321
Friday	101,895(3)	101,895(3)	100,000	101,895
Monday	103,676(3)	103,676(3)	100,000	103,676
Tuesday	105,460(3)	105,460(3)	100,000	105,460
Wednesday	105,120	105,460	100,000	105,460
Thursday	103,895	105,460	100,000	105,460
Friday	155,108(4)	155,460(4)	150,000(4)	155,460(4)

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
The Death Benefit under Maximum Daily Value pays the greatest value of (A) the Maximum Daily Value, adjusted for partial Surrenders and Transfers to the PPA; (B) the Premium Payments, adjusted for partial Surrenders and Transfers to the PPA; or (C) the Contract Value, less Premium Based Charge, if applicable.

(3)	The Maximum Daily Value component is equal to the greater of the Contract Value or the Maximum Daily Value as of the prior Valuation Day.

(4)	The additional Premium Payment increases the Maximum Daily Value and Premium Payments components on a dollar-for-dollar basis.
Example 2: Assume you take a partial Surrender of $5,000 on the following Tuesday (prior to the partial Surrender, the Contract Value was $103,385).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,360(2)	95,164(2)	100,360
Wednesday	99,887	100,360	95,164	100,360
Thursday	99,460	100,360	95,164	100,360
Friday	101,052	101,052(3)	95,164	101,052

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.95164. The factor is derived as [ 1 - ( $5,000 / $103,385 ) ].

(3)	The Maximum Daily Value continues to increase any day that the Contract Value exceeds the Maximum Daily Value as of the prior Valuation Day.
Example 3: Assume the same facts as above, and that you have elected Daily Lock Income Benefit and have a Lifetime Benefit Payment available of $5,677 when you take the partial Surrender of $5,000.

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	99,460	100,460	95,000	100,460
Friday	101,052	101,052	95,000	101,052

APP A-20

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the partial Surrender.
Example 4: Assume the same facts as Example 3, but instead of a partial Surrender you transfer $5,000 to the PPA on Tuesday. This is an amount equal to the applicable PPA Transfer Limit. Then, on Thursday and during the same Contract Year, you Transfer another $5,000 to the PPA (prior to this second Transfer, the Contract Value is $99,460).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	94,460	95,410(3)	90,224(3)	95,410
Friday	96,052	96052	90,224	96,052

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the Transfer.

(3)	The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.94973. The factor is derived as [ 1 - ($5,000 / $99,460) ].
Legacy Lock Examples
Your Legacy Lock is the greatest of Return of Premium V or Enhanced Return of Premium.
Example 1: Assume your initial Deposit is $100,000. At the end of Contract Year 1, you Surrender $5,300, which is equal to the Future6 or Daily Lock Income Benefit Lifetime Benefit Payment. In Contract Year 3, you Surrender $7,000, which is greater than the Lifetime Benefit Payment of $5,300.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$96,820	94,810(3)	100,000(3)	$100,000
2	101,448	$101,448	94,810	100,000	$101,448
3	100,180	$93,180	88,185(4)	98,208(4)	$98,208
4	84,887	$84,887	88,185	98,208	$98,208
5	93,851	$93,851	88,185	98,208	$98,208

*	Contract Year “0” represents your Contract issue date

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as partial Surrenders.

(3)
As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.94810. This factor is derived by 1- (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender did not exceed the Lifetime Benefit Payment, the Legacy Lock is not adjusted.

(4)
As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.93013. This factor is derived by 1 - (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender was in excess of the Lifetime Benefit Payment, the Legacy Lock is adjusted by a proportional factor of 0.98208. This factor is derived by 1 - (A/(B-C)): A is the amount Surrendered in excess of the Lifetime Benefit Payment; B is the Contract Value prior to the Surrender; and C is the available Lifetime Benefit Payment prior to the Surrender.

APP A-21

Example 2: Assume your initial Deposit is $100,000. In Contract Year 2, you transfer $10,000 to the PPA; this amount is in excess of the PPA Transfer Limit of $5,600.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$102,120	100,000	100,000	$102,120
2	107,001	$97,001	90,304(3)	90,304(3)	$97,001
3	95,789	$95,789	90,304	90,304	$95,789
4	87,264	$87,264	90,304	90,304	$90,304
5	96,479	$96,479	90,304	90,304	$96,479

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as partial Surrender activity.

(3)
As a result of the transfer, both the Return of Premium V and Legacy Lock are adjusted. Each amount is first adjusted for the amount that does not exceed the PPA Transfer Limit ($5,600). Then, each value is adjusted by a proportional factor of 0.95660. This factor is derived as 1 - (A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit; B is the Contract Value prior to the transfer; and C is the amount of the available PPA Transfer Limit prior to the transaction.

Safety Plus Examples
Example 1: Assume your initial Premium Payment is $100,000. Prior to your first Contract Anniversary, you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you apply an additional subsequent Premium Payment of $15,000.

Contract Year*	Contract Value(1)(2)	Premium Payments	Guaranteed Accumulation Benefit	Credit to Contract Value, if any
0	$100,000	$100,000	$100,000
0.5	145,000	150,000	150,000(3)
1	146,450	150,000	150,000
2	158,166	150,000	150,000
3	182,656(4)	165,000(4)	150,000(4)
4	160,737	165,000	150,000
5	152,700	165,000	150,000
6	166,443	165,000	150,000
7	174,766	165,000	150,000
8	157,289	165,000	150,000
9	143,133	165,000	150,000
10	135,976	165,000	150,000	$ 14,024(5)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment activity.

(3)	The Guaranteed Accumulation Benefit of $100,000 is adjusted by the subsequent Premium Payment in the first Contract Year of $50,000.

(4)	The Guaranteed Accumulation Benefit of $150,000 is not adjusted by the subsequent Premium Payment in the third Contract Year of $15,000.

(5)
On the rider maturity date, a credit equal to the difference in the Contract Value and the Guaranteed Accumulation Benefit is applied to the Contract Value to bring the Contract Value equal to the Guaranteed Accumulation Benefit $150,000.

APP A-22

Example 2: Assume your initial Premium Payment is $100,000. In Contract Year 1 you transfer $5,000, an amount equal to the PPA Transfer Limit, to the PPA. After the rider maturity date, but prior to the eleventh Contract Anniversary, you transfer an amount equal to your Contract Value to the PPA.

Contract Year*	Contract Value(1)(2)	Guaranteed Accumulation Benefit	Credit to Contract Value, if any	PPA Accumulation Balance(3)
0	$100,000	$100,000		$5,000
1	90,950	95,000(4)		5,150
2	98,226	95,000		5,304
3	104,119	95,000		5,464
4	91,625	95,000		5,627
5	87,044	95,000		5,796
6	94,878	95,000		5,970
7	99,622	95,000		6,149
8	105,101	95,000		6,334
9	98,690	95,000		6,524
10	95,729	95,000	$ 0(5)	6,720
11	0	0		111,064(6)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as transfer to the PPA activity.

(3)	Assumes a Credited Interest Rate of 3% is applied to the PPA Accumulation Balance.

(4)	The Guaranteed Accumulation Benefit of $100,000 is adjusted by the transfer to the PPA in the first Contract Year of $5,000.

(5)	On the rider maturity date, a credit is not applied to the Contract Value since the Contract Value exceeds the Guaranteed Accumulation Benefit.

(6)
An amount equal to $104,345 is transferred to the PPA; this amount is equal to the entire Contract Value and assumes investment performance of 9.0% since the 10th Contract Anniversary. $95,000 of the total $104,345 transferred will receive maximum guaranteed Payout Purchase Rates with a one-time increase to the Payout Purchase Rate (referred to as an Income Enhancer). The remaining $9,345 transferred will receive then current maximum guaranteed Payout Purchase Rates. Please Section 7, Safety Plus, “Does your Benefit Base Change Under the Rider.”

Example 3: Assume an initial contribution of $100,000, and during Contract Year 4 you make a partial Surrender of$7,000.

Contract Year*	Contract Value(1)(2)	Partial Surrender	Guaranteed Accumulation Benefit
0	$100,000	$0	$100,000
1	93,000	0	100,000
2	84,630	0	100,000
3	88,862	0	100,000
4	94,193	$7,000	92,568(2)
5	97,961	0	92,568
6	96,002	0	92,568
7	102,722	0	92,568
8	110,940	0	92,568
9	105,393	0	92,568
10	106,447	0	92,568(3)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable

(2)	The partial Surrender of $7,000 reduces the Guaranteed Accumulation Benefit by a factor of 0.92568, The factor is derived from 1 - ($7,000 / $94,193).

APP A-23

(3)	Because the Guaranteed Accumulation Benefit is less than the Contract Value on the tenth Anniversary, there would be no adjustment applied. The Safety Plus rider would subsequently terminate.
Example 4: A proportional reduction, in the form of a factor, is applied when a transfer to the PPA in excess of the Transfer Limit occurs or when a partial Surrender is made. The formula to calculate the proportional factor is 1 - (A / B):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial surrender on the Safety Plus rider in a down market. Assume a partial Surrender taken in Contract Year 4 equals $8,000. All surrenders reduce the Guaranteed Accumulation Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $90,000.

•	Your total Premium Payments are $100,000.

•	Your Guaranteed Accumulation Benefit value is $100,000.
The factor for this transaction is 0.911111 and was derived from: 1 - ($8,000/$90,000).
Values after the partial Surrender:

•	Your Contract Value is $82,000.

•	Your total Premium Payments are $100,000.

•	Your Guaranteed Accumulation Benefit value is $91,111.
Future5 and Future6 Examples
Future 5 and Future6 operate similarly except vary by Deferral Bonus, fees and investment restrictions. The following benefit features illustrated below apply to Future5 and Future6 interchangeably.
Example 1: Assume your initial Premium Payment is $100,000. Your Contract Value, Payment Base and Bonus Base are all equal to $100,000. You have elected Future5 - Single Life, and based on your age of 60 you initial Withdrawal Percentage is at 4%. In Contract Years 7, 9, 11 and 12 you take partial Surrender of the amount equal to your available Lifetime Benefit Payment. In Contract Year 10, you take a partial Surrender of $10,000.

Contract Year*	Age	Contract Value(1)(2)	Deferral Bonus	Withdrawal Percentage	Lifetime Benefit Payment	Surrender Amount	Payment Base at End of Each Contract Year	Bonus Base at End of Each Contract Year
0	60	$100,000	$0	4%	$4,000	$0	$100,000	$100,000
1	61	93,930	5,000	4%	4,200	0	105,000(3)	100,000
2	62	101,632	5,000	4%	4,400	0	110,000	100,000
3	63	106,694	5,000	4%	4,600	0	115,000	100,000
4	64	118,408	5,000	4%	4,800	0	120,000	100,000
5	65	125,726	5,000	5%	6,286(4)	0	125,726(5)	125,726(5)
6	66	137,306	6,286	5%	6,865	0	137,306	137,306
7	67	127,722	6,865	5%	7,209	7,209(6)	144,171	0(6)
8	68	126,683	0	5%	7,209	0	144,171	0
9	69	134,538	0	5%	7,209	7,209	144,171	0
10	70	138,025	0	5%	7,209	10,000(7)	141,094(7)	0
11	71	140,955	0	5%	7,055	7,055	141,094	0
12	72	141,319	0	5%	7,066	7,066	141,319	0

*	Contract Year “0” represents your Contract issue date.

(1)
Assumes annual performance on the Contract Value and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	Does not reflect a Premium Based Charge, if applicable.

(3)	The Deferral Bonus is applied to the Payment Base on Contract Anniversaries 1, 2, 3 and 4.

(4)
The Lifetime Benefit Payment increases as the result of the increases in the Payment Base. Additionally, because no Surrenders have been taken, the Withdrawal Percentage increases to 5% upon attaining the age of 65.

APP A-24

(5)	Applies a Market Increase to the Payment Base and the Bonus Base on Contract Anniversaries 5 and 6 because the Contract Value exceeds the Deferral Bonus Base.

(6)
A partial Surrender equal to the Lifetime Benefit Payment does not impact the Payment Base or Lifetime Benefit Payment, but as the first Surrender it resets the Bonus Base to $0 and there are no subsequent Deferral Bonus opportunities.

(7)	A partial Surrender of $10,000 is in excess of the Lifetime Benefit Payment; the Payment Base is reset by a factor of 0.97866 derived from 1 - ($2,791 / ($138,025 - $7,209)).
Example 2: Assume the election of Future5 and Maximum Anniversary Value V, with an initial Premium Payment of
$100,000 at age 65. In Contract Year 2, a transfer to the PPA equal to the Transfer Limit occurs. In Contract Year 4, a transfer in excess of the Transfer Limit occurs.

Contract Year*	Contract Value(1)	Future5 Payment Base at Beginning of Each Contract Year	MAV V Death Benefit at Beginning of Each Contract Year	PPA Transfer Limit / Lifetime Benefit Payment(2)	Transfer to PPA	Future5 Payment Base at End of Each Contract Year	MAV V Death Benefit at End of Each Contract Year
0	$100,000	$100,000	100,000	$5,000	$0	$100,000	$100,000
1	93,930	105,000	100,000	5,250	0	105,000	100,000
2	101,632	110,000	101,632	5,500	5,500(3)	104,500	96,132
3	100,920	109,500	100,920	5,475	0	109,500	100,920
4	112,001	114,500	112,001	5,725	10,000(4)	104,399(4)	102,001(4)
5	108,304	108,304	108,304	5,415	0	108,304	108,304
6	118,279	118,279	118,279	5,914	0	118,279	118,279
7	110,023	118,279	118,279	5,914	0	118,279	118,279
8	115,656	118,279	118,279	5,914	0	118,279	118,279

(1)
Assumes annual performance on the Contract Value as well as transfers to/from PPA. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)
When Future5 is elected and the Lifetime Eligible Income Date has been attained, the prevailing PPA Transfer Limit for both optional benefits is equal to the Lifetime Benefit Payment. This is because the Future5 or Future6 Transfer Limit always prevails over any optional Death Benefit Transfer Limits.

(3)	The transfer of $5,500 equals the PPA Transfer Limit; the Future5 Payment Base and MAV V Death Benefit is reduced by the dollar amount of the transfer.

(4)
The transfer of $10,000 exceeds the PPA Transfer Limit; the Future5 Payment Base is first reduced by the dollar amount up to the PPA Transfer Limit, and then by a factor of 0.95977 (Derived from 1 - (($10,000 - $5,725) / ($112,001 - $5,725)). The MAV V is similarly reset, first by the dollar amount up to the Transfer Limit, and then by the same factor of 0.95977. This transaction also resets the Bonus Base to $0

(5)	Does not reflect a Premium Based Charge, if applicable.
Example 3: A proportional reduction, in the form of a factor, is applied when a transfer is made to the PPA in excess of the PPA Transfer Limit occurs, or when a partial Surrender is taken in excess of the Threshold Payment or Lifetime Benefit Payment, if applicable. The factor can be calculated as 1 - (A / ( B − C):
A = The amount of the surrender or transfer that exceeds the Threshold Payment, Lifetime Benefit Payment, or Transfer Limit,
B = The Contract Value immediately prior to the transaction, and
C = The remaining Threshold Payment, Lifetime Benefit Payment or Transfer Limit immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on with Future5 or Future6. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $15,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $200,000.

•	Your total Premium Payments are $180,000.

•	Your Payment Base is $225,000.

•	Your Deferral Bonus Base is $210,000.

APP A-25

•	Your Personal Pension Account Benefit Balance is $10,000.
The factor for this transaction is 0.9250 and was derived from: 1 - ($15,000/$200,000).
Values after the partial Surrender:

•	Your Contract Value is $185,000.

•	Your total Premium Payments are $180,000.

•	Your Payment Base is $208,125.

•	Your Deferral Bonus Base is $0.

•	Your PPA Benefit Balance is $25,000.
Daily Lock Income Benefit Examples
Example 1: Assume your initial Premium Payment is $100,000, you are age 67, and you elected Daily Lock Income Benefit - Single Life Option. No partial Surrenders have occurred.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit(2)
Monday	$100,000	$100,000	$100,000	$100,000	$5,000	$5,000
Tuesday	98,105	100,000	100,000	100,000	5,000	5,000
Wednesday	98,887	100,000	100,000	100,000	5,000	5,000
Thursday	101,321	101,321(3)	100,000	100,000	5,066(3)	5,000
Friday	101,895	101,895(3)	100,000	100,000	5,094(3)	5,000
Monday	103,676	103,676(3)	100,000	100,000	5,183(3)	5,000
Tuesday	105,460	105,460(3)	100,000	100,000	5,273(3)	5,000
Wednesday	105,120	105,460	100,000	100,000	5,273	5,000
Thursday	103,895	105,460	100,000	100,000	5,273	5,000
Friday	105,108	105,460	100,000	100,000	5,273	5,000

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	PPA Transfer Limit does not increase due to Market Increases.

(3)	When the Contract Value exceeds the Payment Base as of the prior Valuation Day, the Payment Base increases. As no partial Surrender has occurred, the Lifetime Benefit Payment also increases.
Example 2: Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$102,568	$105,460	$100,000	$100,000	$5,273	$5,000
Tuesday	104,385	106,000(2)	106,000	100,000	5,300	5,300(3)
Wednesday	105,887	106,000	106,000	100,000	5,300	5,300
Thursday	105,460	106,000	106,000	100,000	5,300	5,300
Friday	107,459	107,459	106,000	100,000	5,373	5,300

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
On the Contract Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Payment Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000) exceeds both the Payment Base as of the prior Valuation Day and the current Contract Value.

(3)	The PPA Transfer Limit is set on the Contract Anniversary to equal the applicable Withdrawal Percent (5%) times the Payment Base.
Example 3: Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first partial Surrender of $473 that represents one-twelfth of your Lifetime Benefit Payment (prior to the partial Surrender, the Contract Value was $112,931).

APP A-26

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$110,941	$110,941	$106,000	$100,000	$5,547	$5,300
Tuesday	112,576	112,576	106,000	100,000	5,629	5,300
Wednesday	111,892	112,576	106,000	100,000	5,629	5,300
Thursday	113,540(2)	113,540(2)	113,540	113,540(2)	5,677	5,677
Friday	112,137	113,540	113,540	113,540	5,677	5,677
Monday	111,244	113,540	113,540	113,540	5,677	5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	112,458	113,540	113,540	0(3)	5,677	5,677
Thursday	112,044	113,540	113,540	0	5,677	5,677
Friday	114,286	114,286(4)	113,540	0	5,677(4)	5,677

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
On the Contract Anniversary, the Contract Value exceeds both the Payment Base as of the prior Valuation Day and the sum of the Anniversary Payment Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Payment Base.

(3)	The Deferral Bonus Period terminates upon the partial Surrender, and the Deferral Bonus Base is zero.

(4)	Market Increases continue to occur to the Payment Base; however, following the first partial Surrender, the Lifetime Benefit Payment amount does not increase due to the Market Increase.
Example 4: Assume the same facts as above, but instead you make a partial Surrender of $10,000 instead of one-twelfth of the Lifetime Benefit Payment.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$111,244	$113,540	$113,540	$113,540	$5,677	$5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	103,404	108,964(2)	108,964(2)	0(2)	5,459(2)	5,459(2)
Thursday	102,517	108,964	108,964	0	5,459	5,459
Friday	104,759	108,964	108,964	0	5,459	5,459

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
The partial Surrender in excess of the Lifetime Benefit Payment adjusts the Payment Base and the Anniversary Payment Base by a factor of 0.95969. The factor is derived as [1 - ( ($10,000 − $5,677) / ($112,931 - $5,677) ) ]. Upon the excess partial Surrender, the Lifetime Benefit Payment and PPA Transfer Limit values are reset. There is zero Lifetime Benefit Payment available.

APP A-27

Appendix B — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the SAI.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits.

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APP B-1

Talcott Resolution Life Insurance Company
B Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$12.609	$—	$—
Accumulation Unit Value at end of period	$19.316	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	4	2	2	2	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$15.120	$—	$—
Accumulation Unit Value at end of period	$28.718	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	3	2	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$9.258	$—	$—
Accumulation Unit Value at end of period	$19.751	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	6	6	2	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$9.575	$—	$—
Accumulation Unit Value at end of period	$19.139	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	6	6	5	3	3	1	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$9.621	$—	$—
Accumulation Unit Value at end of period	$18.293	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	79	86	111	118	134	150	27	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.908	$10.316	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.871	$10.908	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.023	$9.991	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.870	$10.023	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	14	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.992	$9.913	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.767	$9.992	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—

APP B-2

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.664	$10.431	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.547	$10.664	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.885	$10.558	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.646	$10.885	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.710	$10.466	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.587	$10.710	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	206	258	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.816	$10.481	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.525	$10.816	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	172	213	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.704	$10.501	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.209	$10.704	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	90	94	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.863	$10.669	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.255	$10.863	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$9.182	$—	$—
Accumulation Unit Value at end of period	$20.295	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	23	24	27	45	62	4	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$10.104	$—	$—
Accumulation Unit Value at end of period	$18.500	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	23	27	33	34	48	59	3	—	—

APP B-3

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$9.712	$—	$—
Accumulation Unit Value at end of period	$12.565	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	7	7	7	7	5	1	—	—
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.041	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.019	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,959	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.783	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.248	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	268	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$14.052	$—	$—
Accumulation Unit Value at end of period	$27.788	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	49	65	74	71	82	87	19	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$14.458	$—	$—
Accumulation Unit Value at end of period	$24.578	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	10	11	12	8	7	6	1	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$12.638	$—	$—
Accumulation Unit Value at end of period	$15.269	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	5	4	4	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.890	$14.599	$12.905	$13.988	$13.470	$11.908	$10.648	$10.518	$—	$—
Accumulation Unit Value at end of period	$15.090	$15.890	$14.599	$12.905	$13.988	$13.470	$11.908	$10.648	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	21	14	14	22	20	15	2	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.316	$16.063	$14.433	$15.092	$14.385	$11.354	$10.089	$10.004	$—	$—
Accumulation Unit Value at end of period	$15.258	$17.316	$16.063	$14.433	$15.092	$14.385	$11.354	$10.089	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	2	1	—	—

APP B-4

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.817	$17.496	$15.189	$16.101	$15.140	$11.900	$10.489	$10.334	$—	$—
Accumulation Unit Value at end of period	$16.983	$18.817	$17.496	$15.189	$16.101	$15.140	$11.900	$10.489	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	72	86	100	106	108	106	23	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.139	$19.343	$16.793	$17.561	$16.274	$12.641	$11.382	$11.105	$—	$—
Accumulation Unit Value at end of period	$21.802	$23.139	$19.343	$16.793	$17.561	$16.274	$12.641	$11.382	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	39	49	51	54	56	56	12	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.225	$21.143	$16.355	$17.800	$17.831	$13.184	$11.221	$11.030	$—	$—
Accumulation Unit Value at end of period	$20.073	$23.225	$21.143	$16.355	$17.800	$17.831	$13.184	$11.221	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	1	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.655	$12.194	$11.379	$11.927	$11.798	$11.510	$10.283	$10.283	$—	$—
Accumulation Unit Value at end of period	$12.292	$12.655	$12.194	$11.379	$11.927	$11.798	$11.510	$10.283	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	19	20	20	18	15	2	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$8.725	$—	$—
Accumulation Unit Value at end of period	$17.191	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	71	86	94	97	100	119	37	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$9.796	$—	$—
Accumulation Unit Value at end of period	$23.108	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$9.559	$—	$—
Accumulation Unit Value at end of period	$19.748	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	47	56	67	78	80	86	98	33	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.463	$11.758	$11.636	$10.868	$10.670	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.737	$15.463	$11.758	$11.636	$10.868	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	—	—	—	—	—	—

APP B-5

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.633	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752	$9.238	$—	$—
Accumulation Unit Value at end of period	$23.549	$23.633	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	15	15	24	19	21	3	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.097	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136	$10.047	$—	$—
Accumulation Unit Value at end of period	$13.493	$14.097	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	23	23	24	24	24	23	8	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$8.756	$—	$—
Accumulation Unit Value at end of period	$11.768	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	47	62	74	69	69	79	20	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$10.486	$—	$—
Accumulation Unit Value at end of period	$12.087	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	73	73	72	82	74	65	22	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.765	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369	$10.311	$—	$—
Accumulation Unit Value at end of period	$10.754	$10.765	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	111	112	107	105	102	106	62	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$9.949	$—	$—
Accumulation Unit Value at end of period	$9.731	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	13	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.627	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479	$9.366	$—	$—
Accumulation Unit Value at end of period	$17.471	$19.627	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	7	8	10	1	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$11.013	$—	$—
Accumulation Unit Value at end of period	$13.634	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	4	11	5	4	4	—	—	—
APP B-6

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$13.220	$—	$—
Accumulation Unit Value at end of period	$20.627	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	23	29	27	32	42	4	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.744	$9.777	$9.837	$9.901	$9.964	$9.993	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.806	$9.744	$9.777	$9.837	$9.901	$9.964	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	46	49	50	19	13	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$12.871	$—	$—
Accumulation Unit Value at end of period	$16.536	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	65	65	82	86	85	88	88	31	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$12.954	$—	$—
Accumulation Unit Value at end of period	$19.738	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	3	3	3	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$14.491	$—	$—
Accumulation Unit Value at end of period	$22.477	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	4	4	3	1	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$12.486	$—	$—
Accumulation Unit Value at end of period	$17.667	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	10	10	10	10	7	5	6	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$12.333	$—	$—
Accumulation Unit Value at end of period	$21.662	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	39	45	54	57	61	73	42	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$11.603	$—	$—
Accumulation Unit Value at end of period	$21.167	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-7

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$14.277	$—	$—
Accumulation Unit Value at end of period	$33.998	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$9.202	$—	$—
Accumulation Unit Value at end of period	$17.512	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	2	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$12.058	$—	$—
Accumulation Unit Value at end of period	$13.755	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	21	20	20	21	17	6	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$12.368	$—	$—
Accumulation Unit Value at end of period	$19.257	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	3	3	2	1	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$12.809	$—	$—
Accumulation Unit Value at end of period	$25.208	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	48	63	75	82	96	99	24	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$10.156	$—	$—
Accumulation Unit Value at end of period	$12.220	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	10	11	12	12	12	10	—	—
PIMCO Global-Multi Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$10.084	$—	$—
Accumulation Unit Value at end of period	$10.888	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-8

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$9.544	$—	$—
Accumulation Unit Value at end of period	$12.847	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	19	26	29	28	43	53	3	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$13.388	$—	$—
Accumulation Unit Value at end of period	$27.552	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	4	1	—	30	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.701	$10.535	$10.156	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.936	$13.701	$10.535	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	102	119	155	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$13.726	$—	$—
Accumulation Unit Value at end of period	$29.400	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	28	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.714	$11.836	$11.124	$11.995	$13.599	$11.140	$9.492	$9.770	$—	$—
Accumulation Unit Value at end of period	$11.508	$13.714	$11.836	$11.124	$11.995	$13.599	$11.140	$9.492	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	64	77	85	87	81	81	16	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.323	$11.199	$10.958	$11.536	$11.418	$11.319	$9.909	$10.063	$—	$—
Accumulation Unit Value at end of period	$11.463	$11.323	$11.199	$10.958	$11.536	$11.418	$11.319	$9.909	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	15	15	14	15	14	3	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.663	$15.019	$13.809	$14.873	$15.414	$11.876	$9.877	$10.050	$—	$—
Accumulation Unit Value at end of period	$14.937	$17.663	$15.019	$13.809	$14.873	$15.414	$11.876	$9.877	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	75	98	108	113	105	105	24	—	—

APP B-9

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Rational Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.764	$24.599	$22.271	$24.111	$24.742	$18.849	$15.448	$15.669	$12.150	$11.686
Accumulation Unit Value at end of period	$26.565	$28.764	$24.599	$22.271	$24.111	$24.742	$18.849	$15.448	$15.669	$12.150
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	6	7	7	3	3	3	2	—
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.630	$15.956	$14.468	$15.687	$16.122	$12.300	$10.096	$10.300	$—	$—
Accumulation Unit Value at end of period	$17.180	$18.630	$15.956	$14.468	$15.687	$16.122	$12.300	$10.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	9	8	9	—	—	—
Rational Trend Aggregation VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.696	$22.157	$20.818	$21.582	$19.689	$16.495	$14.872	$13.960	$12.187	$11.503
Accumulation Unit Value at end of period	$20.602	$21.696	$22.157	$20.818	$21.582	$19.689	$16.495	$14.872	$13.960	$12.187
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	7	9	5	3	3	1	—
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.075	$15.419	$14.508	$15.063	$13.763	$11.548	$10.427	$10.217	$—	$—
Accumulation Unit Value at end of period	$14.293	$15.075	$15.419	$14.508	$15.063	$13.763	$11.548	$10.427	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	49	54	58	181	137	5	—	—	—
C Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$13.499	$—	$—
Accumulation Unit Value at end of period	$19.464	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$17.351	$—	$—
Accumulation Unit Value at end of period	$31.018	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$9.215	$—	$—
Accumulation Unit Value at end of period	$18.506	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$9.511	$—	$—
Accumulation Unit Value at end of period	$17.894	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$9.567	$—	$—
Accumulation Unit Value at end of period	$17.121	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-10

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.869	$10.291	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.752	$10.869	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.987	$9.966	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.751	$9.987	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.955	$9.889	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.649	$9.955	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.625	$10.406	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.432	$10.625	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.846	$10.533	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.530	$10.846	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.672	$10.440	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.460	$10.672	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.777	$10.456	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.398	$10.777	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.666	$10.476	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.098	$10.666	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-11

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.824	$10.643	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.143	$10.824	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$9.121	$—	$—
Accumulation Unit Value at end of period	$18.975	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$10.037	$—	$—
Accumulation Unit Value at end of period	$17.296	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$9.648	$—	$—
Accumulation Unit Value at end of period	$11.747	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.027	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.945	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.769	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.179	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$15.180	$—	$—
Accumulation Unit Value at end of period	$28.255	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	5	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$16.899	$—	$—
Accumulation Unit Value at end of period	$27.039	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—

APP B-12

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$10.275	$—	$—
Accumulation Unit Value at end of period	$11.684	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$15.762	$—	$—
Accumulation Unit Value at end of period	$21.283	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$12.875	$—	$—
Accumulation Unit Value at end of period	$18.482	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$13.465	$—	$—
Accumulation Unit Value at end of period	$20.826	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$10.999	$—	$—
Accumulation Unit Value at end of period	$20.325	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	7	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$15.898	$—	$—
Accumulation Unit Value at end of period	$27.232	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$14.335	$—	$—
Accumulation Unit Value at end of period	$16.128	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$8.666	$—	$—
Accumulation Unit Value at end of period	$16.073	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	4	7	—	—	—
APP B-13

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$9.730	$—	$—
Accumulation Unit Value at end of period	$21.605	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$9.495	$—	$—
Accumulation Unit Value at end of period	$18.463	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	4	6	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.981	$11.489	$11.466	$10.801	$10.652	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.157	$14.981	$11.489	$11.466	$10.801	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.285	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685	$9.177	$—	$—
Accumulation Unit Value at end of period	$22.017	$22.285	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.292	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058	$9.980	$—	$—
Accumulation Unit Value at end of period	$12.615	$13.292	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$8.698	$—	$—
Accumulation Unit Value at end of period	$11.002	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	2	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$10.416	$—	$—
Accumulation Unit Value at end of period	$11.301	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	12	—	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.151	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288	$10.243	$—	$—
Accumulation Unit Value at end of period	$10.054	$10.151	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-14

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$9.883	$—	$—
Accumulation Unit Value at end of period	$9.097	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	4	4	5	2	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.507	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406	$9.303	$—	$—
Accumulation Unit Value at end of period	$16.334	$18.507	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$10.951	$—	$—
Accumulation Unit Value at end of period	$12.761	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$13.873	$—	$—
Accumulation Unit Value at end of period	$20.373	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.371	$9.483	$9.623	$9.768	$9.914	$9.982	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.351	$9.371	$9.483	$9.623	$9.768	$9.914	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$14.763	$—	$—
Accumulation Unit Value at end of period	$17.852	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$10.246	$—	$—
Accumulation Unit Value at end of period	$14.694	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$15.306	$—	$—
Accumulation Unit Value at end of period	$22.346	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—

APP B-15

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$15.729	$—	$—
Accumulation Unit Value at end of period	$20.947	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$10.748	$—	$—
Accumulation Unit Value at end of period	$17.769	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	—	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$13.218	$—	$—
Accumulation Unit Value at end of period	$22.695	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$15.591	$—	$—
Accumulation Unit Value at end of period	$34.944	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$9.140	$—	$—
Accumulation Unit Value at end of period	$16.373	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$12.946	$—	$—
Accumulation Unit Value at end of period	$13.900	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	5	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$12.904	$—	$—
Accumulation Unit Value at end of period	$18.911	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$13.441	$—	$—
Accumulation Unit Value at end of period	$24.898	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	—	—	—

APP B-16

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$10.088	$—	$—
Accumulation Unit Value at end of period	$11.425	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$10.016	$—	$—
Accumulation Unit Value at end of period	$10.180	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$9.481	$—	$—
Accumulation Unit Value at end of period	$12.011	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$10.864	$—	$—
Accumulation Unit Value at end of period	$21.043	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.518	$10.483	$10.145	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.634	$13.518	$10.483	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$10.908	$—	$—
Accumulation Unit Value at end of period	$21.991	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$13.969	$—	$—
Accumulation Unit Value at end of period	$15.487	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$13.907	$—	$—
Accumulation Unit Value at end of period	$14.911	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	8	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$13.522	$—	$—
Accumulation Unit Value at end of period	$18.915	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-17

I Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$12.714	$—	$—
Accumulation Unit Value at end of period	$19.969	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$15.247	$—	$—
Accumulation Unit Value at end of period	$29.689	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$9.275	$—	$—
Accumulation Unit Value at end of period	$20.288	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$9.602	$—	$—
Accumulation Unit Value at end of period	$19.676	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$9.644	$—	$—
Accumulation Unit Value at end of period	$18.799	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.925	$10.327	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.921	$10.925	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.038	$10.001	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.920	$10.038	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.007	$9.923	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.816	$10.007	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-18

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.680	$10.442	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.595	$10.680	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.902	$10.569	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.695	$10.902	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.727	$10.476	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.640	$10.727	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.832	$10.492	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.578	$10.832	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.720	$10.512	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.255	$10.720	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.879	$10.679	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.301	$10.879	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$9.207	$—	$—
Accumulation Unit Value at end of period	$20.865	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$10.132	$—	$—
Accumulation Unit Value at end of period	$19.020	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
APP B-19

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$9.739	$—	$—
Accumulation Unit Value at end of period	$12.917	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.049	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.789	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.276	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$14.169	$—	$—
Accumulation Unit Value at end of period	$28.727	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$14.579	$—	$—
Accumulation Unit Value at end of period	$25.409	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$12.744	$—	$—
Accumulation Unit Value at end of period	$15.785	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$13.538	$—	$—
Accumulation Unit Value at end of period	$19.913	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$12.116	$—	$—
Accumulation Unit Value at end of period	$18.945	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-20

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$12.910	$—	$—
Accumulation Unit Value at end of period	$21.752	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	—	—	—	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$14.606	$—	$—
Accumulation Unit Value at end of period	$29.401	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$14.880	$—	$—
Accumulation Unit Value at end of period	$27.765	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$12.570	$—	$—
Accumulation Unit Value at end of period	$15.406	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$8.749	$—	$—
Accumulation Unit Value at end of period	$17.674	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$9.823	$—	$—
Accumulation Unit Value at end of period	$23.757	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$9.585	$—	$—
Accumulation Unit Value at end of period	$20.303	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.666	$11.871	$11.706	$10.896	$10.678	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.983	$15.666	$11.871	$11.706	$10.896	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-21

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.212	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781	$9.264	$—	$—
Accumulation Unit Value at end of period	$24.211	$24.212	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.442	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169	$10.074	$—	$—
Accumulation Unit Value at end of period	$13.872	$14.442	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$8.780	$—	$—
Accumulation Unit Value at end of period	$12.099	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$10.514	$—	$—
Accumulation Unit Value at end of period	$12.426	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.029	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402	$10.340	$—	$—
Accumulation Unit Value at end of period	$11.056	$11.029	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$9.976	$—	$—
Accumulation Unit Value at end of period	$10.004	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	8	1	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.108	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510	$9.391	$—	$—
Accumulation Unit Value at end of period	$17.962	$20.108	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$11.038	$—	$—
Accumulation Unit Value at end of period	$14.011	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-22

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$13.331	$—	$—
Accumulation Unit Value at end of period	$21.324	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.902	$9.900	$9.927	$9.956	$9.984	$9.997	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.000	$9.902	$9.900	$9.927	$9.956	$9.984	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$12.978	$—	$—
Accumulation Unit Value at end of period	$17.096	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	2	2	—	—	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$13.062	$—	$—
Accumulation Unit Value at end of period	$20.406	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$14.611	$—	$—
Accumulation Unit Value at end of period	$23.237	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	—	—	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$12.583	$—	$—
Accumulation Unit Value at end of period	$18.253	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$12.429	$—	$—
Accumulation Unit Value at end of period	$22.382	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-23

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$11.693	$—	$—
Accumulation Unit Value at end of period	$21.869	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$14.396	$—	$—
Accumulation Unit Value at end of period	$35.147	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$9.227	$—	$—
Accumulation Unit Value at end of period	$18.004	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$12.159	$—	$—
Accumulation Unit Value at end of period	$14.220	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$12.471	$—	$—
Accumulation Unit Value at end of period	$19.908	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$12.916	$—	$—
Accumulation Unit Value at end of period	$26.061	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$10.184	$—	$—
Accumulation Unit Value at end of period	$12.563	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$10.111	$—	$—
Accumulation Unit Value at end of period	$11.194	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-24

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$9.570	$—	$—
Accumulation Unit Value at end of period	$13.208	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$13.500	$—	$—
Accumulation Unit Value at end of period	$28.484	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.777	$10.556	$10.160	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.062	$13.777	$10.556	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$13.840	$—	$—
Accumulation Unit Value at end of period	$30.394	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$12.384	$—	$—
Accumulation Unit Value at end of period	$14.957	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	2	2	—	—	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$12.590	$—	$—
Accumulation Unit Value at end of period	$14.704	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$12.499	$—	$—
Accumulation Unit Value at end of period	$19.047	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
L Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$10.153	$—	$—
Accumulation Unit Value at end of period	$14.691	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-25

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$10.357	$—	$—
Accumulation Unit Value at end of period	$18.581	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$9.218	$—	$—
Accumulation Unit Value at end of period	$18.577	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$9.515	$—	$—
Accumulation Unit Value at end of period	$17.965	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$9.570	$—	$—
Accumulation Unit Value at end of period	$17.188	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	4	4	5	9	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.871	$10.293	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.759	$10.871	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.989	$9.968	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.758	$9.989	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.958	$9.890	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.656	$9.958	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.627	$10.407	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.439	$10.627	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-26

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.848	$10.534	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.537	$10.848	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.674	$10.442	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.467	$10.674	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.779	$10.457	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.406	$10.779	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.668	$10.477	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.104	$10.668	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.826	$10.644	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.150	$10.826	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$9.124	$—	$—
Accumulation Unit Value at end of period	$19.050	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	4	5	6	11	14	3	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$10.041	$—	$—
Accumulation Unit Value at end of period	$17.365	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	6	6	10	12	3	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$9.651	$—	$—
Accumulation Unit Value at end of period	$11.794	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	5	5	—	—	—	—	—

APP B-27

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.028	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.949	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	190	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.770	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.183	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$10.806	$—	$—
Accumulation Unit Value at end of period	$20.184	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	17	18	19	21	26	3	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$10.047	$—	$—
Accumulation Unit Value at end of period	$16.133	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	1	1	—	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$10.281	$—	$—
Accumulation Unit Value at end of period	$11.732	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$10.424	$—	$—
Accumulation Unit Value at end of period	$14.126	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$9.915	$—	$—
Accumulation Unit Value at end of period	$14.283	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$10.242	$—	$—
Accumulation Unit Value at end of period	$15.898	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	14	17	19	19	20	23	—	—	—

APP B-28

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$11.005	$—	$—
Accumulation Unit Value at end of period	$20.409	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	8	9	10	11	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$10.931	$—	$—
Accumulation Unit Value at end of period	$18.791	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$10.191	$—	$—
Accumulation Unit Value at end of period	$11.507	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$8.670	$—	$—
Accumulation Unit Value at end of period	$16.136	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	5	19	25	27	41	51	40	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$9.734	$—	$—
Accumulation Unit Value at end of period	$21.690	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$9.499	$—	$—
Accumulation Unit Value at end of period	$18.536	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	17	25	26	39	46	35	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.009	$11.505	$11.476	$10.805	$10.653	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.191	$15.009	$11.505	$11.476	$10.805	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.362	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689	$9.180	$—	$—
Accumulation Unit Value at end of period	$22.104	$22.362	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	1	—	—

APP B-29

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.338	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063	$9.984	$—	$—
Accumulation Unit Value at end of period	$12.665	$13.338	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	1	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$8.701	$—	$—
Accumulation Unit Value at end of period	$11.046	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	6	9	10	18	20	14	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$10.420	$—	$—
Accumulation Unit Value at end of period	$11.345	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	18	19	18	18	16	12	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.186	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293	$10.247	$—	$—
Accumulation Unit Value at end of period	$10.094	$10.186	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$9.887	$—	$—
Accumulation Unit Value at end of period	$9.134	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.571	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410	$9.307	$—	$—
Accumulation Unit Value at end of period	$16.399	$18.571	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	7	5	7	2	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$10.954	$—	$—
Accumulation Unit Value at end of period	$12.811	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$10.909	$—	$—
Accumulation Unit Value at end of period	$16.077	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	3	4	1	—	—

APP B-30

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.393	$9.500	$9.636	$9.775	$9.917	$9.982	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.378	$9.393	$9.500	$9.636	$9.775	$9.917	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$10.068	$—	$—
Accumulation Unit Value at end of period	$12.218	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	13	17	18	18	21	9	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$10.252	$—	$—
Accumulation Unit Value at end of period	$14.755	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$11.282	$—	$—
Accumulation Unit Value at end of period	$16.531	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$10.478	$—	$—
Accumulation Unit Value at end of period	$14.004	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$10.754	$—	$—
Accumulation Unit Value at end of period	$17.842	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	15	16	18	23	15	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$10.619	$—	$—
Accumulation Unit Value at end of period	$18.297	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$11.287	$—	$—
Accumulation Unit Value at end of period	$25.389	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-31

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$9.144	$—	$—
Accumulation Unit Value at end of period	$16.438	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$10.312	$—	$—
Accumulation Unit Value at end of period	$11.111	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	4	3	3	1	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$10.489	$—	$—
Accumulation Unit Value at end of period	$15.427	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$10.659	$—	$—
Accumulation Unit Value at end of period	$19.815	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	17	21	22	23	28	3	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$10.092	$—	$—
Accumulation Unit Value at end of period	$11.470	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$10.020	$—	$—
Accumulation Unit Value at end of period	$10.220	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$9.484	$—	$—
Accumulation Unit Value at end of period	$12.059	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	6	5	10	11	3	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$10.870	$—	$—
Accumulation Unit Value at end of period	$21.130	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	3	—	—	—	—	—

APP B-32

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.529	$10.486	$10.146	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.651	$13.529	$10.486	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$10.914	$—	$—
Accumulation Unit Value at end of period	$22.082	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$9.682	$—	$—
Accumulation Unit Value at end of period	$10.773	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	10	12	12	14	2	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$9.973	$—	$—
Accumulation Unit Value at end of period	$10.730	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	2	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$9.960	$—	$—
Accumulation Unit Value at end of period	$13.983	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	19	21	20	20	23	1	—	—
(a) Inception date April 20, 2018.
Talcott Resolution Life and Annuity Insurance Company
B Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$12.609	$—	$—
Accumulation Unit Value at end of period	$19.316	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	33	26	38	62	64	60	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$15.120	$—	$—
Accumulation Unit Value at end of period	$28.718	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	28	32	18	23	20	49	22	—	—

APP B-33

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$9.258	$—	$—
Accumulation Unit Value at end of period	$19.751	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	42	52	60	66	75	27	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$9.575	$—	$—
Accumulation Unit Value at end of period	$19.139	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	23	27	5	12	4	2	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$9.621	$—	$—
Accumulation Unit Value at end of period	$18.293	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	111	126	148	183	219	228	168	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.908	$10.316	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.871	$10.908	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	102	113	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.023	$9.991	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.870	$10.023	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	124	134	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.992	$9.913	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.767	$9.992	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	75	78	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.664	$10.431	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.547	$10.664	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	43	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.885	$10.558	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.646	$10.885	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	15	—	—	—	—	—	—	—	—

APP B-34

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.710	$10.466	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.587	$10.710	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,141	1,259	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.816	$10.481	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.525	$10.816	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	896	965	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.704	$10.501	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.209	$10.704	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	506	487	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.863	$10.669	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.255	$10.863	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$9.182	$—	$—
Accumulation Unit Value at end of period	$20.295	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	102	130	186	198	232	259	160	2	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$10.104	$—	$—
Accumulation Unit Value at end of period	$18.500	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	122	142	178	236	235	261	150	2	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$9.712	$—	$—
Accumulation Unit Value at end of period	$12.565	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	86	95	99	125	115	115	77	—	—	—
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.041	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.019	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7,717	—	—	—	—	—	—	—	—	—

APP B-35

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.783	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.248	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,328	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$14.052	$—	$—
Accumulation Unit Value at end of period	$27.788	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	203	222	266	305	351	387	250	24	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$14.458	$—	$—
Accumulation Unit Value at end of period	$24.578	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	27	31	40	44	56	42	29	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$12.638	$—	$—
Accumulation Unit Value at end of period	$15.269	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	13	12	14	16	16	3	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.257	$14.018	$12.391	$13.431	$12.934	$11.434	$10.224	$10.099	$—	$—
Accumulation Unit Value at end of period	$14.489	$15.257	$14.018	$12.391	$13.431	$12.934	$11.434	$10.224	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	65	68	75	96	94	93	75	2	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.352	$16.097	$14.463	$15.123	$14.415	$11.378	$10.110	$10.025	$—	$—
Accumulation Unit Value at end of period	$15.290	$17.352	$16.097	$14.463	$15.123	$14.415	$11.378	$10.110	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	16	20	17	16	13	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.450	$17.155	$14.892	$15.787	$14.844	$11.668	$10.284	$10.133	$—	$—
Accumulation Unit Value at end of period	$16.651	$18.450	$17.155	$14.892	$15.787	$14.844	$11.668	$10.284	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	204	216	237	298	320	346	224	3	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.579	$18.039	$15.661	$16.378	$15.177	$11.789	$10.615	$10.356	$—	$—
Accumulation Unit Value at end of period	$20.332	$21.579	$18.039	$15.661	$16.378	$15.177	$11.789	$10.615	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	91	99	113	142	154	169	86	2	—	—

APP B-36

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.938	$19.972	$15.449	$16.814	$16.843	$12.454	$10.599	$10.419	$—	$—
Accumulation Unit Value at end of period	$18.961	$21.938	$19.972	$15.449	$16.814	$16.843	$12.454	$10.599	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	48	55	23	27	52	16	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.271	$11.823	$11.033	$11.564	$11.439	$11.161	$9.970	$9.971	$—	$—
Accumulation Unit Value at end of period	$11.919	$12.271	$11.823	$11.033	$11.564	$11.439	$11.161	$9.970	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	45	46	43	42	110	36	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$8.725	$—	$—
Accumulation Unit Value at end of period	$17.191	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	162	191	226	275	311	345	305	8	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$9.796	$—	$—
Accumulation Unit Value at end of period	$23.108	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	9	9	9	8	1	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$9.559	$—	$—
Accumulation Unit Value at end of period	$19.748	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	143	165	191	250	276	320	275	7	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.463	$11.758	$11.636	$10.868	$10.670	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.737	$15.463	$11.758	$11.636	$10.868	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	1	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.633	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752	$9.238	$—	$—
Accumulation Unit Value at end of period	$23.549	$23.633	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	23	48	53	22	18	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.097	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136	$10.047	$—	$—
Accumulation Unit Value at end of period	$13.493	$14.097	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	82	94	43	42	63	43	—	—	—
APP B-37

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$8.756	$—	$—
Accumulation Unit Value at end of period	$11.768	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	127	128	164	187	204	222	160	5	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$10.486	$—	$—
Accumulation Unit Value at end of period	$12.087	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	177	189	186	197	268	198	274	1	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.765	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369	$10.311	$—	$—
Accumulation Unit Value at end of period	$10.754	$10.765	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	64	77	86	97	4	6	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$9.949	$—	$—
Accumulation Unit Value at end of period	$9.731	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	6	19	234	171	205	137	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.627	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479	$9.366	$—	$—
Accumulation Unit Value at end of period	$17.471	$19.627	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	51	58	70	85	90	58	1	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$11.013	$—	$—
Accumulation Unit Value at end of period	$13.634	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	25	27	32	33	42	22	15	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$13.220	$—	$—
Accumulation Unit Value at end of period	$20.627	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	50	59	72	78	92	59	3	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.744	$9.777	$9.837	$9.901	$9.964	$9.993	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.806	$9.744	$9.777	$9.837	$9.901	$9.964	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	39	77	96	5	50	—	—	—	—

APP B-38

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$12.871	$—	$—
Accumulation Unit Value at end of period	$16.536	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	218	231	289	312	334	360	258	85	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$12.954	$—	$—
Accumulation Unit Value at end of period	$19.738	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	34	41	53	62	81	78	69	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$14.491	$—	$—
Accumulation Unit Value at end of period	$22.477	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	46	51	59	70	100	82	69	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$12.486	$—	$—
Accumulation Unit Value at end of period	$17.667	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	36	36	21	25	37	37	14	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$12.333	$—	$—
Accumulation Unit Value at end of period	$21.662	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	136	151	180	218	225	248	190	18	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$11.603	$—	$—
Accumulation Unit Value at end of period	$21.167	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	15	16	17	27	28	16	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$14.277	$—	$—
Accumulation Unit Value at end of period	$33.998	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	13	27	16	20	10	9	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$9.202	$—	$—
Accumulation Unit Value at end of period	$17.512	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	31	38	39	65	20	—	—	—

APP B-39

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$12.058	$—	$—
Accumulation Unit Value at end of period	$13.755	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	346	378	383	411	499	600	576	444	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$12.368	$—	$—
Accumulation Unit Value at end of period	$19.257	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	31	51	33	50	53	33	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$12.809	$—	$—
Accumulation Unit Value at end of period	$25.208	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	279	306	363	435	483	575	425	178	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$10.156	$—	$—
Accumulation Unit Value at end of period	$12.220	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	25	26	29	29	32	12	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$10.084	$—	$—
Accumulation Unit Value at end of period	$10.888	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	5	2	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$9.544	$—	$—
Accumulation Unit Value at end of period	$12.847	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	143	162	215	245	245	256	148	1	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$13.388	$—	$—
Accumulation Unit Value at end of period	$27.552	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	4	4	6	6	5	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.701	$10.535	$10.156	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.936	$13.701	$10.535	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	138	175	244	—	—	—	—	—	—	—

APP B-40

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$13.726	$—	$—
Accumulation Unit Value at end of period	$29.400	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.611	$11.747	$11.041	$11.904	$13.496	$11.057	$9.420	$9.696	$—	$—
Accumulation Unit Value at end of period	$11.421	$13.611	$11.747	$11.041	$11.904	$13.496	$11.057	$9.420	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	221	228	269	305	319	291	219	1	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.689	$10.572	$10.344	$10.890	$10.779	$10.685	$9.354	$9.499	$—	$—
Accumulation Unit Value at end of period	$10.821	$10.689	$10.572	$10.344	$10.890	$10.779	$10.685	$9.354	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	70	69	70	68	69	62	1	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.417	$14.809	$13.617	$14.665	$15.199	$11.710	$9.739	$9.910	$—	$—
Accumulation Unit Value at end of period	$14.729	$17.417	$14.809	$13.617	$14.665	$15.199	$11.710	$9.739	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	212	214	258	304	324	323	166	4	—	—
C Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$13.499	$—	$—
Accumulation Unit Value at end of period	$19.464	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	9	7	8	4	4	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$17.351	$—	$—
Accumulation Unit Value at end of period	$31.018	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	4	4	6	6	—	—

APP B-41

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$9.215	$—	$—
Accumulation Unit Value at end of period	$18.506	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	3	3	4	6	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$9.511	$—	$—
Accumulation Unit Value at end of period	$17.894	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$9.567	$—	$—
Accumulation Unit Value at end of period	$17.121	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	10	11	13	14	27	8	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.869	$10.291	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.752	$10.869	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	35	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.987	$9.966	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.751	$9.987	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	59	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.955	$9.889	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.649	$9.955	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.625	$10.406	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.432	$10.625	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	30	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.846	$10.533	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.530	$10.846	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	—	—	—	—	—	—	—	—

APP B-42

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.672	$10.440	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.460	$10.672	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	92	108	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.777	$10.456	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.398	$10.777	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	34	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.666	$10.476	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.098	$10.666	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	51	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.824	$10.643	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.143	$10.824	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$9.121	$—	$—
Accumulation Unit Value at end of period	$18.975	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	9	10	11	14	17	12	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$10.037	$—	$—
Accumulation Unit Value at end of period	$17.296	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	14	16	17	20	21	11	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$9.648	$—	$—
Accumulation Unit Value at end of period	$11.747	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	4	6	6	10	9	15	—	—
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.027	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.945	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	222	—	—	—	—	—	—	—	—	—

APP B-43

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.769	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.179	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$15.180	$—	$—
Accumulation Unit Value at end of period	$28.255	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	32	36	60	63	117	49	49	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$16.899	$—	$—
Accumulation Unit Value at end of period	$27.039	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	12	27	28	29	24	24	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$10.275	$—	$—
Accumulation Unit Value at end of period	$11.684	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	41	42	12	13	13	13	11	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$15.762	$—	$—
Accumulation Unit Value at end of period	$21.283	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	21	23	24	26	31	32	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$12.875	$—	$—
Accumulation Unit Value at end of period	$18.482	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	7	15	15	21	22	26	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$13.465	$—	$—
Accumulation Unit Value at end of period	$20.826	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	15	18	21	27	36	34	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$10.999	$—	$—
Accumulation Unit Value at end of period	$20.325	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	18	19	27	28	20	23	—	—
APP B-44

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$15.898	$—	$—
Accumulation Unit Value at end of period	$27.232	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	6	6	6	6	7	9	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$14.335	$—	$—
Accumulation Unit Value at end of period	$16.128	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	21	22	25	33	29	31	26	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$8.666	$—	$—
Accumulation Unit Value at end of period	$16.073	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	18	19	56	66	69	56	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$9.730	$—	$—
Accumulation Unit Value at end of period	$21.605	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	1	2	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$9.495	$—	$—
Accumulation Unit Value at end of period	$18.463	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	18	19	26	32	34	22	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.981	$11.489	$11.466	$10.801	$10.652	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.157	$14.981	$11.489	$11.466	$10.801	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.285	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685	$9.177	$—	$—
Accumulation Unit Value at end of period	$22.017	$22.285	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	9	10	13	13	11	5	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.292	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058	$9.980	$—	$—
Accumulation Unit Value at end of period	$12.615	$13.292	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	16	17	20	23	30	19	—	—

APP B-45

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$8.698	$—	$—
Accumulation Unit Value at end of period	$11.002	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	11	12	12	10	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$10.416	$—	$—
Accumulation Unit Value at end of period	$11.301	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	44	50	54	48	50	53	13	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.151	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288	$10.243	$—	$—
Accumulation Unit Value at end of period	$10.054	$10.151	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	7	7	8	4	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$9.883	$—	$—
Accumulation Unit Value at end of period	$9.097	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	11	11	14	12	18	196	23	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.507	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406	$9.303	$—	$—
Accumulation Unit Value at end of period	$16.334	$18.507	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	11	13	18	20	23	1	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$10.951	$—	$—
Accumulation Unit Value at end of period	$12.761	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	6	8	10	9	7	14	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$13.873	$—	$—
Accumulation Unit Value at end of period	$20.373	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	2	2	2	1	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.371	$9.483	$9.623	$9.768	$9.914	$9.982	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.351	$9.371	$9.483	$9.623	$9.768	$9.914	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	6	9	—	—	—	—	—

APP B-46

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$14.763	$—	$—
Accumulation Unit Value at end of period	$17.852	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	17	21	30	31	46	28	14	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$10.246	$—	$—
Accumulation Unit Value at end of period	$14.694	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	9	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$15.306	$—	$—
Accumulation Unit Value at end of period	$22.346	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	8	9	9	11	10	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$15.729	$—	$—
Accumulation Unit Value at end of period	$20.947	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	5	13	14	12	11	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$10.748	$—	$—
Accumulation Unit Value at end of period	$17.769	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	20	24	26	33	44	25	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$13.218	$—	$—
Accumulation Unit Value at end of period	$22.695	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$15.591	$—	$—
Accumulation Unit Value at end of period	$34.944	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	4	8	7	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$9.140	$—	$—
Accumulation Unit Value at end of period	$16.373	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	3	11	17	—	—

APP B-47

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$12.946	$—	$—
Accumulation Unit Value at end of period	$13.900	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	74	76	81	82	85	87	77	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$12.904	$—	$—
Accumulation Unit Value at end of period	$18.911	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	9	7	11	13	4	6	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$13.441	$—	$—
Accumulation Unit Value at end of period	$24.898	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	25	27	59	63	123	41	30	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$10.088	$—	$—
Accumulation Unit Value at end of period	$11.425	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	8	10	12	11	7	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$10.016	$—	$—
Accumulation Unit Value at end of period	$10.180	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$9.481	$—	$—
Accumulation Unit Value at end of period	$12.011	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	10	11	11	13	15	10	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$10.864	$—	$—
Accumulation Unit Value at end of period	$21.043	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	2	2	3	3	—	—

APP B-48

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.518	$10.483	$10.145	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.634	$13.518	$10.483	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	16	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$10.908	$—	$—
Accumulation Unit Value at end of period	$21.991	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$13.969	$—	$—
Accumulation Unit Value at end of period	$15.487	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	24	35	37	49	37	26	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$13.907	$—	$—
Accumulation Unit Value at end of period	$14.911	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	40	44	57	59	63	86	91	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$13.522	$—	$—
Accumulation Unit Value at end of period	$18.915	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	5	7	10	17	14	—	—

I Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$12.714	$—	$—
Accumulation Unit Value at end of period	$19.969	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$15.247	$—	$—
Accumulation Unit Value at end of period	$29.689	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$9.275	$—	$—
Accumulation Unit Value at end of period	$20.288	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-49

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$9.602	$—	$—
Accumulation Unit Value at end of period	$19.676	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	12	12	6	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$9.644	$—	$—
Accumulation Unit Value at end of period	$18.799	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.925	$10.327	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.921	$10.925	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.038	$10.001	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.920	$10.038	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.007	$9.923	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.816	$10.007	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.680	$10.442	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.595	$10.680	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.902	$10.569	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.695	$10.902	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.727	$10.476	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.640	$10.727	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.832	$10.492	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.578	$10.832	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	20	—	—	—	—	—	—	—	—
APP B-50

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.720	$10.512	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.255	$10.720	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	17	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.879	$10.679	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.301	$10.879	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	14	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$9.207	$—	$—
Accumulation Unit Value at end of period	$20.865	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$10.132	$—	$—
Accumulation Unit Value at end of period	$19.020	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	24	24	14	—	—	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$9.739	$—	$—
Accumulation Unit Value at end of period	$12.917	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.049	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.789	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.276	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$14.169	$—	$—
Accumulation Unit Value at end of period	$28.727	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	—	5	4	—	1	3	—	—

APP B-51

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$14.579	$—	$—
Accumulation Unit Value at end of period	$25.409	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	3	3	9	4	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$12.744	$—	$—
Accumulation Unit Value at end of period	$15.785	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	—	—	—	—	27	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$13.538	$—	$—
Accumulation Unit Value at end of period	$19.913	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	2	2	13	2	2	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$12.116	$—	$—
Accumulation Unit Value at end of period	$18.945	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	13	13	5	4	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$12.910	$—	$—
Accumulation Unit Value at end of period	$21.752	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	6	3	3	8	8	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$14.606	$—	$—
Accumulation Unit Value at end of period	$29.401	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	10	7	22	22	19	11	5	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$14.880	$—	$—
Accumulation Unit Value at end of period	$27.765	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	3	3	—	3	5	4	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$12.570	$—	$—
Accumulation Unit Value at end of period	$15.406	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	4	4	11	9	—	—

APP B-52

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$8.749	$—	$—
Accumulation Unit Value at end of period	$17.674	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$9.823	$—	$—
Accumulation Unit Value at end of period	$23.757	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$9.585	$—	$—
Accumulation Unit Value at end of period	$20.303	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.666	$11.871	$11.706	$10.896	$10.678	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.983	$15.666	$11.871	$11.706	$10.896	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	18	18	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.212	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781	$9.264	$—	$—
Accumulation Unit Value at end of period	$24.211	$24.212	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.442	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169	$10.074	$—	$—
Accumulation Unit Value at end of period	$13.872	$14.442	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	5	22	5	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$8.780	$—	$—
Accumulation Unit Value at end of period	$12.099	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	5	4	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$10.514	$—	$—
Accumulation Unit Value at end of period	$12.426	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	1	—	—

APP B-53

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.029	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402	$10.340	$—	$—
Accumulation Unit Value at end of period	$11.056	$11.029	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$9.976	$—	$—
Accumulation Unit Value at end of period	$10.004	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	64	—	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.108	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510	$9.391	$—	$—
Accumulation Unit Value at end of period	$17.962	$20.108	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$11.038	$—	$—
Accumulation Unit Value at end of period	$14.011	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	4	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$13.331	$—	$—
Accumulation Unit Value at end of period	$21.324	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	12	10	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.902	$9.900	$9.927	$9.956	$9.984	$9.997	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.000	$9.902	$9.900	$9.927	$9.956	$9.984	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$12.978	$—	$—
Accumulation Unit Value at end of period	$17.096	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	1	1	8	7	5	5	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$13.062	$—	$—
Accumulation Unit Value at end of period	$20.406	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	4	—	—	—	—	—	—

APP B-54

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$14.611	$—	$—
Accumulation Unit Value at end of period	$23.237	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	6	4	1	1	2	3	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$12.583	$—	$—
Accumulation Unit Value at end of period	$18.253	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	9	4	13	13	12	20	3	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$12.429	$—	$—
Accumulation Unit Value at end of period	$22.382	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$11.693	$—	$—
Accumulation Unit Value at end of period	$21.869	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$14.396	$—	$—
Accumulation Unit Value at end of period	$35.147	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	—	—	3	—	2	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$9.227	$—	$—
Accumulation Unit Value at end of period	$18.004	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	11	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$12.159	$—	$—
Accumulation Unit Value at end of period	$14.220	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	11	24	24	18	42	22	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$12.471	$—	$—
Accumulation Unit Value at end of period	$19.908	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	4	—	—	—	—	—

APP B-55

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$12.916	$—	$—
Accumulation Unit Value at end of period	$26.061	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	6	8	3	3	8	9	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$10.184	$—	$—
Accumulation Unit Value at end of period	$12.563	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	15	23	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$10.111	$—	$—
Accumulation Unit Value at end of period	$11.194	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$9.570	$—	$—
Accumulation Unit Value at end of period	$13.208	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$13.500	$—	$—
Accumulation Unit Value at end of period	$28.484	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.777	$10.556	$10.160	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.062	$13.777	$10.556	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$13.840	$—	$—
Accumulation Unit Value at end of period	$30.394	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	3	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$12.384	$—	$—
Accumulation Unit Value at end of period	$14.957	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	3	3	12	11	7	5	—	—
APP B-56

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$12.590	$—	$—
Accumulation Unit Value at end of period	$14.704	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	3	3	20	25	19	45	14	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$12.499	$—	$—
Accumulation Unit Value at end of period	$19.047	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
L Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$10.153	$—	$—
Accumulation Unit Value at end of period	$14.691	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	23	35	66	115	108	77	16	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$10.357	$—	$—
Accumulation Unit Value at end of period	$18.581	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	21	23	26	27	26	17	16	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$9.218	$—	$—
Accumulation Unit Value at end of period	$18.577	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	51	78	92	100	116	48	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$9.515	$—	$—
Accumulation Unit Value at end of period	$17.965	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	16	20	18	15	14	9	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$9.570	$—	$—
Accumulation Unit Value at end of period	$17.188	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	96	99	125	176	217	213	199	41	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.871	$10.293	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.759	$10.871	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	506	617	—	—	—	—	—	—	—	—

APP B-57

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.989	$9.968	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.758	$9.989	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	95	98	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.958	$9.890	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.656	$9.958	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	15	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.627	$10.407	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.439	$10.627	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	126	156	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.848	$10.534	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.537	$10.848	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	94	104	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.674	$10.442	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.467	$10.674	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,405	1,586	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.779	$10.457	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.406	$10.779	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,407	1,537	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.668	$10.477	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.104	$10.668	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	633	707	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.826	$10.644	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.150	$10.826	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	76	—	—	—	—	—	—	—	—

APP B-58

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$9.124	$—	$—
Accumulation Unit Value at end of period	$19.050	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	99	160	204	237	290	308	40	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$10.041	$—	$—
Accumulation Unit Value at end of period	$17.365	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	99	107	149	217	240	293	291	40	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$9.651	$—	$—
Accumulation Unit Value at end of period	$11.794	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	118	176	215	246	224	237	124	22	—	—
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.028	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.949	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6,905	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.770	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.183	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,285	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$10.806	$—	$—
Accumulation Unit Value at end of period	$20.184	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	262	310	429	533	598	686	523	141	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$10.047	$—	$—
Accumulation Unit Value at end of period	$16.133	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	36	42	63	90	94	75	101	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$10.281	$—	$—
Accumulation Unit Value at end of period	$11.732	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	16	28	19	16	31	—	—

APP B-59

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$10.424	$—	$—
Accumulation Unit Value at end of period	$14.126	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	75	116	133	138	128	85	40	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$9.915	$—	$—
Accumulation Unit Value at end of period	$14.283	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	19	41	37	38	33	73	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$10.242	$—	$—
Accumulation Unit Value at end of period	$15.898	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	176	207	348	457	464	498	305	96	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$11.005	$—	$—
Accumulation Unit Value at end of period	$20.409	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	75	91	139	206	208	213	130	31	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$10.931	$—	$—
Accumulation Unit Value at end of period	$18.791	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	28	36	37	35	23	47	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$10.191	$—	$—
Accumulation Unit Value at end of period	$11.507	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	58	97	120	138	148	115	81	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$8.670	$—	$—
Accumulation Unit Value at end of period	$16.136	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	192	213	284	376	461	504	550	144	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$9.734	$—	$—
Accumulation Unit Value at end of period	$21.690	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	6	5	5	5	—	—	—

APP B-60

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$9.499	$—	$—
Accumulation Unit Value at end of period	$18.536	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	162	186	242	342	426	476	494	123	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.009	$11.505	$11.476	$10.805	$10.653	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.191	$15.009	$11.505	$11.476	$10.805	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	2	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.362	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689	$9.180	$—	$—
Accumulation Unit Value at end of period	$22.104	$22.362	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	18	22	45	36	33	36	26	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.338	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063	$9.984	$—	$—
Accumulation Unit Value at end of period	$12.665	$13.338	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	44	81	51	98	112	95	44	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$8.701	$—	$—
Accumulation Unit Value at end of period	$11.046	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	158	154	229	288	359	357	310	76	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$10.420	$—	$—
Accumulation Unit Value at end of period	$11.345	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	111	123	212	220	190	174	68	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.186	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293	$10.247	$—	$—
Accumulation Unit Value at end of period	$10.094	$10.186	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	19	21	28	26	19	27	5	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$9.887	$—	$—
Accumulation Unit Value at end of period	$9.134	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	10	11	19	13	28	6	—	—

APP B-61

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.571	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410	$9.307	$—	$—
Accumulation Unit Value at end of period	$16.399	$18.571	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	77	105	128	132	150	94	11	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$10.954	$—	$—
Accumulation Unit Value at end of period	$12.811	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	54	64	71	78	84	60	13	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$10.909	$—	$—
Accumulation Unit Value at end of period	$16.077	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	58	82	129	152	163	128	22	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.393	$9.500	$9.636	$9.775	$9.917	$9.982	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.378	$9.393	$9.500	$9.636	$9.775	$9.917	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	116	170	174	70	66	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$10.068	$—	$—
Accumulation Unit Value at end of period	$12.218	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	262	276	387	449	520	537	385	123	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$10.252	$—	$—
Accumulation Unit Value at end of period	$14.755	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	12	14	16	17	16	15	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$11.282	$—	$—
Accumulation Unit Value at end of period	$16.531	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	39	51	65	70	75	55	35	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$10.478	$—	$—
Accumulation Unit Value at end of period	$14.004	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	36	43	52	54	54	62	57	—	—
APP B-62

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$10.754	$—	$—
Accumulation Unit Value at end of period	$17.842	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	175	200	252	349	411	449	350	107	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$10.619	$—	$—
Accumulation Unit Value at end of period	$18.297	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	2	2	3	3	2	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$11.287	$—	$—
Accumulation Unit Value at end of period	$25.389	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	10	9	10	10	9	8	3	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$9.144	$—	$—
Accumulation Unit Value at end of period	$16.438	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	25	39	46	61	59	40	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$10.312	$—	$—
Accumulation Unit Value at end of period	$11.111	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	116	131	157	202	258	289	269	194	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$10.489	$—	$—
Accumulation Unit Value at end of period	$15.427	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	45	106	121	105	59	26	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$10.659	$—	$—
Accumulation Unit Value at end of period	$19.815	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	308	347	470	619	678	808	607	142	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$10.092	$—	$—
Accumulation Unit Value at end of period	$11.470	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	58	68	89	100	102	82	19	—	—

APP B-63

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$10.020	$—	$—
Accumulation Unit Value at end of period	$10.220	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	41	50	56	68	68	60	26	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$9.484	$—	$—
Accumulation Unit Value at end of period	$12.059	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	113	120	171	230	234	270	257	34	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$10.870	$—	$—
Accumulation Unit Value at end of period	$21.130	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	17	20	21	23	18	16	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.529	$10.486	$10.146	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.651	$13.529	$10.486	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	142	161	234	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$10.914	$—	$—
Accumulation Unit Value at end of period	$22.082	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	8	9	9	6	5	1	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$9.682	$—	$—
Accumulation Unit Value at end of period	$10.773	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	246	265	355	432	451	425	300	76	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$9.973	$—	$—
Accumulation Unit Value at end of period	$10.730	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	167	188	233	337	407	418	266	127	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$9.960	$—	$—
Accumulation Unit Value at end of period	$13.983	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	153	177	350	429	408	410	239	51	—	—
(a) Inception date April 20, 2018.

APP B-64

Appendix C — Fund Data

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	Personal Retirement Manager Series III	App C - 2
2.	Huntington Personal Retirement Manager Series III	App C - 6

APP C-1

1.	Personal Retirement Manager Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Funds Insurance Series
American Funds Blue Chip Income and Growth Fund - Class 4	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds Bond Fund - Class 4	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Global Bond Fund - Class 4	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 4	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 4	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company

APP C-2

American Funds International Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 4	Seeks to provide long-term capital appreciation	Capital Research and Management Company
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
BlackRock S&P 500 Index V.I. Fund - Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
BlackRock Managed Volatility V.I. Fund - Class III
Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

BlackRock Advisors, LLC, Sub-advised by BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore

Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.

APP C-3

Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IB	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IB	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management

APP C-4

MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management
PIMCO Equity Series VIT
PIMCO StocksPLUS Global Portfolio - Advisor Class	Seeks capital appreciation	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Core Fund - Class IB (formerly Putnam VT Investors Fund)	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP C-5

2.	Huntington Personal Retirement Manager Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Funds Insurance Series
American Funds Blue Chip Income and Growth Fund - Class 4	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds Bond Fund - Class 4	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Global Bond Fund - Class 4	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 4	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 4	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company

APP C-6

American Funds International Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 4	Seeks to provide long-term capital appreciation	Capital Research and Management Company
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
BlackRock S&P 500 Index V.I. Fund - Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
BlackRock Managed Volatility V.I. Fund - Class III
Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

BlackRock Advisors, LLC, Sub-advised by BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore

Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.

APP C-7

Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IB	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IB	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management

APP C-8

MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management
Mutual Fund and Variable Insurance Trust
Rational Trend Aggregation VA Fund (formerly Rational Dividend Capture VA Fund)	Seeks total return with dividend income as an important component of that return	Rational Advisors, Inc., Sub-advised by PVG Asset Management Corp.
Rational Insider Buying VA Fund	Seeks long-term capital appreciation	Rational Advisors, Inc.
PIMCO Equity Series VIT
PIMCO StocksPLUS Global Portfolio - Advisor Class	Seeks capital appreciation	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Core Fund - Class IB (formerly Putnam VT Investors Fund)	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP C-9

Appendix D - Optional Rider Investment Restrictions

Investment Restrictions For

•	Daily Lock Income Benefit

•	Future6

•	Legacy Lock

•	Safety Plus

Applicable To The Following Products

•	Personal Retirement Manager B-Share VA 3

•	Personal Retirement Manager C-Share VA 4

•	Personal Retirement Manager I-Share VA 3

•	Personal Retirement Manager L-Share VA 3

•	Huntington Personal Retirement Manager B-Share VA 3

You must choose one of the following models. The models will be re-balanced monthly. For Future6, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

PERSONAL PROTECTION PORTFOLIOS
Series 8076

BlackRock Managed Volatility V.I. Fund	50%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%
Series 8077

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
Total	100%
Series 8078

BlackRock Managed Volatility V.I. Fund	50%
Templeton Growth VIP Fund	20%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	10%
Total	100%

APP D-1

Series 8079

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%
Series 8080

BlackRock Managed Volatility V.I. Fund	50%
BlackRock Equity Dividend V.I. Fund	18%
BlackRock Capital Appreciation V.I. Fund	17%
PIMCO StocksPLUS Global Portfolio	15%
Total	100%
Series 8081

BlackRock Managed Volatility V.I. Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
American Funds Growth Fund	20%
Invesco V.I. International Growth Fund	10%
Total	100%
Series 8082

BlackRock Managed Volatility V.I. Fund	50%
American Funds Blue Chip Income and Growth Fund	20%
Hartford Value HLS Fund	20%
Templeton Foreign VIP Fund	10%
Total	100%
Series 8083

BlackRock Managed Volatility V.I. Fund	50%
Fidelity VIP Contrafund Portfolio	20%
Invesco V.I. International Growth Fund	5%
MFS Value Series	20%
Templeton Foreign VIP Fund	5%
Total	100%
Series 8095

BlackRock Managed Volatility V.I. Fund	50%
American Century VP Value Fund	20%
Putnam VT Growth Opportunities Fund	20%
Invesco V.I. International Growth Fund	5%
Templeton Foreign VIP Fund	5%
Total	100%

APP D-2

Series 8084 (formerly Index Strategy)

BlackRock Managed Volatility V.I. Fund	50%
BlackRock S&P 500 Index V.I. Fund	50%
Total	100%
Series 8085

BlackRock Managed Volatility V.I. Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
American Funds Growth Fund	15%
Invesco V.I. International Growth Fund	10%
MFS New Discovery Series	5%
Total	100%
Series 8086

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	15%
Hartford International Opportunities HLS Fund	10%
Invesco V.I. Small Cap Core Equity Fund	5%
Total	100%
Series 8087

BlackRock Managed Volatility V.I. Fund	50%
American Funds Blue Chip Income and Growth Fund	20%
Hartford Value HLS Fund	15%
Templeton Foreign VIP Fund	10%
Franklin Small Cap Value VIP Fund	5%
Total	100%
Series 8088

BlackRock Managed Volatility V.I. Fund	50%
American Century VP Growth Portfolio	15%
MFS Value Portfolio	20%
American Funds International Fund	5%
Templeton Foreign VIP Fund	5%
Invesco V.I. Small Cap Core Equity Fund	5%
Total	100%
Series 80931

BlackRock Managed Volatility V.I. Fund	50%
Rational Dividend Capture VA Fund	40%
Invesco V.I. Government Money Market Fund	10%
Total	100%

(1)	Series 8093 is available only to Huntington Personal Retirement Manager contract owners.

APP D-3

Investment Restrictions For

•	Future5

•	Maximum Anniversary Value V

•	Maximum Daily Value

Applicable To The Following Products

•	Personal Retirement Manager B-Share VA 3

•	Personal Retirement Manager C-Share VA 4

•	Personal Retirement Manager I-Share VA 3

•	Personal Retirement Manager L-Share VA 3

•	Huntington Personal Retirement Manager B-Share VA 3

You may choose to invest in either the Portfolio Planner Asset Allocation Models, the Investment Strategy Models or approved individual Sub-Accounts. The Models will be re-balanced quarterly. For Future5, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

PORTFOLIO PLANNER ASSET ALLOCATION MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 125	2016 Series 126	2016 Series 213	2016 Series 313	2016 Series 413
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	14%	17%	18%	17%	14%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	20%	14%	10%	7%	4%
American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS New Discovery Series	2%	3%	3%	4%	5%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Equity Income Fund	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

APP D-4

INVESTMENT STRATEGIES MODELS
Series 8028

Hartford Capital Appreciation HLS Fund	33%
Hartford Dividend and Growth HLS Fund	33%
Hartford Total Return Bond HLS Fund	34%
Total	100%
Series 8029

Franklin Income VIP Fund	34%
Franklin Mutual Shares Securities Fund	33%
Templeton Growth VIP Fund	33%
Total	100%
Series 8074

American Funds Bond Fund	30%
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	25%
American Funds Growth-Income Fund	20%
American Funds International Fund	15%
Total	100%
Series 8075

American Funds International Fund	25%
Franklin Income VIP Fund	25%
Hartford Growth Opportunities HLS Fund	25%
Hartford Total Return Bond HLS Fund	25%
Total	100%
Series 80901

American Funds Global Growth & Income Fund	15%
Franklin Income VIP Fund	15%
Hartford Growth Opportunities HLS Fund	15%
Hartford Total Return Bond HLS Fund	25%
Invesco V.I. Government Money Market Fund	15%
Rational Insider Buying VA Fund	15%
Total	100%

(1)	Series 8090 is available only to Huntington Personal Retirement Manager contract owners.

INDIVIDUAL SUB-ACCOUNTS:
AB VPS Balanced Wealth Strategy Portfolio	American Funds Bond Fund
BlackRock Global Allocation V.I. Fund	MFS Total Return Bond Series
Invesco V.I. Balanced Risk Allocation Fund	Hartford Ultrashort HLS Fund
MFS Total Return Series	Hartford Total Return Bond Fund
PIMCO All Asset Portfolio	Hartford U.S. Government Securities HLS Fund
PIMCO Global Multi-Asset Managed Allocation Portfolio

APP D-5

Appendix E — Optional Rider Comparison
Death Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Standard Death Benefit.*	Safety Plus; any one withdrawal benefit.	No.	Contract Value.	Not applicable.	Not applicable.
Return of Premium V Death Benefit.	Safety Plus; any one withdrawal benefit.	Yes, after the earliest of the 5th anniversary of the rider effective date or Spousal Contract continuation. A pro-rated rider charge will be assessed.	Greater of Premium Payments adjusted for Surrenders or Contract Value minus Premium Based Charges, if applicable.	Not applicable.	Currently, none. We reserve the right to impose investment restrictions in the future.
Maximum Anniversary Value V Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.

*	The Standard Death Benefit is not optional and is automatically included as part of your Contract.

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Legacy Lock Death Benefit.	Safety Plus; Future6 or Daily Lock Income Daily Lock Income
No. However, if your Future6 or Daily Lock Income Benefit rider is terminated for any reason, or because you exercise you option to convert Future6 or Daily Lock Income Benefit to Future5, this rider will also terminate.
			Greater of Enhanced Return of Premium or Return of Premium V Death Benefit.	Not applicable.	Yes. You must concurrently elect Future6 or Daily Lock Income Benefit and abide by its corresponding investment restrictions.
Maximum Daily Value Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the personal Pension Account or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.

APP E-1

Optional Withdrawal or Accumulation Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Future5 Withdrawal benefit.	Any one Death Benefit, except Legacy Lock.	No.
Initially equal to Premium Payments. Fluctuates thereafter based on Market Increases, or Deferral Bonuses, and subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.

4%: age 59.5 - 64; 5%: age 65+ for
Contracts issued prior to July 16, 2012. 3.5%: age 59.5 - 64; 4.5%: age 65 - 84; 5.5%: age 85+ for Contracts issued on or after July 16, 2012. Based on age at time of first partial Surrender.
Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Future6 Withdrawal benefit (Note: Not available if Daily Lock Income Benefit is available in your state.)	Any one Death Benefit.	No.	Same as Future5. See above.	4%: age 59.5 - 64. 5%: age 65+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Daily Lock Income Benefit Withdrawal benefit.	Any one Death Benefit.	No.	Same as Future5. If you elect this rider after the Contract Issue date, the Payment Base will be based on the Contract Value on the date the rider becomes effective.	4%: age 59.5 - 64. 5%: age 65 - 84. 6%: age 85+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Safety Plus Accumulation benefit.	Any one Death Benefit, except Legacy Lock.	Yes, after the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date.	Not applicable.		Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Personal Pension Account	May be issued with any other optional rider.	No	Benefit Balance	Not applicable.	None; however if you elect another optional benefit, those investment restrictions will apply.

APP E-2

Appendix F - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

•	Personal Retirement Manager B-Share VA 3

•	Personal Retirement Manager C-Share VA 4

•	Huntington Personal Retirement Manager B-Share VA 3

•	Personal Retirement Manager I-Share VA 3

•	Personal Retirement Manager L-Share VA 3

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 125	2016 Series 126	2016 Series 213	2016 Series 313	2016 Series 413
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	14%	17%	18%	17%	14%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	20%	14%	10%	7%	4%
American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS New Discovery Series	2%	3%	3%	4%	5%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Equity Income Fund	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

APP F-1

The SAI is designed to provide additional information and is intended for those who have read this prospectus and are interested in a more detailed explanation of financial statements for us and the Separate Account. The SAI is not your personal Variable Annuity Quarterly Statement.
You may obtain a copy of the SAI, free of charge, by:
1)    completing the form below and mailing to the address shown; or
2)    calling us at 800-862-6668.
To obtain a copy of the SAI by mail or email, complete the form below and mail to:
Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293

Please send a copy of the SAI via email or physical address to:

Name:______________________________________________________________________________________

Email:______________________________________________________________________________________

Address:____________________________________________________________________________________

City/State/Zip Code:___________________________________________________________________________

Phone Number: ______________________________________________________________________________

Contract Number:_____________________________________________________________________________

Statement of Additional Information
Talcott Resolution Life and Annuity Insurance Company
Separate Account Seven
Personal Retirement Manager III
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2019
Date of Statement of Additional Information: May 1, 2019

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut and expresses an adverse opinion for the statutory-basis financial statements because the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), and the statements of assets and liabilities of each of the individual sub-accounts which comprise Talcott Resolution Life and Annuity Insurance Company Separate Account Seven as of December 31, 2018, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond. The principal business address of TDC is the same as ours.
We currently pay TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been : 2018 : $ 23,333,880 ; 2017 : $ 34,838,270 ; and 2016 : $ 35,271,633 .
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Distribution Charge, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Distribution Charge, or Sales Charges (except for a 1% FESC for A Share Contract class). Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.
A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the Sub-Account invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund’s performance for periods pre-dating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund’s operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract

2

an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 ] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities for each of the sub accounts listed below of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven (the “Account”), as of December 31, 2018, the related statement of operations, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

American Century VP Value Fund	Templeton Developing Markets VIP Fund
American Century VP Growth Fund	Templeton Foreign VIP Fund
AB VPS Balanced Wealth Strategy Portfolio	Templeton Growth VIP Fund
AB VPS International Value Portfolio	Franklin Mutual Global Discovery VIP Fund
AB VPS Small/Mid Cap Value Portfolio	Franklin Flex Cap Growth VIP Fund
AB VPS Value Portfolio	Templeton Global Bond VIP Fund
AB VPS International Growth Portfolio	Hartford Balanced HLS Fund
Invesco V.I. Value Opportunities Fund	Hartford Total Return Bond HLS Fund
Invesco V.I. Core Equity Fund	Hartford Capital Appreciation HLS Fund
Invesco V.I. Government Securities Fund	Hartford Dividend and Growth HLS Fund
Invesco V.I. International Growth Fund	Hartford Global Growth HLS Fund
Invesco V.I. Mid Cap Core Equity Fund	Hartford Disciplined Equity HLS Fund
Invesco V.I. Small Cap Equity Fund	Hartford Growth Opportunities HLS Fund
Invesco V.I. Balanced Risk Allocation Fund	Hartford High Yield HLS Fund
Invesco V.I. Diversified Dividend Fund	Hartford International Opportunities HLS Fund
Invesco V.I. Government Money Market Fund	Hartford MidCap Growth HLS Fund
American Century VP Mid Cap Value Fund	(Formerly Hartford Small/Mid Cap Equity HLS Fund)
American Funds Global Bond Fund	Hartford Ultrashort Bond HLS Fund
American Funds Global Growth and Income Fund	Hartford Small Company HLS Fund
American Funds Asset Allocation Fund	Hartford SmallCap Growth HLS Fund
American Funds Blue Chip Income and Growth Fund	Hartford Stock HLS Fund
American Funds Bond Fund	Hartford U.S. Government Securities HLS Fund
American Funds Global Growth Fund	Hartford Value HLS Fund
American Funds Growth Fund	Lord Abbett Fundamental Equity Fund
American Funds Growth-Income Fund	Lord Abbett Calibrated Dividend Growth Fund
American Funds International Fund	Lord Abbett Bond Debenture Fund
American Funds New World Fund	Lord Abbett Growth and Income Fund
American Funds Global Small Capitalization Fund	MFS® Growth Fund
Wells Fargo VT Omega Growth Fund	MFS® Global Equity Fund
Fidelity® VIP Growth Portfolio	MFS® Investors Trust Fund
Fidelity® VIP Contrafund® Portfolio	MFS® Mid Cap Growth Fund
Fidelity® VIP Mid Cap Portfolio	MFS® New Discovery Fund
Fidelity® VIP Value Strategies Portfolio	MFS® Total Return Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	MFS® Value Fund
Fidelity® VIP Strategic Income Portfolio	MFS® Total Return Bond Series
Franklin Rising Dividends VIP Fund	MFS® Research Fund
Franklin Income VIP Fund	MFS® High Yield Portfolio
Franklin Large Cap Growth VIP Fund	BlackRock Global Allocation V.I. Fund
Franklin Global Real Estate VIP Fund	BlackRock Large Cap Focus Growth V.I. Fund
Franklin Small-Mid Cap Growth VIP Fund	BlackRock Equity Dividend V.I. Fund
Franklin Small Cap Value VIP Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
Franklin Strategic Income VIP Fund	Morgan Stanley VIF Growth Portfolio
Franklin Mutual Shares VIP Fund	Morgan Stanley VIF Mid Cap Growth Portfolio
Invesco V.I. American Value Fund	PIMCO All Asset Fund
BlackRock Capital Appreciation V.I. Fund	PIMCO StocksPLUS® Global Portfolio
Oppenheimer Capital Appreciation Fund/VA	PIMCO Global Multi-Asset Managed Allocation Portfolio
Oppenheimer Global Fund/VA	Jennison 20/20 Focus Portfolio
Oppenheimer Main Street Fund®/VA	Prudential Value Portfolio
Oppenheimer Main Street Small Cap Fund/VA	Invesco V.I. Growth and Income Fund
Putnam VT Diversified Income Fund	Invesco V.I. Comstock Fund
Putnam VT Global Asset Allocation Fund	Invesco V.I. American Franchise Fund
Putnam VT International Value Fund	Invesco V.I. Mid Cap Growth Fund
Putnam VT International Equity Fund	Wells Fargo VT Index Asset Allocation Fund
Putnam VT Multi-Cap Core Fund	Wells Fargo VT International Equity Fund
(Formerly Putnam VT Investors Fund)	Wells Fargo VT Small Cap Growth Fund
Putnam VT Small Cap Value Fund	Wells Fargo VT Discovery Fund
Putnam VT Equity Income Fund	Wells Fargo VT Opportunity Fund

We have also audited the accompanying statements of assets and liabilities of MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Putnam VT Growth Opportunities Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Managed Volatility V.I. Fund, the statements of operations, changes in net assets, financial highlights for the periods indicated in the table below, and related notes. We have also audited HIMCO VIT Index Fund, HIMCO VIT Portfolio Diversifier Fund and BlackRock Global Opportunities V.I. Fund, the accompanying statements of operations, changes in net assets, financial highlights for the periods indicated in the table below, and related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts listed above constituting Talcott Resolution Life and Annuity Insurance Company Separate Account Seven as of December 31, 2018, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
MFS® Core Equity Portfolio	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from January 30, 2015 to December 31, 2015 and three years ended December 31, 2018
MFS® Massachusetts Investors Growth Stock Portfolio	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from January 30, 2015 to December 31, 2015 and three years ended December 31, 2018
MFS® Research International Portfolio	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from January 30, 2015 to December 31, 2015 and three years ended December 31, 2018
Putnam VT Growth Opportunities Fund	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from November 18, 2016 to December 31, 2016 and two years ended December 31, 2018

BlackRock Global Opportunities V.I. Fund	Not Applicable	Period from January 1, 2018 to May 12, 2018	Year ended December 31, 2017 and the period from January 1, 2018 to May 12, 2018	Four Years Ended December 31, 2017 and the Period from January 1, 2018 to May 12, 2018
BlackRock S&P 500 Index V.I. Fund	December 31, 2018	Period from April 20, 2018 to December 31, 2018	Period from April 20, 2018 to December 31, 2018	Period from April 20, 2018 to December 31, 2018
BlackRock Managed Volatility V.I. Fund	December 31, 2018	Period from April 20, 2018 to December 31, 2018	Period from April 20, 2018 to December 31, 2018	Period from April 20, 2018 to December 31, 2018
HIMCO VIT Index Fund	Not Applicable	Period from January 1, 2018 to April 19, 2018	Year ended December 31, 2017 and the period from January 1, 2018 to April 19, 2018	Four Years Ended December 31, 2017 and the Period from January 1, 2018 to April 19, 2018
HIMCO VIT Portfolio Diversifier Fund	Not Applicable	Period from January 1, 2018 to April 19, 2018	Year ended December 31, 2017 and the period from January 1, 2018 to April 19, 2018	Four Years Ended December 31, 2017 and the Period from January 1, 2018 to April 19, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 18, 2019

We have served as the auditor of the sub-accounts that comprise Talcott Resolution Life and Annuity Insurance Company Separate Account Seven since 2002.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2018

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	10,501,993	11,094,283	8,058,446	471,872	1,359,158	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	5,289,998	1,586,285	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	29,626,080	77,121,722	165,985,352
class S2	—	—	—	—	—	—	—	—	3,950,164	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	5,289,998	1,586,285	10,501,993	11,094,283	8,058,446	471,872	1,359,158	29,626,080	81,071,886	165,985,352
Due from Sponsor Company	—	—	—	—	2,767	—	—	—	—	—
Receivable for fund shares sold	1,240	65	2,934	3,928	—	20	60	133,483	54,150	200,922
Other assets	1	—	—	—	—	—	2	—	—	24
Total assets	5,291,239	1,586,350	10,504,927	11,098,211	8,061,213	471,892	1,359,220	29,759,563	81,126,036	166,186,298

Liabilities:
Due to Sponsor Company	1,240	65	2,934	3,928	—	20	60	133,483	54,150	200,922
Payable for fund shares purchased	—	—	—	—	2,767	—	—	—	—	—
Other liabilities	—	—	2	4	—	1	—	4	8	—
Total liabilities	1,240	65	2,936	3,932	2,767	21	60	133,487	54,158	200,922

Net assets:
For contract liabilities	$5,289,999	$1,586,285	$10,501,991	$11,094,279	$8,058,446	$471,871	$1,359,160	$29,626,076	$81,071,878	$165,985,376

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	10,501,991	11,094,279	8,058,446	471,871	1,359,160	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	5,289,999	1,586,285	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	29,626,076	77,121,717	165,985,376
class S2	—	—	—	—	—	—	—	—	3,950,161	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$5,289,999	$1,586,285	$10,501,991	$11,094,279	$8,058,446	$471,871	$1,359,160	$29,626,076	$81,071,878	$165,985,376

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	1,052,304	902,708	481,101	32,723	72,643	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	527,944	110,852	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	5,386,560	2,492,622	14,793,703
class S2	—	—	—	—	—	—	—	—	128,838	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	527,944	110,852	1,052,304	902,708	481,101	32,723	72,643	5,386,560	2,621,460	14,793,703

Cost	$4,300,449	$1,380,046	$11,525,234	$12,198,146	$8,946,764	$427,131	$1,343,332	$40,998,997	$82,754,374	$175,888,726

Deferred contracts in the accumulation period:
Units owned by participants #	295,213	82,983	738,888	1,619,937	392,441	36,945	162,358	19,297,820	4,714,064	125,578,093
Minimum unit fair value #*	$17.121085	$18.505544	$12.271357	$5.772325	$17.116362	$11.164969	$7.224009	$1.342234	$13.104048	$1.143094
Maximum unit fair value #*	$18.508409	$19.979572	$19.593049	$13.105192	$31.017711	$18.405564	$14.572526	$20.654610	$20.922989	$9.802296
Contract liability	$5,289,999	$1,586,285	$10,485,716	$11,048,576	$8,057,435	$471,871	$1,359,160	$29,236,954	$80,334,006	$163,696,026

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	1,115	6,969	52	—	—	242,354	41,767	1,689,625
Minimum unit fair value #*	$—	$—	$14.592927	$6.260950	$19.491328	$—	$—	$1.544621	$17.175827	$1.304152
Maximum unit fair value #*	$—	$—	$14.592927	$12.838845	$19.491328	$—	$—	$1.759925	$19.453645	$1.498812
Contract liability	$—	$—	$16,275	$45,703	$1,011	$—	$—	$389,122	$737,872	$2,289,350

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund	American Funds Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	60,252,540	134,421,014	514,577,006
class 4	—	—	—	—	—	—	—	6,718,791	19,223,008	21,789,674
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	760,665	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	55,600,493	83,832,801	40,343,940	—	—	112,653,153	—	—	—	—
class S2	32,124,969	1,167,997	10,768,094	8,103,411	160,695	1,544,220	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	87,725,462	85,000,798	51,112,034	8,103,411	160,695	114,197,373	760,665	66,971,331	153,644,022	536,366,680
Due from Sponsor Company	—	—	27,277	—	—	72,789	—	—	65,862	—
Receivable for fund shares sold	34,620	13,889	—	1,926	197	—	71	117,005	—	77,129
Other assets	5	8	—	1	—	51	—	—	1	—
Total assets	87,760,087	85,014,695	51,139,311	8,105,338	160,892	114,270,213	760,736	67,088,336	153,709,885	536,443,809

Liabilities:
Due to Sponsor Company	34,620	13,889	—	1,926	197	—	71	117,005	—	77,129
Payable for fund shares purchased	—	—	27,277	—	—	72,789	—	—	65,862	—
Other liabilities	—	—	—	—	3	—	—	—	—	3
Total liabilities	34,620	13,889	27,277	1,926	200	72,789	71	117,005	65,862	77,132

Net assets:
For contract liabilities	$87,725,467	$85,000,806	$51,112,034	$8,103,412	$160,692	$114,197,424	$760,665	$66,971,331	$153,644,023	$536,366,677

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	60,252,541	134,421,014	514,577,004
class 4	—	—	—	—	—	—	—	6,718,790	19,223,009	21,789,673
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	760,665	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	55,600,499	83,832,809	40,343,941	—	—	112,653,202	—	—	—	—
class S2	32,124,968	1,167,997	10,768,093	8,103,412	160,692	1,544,222	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$87,725,467	$85,000,806	$51,112,034	$8,103,412	$160,692	$114,197,424	$760,665	$66,971,331	$153,644,023	$536,366,677

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	5,313,275	10,348,038	24,410,674
class 4	—	—	—	—	—	—	—	597,757	1,500,625	1,038,098
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	41,521	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	1,685,885	7,642,006	2,532,577	—	—	112,653,153	—	—	—	—
class S2	988,157	108,955	714,538	867,603	6,826	1,544,220	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	2,674,042	7,750,961	3,247,115	867,603	6,826	114,197,373	41,521	5,911,032	11,848,663	25,448,772

Cost	$80,475,397	$98,287,602	$58,798,582	$9,812,941	$134,604	$114,197,373	$771,760	$67,870,035	$146,958,824	$464,302,388

Deferred contracts in the accumulation period:
Units owned by participants #	26,273,043	34,881,352	2,533,071	631,173	9,413	12,268,340	40,624	5,577,678	10,216,830	25,888,377
Minimum unit fair value #*	$1.995549	$2.084422	$14.507650	$11.621739	$16.353553	$8.744946	$17.893636	$9.485513	$9.271513	$9.600760
Maximum unit fair value #*	$17.852149	$20.021477	$24.109397	$13.794728	$17.886510	$10.056362	$19.367050	$13.716128	$23.201036	$26.412415
Contract liability	$87,393,024	$84,348,469	$50,880,798	$8,085,302	$160,692	$113,566,317	$760,665	$66,432,997	$152,208,826	$529,175,452

Contracts in payout (annuitization) period:
Units owned by participants #	125,289	259,368	10,732	1,328	—	67,272	—	42,437	87,829	317,182
Minimum unit fair value #*	$2.296409	$2.378058	$14.583194	$13.634470	$—	$9.273571	$—	$10.391450	$9.404873	$9.745783
Maximum unit fair value #*	$16.536378	$14.069667	$24.109397	$13.634470	$—	$9.536365	$—	$13.716128	$17.901842	$26.412415
Contract liability	$332,443	$652,337	$231,236	$18,110	$—	$631,107	$—	$538,334	$1,435,197	$7,191,225

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	321,170,516	470,352,537	177,645,130	1,103,756,319	1,071,132,778	242,030,373	82,077,013	101,744,197	781,217	—
class 4	22,767,989	90,476,355	11,887,528	147,347,642	88,393,128	82,633,806	11,459,349	22,119,179	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	7,208,007
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	343,938,505	560,828,892	189,532,658	1,251,103,961	1,159,525,906	324,664,179	93,536,362	123,863,376	781,217	7,208,007
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	2,066
Receivable for fund shares sold	76,442	434,221	34,189	855,878	468,604	191,374	44,217	34,076	84	—
Other assets	13	1	—	1	—	—	—	2	—	2
Total assets	344,014,960	561,263,114	189,566,847	1,251,959,840	1,159,994,510	324,855,553	93,580,579	123,897,454	781,301	7,210,075

Liabilities:
Due to Sponsor Company	76,442	434,221	34,189	855,878	468,604	191,374	44,217	34,076	84	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	2,066
Other liabilities	—	—	—	—	4	4	—	—	1	—
Total liabilities	76,442	434,221	34,189	855,878	468,608	191,378	44,217	34,076	85	2,066

Net assets:
For contract liabilities	$343,938,518	$560,828,893	$189,532,658	$1,251,103,962	$1,159,525,902	$324,664,175	$93,536,362	$123,863,378	$781,216	$7,208,009

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	321,170,532	470,352,540	177,645,132	1,103,756,320	1,071,132,774	242,030,371	82,077,013	101,744,199	781,216	—
class 4	22,767,986	90,476,353	11,887,526	147,347,642	88,393,128	82,633,804	11,459,349	22,119,179	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	7,208,009
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$343,938,518	$560,828,893	$189,532,658	$1,251,103,962	$1,159,525,902	$324,664,175	$93,536,362	$123,863,378	$781,216	$7,208,009

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	26,239,421	45,488,640	6,966,476	15,885,958	23,855,964	13,751,726	3,947,909	4,808,327	30,964	—
class 4	1,867,760	8,758,602	468,197	2,146,673	1,987,702	4,749,069	553,324	1,039,435	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	116,427
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	28,107,181	54,247,242	7,434,673	18,032,631	25,843,666	18,500,795	4,501,233	5,847,762	30,964	116,427

Cost	$321,373,136	$583,330,445	$170,561,161	$1,139,936,866	$1,043,578,477	$343,932,094	$87,546,856	$121,159,483	$766,205	$6,989,401

Deferred contracts in the accumulation period:
Units owned by participants #	163,995,381	39,432,293	8,609,789	59,543,320	50,083,611	23,569,120	4,309,208	6,627,614	32,271	344,364
Minimum unit fair value #*	$1.684436	$9.578686	$9.355565	$10.274698	$10.214202	$8.936998	$8.981217	$9.367843	$23.337095	$17.838983
Maximum unit fair value #*	$27.998885	$18.041610	$30.705321	$33.972188	$31.733558	$21.010853	$33.814007	$30.047825	$25.719009	$33.927075
Contract liability	$339,112,489	$556,258,512	$187,345,936	$1,239,457,415	$1,143,033,724	$322,252,845	$92,875,638	$122,748,113	$778,730	$7,208,009

Contracts in payout (annuitization) period:
Units owned by participants #	2,370,005	296,717	84,585	466,960	634,092	146,377	23,657	51,208	100	—
Minimum unit fair value #*	$1.923023	$9.723341	$9.654189	$10.429901	$10.375894	$9.072038	$9.116935	$9.563867	$24.969415	$—
Maximum unit fair value #*	$9.731175	$18.041610	$30.705321	$33.972188	$31.733558	$20.695470	$33.814007	$29.349858	$24.969415	$—
Contract liability	$4,826,029	$4,570,381	$2,186,722	$11,646,547	$16,492,178	$2,411,330	$660,724	$1,115,265	$2,486	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	311,538,752	421,036,577	48,563,074	3,796,413	105,076,366
class 4	—	—	—	—	—	6,095,140	64,172,325	—	—	6,295,130
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	48,940,348	32,491,592	1,295,421	2,186,819	1,477,625	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	48,940,348	32,491,592	1,295,421	2,186,819	1,477,625	317,633,892	485,208,902	48,563,074	3,796,413	111,371,496
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	33,307	20,894	2,193	303	2,092	101,431	328,533	8,426	608	72,177
Other assets	—	—	1	—	—	4	3	1	—	3
Total assets	48,973,655	32,512,486	1,297,615	2,187,122	1,479,717	317,735,327	485,537,438	48,571,501	3,797,021	111,443,676

Liabilities:
Due to Sponsor Company	33,307	20,894	2,193	303	2,092	101,431	328,533	8,426	608	72,177
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	5	—	—	1	—	—	—	2	—
Total liabilities	33,309	20,899	2,193	303	2,093	101,431	328,533	8,426	610	72,177

Net assets:
For contract liabilities	$48,940,346	$32,491,587	$1,295,422	$2,186,819	$1,477,624	$317,633,896	$485,208,905	$48,563,075	$3,796,411	$111,371,499

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	311,538,754	421,036,579	48,563,075	3,796,411	105,076,367
class 4	—	—	—	—	—	6,095,142	64,172,326	—	—	6,295,132
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	48,940,346	32,491,587	1,295,422	2,186,819	1,477,624	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$48,940,346	$32,491,587	$1,295,422	$2,186,819	$1,477,624	$317,633,896	$485,208,905	$48,563,075	$3,796,411	$111,371,499

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	12,441,643	28,564,218	2,596,956	253,094	6,903,835
class 4	—	—	—	—	—	242,738	4,255,459	—	—	398,174
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	1,563,090	1,111,964	115,559	184,076	138,744	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	1,563,090	1,111,964	115,559	184,076	138,744	12,684,381	32,819,677	2,596,956	253,094	7,302,009

Cost	$43,334,726	$32,183,690	$1,349,459	$2,228,749	$1,578,612	$277,295,698	$494,892,498	$47,040,473	$4,087,688	$139,193,599

Deferred contracts in the accumulation period:
Units owned by participants #	2,456,449	1,845,273	79,732	107,907	105,929	11,832,188	23,953,717	2,414,597	170,030	6,447,337
Minimum unit fair value #*	$15.732970	$14.839462	$14.162728	$18.141994	$11.683507	$20.324896	$12.936268	$17.784170	$17.110322	$11.612439
Maximum unit fair value #*	$28.254890	$27.038779	$30.294823	$31.847651	$15.785044	$31.644638	$25.507929	$23.750261	$29.104006	$28.662481
Contract liability	$48,813,658	$32,470,798	$1,295,422	$2,186,819	$1,459,454	$314,138,463	$479,028,989	$47,817,624	$3,742,589	$110,631,789

Contracts in payout (annuitization) period:
Units owned by participants #	6,329	1,246	—	—	1,190	125,464	282,999	35,129	2,344	38,480
Minimum unit fair value #*	$17.157948	$16.183597	$—	$—	$15.268699	$26.843539	$14.184386	$20.253114	$20.123375	$13.460744
Maximum unit fair value #*	$28.186566	$17.745342	$—	$—	$15.268699	$31.644638	$24.540633	$23.212650	$23.258150	$25.312555
Contract liability	$126,688	$20,789	$—	$—	$18,170	$3,495,433	$6,179,916	$745,451	$53,822	$739,710

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$174,088,151	$—	$33,385,186	$—	$—	$—	$—	$—	$—
class 2	30,027,532	11,645,123	322,176,637	115,590	124,874,453	117,820,794	137,089,561	22,384,814	4,425,587	—
class 4	13,092,013	44,417,572	59,580,870	3,726,918	20,919,697	19,263,061	19,409,163	3,467,069	33,920,346	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	13,888,151
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	43,119,545	230,150,846	381,757,507	37,227,694	145,794,150	137,083,855	156,498,724	25,851,883	38,345,933	13,888,151
Due from Sponsor Company	—	—	—	—	—	—	—	52,501	—	—
Receivable for fund shares sold	20,723	257,616	221,305	9,356	72,553	29,179	141,315	—	20,743	44,558
Other assets	—	5	—	2	—	2	6	—	—	1
Total assets	43,140,268	230,408,467	381,978,812	37,237,052	145,866,703	137,113,036	156,640,045	25,904,384	38,366,676	13,932,710

Liabilities:
Due to Sponsor Company	20,723	257,616	221,305	9,356	72,553	29,179	141,315	—	20,743	44,558
Payable for fund shares purchased	—	—	—	—	—	—	—	52,501	—	—
Other liabilities	1	—	8	—	3	—	—	5	—	—
Total liabilities	20,724	257,616	221,313	9,356	72,556	29,179	141,315	52,506	20,743	44,558

Net assets:
For contract liabilities	$43,119,544	$230,150,851	$381,757,499	$37,227,696	$145,794,147	$137,083,857	$156,498,730	$25,851,878	$38,345,933	$13,888,152

Contract Liabilities:
class 1	$—	$174,088,154	$—	$33,385,187	$—	$—	$—	$—	$—	$—
class 2	30,027,531	11,645,123	322,176,633	115,591	124,874,452	117,820,794	137,089,567	22,384,808	4,425,586	—
class 4	13,092,013	44,417,574	59,580,866	3,726,918	20,919,695	19,263,063	19,409,163	3,467,070	33,920,347	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	13,888,152
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$43,119,544	$230,150,851	$381,757,499	$37,227,696	$145,794,147	$137,083,857	$156,498,730	$25,851,878	$38,345,933	$13,888,152

Shares:
class 1	—	16,346,306	—	3,872,992	—	—	—	—	—	—
class 2	2,056,680	1,132,794	18,515,899	13,535	9,801,763	9,649,533	8,087,880	3,465,141	262,958	—
class 4	875,135	4,206,209	3,394,921	433,867	1,614,174	1,558,500	1,122,566	559,205	1,973,261	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	505,575
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	2,931,815	21,685,309	21,910,820	4,320,394	11,415,937	11,208,033	9,210,446	4,024,346	2,236,219	505,575

Cost	$52,596,868	$254,049,725	$379,902,053	$37,793,927	$159,825,457	$141,167,072	$179,460,198	$33,148,902	$39,579,544	$13,029,679

Deferred contracts in the accumulation period:
Units owned by participants #	2,641,659	12,423,641	19,050,765	1,975,853	11,858,228	9,050,822	6,404,769	1,289,700	2,808,802	842,601
Minimum unit fair value #*	$14.021889	$11.506987	$12.133075	$7.636438	$8.352436	$10.171230	$12.337957	$17.313958	$10.730432	$14.365644
Maximum unit fair value #*	$27.764714	$25.480696	$27.438705	$26.701139	$15.487301	$19.210332	$32.392286	$27.728948	$15.020968	$22.796631
Contract liability	$43,019,985	$227,479,878	$378,497,950	$37,027,365	$144,696,073	$135,630,134	$155,357,016	$25,779,099	$38,290,279	$13,862,193

Contracts in payout (annuitization) period:
Units owned by participants #	6,317	123,016	147,266	8,540	82,698	88,038	40,033	3,508	4,342	1,533
Minimum unit fair value #*	$15.433402	$11.816132	$13.232088	$20.058336	$9.109132	$11.584093	$13.455368	$20.274927	$10.821012	$16.272316
Maximum unit fair value #*	$18.415764	$25.480696	$27.438705	$26.701139	$15.484379	$19.210332	$32.392286	$22.492077	$15.007460	$17.178279
Contract liability	$99,559	$2,670,973	$3,259,549	$200,331	$1,098,074	$1,453,723	$1,141,714	$72,779	$55,654	$25,959

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	349,312,251	263,441,276	204,864,914	3,821,060	52,877,622	80,054,127	20,430,347	19,989,584	4,066,365	133,657,406
class IB	5,340,005	9,659,171	9,750,257	229,970	370,472	1,707,521	1,731,631	4,816,216	—	348,127
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	354,652,256	273,100,447	214,615,171	4,051,030	53,248,094	81,761,648	22,161,978	24,805,800	4,066,365	134,005,533
Due from Sponsor Company	—	—	—	—	—	13,724	—	—	—	345,709
Receivable for fund shares sold	191,749	100,932	81,595	365	23,158	—	11,221	10,056	854	—
Other assets	—	—	2	—	1	4	—	—	—	—
Total assets	354,844,005	273,201,379	214,696,768	4,051,395	53,271,253	81,775,376	22,173,199	24,815,856	4,067,219	134,351,242

Liabilities:
Due to Sponsor Company	191,749	100,932	81,595	365	23,158	—	11,221	10,056	854	—
Payable for fund shares purchased	—	—	—	—	—	13,724	—	—	—	345,709
Other liabilities	5	—	—	—	—	—	—	1	—	32
Total liabilities	191,754	100,932	81,595	365	23,158	13,724	11,221	10,057	854	345,741

Net assets:
For contract liabilities	$354,652,251	$273,100,447	$214,615,173	$4,051,030	$53,248,095	$81,761,652	$22,161,978	$24,805,799	$4,066,365	$134,005,501

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	349,312,247	263,441,276	204,864,916	3,821,060	52,877,623	80,054,128	20,430,346	19,989,582	4,066,365	133,657,377
class IB	5,340,004	9,659,171	9,750,257	229,970	370,472	1,707,524	1,731,632	4,816,217	—	348,124
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$354,652,251	$273,100,447	$214,615,173	$4,051,030	$53,248,095	$81,761,652	$22,161,978	$24,805,799	$4,066,365	$134,005,501

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	32,494,163	6,604,193	10,289,549	155,707	3,890,921	2,369,166	2,742,328	1,437,066	567,136	13,233,407
class IB	499,066	245,906	491,940	9,472	27,565	53,045	236,562	341,818	—	34,502
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	32,993,229	6,850,099	10,781,489	165,179	3,918,486	2,422,211	2,978,890	1,778,884	567,136	13,267,909

Cost	$362,434,823	$278,145,930	$219,683,837	$3,995,502	$53,701,933	$75,902,051	$24,513,439	$23,794,154	$4,707,008	$133,064,215

Deferred contracts in the accumulation period:
Units owned by participants #	27,910,987	15,924,986	10,837,584	225,791	2,400,358	3,686,780	1,290,879	2,245,923	217,463	112,289,917
Minimum unit fair value #*	$11.205290	$14.482473	$16.998716	$14.077489	$19.244476	$18.569941	$12.615329	$9.336089	$15.698763	$0.829323
Maximum unit fair value #*	$14.619820	$28.932134	$29.151244	$30.290327	$33.677853	$37.179413	$23.205481	$17.857642	$30.971591	$10.094875
Contract liability	$354,281,134	$272,796,830	$214,223,499	$4,051,030	$53,193,239	$81,674,057	$22,155,103	$24,658,955	$4,062,135	$132,629,829

Contracts in payout (annuitization) period:
Units owned by participants #	29,352	16,277	18,548	—	2,484	4,096	397	9,241	227	1,340,127
Minimum unit fair value #*	$12.219927	$15.794405	$18.538255	$—	$20.873726	$20.251805	$17.326503	$10.575646	$18.671699	$0.956835
Maximum unit fair value #*	$13.398758	$26.558553	$28.602526	$—	$33.044016	$24.132824	$17.326503	$17.130353	$18.671699	$9.617678
Contract liability	$371,117	$303,617	$391,674	$—	$54,856	$87,595	$6,875	$146,844	$4,230	$1,375,672

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	7,829,177	6,128,517	2,514,296	14,699,753	7,612,427	—	—	—	—	—
class IB	—	—	—	825,885	3,102,949	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	99,712,765
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	14,165,172
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	8,360,894	11,512,132	27,322,302	5,145,417	—
Total investments	7,829,177	6,128,517	2,514,296	15,525,638	10,715,376	8,360,894	11,512,132	27,322,302	5,145,417	113,877,937
Due from Sponsor Company	—	5,511	—	—	—	—	—	—	—	—
Receivable for fund shares sold	5,351	—	309	117,429	3,573	1,504	950	8,447	293	48,225
Other assets	—	—	—	2	—	1	—	2	2	2
Total assets	7,834,528	6,134,028	2,514,605	15,643,069	10,718,949	8,362,399	11,513,082	27,330,751	5,145,712	113,926,164

Liabilities:
Due to Sponsor Company	5,351	—	309	117,429	3,573	1,504	950	8,447	293	48,225
Payable for fund shares purchased	—	5,511	—	—	—	—	—	—	—	—
Other liabilities	—	1	3	—	2	—	1	—	—	—
Total liabilities	5,351	5,512	312	117,429	3,575	1,504	951	8,447	293	48,225

Net assets:
For contract liabilities	$7,829,177	$6,128,516	$2,514,293	$15,525,640	$10,715,374	$8,360,895	$11,512,131	$27,322,304	$5,145,419	$113,877,939

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	7,829,177	6,128,516	2,514,293	14,699,754	7,612,426	—	—	—	—	—
class IB	—	—	—	825,886	3,102,948	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	99,712,768
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	14,165,171
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	8,360,895	11,512,131	27,322,304	5,145,419	—
Total contract liabilities	$7,829,177	$6,128,516	$2,514,293	$15,525,640	$10,715,374	$8,360,895	$11,512,131	$27,322,304	$5,145,419	$113,877,939

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	425,962	229,018	32,193	1,462,662	594,257	—	—	—	—	—
class IB	—	—	—	82,259	242,607	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	2,121,097
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	312,973
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	591,712	854,016	2,465,912	167,877	—
Total shares	425,962	229,018	32,193	1,544,921	836,864	591,712	854,016	2,465,912	167,877	2,434,070

Cost	$8,548,566	$6,356,455	$1,973,643	$16,109,628	$10,889,086	$10,310,051	$12,365,445	$28,629,395	$4,600,131	$92,454,601

Deferred contracts in the accumulation period:
Units owned by participants #	403,212	253,908	124,953	1,511,745	599,285	431,468	578,983	1,616,696	315,073	6,109,171
Minimum unit fair value #*	$16.227510	$21.431679	$17.345054	$9.219956	$15.023332	$16.640757	$17.789058	$13.993894	$13.580508	$12.493946
Maximum unit fair value #*	$29.025186	$36.309266	$31.487207	$11.777786	$25.502106	$22.381671	$25.867978	$20.947285	$22.694507	$34.944035
Contract liability	$7,829,177	$6,122,636	$2,514,293	$15,520,834	$10,715,374	$8,360,895	$11,489,202	$27,216,803	$5,096,945	$113,386,840

Contracts in payout (annuitization) period:
Units owned by participants #	—	252	—	475	—	—	1,084	6,352	3,255	24,103
Minimum unit fair value #*	$—	$23.372716	$—	$10.109477	$—	$—	$21.153997	$16.239275	$14.889978	$14.287498
Maximum unit fair value #*	$—	$23.372716	$—	$10.109477	$—	$—	$21.153997	$17.804841	$14.889978	$25.128809
Contract liability	$—	$5,880	$—	$4,806	$—	$—	$22,929	$105,501	$48,474	$491,099

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)(3)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	189,034,747
class INIT	14,187,574	96,135,037	43,126,771	66,761,755	288,191,519	112,096,078	300,367,611	15,758,840	66,479,233	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	1,965,544	—	739,370	26,687,190	76,227,973	112,160,388	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	14,187,574	98,100,581	43,126,771	67,501,125	314,878,709	188,324,051	412,527,999	15,758,840	66,479,233	189,034,747
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	20,276	30,674	10,303	13,720	153,191	200,547	241,111	1,836	75,104	91,598
Other assets	—	—	—	—	1	1	2	—	3	1
Total assets	14,207,850	98,131,255	43,137,074	67,514,845	315,031,901	188,524,599	412,769,112	15,760,676	66,554,340	189,126,346

Liabilities:
Due to Sponsor Company	20,276	30,674	10,303	13,720	153,191	200,547	241,111	1,836	75,104	91,598
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	—	1	1	—	—	—	—	—	—
Total liabilities	20,278	30,674	10,304	13,721	153,191	200,547	241,111	1,836	75,104	91,598

Net assets:
For contract liabilities	$14,187,572	$98,100,581	$43,126,770	$67,501,124	$314,878,710	$188,324,052	$412,528,001	$15,758,840	$66,479,236	$189,034,748

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	189,034,748
class INIT	14,187,572	96,135,037	43,126,770	66,761,756	288,191,519	112,096,080	300,367,612	15,758,840	66,479,236	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	1,965,544	—	739,368	26,687,191	76,227,972	112,160,389	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$14,187,572	$98,100,581	$43,126,770	$67,501,124	$314,878,710	$188,324,052	$412,528,001	$15,758,840	$66,479,236	$189,034,748

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	14,065,085
class INIT	753,856	3,553,976	5,240,191	3,823,697	13,231,933	6,479,542	23,744,475	632,124	12,590,764	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	73,671	—	46,472	1,248,232	4,494,574	9,023,362	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	753,856	3,627,647	5,240,191	3,870,169	14,480,165	10,974,116	32,767,837	632,124	12,590,764	14,065,085

Cost	$13,124,611	$83,018,070	$44,732,672	$66,882,840	$300,820,459	$175,205,464	$424,052,432	$15,910,893	$74,723,280	$193,768,717

Deferred contracts in the accumulation period:
Units owned by participants #	598,995	5,500,178	3,764,336	2,856,794	16,167,279	7,921,924	30,104,426	684,368	5,904,885	18,917,925
Minimum unit fair value #*	$19.640793	$15.622600	$9.878187	$16.372743	$13.286210	$15.694637	$11.110994	$20.081856	$10.500893	$9.944640
Maximum unit fair value #*	$29.896059	$27.208442	$33.471880	$36.741680	$25.180575	$33.024725	$15.374008	$26.262630	$11.692453	$10.049156
Contract liability	$14,041,843	$96,925,735	$42,791,132	$66,628,422	$310,883,687	$187,566,082	$411,138,423	$15,627,223	$65,296,294	$189,034,748

Contracts in payout (annuitization) period:
Units owned by participants #	5,596	62,057	28,616	32,466	189,032	27,939	98,726	5,432	105,055	—
Minimum unit fair value #*	$22.664416	$17.647533	$11.146977	$19.602771	$14.488759	$17.022777	$11.568017	$22.588737	$11.126607	$—
Maximum unit fair value #*	$29.896059	$22.879822	$12.673864	$34.171439	$25.180575	$33.024725	$15.374008	$25.408533	$11.692453	$—
Contract liability	$145,729	$1,174,846	$335,638	$872,702	$3,995,023	$757,970	$1,389,578	$131,617	$1,182,942	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Oppenheimer Capital Appreciation Fund/VA
	Sub-Account	Sub-Account (4)(5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	852,665	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	598,805	1,912,945	9,038,625	—	—	—
class III	3,050,152	27,195,571	—	5,983,949	—	—	—	—	5,175,559	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	6,649,337	—	—
class SRV	—	—	—	—	—	—	—	—	—	1,605,463
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	3,050,152	27,195,571	852,665	5,983,949	598,805	1,912,945	9,038,625	6,649,337	5,175,559	1,605,463
Due from Sponsor Company	—	—	—	—	—	—	46,274	—	—	—
Receivable for fund shares sold	547	6,730	124	1,199	5,909	105	—	1,699	1,148	396
Other assets	—	1	—	—	1	1	—	—	—	1
Total assets	3,050,699	27,202,302	852,789	5,985,148	604,715	1,913,051	9,084,899	6,651,036	5,176,707	1,605,860

Liabilities:
Due to Sponsor Company	547	6,730	124	1,199	5,909	105	—	1,699	1,148	396
Payable for fund shares purchased	—	—	—	—	—	—	46,274	—	—	—
Other liabilities	—	—	2	—	—	—	—	—	—	—
Total liabilities	547	6,730	126	1,199	5,909	105	46,274	1,699	1,148	396

Net assets:
For contract liabilities	$3,050,152	$27,195,572	$852,663	$5,983,949	$598,806	$1,912,946	$9,038,625	$6,649,337	$5,175,559	$1,605,464

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	852,663	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	598,806	1,912,946	9,038,625	—	—	—
class III	3,050,152	27,195,572	—	5,983,949	—	—	—	—	5,175,559	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	6,649,337	—	—
class SRV	—	—	—	—	—	—	—	—	—	1,605,464
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$3,050,152	$27,195,572	$852,663	$5,983,949	$598,806	$1,912,946	$9,038,625	$6,649,337	$5,175,559	$1,605,464

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	64,014	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	56,544	70,981	867,430	—	—	—
class III	235,533	1,338,365	—	589,552	—	—	—	—	725,885	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	484,999	—	—
class SRV	—	—	—	—	—	—	—	—	—	33,601
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	235,533	1,338,365	64,014	589,552	56,544	70,981	867,430	484,999	725,885	33,601

Cost	$3,402,406	$30,165,537	$860,991	$5,913,381	$584,968	$1,935,476	$8,964,811	$7,439,945	$6,215,197	$1,701,551

Deferred contracts in the accumulation period:
Units owned by participants #	249,993	2,943,248	35,584	330,062	54,489	89,228	436,845	383,045	258,112	93,111
Minimum unit fair value #*	$11.746905	$9.179496	$19.963519	$17.296234	$10.490950	$20.533733	$17.463571	$14.382978	$18.974761	$14.699429
Maximum unit fair value #*	$12.714556	$9.259866	$25.052640	$18.720835	$11.177474	$21.877160	$33.781759	$26.447604	$21.143934	$25.728636
Contract liability	$3,050,152	$27,134,390	$808,447	$5,966,933	$598,806	$1,912,946	$9,036,141	$6,647,048	$5,175,559	$1,605,464

Contracts in payout (annuitization) period:
Units owned by participants #	—	6,607	1,954	931	—	—	120	134	—	—
Minimum unit fair value #*	$—	$9.259866	$21.295723	$18.270993	$—	$—	$20.766699	$17.103787	$—	$—
Maximum unit fair value #*	$—	$9.259866	$24.842853	$18.270993	$—	$—	$20.766699	$17.103787	$—	$—
Contract liability	$—	$61,182	$44,216	$17,016	$—	$—	$2,484	$2,289	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	30,081,449	2,015,973	6,518,437	450,740	957,636	215,105	756,533
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	7,883,824	3,443,957	10,136,779	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	7,883,824	3,443,957	10,136,779	30,081,449	2,015,973	6,518,437	450,740	957,636	215,105	756,533
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	245	383	2,908	8,068	95	1,076	329	399	67	679
Other assets	—	—	—	—	—	1	—	1	—	1
Total assets	7,884,069	3,444,340	10,139,687	30,089,517	2,016,068	6,519,514	451,069	958,036	215,172	757,213

Liabilities:
Due to Sponsor Company	245	383	2,908	8,068	95	1,076	329	399	67	679
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	4	—	—	1	—	—	—
Total liabilities	245	384	2,908	8,072	95	1,076	330	399	67	679

Net assets:
For contract liabilities	$7,883,824	$3,443,956	$10,136,779	$30,081,445	$2,015,973	$6,518,438	$450,739	$957,637	$215,105	$756,534

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	30,081,445	2,015,973	6,518,438	450,739	957,637	215,105	756,534
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	7,883,824	3,443,956	10,136,779	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$7,883,824	$3,443,956	$10,136,779	$30,081,445	$2,015,973	$6,518,438	$450,739	$957,637	$215,105	$756,534

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	5,159,768	131,334	681,132	48,156	78,688	12,758	85,387
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	210,067	129,912	506,080	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	210,067	129,912	506,080	5,159,768	131,334	681,132	48,156	78,688	12,758	85,387

Cost	$7,119,500	$3,658,473	$10,085,743	$33,748,444	$1,973,725	$5,499,036	$451,933	$1,008,158	$192,446	$1,109,127

Deferred contracts in the accumulation period:
Units owned by participants #	470,554	184,688	484,322	2,151,801	127,893	470,600	51,340	105,425	8,572	45,233
Minimum unit fair value #*	$14.255171	$16.103869	$17.938511	$12.315679	$14.545984	$13.633590	$7.651100	$8.073238	$21.991171	$14.442914
Maximum unit fair value #*	$24.393506	$25.429635	$31.501007	$19.877056	$21.885599	$13.990078	$13.635139	$14.080379	$29.822253	$24.026205
Contract liability	$7,883,824	$3,443,956	$10,123,469	$30,014,486	$2,015,973	$6,518,438	$450,739	$949,595	$215,105	$750,914

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	674	4,910	—	—	—	889	—	341
Minimum unit fair value #*	$—	$—	$19.456049	$13.358240	$—	$—	$—	$8.900670	$—	$15.751250
Maximum unit fair value #*	$—	$—	$20.427533	$14.025657	$—	$—	$—	$9.295079	$—	$17.178045
Contract liability	$—	$—	$13,310	$66,959	$—	$—	$—	$8,042	$—	$5,620

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS® Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Portfolio	Prudential Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	867,446	4,406,543	393,719	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	1,378,783	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	567,955	337,868	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	35,805,000	5,726,740
class S2	—	—	—	—	—	—	20,564,112	1,132,339	1,533,518	1,089,115
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	1,378,783	867,446	4,406,543	393,719	567,955	337,868	20,564,112	1,132,339	37,338,518	6,815,855
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	544	191	929	3,537	76	17	11,684	9,148	6,361	6,909
Other assets	1	—	1	—	—	—	1	—	—	—
Total assets	1,379,328	867,637	4,407,473	397,256	568,031	337,885	20,575,797	1,141,487	37,344,879	6,822,764

Liabilities:
Due to Sponsor Company	544	191	929	3,537	76	17	11,684	9,148	6,361	6,909
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	1	1	—	1	2	1
Total liabilities	544	192	929	3,537	77	18	11,684	9,149	6,363	6,910

Net assets:
For contract liabilities	$1,378,784	$867,445	$4,406,544	$393,719	$567,954	$337,867	$20,564,113	$1,132,338	$37,338,516	$6,815,854

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	867,445	4,406,544	393,719	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	1,378,784	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	567,954	337,867	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	35,805,000	5,726,738
class S2	—	—	—	—	—	—	20,564,113	1,132,338	1,533,516	1,089,116
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,378,784	$867,445	$4,406,544	$393,719	$567,954	$337,867	$20,564,113	$1,132,338	$37,338,516	$6,815,854

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	86,313	627,713	35,825	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	59,636	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	20,162	12,037	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	626,509	1,200,575
class S2	—	—	—	—	—	—	1,176,437	70,507	27,933	233,215
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	59,636	86,313	627,713	35,825	20,162	12,037	1,176,437	70,507	654,442	1,433,790

Cost	$1,181,676	$954,278	$5,982,452	$440,051	$242,402	$226,797	$21,941,416	$1,098,094	$32,923,869	$7,736,884

Deferred contracts in the accumulation period:
Units owned by participants #	53,352	73,708	352,379	38,403	178,550	172,385	1,124,299	45,211	2,031,196	440,820
Minimum unit fair value #*	$19.879308	$11.425188	$12.010920	$10.179815	$2.228341	$1.714014	$15.217666	$22.212487	$16.279096	$14.283695
Maximum unit fair value #*	$27.947538	$12.366123	$13.000146	$10.888279	$25.319208	$21.369927	$26.224284	$26.211385	$19.873018	$16.463454
Contract liability	$1,378,784	$867,445	$4,406,544	$393,719	$567,954	$337,867	$20,518,826	$1,124,107	$36,962,750	$6,753,999

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	1,865	314	19,894	3,928
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$17.518199	$26.211385	$18.599788	$15.534423
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$26.224284	$26.211385	$19.718826	$15.910440
Contract liability	$—	$—	$—	$—	$—	$—	$45,287	$8,231	$375,766	$61,855

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2018

	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—
class 2	261,042	462,626	1,033,122	531,413	64,160	—	—	—
class 4	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	14,820,550	26,364,505	13,237,619
class S1	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—
Total investments	261,042	462,626	1,033,122	531,413	64,160	14,820,550	26,364,505	13,237,619
Due from Sponsor Company	—	—	26	—	—	—	—	—
Receivable for fund shares sold	14	65	—	31	4	18,619	12,400	2,349
Other assets	—	1	—	—	—	—	2	2
Total assets	261,056	462,692	1,033,148	531,444	64,164	14,839,169	26,376,907	13,239,970

Liabilities:
Due to Sponsor Company	14	65	—	31	4	18,619	12,400	2,349
Payable for fund shares purchased	—	—	26	—	—	—	—	—
Other liabilities	1	—	1	2	2	—	—	—
Total liabilities	15	65	27	33	6	18,619	12,400	2,349

Net assets:
For contract liabilities	$261,041	$462,627	$1,033,121	$531,411	$64,158	$14,820,550	$26,364,507	$13,237,621

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—
class 2	261,041	462,627	1,033,121	531,411	64,158	—	—	—
class 4	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	14,820,550	26,364,507	13,237,621
class S1	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—
Total contract liabilities	$261,041	$462,627	$1,033,121	$531,411	$64,158	$14,820,550	$26,364,507	$13,237,621

Shares:
class 1	—	—	—	—	—	—	—	—
class 2	14,172	160,078	110,024	20,329	2,808	—	—	—
class 4	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	683,605	1,497,983	940,840
class S1	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—
Total shares	14,172	160,078	110,024	20,329	2,808	683,605	1,497,983	940,840

Cost	$225,740	$686,729	$1,045,801	$518,324	$59,857	$16,132,696	$26,449,832	$14,438,274

Deferred contracts in the accumulation period:
Units owned by participants #	77,516	36,322	254,016	17,174	2,891	1,131,749	1,973,962	1,337,779
Minimum unit fair value #*	$1.963845	$11.998951	$2.591647	$27.121405	$19.960218	$12.368389	$12.658620	$9.493017
Maximum unit fair value #*	$21.558506	$13.234580	$34.242822	$32.996795	$29.379567	$13.298062	$13.663513	$10.246844
Contract liability	$205,393	$460,024	$1,027,492	$522,218	$61,026	$14,589,706	$25,995,006	$13,154,004

Contracts in payout (annuitization) period:
Units owned by participants #	26,083	203	1,910	317	144	17,697	27,736	8,398
Minimum unit fair value #*	$2.133484	$12.845644	$2.947360	$29.027156	$21.802703	$12.913056	$13.216070	$9.911171
Maximum unit fair value #*	$2.133484	$12.845644	$2.947360	$29.027156	$21.802703	$13.091312	$13.398507	$10.048032
Contract liability	$55,648	$2,603	$5,629	$9,193	$3,132	$230,844	$369,501	$83,617

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Hartford Small/Mid Cap Equity HLS Fund. Change effective November 1, 2018.
(2) Funded as of April 20, 2018.
(3) Merged with HIMCO VIT Portfolio Diversifier Fund. Change effective April 20, 2018.
(4) Funded as of April 20, 2018.
(5) Merged with HIMCO VIT Index Fund. Change effective April 20, 2018.
(6) Formerly Putnam VT Investors Fund. Change effective June 30, 2018.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2018

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$91,020	$2,081	$205,829	$154,770	$22,996	$6,184	$7,118	$122,169	$817,311	$3,763,447

Expenses:
Administrative charges	—	—	—	—	—	—	—	(52,715)	(163,455)	(233,141)
Mortality and expense risk charges	(54,325)	(19,295)	(182,224)	(218,651)	(142,244)	(10,584)	(28,176)	(705,507)	(1,589,727)	(3,066,940)
Total expenses	(54,325)	(19,295)	(182,224)	(218,651)	(142,244)	(10,584)	(28,176)	(758,222)	(1,753,182)	(3,300,081)
Net investment income (loss)	36,695	(17,214)	23,605	(63,881)	(119,248)	(4,400)	(21,058)	(636,053)	(935,871)	463,366

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	436,219	111,099	72,614	355,637	314,977	65,687	120,463	(553,762)	2,858,448	(2,687,188)
Net realized gain distributions	394	35,684	921,143	—	818,473	—	—	3,919,562	6,144,483	—
Change in unrealized appreciation (depreciation) during the period	(1,016,267)	(143,176)	(1,927,978)	(3,849,733)	(2,561,582)	(161,686)	(430,040)	(10,584,074)	(17,770,985)	(451,070)
Net gain (loss) on investments	(579,654)	3,607	(934,221)	(3,494,096)	(1,428,132)	(95,999)	(309,577)	(7,218,274)	(8,768,054)	(3,138,258)
Net increase (decrease) in net assets resulting from operations	$(542,959)	$(13,607)	$(910,616)	$(3,557,977)	$(1,547,380)	$(100,399)	$(330,635)	$(7,854,327)	$(9,703,925)	$(2,674,892)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund	American Funds Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,981,431	$502,042	$—	$117,940	$3,803	$1,579,485	$11,942	$1,455,001	$2,778,660	$9,650,192

Expenses:
Administrative charges	(93,660)	(132,120)	(6,415)	—	—	—	—	—	—	(877,345)
Mortality and expense risk charges	(1,497,302)	(1,734,225)	(1,095,014)	(137,154)	(4,061)	(1,798,210)	(8,724)	(1,260,829)	(3,052,849)	(10,006,347)
Total expenses	(1,590,962)	(1,866,345)	(1,101,429)	(137,154)	(4,061)	(1,798,210)	(8,724)	(1,260,829)	(3,052,849)	(10,883,692)
Net investment income (loss)	390,469	(1,364,303)	(1,101,429)	(19,214)	(258)	(218,725)	3,218	194,172	(274,189)	(1,233,500)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,371,639	1,382,141	1,506,785	(188,182)	21,846	—	26,243	183,915	7,658,222	24,943,500
Net realized gain distributions	706,590	14,063,685	4,144,785	817,726	6,101	—	61,688	251,917	13,848,941	26,732,138
Change in unrealized appreciation (depreciation) during the period	(22,656,495)	(26,856,129)	(14,071,125)	(1,373,423)	(43,974)	—	(209,564)	(2,987,340)	(40,415,748)	(86,430,660)
Net gain (loss) on investments	(17,578,266)	(11,410,303)	(8,419,555)	(743,879)	(16,027)	—	(121,633)	(2,551,508)	(18,908,585)	(34,755,022)
Net increase (decrease) in net assets resulting from operations	$(17,187,797)	$(12,774,606)	$(9,520,984)	$(763,093)	$(16,285)	$(218,725)	$(118,415)	$(2,357,336)	$(19,182,774)	$(35,988,522)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$7,461,677	$14,215,824	$1,444,691	$5,788,512	$17,989,167	$6,105,558	$900,676	$104,903	$—	$3,163

Expenses:
Administrative charges	(522,045)	(855,427)	(332,641)	(1,971,295)	(1,934,898)	(454,146)	(152,545)	(197,129)	—	—
Mortality and expense risk charges	(6,693,636)	(8,802,164)	(3,683,617)	(23,957,309)	(21,404,762)	(5,911,119)	(1,882,081)	(2,358,095)	(19,949)	(135,964)
Total expenses	(7,215,681)	(9,657,591)	(4,016,258)	(25,928,604)	(23,339,660)	(6,365,265)	(2,034,626)	(2,555,224)	(19,949)	(135,964)
Net investment income (loss)	245,996	4,558,233	(2,571,567)	(20,140,092)	(5,350,493)	(259,707)	(1,133,950)	(2,450,321)	(19,949)	(132,801)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	16,957,670	(4,382,356)	10,895,914	61,736,637	54,146,821	8,021,501	6,665,451	5,142,306	48,637	238,288
Net realized gain distributions	31,653,541	845,493	15,969,060	146,719,629	93,159,425	18,348,301	3,124,080	6,824,015	101,978	1,093,571
Change in unrealized appreciation (depreciation) during the period	(88,080,361)	(16,522,477)	(46,324,217)	(198,206,484)	(173,902,368)	(81,870,087)	(26,284,649)	(25,913,545)	(118,915)	(1,379,490)
Net gain (loss) on investments	(39,469,150)	(20,059,340)	(19,459,243)	10,249,782	(26,596,122)	(55,500,285)	(16,495,118)	(13,947,224)	31,700	(47,631)
Net increase (decrease) in net assets resulting from operations	$(39,223,154)	$(15,501,107)	$(22,030,810)	$(9,890,310)	$(31,946,615)	$(55,759,992)	$(17,629,068)	$(16,397,545)	$11,751	$(180,432)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$246,562	$161,641	$11,713	$8,342	$54,140	$4,703,425	$26,988,834	$—	$119,030	$—

Expenses:
Administrative charges	—	—	—	—	—	(505,121)	(716,253)	(83,205)	(7,188)	(194,693)
Mortality and expense risk charges	(808,488)	(637,954)	(30,630)	(42,563)	(14,729)	(6,033,748)	(9,335,148)	(1,059,051)	(63,628)	(2,243,965)
Total expenses	(808,488)	(637,954)	(30,630)	(42,563)	(14,729)	(6,538,869)	(10,051,401)	(1,142,256)	(70,816)	(2,438,658)
Net investment income (loss)	(561,926)	(476,313)	(18,917)	(34,221)	39,411	(1,835,444)	16,937,433	(1,142,256)	48,214	(2,438,658)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,756,227	1,800,643	70,768	57,306	(4,053)	18,318,597	6,599,887	2,781,623	(6,773)	(2,285,313)
Net realized gain distributions	5,256,708	3,803,754	78,647	258,555	2,920	22,803,727	—	4,691,125	—	13,650,412
Change in unrealized appreciation (depreciation) during the period	(11,267,449)	(11,115,532)	(432,577)	(424,194)	(97,565)	(61,238,897)	(55,658,448)	(7,201,107)	(410,026)	(16,572,246)
Net gain (loss) on investments	(3,254,514)	(5,511,135)	(283,162)	(108,333)	(98,698)	(20,116,573)	(49,058,561)	271,641	(416,799)	(5,207,147)
Net increase (decrease) in net assets resulting from operations	$(3,816,440)	$(5,987,448)	$(302,079)	$(142,554)	$(59,287)	$(21,952,017)	$(32,121,128)	$(870,615)	$(368,585)	$(7,645,805)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$454,388	$7,177,311	$10,553,337	$498,264	$4,467,949	$3,324,010	$4,298,269	$—	$—	$300,304

Expenses:
Administrative charges	—	(293,804)	(621,082)	(61,414)	(228,583)	(234,316)	(228,304)	(41,517)	—	—
Mortality and expense risk charges	(922,848)	(4,228,033)	(7,242,639)	(827,476)	(2,755,231)	(2,704,502)	(3,054,467)	(459,231)	(615,200)	(266,996)
Total expenses	(922,848)	(4,521,837)	(7,863,721)	(888,890)	(2,983,814)	(2,938,818)	(3,282,771)	(500,748)	(615,200)	(266,996)
Net investment income (loss)	(468,460)	2,655,474	2,689,616	(390,626)	1,484,135	385,192	1,015,498	(500,748)	(615,200)	33,308

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(73,646)	(4,602,845)	14,042,930	1,813,065	1,534,128	6,037,279	286,306	(1,093,256)	(502,600)	831,131
Net realized gain distributions	8,044,785	—	16,514,618	—	—	14,213,557	2,297,258	4,697,640	—	689,037
Change in unrealized appreciation (depreciation) during the period	(14,653,390)	(7,684,245)	(78,379,798)	(9,752,685)	(32,810,324)	(47,623,801)	(26,700,820)	(3,264,948)	1,332,848	(2,601,955)
Net gain (loss) on investments	(6,682,251)	(12,287,090)	(47,822,250)	(7,939,620)	(31,276,196)	(27,372,965)	(24,117,256)	339,436	830,248	(1,081,787)
Net increase (decrease) in net assets resulting from operations	$(7,150,711)	$(9,631,616)	$(45,132,634)	$(8,330,246)	$(29,792,061)	$(26,987,773)	$(23,101,758)	$(161,312)	$215,048	$(1,048,479)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account

Investment income:
Dividends	$15,068,295	$2,823,608	$4,580,927	$24,206	$440,675	$—	$1,536,371	$541,512	$32,997	$1,499,582

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(173,094)
Mortality and expense risk charges	(5,405,386)	(4,659,708)	(3,564,094)	(70,158)	(977,960)	(1,458,723)	(371,501)	(412,258)	(77,788)	(2,141,929)
Total expenses	(5,405,386)	(4,659,708)	(3,564,094)	(70,158)	(977,960)	(1,458,723)	(371,501)	(412,258)	(77,788)	(2,315,023)
Net investment income (loss)	9,662,909	(1,836,100)	1,016,833	(45,952)	(537,285)	(1,458,723)	1,164,870	129,254	(44,791)	(815,441)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(273,360)	13,068,659	8,453,491	414,397	2,484,771	8,859,126	(322,416)	1,374,622	69,691	217,299
Net realized gain distributions	1,349,350	32,281,325	26,761,536	405,825	6,095,957	12,805,322	—	—	446,715	—
Change in unrealized appreciation (depreciation) during the period	(19,999,403)	(66,179,329)	(50,596,498)	(921,839)	(9,231,767)	(18,351,932)	(2,038,617)	(7,451,313)	(982,051)	320,980
Net gain (loss) on investments	(18,923,413)	(20,829,345)	(15,381,471)	(101,617)	(651,039)	3,312,516	(2,361,033)	(6,076,691)	(465,645)	538,279
Net increase (decrease) in net assets resulting from operations	$(9,260,504)	$(22,665,445)	$(14,364,638)	$(147,569)	$(1,188,324)	$1,853,793	$(1,196,163)	$(5,947,437)	$(510,436)	$(277,162)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$41,918	$402,216	$189,319	$135,593	$226,059	$1,245,262	$78,459	$100,004

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(188,837)
Mortality and expense risk charges	(132,677)	(125,420)	(41,770)	(266,793)	(156,500)	(92,906)	(203,038)	(464,843)	(85,188)	(1,939,569)
Total expenses	(132,677)	(125,420)	(41,770)	(266,793)	(156,500)	(92,906)	(203,038)	(464,843)	(85,188)	(2,128,406)
Net investment income (loss)	(132,677)	(125,420)	148	135,423	32,819	42,687	23,021	780,419	(6,729)	(2,028,402)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	303,922	360,847	150,679	(270,018)	554,136	73,873	404,754	358,604	249,163	11,906,475
Net realized gain distributions	595,355	444,921	—	—	1,191,384	1,370,952	1,137,377	644,878	451,815	8,526,515
Change in unrealized appreciation (depreciation) during the period	(1,082,540)	(1,584,557)	(192,131)	(40,948)	(3,108,735)	(2,282,907)	(2,315,527)	(3,450,690)	(1,232,871)	(15,264,105)
Net gain (loss) on investments	(183,263)	(778,789)	(41,452)	(310,966)	(1,363,215)	(838,082)	(773,396)	(2,447,208)	(531,893)	5,168,885
Net increase (decrease) in net assets resulting from operations	$(315,940)	$(904,209)	$(41,304)	$(175,543)	$(1,330,396)	$(795,395)	$(750,375)	$(1,666,789)	$(538,622)	$3,140,483

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)(3)

Investment income:
Dividends	$156,948	$726,331	$—	$—	$7,695,969	$3,234,013	$14,484,918	$124,173	$4,192,080	$3,114,496

Expenses:
Administrative charges	(26,215)	(174,878)	(70,967)	(120,424)	(495,365)	(189,633)	(607,561)	(32,055)	—	—
Mortality and expense risk charges	(281,261)	(2,033,534)	(852,256)	(1,422,729)	(6,094,002)	(3,381,648)	(6,370,473)	(271,077)	(1,404,287)	(1,389,028)
Total expenses	(307,476)	(2,208,412)	(923,223)	(1,543,153)	(6,589,367)	(3,571,281)	(6,978,034)	(303,132)	(1,404,287)	(1,389,028)
Net investment income (loss)	(150,528)	(1,482,081)	(923,223)	(1,543,153)	1,106,602	(337,268)	7,506,884	(178,959)	2,787,793	1,725,468

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	711,652	7,281,462	1,841,747	5,126,875	9,654,522	11,337,498	(2,045,403)	813,842	(1,176,236)	257,035
Net realized gain on distributions	733,138	5,076,598	7,699,626	10,460,157	15,843,307	15,102,354	—	2,051,238	—	2,000,661
Change in unrealized appreciation (depreciation) during the period	(3,129,037)	(18,102,915)	(8,878,098)	(15,538,335)	(52,568,966)	(50,860,529)	(18,755,617)	(3,555,672)	(5,225,237)	(4,733,971)
Net gain (loss) on investments	(1,684,247)	(5,744,855)	663,275	48,697	(27,071,137)	(24,420,677)	(20,801,020)	(690,592)	(6,401,473)	(2,476,275)
Net increase (decrease) in net assets resulting from operations	$(1,834,775)	$(7,226,936)	$(259,948)	$(1,494,456)	$(25,964,535)	$(24,757,945)	$(13,294,136)	$(869,551)	$(3,613,680)	$(750,807)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund
	Sub-Account	Sub-Account (4)	Sub-Account (5)(6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$28,922	$—	$260,877	$—	$116,157	$14,059	$—	$—	$16,315	$—

Expenses:
Administrative charges	—	(146)	—	(1,479)	—	—	—	—	—	—
Mortality and expense risk charges	(39,402)	(1,539)	(210,753)	(15,561)	(61,770)	(10,334)	(37,944)	(146,985)	(127,995)	(53,363)
Total expenses	(39,402)	(1,685)	(210,753)	(17,040)	(61,770)	(10,334)	(37,944)	(146,985)	(127,995)	(53,363)
Net investment income (loss)	(10,480)	(1,685)	50,124	(17,040)	54,387	3,725	(37,944)	(146,985)	(111,680)	(53,363)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(6,000)	62,150	143,665	37,197	306,680	1,655	79,212	867,931	386,395	359,355
Net realized gain distributions	147,527	—	1,254,346	96,343	472,640	—	431,098	2,251,505	1,176,725	1,658,307
Change in unrealized appreciation (depreciation) during the period	(441,755)	(59,427)	(2,969,966)	(121,370)	(1,330,064)	(22,148)	(346,694)	(1,843,805)	(2,493,232)	(1,756,707)
Net gain (loss) on investments	(300,228)	2,723	(1,571,955)	12,170	(550,744)	(20,493)	163,616	1,275,631	(930,112)	260,955
Net increase (decrease) in net assets resulting from operations	$(310,708)	$1,038	$(1,521,831)	$(4,870)	$(496,357)	$(16,768)	$125,672	$1,128,646	$(1,041,792)	$207,592

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)

Investment income:
Dividends	$—	$79,692	$40,875	$7,833	$1,478,544	$43,308	$—	$12,368	$18,665	$4,026

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(33,287)	(182,740)	(72,276)	(212,967)	(547,548)	(40,373)	(63,384)	(10,607)	(21,471)	(3,219)
Total expenses	(33,287)	(182,740)	(72,276)	(212,967)	(547,548)	(40,373)	(63,384)	(10,607)	(21,471)	(3,219)
Net investment income (loss)	(33,287)	(103,048)	(31,401)	(205,134)	930,996	2,935	(63,384)	1,761	(2,806)	807

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	62,585	855,160	64,925	715,557	(638,718)	68,786	494,337	12,561	44,532	41,611
Net realized gain distributions	152,917	743,282	398,313	1,709,521	—	183,468	435,928	—	—	34,741
Change in unrealized appreciation (depreciation) during the period	(283,003)	(2,860,899)	(779,202)	(3,465,063)	(1,022,334)	(449,756)	(662,937)	(128,052)	(292,589)	(88,493)
Net gain (loss) on investments	(67,501)	(1,262,457)	(315,964)	(1,039,985)	(1,661,052)	(197,502)	267,328	(115,491)	(248,057)	(12,141)
Net increase (decrease) in net assets resulting from operations	$(100,788)	$(1,365,505)	$(347,365)	$(1,245,119)	$(730,056)	$(194,567)	$203,944	$(113,730)	$(250,863)	$(11,334)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Putnam VT Small Cap Value Fund	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS® Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Portfolio	Prudential Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$4,234	$12,598	$29,990	$76,693	$6,971	$—	$—	$455,114	$19,806	$—

Expenses:
Administrative charges	—	—	—	—	—	(729)	—	(7,291)	(2,720)	—
Mortality and expense risk charges	(16,502)	(12,542)	(11,137)	(45,807)	(6,086)	(11,704)	(6,891)	(302,641)	(21,941)	(887,140)
Total expenses	(16,502)	(12,542)	(11,137)	(45,807)	(6,086)	(12,433)	(6,891)	(309,932)	(24,661)	(887,140)
Net investment income (loss)	(12,268)	56	18,853	30,886	885	(12,433)	(6,891)	145,182	(4,855)	(887,140)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(59,308)	100,436	(8,070)	(64,555)	2,267	29,119	17,589	735,526	59,047	3,368,051
Net realized gain distributions	323,250	80,805	—	723,431	33,043	—	—	2,392,496	136,232	2,804,166
Change in unrealized appreciation (depreciation) during the period	(448,443)	(313,193)	(74,226)	(1,228,850)	(65,603)	(59,733)	(54,337)	(6,790,399)	(371,764)	(7,019,988)
Net gain (loss) on investments	(184,501)	(131,952)	(82,296)	(569,974)	(30,293)	(30,614)	(36,748)	(3,662,377)	(176,485)	(847,771)
Net increase (decrease) in net assets resulting from operations	$(196,769)	$(131,896)	$(63,443)	$(539,088)	$(29,408)	$(43,047)	$(43,639)	$(3,517,195)	$(181,340)	$(1,734,911)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$3,174	$62,714	$—	$—	$147	$643,334	$3,568,208	$112,422	$173,545

Expenses:
Administrative charges	—	—	—	—	—	—	(18,775)	—	—	—
Mortality and expense risk charges	(144,919)	(6,658)	(10,072)	(23,073)	(13,876)	(1,755)	(78,806)	(653,285)	(290,359)	(536,751)
Total expenses	(144,919)	(6,658)	(10,072)	(23,073)	(13,876)	(1,755)	(97,581)	(653,285)	(290,359)	(536,751)
Net investment income (loss)	(144,919)	(3,484)	52,642	(23,073)	(13,876)	(1,608)	545,753	2,914,923	(177,937)	(363,206)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	167,054	18,137	(4,852)	62,475	38,778	11,206	1,818,500	(36,395,342)	326,578	642,830
Net realized gain distributions	844,055	21,764	129,386	115,328	75,637	7,383	2,667,684	—	1,733,933	1,765,747
Change in unrealized appreciation (depreciation) during the period	(1,423,365)	(49,739)	(283,656)	(156,008)	(144,846)	(22,535)	(4,957,635)	28,454,509	(2,707,401)	(2,178,322)
Net gain (loss) on investments	(412,256)	(9,838)	(159,122)	21,795	(30,431)	(3,946)	(471,451)	(7,940,833)	(646,890)	230,255
Net increase (decrease) in net assets resulting from operations	$(557,175)	$(13,322)	$(106,480)	$(1,278)	$(44,307)	$(5,554)	$74,302	$(5,025,910)	$(824,827)	$(132,951)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2018

MFS® Research International Portfolio
Sub-Account

Investment income:
Dividends	$226,282

Expenses:
Administrative charges	—
Mortality and expense risk charges	(295,793)
Total expenses	(295,793)
Net investment income (loss)	(69,511)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	322,013
Net realized gain distributions	382,871
Change in unrealized appreciation (depreciation) during the period	(3,096,169)
Net gain (loss) on investments	(2,391,285)
Net increase (decrease) in net assets resulting from operations	$(2,460,796)

The accompanying notes are an integral part of these financial statements.

(1) Formerly Hartford Small/Mid Cap Equity HLS Fund. Change effective November 1, 2018.
(2) Funded as of April 20, 2018.
(3) Merged with HIMCO VIT Portfolio Diversifier Fund. Change effective April 20, 2018.
(4) Liquidated as of May 12, 2018.
(5) Funded as of April 20, 2018.
(6) Merged with HIMCO VIT Index Fund. Change effective April 20, 2018.
(7) Formerly Putnam VT Investors Fund. Change effective June 30, 2018.
(8) Merged with BlackRock S&P 500 Index V.I. Fund. Change effective April 20, 2018.
(9) Merged with BlackRock Managed Volatility V.I. Fund. Change effective April 20, 2018.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2018

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$36,695	$(17,214)	$23,605	$(63,881)	$(119,248)	$(4,400)	$(21,058)	$(636,053)	$(935,871)	$463,366
Net realized gain (loss) on security transactions	436,219	111,099	72,614	355,637	314,977	65,687	120,463	(553,762)	2,858,448	(2,687,188)
Net realized gain distributions	394	35,684	921,143	—	818,473	—	—	3,919,562	6,144,483	—
Change in unrealized appreciation (depreciation) during the period	(1,016,267)	(143,176)	(1,927,978)	(3,849,733)	(2,561,582)	(161,686)	(430,040)	(10,584,074)	(17,770,985)	(451,070)
Net increase (decrease) in net assets resulting from operations	(542,959)	(13,607)	(910,616)	(3,557,977)	(1,547,380)	(100,399)	(330,635)	(7,854,327)	(9,703,925)	(2,674,892)

Unit transactions:
Purchases	87,041	1,286	411,255	52,794	45,645	100	5,206	77,001	218,643	868,648
Net transfers	62,133	(128,244)	39,628	1,354,785	(236,661)	(57,787)	129,662	(496,950)	212,951	5,341,103
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(501,125)	(161,058)	(2,355,307)	(1,982,160)	(1,431,530)	(147,272)	(403,585)	(5,048,538)	(12,588,847)	(23,054,857)
Other transactions	6	(348)	(10)	4	(751)	(1)	(1)	95	77	5,007
Death benefits	(200,308)	(677)	(310,400)	(323,699)	(274,415)	(20,331)	(102,490)	(849,680)	(2,028,883)	(4,760,208)
Net annuity transactions	—	—	18,053	47,032	(2,526)	—	(177)	(245,452)	(163,050)	(468,087)
Net increase (decrease) in net assets resulting from unit transactions	(552,253)	(289,041)	(2,196,781)	(851,244)	(1,900,238)	(225,291)	(371,385)	(6,563,524)	(14,349,109)	(22,068,394)
Net increase (decrease) in net assets	(1,095,212)	(302,648)	(3,107,397)	(4,409,221)	(3,447,618)	(325,690)	(702,020)	(14,417,851)	(24,053,034)	(24,743,286)

Net assets:
Beginning of period	6,385,211	1,888,933	13,609,388	15,503,500	11,506,064	797,561	2,061,180	44,043,927	105,124,912	190,728,662
End of period	$5,289,999	$1,586,285	$10,501,991	$11,094,279	$8,058,446	$471,871	$1,359,160	$29,626,076	$81,071,878	$165,985,376

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund	American Funds Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$390,469	$(1,364,303)	$(1,101,429)	$(19,214)	$(258)	$(218,725)	$3,218	$194,172	$(274,189)	$(1,233,500)
Net realized gain (loss) on security transactions	4,371,639	1,382,141	1,506,785	(188,182)	21,846	—	26,243	183,915	7,658,222	24,943,500
Net realized gain distributions	706,590	14,063,685	4,144,785	817,726	6,101	—	61,688	251,917	13,848,941	26,732,138
Change in unrealized appreciation (depreciation) during the period	(22,656,495)	(26,856,129)	(14,071,125)	(1,373,423)	(43,974)	—	(209,564)	(2,987,340)	(40,415,748)	(86,430,660)
Net increase (decrease) in net assets resulting from operations	(17,187,797)	(12,774,606)	(9,520,984)	(763,093)	(16,285)	(218,725)	(118,415)	(2,357,336)	(19,182,774)	(35,988,522)

Unit transactions:
Purchases	357,789	216,970	248,092	26,398	—	485,748	7,708	172,664	836,576	3,176,403
Net transfers	6,095,832	184,277	203,494	(350,674)	(92,220)	66,872,929	(1,574)	4,291,918	(2,214,234)	9,569,945
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(13,086,548)	(11,623,883)	(8,395,856)	(1,324,251)	(11,620)	(58,308,232)	(66,353)	(9,729,864)	(22,665,060)	(68,137,882)
Other transactions	1,541	283	359	(29)	1	1,023	—	402	64	16,054
Death benefits	(1,991,546)	(1,824,760)	(1,137,458)	(158,876)	—	(6,610,293)	(91,095)	(1,828,557)	(4,308,714)	(18,402,595)
Net annuity transactions	21,660	(111,313)	7,751	(6,784)	—	(232,099)	—	(105,579)	354,788	(713,713)
Net increase (decrease) in net assets resulting from unit transactions	(8,601,272)	(13,158,426)	(9,073,618)	(1,814,216)	(103,839)	2,209,076	(151,314)	(7,199,016)	(27,996,580)	(74,491,788)
Net increase (decrease) in net assets	(25,789,069)	(25,933,032)	(18,594,602)	(2,577,309)	(120,124)	1,990,351	(269,729)	(9,556,352)	(47,179,354)	(110,480,310)

Net assets:
Beginning of period	113,514,536	110,933,838	69,706,636	10,680,721	280,816	112,207,073	1,030,394	76,527,683	200,823,377	646,846,987
End of period	$87,725,467	$85,000,806	$51,112,034	$8,103,412	$160,692	$114,197,424	$760,665	$66,971,331	$153,644,023	$536,366,677

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$245,996	$4,558,233	$(2,571,567)	$(20,140,092)	$(5,350,493)	$(259,707)	$(1,133,950)	$(2,450,321)	$(19,949)	$(132,801)
Net realized gain (loss) on security transactions	16,957,670	(4,382,356)	10,895,914	61,736,637	54,146,821	8,021,501	6,665,451	5,142,306	48,637	238,288
Net realized gain distributions	31,653,541	845,493	15,969,060	146,719,629	93,159,425	18,348,301	3,124,080	6,824,015	101,978	1,093,571
Change in unrealized appreciation (depreciation) during the period	(88,080,361)	(16,522,477)	(46,324,217)	(198,206,484)	(173,902,368)	(81,870,087)	(26,284,649)	(25,913,545)	(118,915)	(1,379,490)
Net increase (decrease) in net assets resulting from operations	(39,223,154)	(15,501,107)	(22,030,810)	(9,890,310)	(31,946,615)	(55,759,992)	(17,629,068)	(16,397,545)	11,751	(180,432)

Unit transactions:
Purchases	1,464,152	2,280,350	1,237,485	5,348,025	5,569,889	1,569,896	664,418	725,738	520	15,159
Net transfers	(5,391,369)	6,930,558	(1,709,748)	(42,048,609)	(28,191,433)	13,869,883	(841,302)	378,312	(114,040)	1,350,698
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(47,466,138)	(73,156,718)	(23,403,084)	(160,263,253)	(144,007,512)	(45,141,267)	(16,964,527)	(17,040,805)	(74,980)	(809,556)
Other transactions	8,455	6,680	2,344	15,349	23,399	3,088	3,599	3,966	(2)	(90)
Death benefits	(9,269,376)	(15,054,810)	(5,341,453)	(30,940,437)	(36,086,409)	(8,855,874)	(2,543,259)	(2,901,493)	(6,411)	(295,156)
Net annuity transactions	(348,467)	(433,153)	(370,751)	(1,604,315)	(2,662,422)	(89,628)	68,580	(149,619)	(12,796)	—
Net increase (decrease) in net assets resulting from unit transactions	(61,002,743)	(79,427,093)	(29,585,207)	(229,493,240)	(205,354,488)	(38,643,902)	(19,612,491)	(18,983,901)	(207,709)	261,055
Net increase (decrease) in net assets	(100,225,897)	(94,928,200)	(51,616,017)	(239,383,550)	(237,301,103)	(94,403,894)	(37,241,559)	(35,381,446)	(195,958)	80,623

Net assets:
Beginning of period	444,164,415	655,757,093	241,148,675	1,490,487,512	1,396,827,005	419,068,069	130,777,921	159,244,824	977,174	7,127,386
End of period	$343,938,518	$560,828,893	$189,532,658	$1,251,103,962	$1,159,525,902	$324,664,175	$93,536,362	$123,863,378	$781,216	$7,208,009

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(561,926)	$(476,313)	$(18,917)	$(34,221)	$39,411	$(1,835,444)	$16,937,433	$(1,142,256)	$48,214	$(2,438,658)
Net realized gain (loss) on security transactions	2,756,227	1,800,643	70,768	57,306	(4,053)	18,318,597	6,599,887	2,781,623	(6,773)	(2,285,313)
Net realized gain distributions	5,256,708	3,803,754	78,647	258,555	2,920	22,803,727	—	4,691,125	—	13,650,412
Change in unrealized appreciation (depreciation) during the period	(11,267,449)	(11,115,532)	(432,577)	(424,194)	(97,565)	(61,238,897)	(55,658,448)	(7,201,107)	(410,026)	(16,572,246)
Net increase (decrease) in net assets resulting from operations	(3,816,440)	(5,987,448)	(302,079)	(142,554)	(59,287)	(21,952,017)	(32,121,128)	(870,615)	(368,585)	(7,645,805)

Unit transactions:
Purchases	225,746	154,706	2,088	1,415	209	1,323,730	1,778,681	245,475	3,684	497,885
Net transfers	(891,151)	(635,935)	(97,048)	92,499	(7,176)	(7,729,625)	(5,727,773)	(2,562,973)	(187,994)	(1,318,367)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(6,753,073)	(5,907,950)	(295,472)	(283,155)	(216,010)	(45,426,477)	(69,013,989)	(6,994,377)	(533,535)	(15,039,215)
Other transactions	220	114	4	3	—	5,425	10,775	1,003	63	981
Death benefits	(853,985)	(726,323)	(29,598)	231	—	(7,746,768)	(15,334,296)	(1,261,353)	(105,727)	(2,369,093)
Net annuity transactions	(3,623)	13,007	—	—	(6,607)	47,676	(1,210,922)	(179,425)	(9,606)	(137,382)
Net increase (decrease) in net assets resulting from unit transactions	(8,275,866)	(7,102,381)	(420,026)	(189,007)	(229,584)	(59,526,039)	(89,497,524)	(10,751,650)	(833,115)	(18,365,191)
Net increase (decrease) in net assets	(12,092,306)	(13,089,829)	(722,105)	(331,561)	(288,871)	(81,478,056)	(121,618,652)	(11,622,265)	(1,201,700)	(26,010,996)

Net assets:
Beginning of period	61,032,652	45,581,416	2,017,527	2,518,380	1,766,495	399,111,952	606,827,557	60,185,340	4,998,111	137,382,495
End of period	$48,940,346	$32,491,587	$1,295,422	$2,186,819	$1,477,624	$317,633,896	$485,208,905	$48,563,075	$3,796,411	$111,371,499

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(468,460)	$2,655,474	$2,689,616	$(390,626)	$1,484,135	$385,192	$1,015,498	$(500,748)	$(615,200)	$33,308
Net realized gain (loss) on security transactions	(73,646)	(4,602,845)	14,042,930	1,813,065	1,534,128	6,037,279	286,306	(1,093,256)	(502,600)	831,131
Net realized gain distributions	8,044,785	—	16,514,618	—	—	14,213,557	2,297,258	4,697,640	—	689,037
Change in unrealized appreciation (depreciation) during the period	(14,653,390)	(7,684,245)	(78,379,798)	(9,752,685)	(32,810,324)	(47,623,801)	(26,700,820)	(3,264,948)	1,332,848	(2,601,955)
Net increase (decrease) in net assets resulting from operations	(7,150,711)	(9,631,616)	(45,132,634)	(8,330,246)	(29,792,061)	(26,987,773)	(23,101,758)	(161,312)	215,048	(1,048,479)

Unit transactions:
Purchases	177,879	736,735	1,449,241	247,987	483,691	415,987	722,323	116,122	190,394	52,213
Net transfers	201,876	2,141,375	(6,834,677)	(3,212,966)	11,196,404	(1,553,434)	(5,254,090)	6,571,692	112,533	1,934,395
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(7,270,064)	(33,329,644)	(55,493,616)	(5,392,271)	(20,240,823)	(20,634,578)	(22,295,254)	(2,978,553)	(8,071,694)	(2,135,051)
Other transactions	135	5,010	7,261	(676)	(236)	3,710	4,115	252	410	2
Death benefits	(1,452,990)	(6,836,066)	(10,476,917)	(842,243)	(3,194,402)	(3,711,843)	(4,135,996)	(400,625)	(1,297,194)	(2,351,120)
Net annuity transactions	(16,757)	(198,781)	(429,658)	(47,688)	(121,102)	(221,166)	(195,861)	(54,855)	595	26,419
Net increase (decrease) in net assets resulting from unit transactions	(8,359,921)	(37,481,371)	(71,778,366)	(9,247,857)	(11,876,468)	(25,701,324)	(31,154,763)	3,254,033	(9,064,956)	(2,473,142)
Net increase (decrease) in net assets	(15,510,632)	(47,112,987)	(116,911,000)	(17,578,103)	(41,668,529)	(52,689,097)	(54,256,521)	3,092,721	(8,849,908)	(3,521,621)

Net assets:
Beginning of period	58,630,176	277,263,838	498,668,499	54,805,799	187,462,676	189,772,954	210,755,251	22,759,157	47,195,841	17,409,773
End of period	$43,119,544	$230,150,851	$381,757,499	$37,227,696	$145,794,147	$137,083,857	$156,498,730	$25,851,878	$38,345,933	$13,888,152

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account

Operations:
Net investment income (loss)	$9,662,909	$(1,836,100)	$1,016,833	$(45,952)	$(537,285)	$(1,458,723)	$1,164,870	$129,254	$(44,791)	$(815,441)
Net realized gain (loss) on security transactions	(273,360)	13,068,659	8,453,491	414,397	2,484,771	8,859,126	(322,416)	1,374,622	69,691	217,299
Net realized gain distributions	1,349,350	32,281,325	26,761,536	405,825	6,095,957	12,805,322	—	—	446,715	—
Change in unrealized appreciation (depreciation) during the period	(19,999,403)	(66,179,329)	(50,596,498)	(921,839)	(9,231,767)	(18,351,932)	(2,038,617)	(7,451,313)	(982,051)	320,980
Net increase (decrease) in net assets resulting from operations	(9,260,504)	(22,665,445)	(14,364,638)	(147,569)	(1,188,324)	1,853,793	(1,196,163)	(5,947,437)	(510,436)	(277,162)

Unit transactions:
Purchases	1,417,199	1,253,264	938,322	23,756	211,264	426,833	184,480	173,879	17,294	1,175,407
Net transfers	13,208,134	(10,295,983)	(11,782,059)	(14,816)	(5,739,581)	(10,212,609)	1,075,381	3,109,244	(33,531)	23,981,604
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(57,545,412)	(48,023,897)	(36,841,839)	(936,524)	(9,118,621)	(13,223,248)	(4,435,343)	(4,127,053)	(706,241)	(22,350,090)
Other transactions	5,485	1,852	4,206	(2)	341	(444)	194	69	67	(1,662)
Death benefits	(8,691,373)	(7,621,045)	(5,720,383)	(58,960)	(1,243,535)	(2,639,006)	(747,271)	(573,413)	(36,988)	(4,033,059)
Net annuity transactions	340,271	151,865	159,204	—	39,440	82,094	7,161	(9,001)	(412)	26,479
Net increase (decrease) in net assets resulting from unit transactions	(51,265,696)	(64,533,944)	(53,242,549)	(986,546)	(15,850,692)	(25,566,380)	(3,915,398)	(1,426,275)	(759,811)	(1,201,321)
Net increase (decrease) in net assets	(60,526,200)	(87,199,389)	(67,607,187)	(1,134,115)	(17,039,016)	(23,712,587)	(5,111,561)	(7,373,712)	(1,270,247)	(1,478,483)

Net assets:
Beginning of period	415,178,451	360,299,836	282,222,360	5,185,145	70,287,111	105,474,239	27,273,539	32,179,511	5,336,612	135,483,984
End of period	$354,652,251	$273,100,447	$214,615,173	$4,051,030	$53,248,095	$81,761,652	$22,161,978	$24,805,799	$4,066,365	$134,005,501

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(132,677)	$(125,420)	$148	$135,423	$32,819	$42,687	$23,021	$780,419	$(6,729)	$(2,028,402)
Net realized gain (loss) on security transactions	303,922	360,847	150,679	(270,018)	554,136	73,873	404,754	358,604	249,163	11,906,475
Net realized gain distributions	595,355	444,921	—	—	1,191,384	1,370,952	1,137,377	644,878	451,815	8,526,515
Change in unrealized appreciation (depreciation) during the period	(1,082,540)	(1,584,557)	(192,131)	(40,948)	(3,108,735)	(2,282,907)	(2,315,527)	(3,450,690)	(1,232,871)	(15,264,105)
Net increase (decrease) in net assets resulting from operations	(315,940)	(904,209)	(41,304)	(175,543)	(1,330,396)	(795,395)	(750,375)	(1,666,789)	(538,622)	3,140,483

Unit transactions:
Purchases	30,527	16,651	39,080	24,234	23,268	42,568	12,304	70,493	24,012	499,370
Net transfers	491,297	673,487	(90,204)	(1,102,251)	(344,282)	(134,651)	(301,594)	307,431	(127,349)	(1,026,176)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,547,926)	(1,129,912)	(293,590)	(3,513,709)	(1,673,526)	(1,039,550)	(2,637,987)	(5,137,425)	(493,107)	(16,051,307)
Other transactions	355	(19)	(70)	7	(31)	315	84	124	3	1,022
Death benefits	(200,444)	(66,125)	(10,994)	(489,269)	(228,319)	(137,756)	(611,178)	(788,631)	(150,866)	(2,674,490)
Net annuity transactions	(168)	(436)	—	(295)	—	—	22,742	7,468	50,896	357
Net increase (decrease) in net assets resulting from unit transactions	(1,226,359)	(506,354)	(355,778)	(5,081,283)	(2,222,890)	(1,269,074)	(3,515,629)	(5,540,540)	(696,411)	(19,251,224)
Net increase (decrease) in net assets	(1,542,299)	(1,410,563)	(397,082)	(5,256,826)	(3,553,286)	(2,064,469)	(4,266,004)	(7,207,329)	(1,235,033)	(16,110,741)

Net assets:
Beginning of period	9,371,476	7,539,079	2,911,375	20,782,466	14,268,660	10,425,364	15,778,135	34,529,633	6,380,452	129,988,680
End of period	$7,829,177	$6,128,516	$2,514,293	$15,525,640	$10,715,374	$8,360,895	$11,512,131	$27,322,304	$5,145,419	$113,877,939

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)(3)

Operations:
Net investment income (loss)	$(150,528)	$(1,482,081)	$(923,223)	$(1,543,153)	$1,106,602	$(337,268)	$7,506,884	$(178,959)	$2,787,793	$1,725,468
Net realized gain (loss) on security transactions	711,652	7,281,462	1,841,747	5,126,875	9,654,522	11,337,498	(2,045,403)	813,842	(1,176,236)	257,035
Net realized gain distributions	733,138	5,076,598	7,699,626	10,460,157	15,843,307	15,102,354	—	2,051,238	—	2,000,661
Change in unrealized appreciation (depreciation) during the period	(3,129,037)	(18,102,915)	(8,878,098)	(15,538,335)	(52,568,966)	(50,860,529)	(18,755,617)	(3,555,672)	(5,225,237)	(4,733,971)
Net increase (decrease) in net assets resulting from operations	(1,834,775)	(7,226,936)	(259,948)	(1,494,456)	(25,964,535)	(24,757,945)	(13,294,136)	(869,551)	(3,613,680)	(750,807)

Unit transactions:
Purchases	37,749	582,974	297,882	255,721	1,431,489	975,853	1,473,468	100,324	416,233	877,561
Net transfers	39,847	(4,684,475)	4,142,799	(1,800,319)	(1,060,081)	(1,810,230)	(5,788,239)	(1,049,565)	165,238	(7,475,993)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	214,908,886
Surrenders for benefit payments and fees	(1,511,017)	(13,867,125)	(5,397,358)	(9,676,274)	(42,749,829)	(28,322,765)	(61,436,907)	(1,930,026)	(10,676,052)	(16,087,503)
Other transactions	322	2,113	(567)	2,494	901	3,608	1,075	(506)	1,309	(44)
Death benefits	(390,325)	(2,583,442)	(1,046,202)	(1,475,309)	(8,839,974)	(5,837,017)	(10,909,487)	(317,246)	(2,162,673)	(2,437,352)
Net annuity transactions	(109,594)	(91,292)	(101,752)	(184,013)	(853,523)	11,880	196,417	(1,830)	(81,346)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,933,018)	(20,641,247)	(2,105,198)	(12,877,700)	(52,071,017)	(34,978,671)	(76,463,673)	(3,198,849)	(12,337,291)	189,785,555
Net increase (decrease) in net assets	(3,767,793)	(27,868,183)	(2,365,146)	(14,372,156)	(78,035,552)	(59,736,616)	(89,757,809)	(4,068,400)	(15,950,971)	189,034,748

Net assets:
Beginning of period	17,955,365	125,968,764	45,491,916	81,873,280	392,914,262	248,060,668	502,285,810	19,827,240	82,430,207	—
End of period	$14,187,572	$98,100,581	$43,126,770	$67,501,124	$314,878,710	$188,324,052	$412,528,001	$15,758,840	$66,479,236	$189,034,748

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund
	Sub-Account	Sub-Account (4)	Sub-Account (5)(6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(10,480)	$(1,685)	$50,124	$(17,040)	$54,387	$3,725	$(37,944)	$(146,985)	$(111,680)	$(53,363)
Net realized gain (loss) on security transactions	(6,000)	62,150	143,665	37,197	306,680	1,655	79,212	867,931	386,395	359,355
Net realized gain distributions	147,527	—	1,254,346	96,343	472,640	—	431,098	2,251,505	1,176,725	1,658,307
Change in unrealized appreciation (depreciation) during the period	(441,755)	(59,427)	(2,969,966)	(121,370)	(1,330,064)	(22,148)	(346,694)	(1,843,805)	(2,493,232)	(1,756,707)
Net increase (decrease) in net assets resulting from operations	(310,708)	1,038	(1,521,831)	(4,870)	(496,357)	(16,768)	125,672	1,128,646	(1,041,792)	207,592

Unit transactions:
Purchases	1,200	—	344,800	—	7,020	—	5,175	50,488	18,589	4,150
Net transfers	(53,611)	(175,193)	842,916	243,031	77,817	10,361	(122,278)	(1,325,265)	(378,503)	(381,245)
Net interfund transfers due to corporate actions	—	—	30,469,529	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(842,288)	(4,084)	(2,898,948)	(89,081)	(693,062)	(45,594)	(201,586)	(1,138,146)	(1,489,375)	(688,478)
Other transactions	—	2	(147)	—	(1)	—	—	(1)	(64)	(398)
Death benefits	(32,757)	—	(105,407)	—	(145,968)	—	(14,304)	(359,918)	(224,900)	(100,997)
Net annuity transactions	—	—	64,660	(9,846)	(892)	—	—	2,905	2,822	—
Net increase (decrease) in net assets resulting from unit transactions	(927,456)	(179,275)	28,717,403	144,104	(755,086)	(35,233)	(332,993)	(2,769,937)	(2,071,431)	(1,166,968)
Net increase (decrease) in net assets	(1,238,164)	(178,237)	27,195,572	139,234	(1,251,443)	(52,001)	(207,321)	(1,641,291)	(3,113,223)	(959,376)

Net assets:
Beginning of period	4,288,316	178,237	—	713,429	7,235,392	650,807	2,120,267	10,679,916	9,762,560	6,134,935
End of period	$3,050,152	$—	$27,195,572	$852,663	$5,983,949	$598,806	$1,912,946	$9,038,625	$6,649,337	$5,175,559

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)

Operations:
Net investment income (loss)	$(33,287)	$(103,048)	$(31,401)	$(205,134)	$930,996	$2,935	$(63,384)	$1,761	$(2,806)	$807
Net realized gain (loss) on security transactions	62,585	855,160	64,925	715,557	(638,718)	68,786	494,337	12,561	44,532	41,611
Net realized gain distributions	152,917	743,282	398,313	1,709,521	—	183,468	435,928	—	—	34,741
Change in unrealized appreciation (depreciation) during the period	(283,003)	(2,860,899)	(779,202)	(3,465,063)	(1,022,334)	(449,756)	(662,937)	(128,052)	(292,589)	(88,493)
Net increase (decrease) in net assets resulting from operations	(100,788)	(1,365,505)	(347,365)	(1,245,119)	(730,056)	(194,567)	203,944	(113,730)	(250,863)	(11,334)

Unit transactions:
Purchases	11,692	39,959	11,213	46,025	102,612	5,408	98,490	—	612	1,068
Net transfers	(64,509)	(705,248)	(177,583)	(314,091)	409,355	(35,738)	(525,675)	29,441	57,564	(123,418)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(220,781)	(1,315,924)	(629,607)	(1,778,622)	(4,812,393)	(192,254)	(564,773)	(116,002)	(256,857)	(21,871)
Other transactions	(1)	(118)	(64)	(58)	(5)	—	21	—	18	(1)
Death benefits	(163,267)	(517,796)	(134,463)	(245,168)	(751,209)	(193,047)	(166,535)	—	(5,079)	(34,541)
Net annuity transactions	—	—	—	15,842	27,318	—	—	—	(12,680)	—
Net increase (decrease) in net assets resulting from unit transactions	(436,866)	(2,499,127)	(930,504)	(2,276,072)	(5,024,322)	(415,631)	(1,158,472)	(86,561)	(216,422)	(178,763)
Net increase (decrease) in net assets	(537,654)	(3,864,632)	(1,277,869)	(3,521,191)	(5,754,378)	(610,198)	(954,528)	(200,291)	(467,285)	(190,097)

Net assets:
Beginning of period	2,143,118	11,748,456	4,721,825	13,657,970	35,835,823	2,626,171	7,472,966	651,030	1,424,922	405,202
End of period	$1,605,464	$7,883,824	$3,443,956	$10,136,779	$30,081,445	$2,015,973	$6,518,438	$450,739	$957,637	$215,105

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Putnam VT Small Cap Value Fund	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS® Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Portfolio	Prudential Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(12,268)	$56	$18,853	$30,886	$885	$(12,433)	$(6,891)	$145,182	$(4,855)	$(887,140)
Net realized gain (loss) on security transactions	(59,308)	100,436	(8,070)	(64,555)	2,267	29,119	17,589	735,526	59,047	3,368,051
Net realized gain distributions	323,250	80,805	—	723,431	33,043	—	—	2,392,496	136,232	2,804,166
Change in unrealized appreciation (depreciation) during the period	(448,443)	(313,193)	(74,226)	(1,228,850)	(65,603)	(59,733)	(54,337)	(6,790,399)	(371,764)	(7,019,988)
Net increase (decrease) in net assets resulting from operations	(196,769)	(131,896)	(63,443)	(539,088)	(29,408)	(43,047)	(43,639)	(3,517,195)	(181,340)	(1,734,911)

Unit transactions:
Purchases	350	11,031	525	2,864	232	—	—	106,538	2,663	122,606
Net transfers	(52,601)	(58,696)	(8,667)	247,999	(8,413)	(96)	—	(653,066)	(15,196)	999,043
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(210,046)	(194,021)	(294,878)	(527,533)	(36,119)	(37,798)	(30,776)	(2,381,395)	(166,735)	(6,436,042)
Other transactions	27	—	—	(3)	—	1	(1)	(132)	(23)	(560)
Death benefits	(12,784)	(10,378)	(8,389)	(87,247)	(8,329)	—	—	(1,048,173)	(42,109)	(671,542)
Net annuity transactions	(524)	—	—	—	—	—	—	42,483	9,128	(142,769)
Net increase (decrease) in net assets resulting from unit transactions	(275,578)	(252,064)	(311,409)	(363,920)	(52,629)	(37,893)	(30,777)	(3,933,745)	(212,272)	(6,129,264)
Net increase (decrease) in net assets	(472,347)	(383,960)	(374,852)	(903,008)	(82,037)	(80,940)	(74,416)	(7,450,940)	(393,612)	(7,864,175)

Net assets:
Beginning of period	1,228,881	1,762,744	1,242,297	5,309,552	475,756	648,894	412,283	28,015,053	1,525,950	45,202,691
End of period	$756,534	$1,378,784	$867,445	$4,406,544	$393,719	$567,954	$337,867	$20,564,113	$1,132,338	$37,338,516

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(144,919)	$(3,484)	$52,642	$(23,073)	$(13,876)	$(1,608)	$545,753	$2,914,923	$(177,937)	$(363,206)
Net realized gain (loss) on security transactions	167,054	18,137	(4,852)	62,475	38,778	11,206	1,818,500	(36,395,342)	326,578	642,830
Net realized gain distributions	844,055	21,764	129,386	115,328	75,637	7,383	2,667,684	—	1,733,933	1,765,747
Change in unrealized appreciation (depreciation) during the period	(1,423,365)	(49,739)	(283,656)	(156,008)	(144,846)	(22,535)	(4,957,635)	28,454,509	(2,707,401)	(2,178,322)
Net increase (decrease) in net assets resulting from operations	(557,175)	(13,322)	(106,480)	(1,278)	(44,307)	(5,554)	74,302	(5,025,910)	(824,827)	(132,951)

Unit transactions:
Purchases	71,357	—	650	390	—	—	5,456	177,135	66,935	39,428
Net transfers	1,017,946	(94)	28,444	94,062	(17,265)	(2,225)	58,536	925,930	525,959	(610,031)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	(30,469,529)	(214,908,886)	—	—
Surrenders for benefit payments and fees	(1,231,418)	(61,580)	(22,316)	(206,504)	(102,266)	(39,693)	(1,023,955)	(8,963,722)	(2,183,016)	(3,068,169)
Other transactions	(133)	(1)	—	1	(1)	(1)	1	(128)	106	(90)
Death benefits	(254,808)	—	—	(924)	(12,949)	(13,864)	(115,165)	(1,110,794)	(371,057)	(335,681)
Net annuity transactions	(14,203)	(7,632)	(599)	208	4,005	3,603	(132,881)	—	(149,299)	(89,755)
Net increase (decrease) in net assets resulting from unit transactions	(411,259)	(69,307)	6,179	(112,767)	(128,476)	(52,180)	(31,677,537)	(223,880,465)	(2,110,372)	(4,064,298)
Net increase (decrease) in net assets	(968,434)	(82,629)	(100,301)	(114,045)	(172,783)	(57,734)	(31,603,235)	(228,906,375)	(2,935,199)	(4,197,249)

Net assets:
Beginning of period	7,784,288	343,670	562,928	1,147,166	704,194	121,892	31,603,235	228,906,375	17,755,749	30,561,756
End of period	$6,815,854	$261,041	$462,627	$1,033,121	$531,411	$64,158	$—	$—	$14,820,550	$26,364,507

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2018

MFS® Research International Portfolio
Sub-Account

Operations:
Net investment income (loss)	$(69,511)
Net realized gain (loss) on security transactions	322,013
Net realized gain distributions	382,871
Change in unrealized appreciation (depreciation) during the period	(3,096,169)
Net increase (decrease) in net assets resulting from operations	(2,460,796)

Unit transactions:
Purchases	167,613
Net transfers	677,024
Net interfund transfers due to corporate actions	—
Surrenders for benefit payments and fees	(2,120,587)
Other transactions	853
Death benefits	(249,172)
Net annuity transactions	23,858
Net increase (decrease) in net assets resulting from unit transactions	(1,500,411)
Net increase (decrease) in net assets	(3,961,207)

Net assets:
Beginning of period	17,198,828
End of period	$13,237,621

The accompanying notes are an integral part of these financial statements.

(1) Formerly Hartford Small/Mid Cap Equity HLS Fund. Change effective November 1, 2018.
(2) Funded as of April 20, 2018.
(3) Merged with HIMCO VIT Portfolio Diversifier Fund. Change effective April 20, 2018.
(4) Liquidated as of May 12, 2018.
(5) Funded as of April 20, 2018.
(6) Merged with HIMCO VIT Index Fund. Change effective April 20, 2018.
(7) Formerly Putnam VT Investors Fund. Change effective June 30, 2018.
(8) Merged with BlackRock S&P 500 Index V.I. Fund. Change effective April 20, 2018.
(9) Merged with BlackRock Managed Volatility V.I. Fund. Change effective April 20, 2018.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$39,638	$(8,057)	$41,012	$43,656	$(133,537)	$(4,583)	$(14,998)	$(675,891)	$(848,820)	$301,650
Net realized gain (loss) on security transactions	535,783	133,585	75,249	447,720	344,014	54,523	85,791	(1,387,912)	3,199,976	(2,084,838)
Net realized gain distributions	—	264,119	117,515	—	588,801	—	—	—	5,470,341	—
Change in unrealized appreciation (depreciation) during the period	(77,817)	106,338	1,679,583	2,794,721	422,468	39,711	470,667	8,144,501	3,592,411	1,969,735
Net increase (decrease) in net assets resulting from operations	497,604	495,985	1,913,359	3,286,097	1,221,746	89,651	541,460	6,080,698	11,413,908	186,547

Unit transactions:
Purchases	37,440	1,836	8,869	82,306	132,758	1,113	2,575	322,618	390,069	1,388,153
Net transfers	(396,216)	(352,006)	(250,014)	(727,903)	(464,387)	(52,857)	170,788	(767,245)	144,599	11,087,025
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(701,251)	(244,355)	(3,413,568)	(2,123,878)	(1,502,042)	(165,889)	(351,026)	(4,684,948)	(13,843,316)	(30,837,282)
Other transactions	1	1	(1)	(83)	(138)	(1)	4	1,344	702	7,314
Death benefits	(52,960)	(42,162)	(146,536)	(275,441)	(180,794)	—	(34,326)	(972,338)	(2,130,771)	(6,184,821)
Net annuity transactions	—	—	—	(4,692)	(2,412)	—	(332)	(43,131)	(27,515)	91,986
Net increase (decrease) in net assets resulting from unit transactions	(1,112,986)	(636,686)	(3,801,250)	(3,049,691)	(2,017,015)	(217,634)	(212,317)	(6,143,700)	(15,466,232)	(24,447,625)
Net increase (decrease) in net assets	(615,382)	(140,701)	(1,887,891)	236,406	(795,269)	(127,983)	329,143	(63,002)	(4,052,324)	(24,261,078)

Net assets:
Beginning of period	7,000,593	2,029,634	15,497,279	15,267,094	12,301,333	925,544	1,732,037	44,106,929	109,177,236	214,989,740
End of period	$6,385,211	$1,888,933	$13,609,388	$15,503,500	$11,506,064	$797,561	$2,061,180	$44,043,927	$105,124,912	$190,728,662

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund	American Funds Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(254,217)	$(1,493,073)	$(1,200,325)	$252,279	$(1,256)	$(1,386,764)	$5,211	$(987,330)	$1,125,126	$(1,599,656)
Net realized gain (loss) on security transactions	5,758,866	2,106,792	932,707	(57,878)	17,380	—	34,127	223,468	7,941,098	28,593,665
Net realized gain distributions	—	2,247,434	3,082,649	594,264	9,713	—	21,843	429,506	2,975,385	28,177,891
Change in unrealized appreciation (depreciation) during the period	16,452,915	10,787,743	5,190,639	85,868	(8,039)	—	42,160	3,877,889	25,037,820	27,592,048
Net increase (decrease) in net assets resulting from operations	21,957,564	13,648,896	8,005,670	874,533	17,798	(1,386,764)	103,341	3,543,533	37,079,429	82,763,948

Unit transactions:
Purchases	537,107	509,586	500,421	25,992	—	652,468	5,128	303,277	1,024,801	4,807,764
Net transfers	(4,911,141)	(1,844,479)	(2,139,788)	(232,906)	6,110	54,227,871	71,597	11,962,889	23,201,892	31,785,104
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(15,023,392)	(13,622,396)	(8,584,304)	(1,619,822)	(45,344)	(65,067,467)	(116,104)	(9,677,197)	(21,739,728)	(70,336,817)
Other transactions	6,741	7,302	5,621	(4)	(1)	9,885	—	4,459	1,324	28,123
Death benefits	(2,066,095)	(2,352,997)	(1,454,112)	(160,885)	—	(8,253,264)	(66,814)	(1,945,984)	(3,313,495)	(16,730,112)
Net annuity transactions	28,492	(162,703)	10,978	25,233	—	(84,120)	—	72,010	68,891	(1,312,392)
Net increase (decrease) in net assets resulting from unit transactions	(21,428,288)	(17,465,687)	(11,661,184)	(1,962,392)	(39,235)	(18,514,627)	(106,193)	719,454	(756,315)	(51,758,330)
Net increase (decrease) in net assets	529,276	(3,816,791)	(3,655,514)	(1,087,859)	(21,437)	(19,901,391)	(2,852)	4,262,987	36,323,114	31,005,618

Net assets:
Beginning of period	112,985,260	114,750,629	73,362,150	11,768,580	302,253	132,108,464	1,033,246	72,264,696	164,500,263	615,841,369
End of period	$113,514,536	$110,933,838	$69,706,636	$10,680,721	$280,816	$112,207,073	$1,030,394	$76,527,683	$200,823,377	$646,846,987

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$943,656	$2,885,304	$(2,332,738)	$(16,675,348)	$(4,144,840)	$(708,084)	$(919,897)	$(1,733,365)	$(17,838)	$(102,903)
Net realized gain (loss) on security transactions	20,768,071	(67,564)	9,796,382	52,462,552	44,712,150	8,335,629	4,938,751	3,819,359	7,401	285,944
Net realized gain distributions	15,285,238	8,239,681	6,433,651	122,955,958	81,584,495	3,594,134	—	—	27,082	415,730
Change in unrealized appreciation (depreciation) during the period	22,036,956	577,651	40,792,772	140,776,456	115,972,000	70,346,957	22,436,959	26,062,704	214,390	1,039,547
Net increase (decrease) in net assets resulting from operations	59,033,921	11,635,072	54,690,067	299,519,618	238,123,805	81,568,636	26,455,813	28,148,698	231,035	1,638,318

Unit transactions:
Purchases	2,010,723	2,605,876	703,912	6,223,780	6,699,655	1,825,007	341,305	1,031,903	1,040	59,573
Net transfers	21,420,384	144,828,295	16,289,627	145,864,716	79,726,549	94,974,682	17,084,033	24,884,793	136,108	1,438,900
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(52,043,438)	(71,637,880)	(24,603,674)	(150,306,132)	(141,954,497)	(35,764,610)	(12,121,396)	(15,653,559)	(65,503)	(790,173)
Other transactions	17,471	22,913	5,445	31,433	48,260	8,015	1,511	1,725	(24)	(8)
Death benefits	(10,439,236)	(13,530,400)	(4,731,826)	(27,747,676)	(34,351,316)	(7,563,973)	(1,928,720)	(2,473,341)	(2,275)	(26,722)
Net annuity transactions	(125,720)	(86,915)	(286,995)	(533,643)	(882,291)	12,520	5,332	21,757	(2,445)	—
Net increase (decrease) in net assets resulting from unit transactions	(39,159,816)	62,201,889	(12,623,511)	(26,467,522)	(90,713,640)	53,491,641	3,382,065	7,813,278	66,901	681,570
Net increase (decrease) in net assets	19,874,105	73,836,961	42,066,556	273,052,096	147,410,165	135,060,277	29,837,878	35,961,976	297,936	2,319,888

Net assets:
Beginning of period	424,290,310	581,920,132	199,082,119	1,217,435,416	1,249,416,840	284,007,792	100,940,043	123,282,848	679,238	4,807,498
End of period	$444,164,415	$655,757,093	$241,148,675	$1,490,487,512	$1,396,827,005	$419,068,069	$130,777,921	$159,244,824	$977,174	$7,127,386

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(414,158)	$(487,739)	$(15,409)	$(27,585)	$37,165	$(947,317)	$14,908,011	$(779,158)	$81,114	$(2,551,777)
Net realized gain (loss) on security transactions	3,695,575	2,159,400	121,806	78,031	1,320	17,365,294	8,104,932	1,695,828	(22,960)	(4,154,194)
Net realized gain distributions	3,402,702	2,168,135	552,205	172,256	8,968	14,433,267	—	4,757,818	—	13,611,136
Change in unrealized appreciation (depreciation) during the period	4,611,754	3,967,634	(307,496)	291,109	52,430	36,405,800	24,807,253	7,867,343	376,266	17,538,818
Net increase (decrease) in net assets resulting from operations	11,295,873	7,807,430	351,106	513,811	99,883	67,257,044	47,820,196	13,541,831	434,420	24,443,983

Unit transactions:
Purchases	403,289	419,468	12,494	34,255	198	2,159,603	2,657,563	410,187	3,320	1,015,635
Net transfers	(2,157,977)	(641,883)	(275,801)	(296,705)	384,311	(10,791,241)	(14,233,658)	913,529	(73,929)	(3,415,085)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(9,385,096)	(7,327,448)	(342,462)	(364,514)	(142,356)	(52,294,565)	(82,968,027)	(8,405,351)	(597,670)	(17,579,661)
Other transactions	(187)	(207)	—	1	(1)	8,983	26,287	12,552	1	1,138
Death benefits	(687,791)	(755,122)	(15,904)	(718)	(23,154)	(7,482,059)	(15,057,304)	(1,393,450)	(48,502)	(3,261,251)
Net annuity transactions	(18,219)	(5,073)	—	—	25,323	547,598	(739,175)	55,780	(10,319)	(175,061)
Net increase (decrease) in net assets resulting from unit transactions	(11,845,981)	(8,310,265)	(621,673)	(627,681)	244,321	(67,851,681)	(110,314,314)	(8,406,753)	(727,099)	(23,414,285)
Net increase (decrease) in net assets	(550,108)	(502,835)	(270,567)	(113,870)	344,204	(594,637)	(62,494,118)	5,135,078	(292,679)	1,029,698

Net assets:
Beginning of period	61,582,760	46,084,251	2,288,094	2,632,250	1,422,291	399,706,589	669,321,675	55,050,262	5,290,790	136,352,797
End of period	$61,032,652	$45,581,416	$2,017,527	$2,518,380	$1,766,495	$399,111,952	$606,827,557	$60,185,340	$4,998,111	$137,382,495

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(752,985)	$3,537,115	$2,410,535	$(390,628)	$1,355,323	$(248,911)	$(13,177)	$(416,811)	$(729,421)	$121,248
Net realized gain (loss) on security transactions	992,606	(3,789,403)	18,550,920	858,393	2,015,154	7,746,755	1,568,937	(1,883,356)	(503,839)	845,757
Net realized gain distributions	4,174,319	—	20,783,619	—	—	—	12,236,380	53,574	159,965	—
Change in unrealized appreciation (depreciation) during the period	339,020	8,677,522	(8,478,951)	15,768,228	22,708,642	22,119,417	731,895	7,374,795	1,365,469	1,197,052
Net increase (decrease) in net assets resulting from operations	4,752,960	8,425,234	33,266,123	16,235,993	26,079,119	29,617,261	14,524,035	5,128,202	292,174	2,164,057

Unit transactions:
Purchases	449,709	1,843,796	3,004,662	388,108	823,802	921,963	888,247	158,751	229,997	16,523
Net transfers	(4,395,161)	6,927,754	(7,323,712)	1,108,562	(3,195,562)	(6,274,173)	(1,802,737)	(1,310,919)	1,746,230	2,861,056
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(7,195,744)	(39,979,083)	(65,930,982)	(6,974,139)	(23,289,540)	(26,039,970)	(27,111,042)	(3,190,783)	(7,898,036)	(2,447,561)
Other transactions	4,781	11,517	19,061	5,612	7,620	7,357	653	9	117	1
Death benefits	(1,238,906)	(7,368,822)	(10,555,520)	(751,002)	(3,645,550)	(4,134,387)	(3,633,065)	(453,011)	(1,076,448)	(96,490)
Net annuity transactions	(22,994)	(246,255)	(163,292)	(42,799)	(133,686)	136,252	179,165	24,421	5,333	—
Net increase (decrease) in net assets resulting from unit transactions	(12,398,315)	(38,811,093)	(80,949,783)	(6,265,658)	(29,432,916)	(35,382,958)	(31,478,779)	(4,771,532)	(6,992,807)	333,529
Net increase (decrease) in net assets	(7,645,355)	(30,385,859)	(47,683,660)	9,970,335	(3,353,797)	(5,765,697)	(16,954,744)	356,670	(6,700,633)	2,497,586

Net assets:
Beginning of period	66,275,531	307,649,697	546,352,159	44,835,464	190,816,473	195,538,651	227,709,995	22,402,487	53,896,474	14,912,187
End of period	$58,630,176	$277,263,838	$498,668,499	$54,805,799	$187,462,676	$189,772,954	$210,755,251	$22,759,157	$47,195,841	$17,409,773

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford Ultrashort Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,468,424	$(1,315,587)	$516,891	$(38,286)	$(435,440)	$(1,566,890)	$1,338,486	$(13,620)	$(39,879)	$(1,450,152)
Net realized gain (loss) on security transactions	2,171,621	11,995,673	8,537,702	117,173	1,750,258	4,803,987	16,000	1,600,466	3,213	261,014
Net realized gain distributions	—	18,901,440	19,262,825	201,678	7,460,577	1,347,957	—	—	157,419	—
Change in unrealized appreciation (depreciation) during the period	7,006,159	38,437,067	15,388,007	873,808	4,036,696	22,612,294	362,317	5,197,229	494,934	82,731
Net increase (decrease) in net assets resulting from operations	15,646,204	68,018,593	43,705,425	1,154,373	12,812,091	27,197,348	1,716,803	6,784,075	615,687	(1,106,407)

Unit transactions:
Purchases	1,561,439	1,654,278	1,166,660	14,978	379,488	538,511	130,184	250,264	28,594	1,073,219
Net transfers	34,680,353	(19,384,578)	(13,257,790)	613,565	(2,020,169)	(9,061,998)	317,962	(1,162,599)	122,974	2,669,642
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(57,782,097)	(49,060,510)	(35,878,454)	(433,219)	(9,605,103)	(15,080,799)	(4,449,243)	(4,433,543)	(679,584)	(26,457,252)
Other transactions	(207)	(268)	(266)	(1)	(172)	148	20	61	—	2,241
Death benefits	(7,826,844)	(5,971,056)	(5,139,633)	(21,276)	(1,166,956)	(1,772,296)	(444,788)	(396,741)	(40,216)	(5,298,478)
Net annuity transactions	(5,514)	(39,771)	(79,020)	—	(5,623)	(558)	—	(30,282)	(407)	(260,944)
Net increase (decrease) in net assets resulting from unit transactions	(29,372,870)	(72,801,905)	(53,188,503)	174,047	(12,418,535)	(25,376,992)	(4,445,865)	(5,772,840)	(568,639)	(28,271,572)
Net increase (decrease) in net assets	(13,726,666)	(4,783,312)	(9,483,078)	1,328,420	393,556	1,820,356	(2,729,062)	1,011,235	47,048	(29,377,979)

Net assets:
Beginning of period	428,905,117	365,083,148	291,705,438	3,856,725	69,893,555	103,653,883	30,002,601	31,168,276	5,289,564	164,861,963
End of period	$415,178,451	$360,299,836	$282,222,360	$5,185,145	$70,287,111	$105,474,239	$27,273,539	$32,179,511	$5,336,612	$135,483,984

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(136,491)	$(119,792)	$6,562	$135,427	$55,544	$1,920	$17,817	$885,539	$(12,127)	$(1,997,194)
Net realized gain (loss) on security transactions	(147,832)	202,815	162,166	(94,388)	678,879	114,954	204,217	577,845	534,830	8,295,365
Net realized gain distributions	—	—	—	—	1,035,572	803,757	868,486	334,631	609,857	5,039,071
Change in unrealized appreciation (depreciation) during the period	2,326,806	1,102,408	309,413	(78,392)	136,228	258,916	1,379,404	812,862	(425,485)	21,798,593
Net increase (decrease) in net assets resulting from operations	2,042,483	1,185,431	478,141	(37,353)	1,906,223	1,179,547	2,469,924	2,610,877	707,075	33,135,835

Unit transactions:
Purchases	41,304	74,733	86,989	222,613	20,109	15,998	31,632	157,001	21,505	717,885
Net transfers	(767,945)	1,047,827	153,906	1,325,049	(691,779)	(403,477)	304,890	2,353,465	(169,945)	(9,400,005)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,098,955)	(923,739)	(557,118)	(3,882,034)	(1,903,430)	(1,534,043)	(1,846,710)	(5,824,787)	(844,089)	(15,281,613)
Other transactions	2	(160)	7	(7)	81	(11)	—	(35)	—	6,368
Death benefits	(150,403)	(32,586)	(200)	(449,074)	(154,228)	(93,132)	(208,475)	(831,203)	(417,186)	(1,937,990)
Net annuity transactions	—	(401)	—	(316)	—	—	—	(27,223)	—	(30,639)
Net increase (decrease) in net assets resulting from unit transactions	(1,975,997)	165,674	(316,416)	(2,783,769)	(2,729,247)	(2,014,665)	(1,718,663)	(4,172,782)	(1,409,715)	(25,925,994)
Net increase (decrease) in net assets	66,486	1,351,105	161,725	(2,821,122)	(823,024)	(835,118)	751,261	(1,561,905)	(702,640)	7,209,841

Net assets:
Beginning of period	9,304,990	6,187,974	2,749,650	23,603,588	15,091,684	11,260,482	15,026,874	36,091,538	7,083,092	122,778,839
End of period	$9,371,476	$7,539,079	$2,911,375	$20,782,466	$14,268,660	$10,425,364	$15,778,135	$34,529,633	$6,380,452	$129,988,680

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(178,075)	$(1,476,664)	$(787,496)	$(1,505,044)	$1,854,979	$607,896	$8,828,923	$(57,615)	$3,908,975	$7,340
Net realized gain (loss) on security transactions	922,416	6,260,666	1,253,314	2,219,733	11,060,321	13,156,093	1,755,601	775,076	(372,880)	(23,777)
Net realized gain distributions	658,954	4,787,045	2,565,953	1,475,715	10,696,766	9,714,651	—	1,377,362	—	49,740
Change in unrealized appreciation (depreciation) during the period	2,075,381	14,250,176	6,593,168	15,145,063	15,104,716	12,779,850	3,609,268	1,850,782	548,855	473,449
Net increase (decrease) in net assets resulting from operations	3,478,676	23,821,223	9,624,939	17,335,467	38,716,782	36,258,490	14,193,792	3,945,605	4,084,950	506,752

Unit transactions:
Purchases	28,001	1,219,263	188,719	428,521	2,448,763	1,452,448	1,584,400	114,576	576,199	1,200
Net transfers	(141,337)	(4,229,214)	172,827	(3,497,589)	5,358,377	(5,056,594)	41,428,575	(797,181)	1,950,154	107,266
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,682,741)	(15,156,229)	(5,939,942)	(9,637,729)	(46,688,146)	(31,381,266)	(65,662,788)	(2,794,914)	(12,729,665)	(652,577)
Other transactions	(33)	3,574	7,414	3,501	5,763	2,388	5,070	201	7,109	2
Death benefits	(87,352)	(3,391,095)	(713,381)	(1,437,200)	(8,702,831)	(4,964,631)	(9,828,397)	(228,844)	(2,061,307)	(48,857)
Net annuity transactions	73,476	(82,328)	(114,129)	(53,624)	(345,094)	23,854	350,532	(19,070)	(34,286)	—
Net increase (decrease) in net assets resulting from unit transactions	(2,809,986)	(21,636,029)	(6,398,492)	(14,194,120)	(47,923,168)	(39,923,801)	(32,122,608)	(3,725,232)	(12,291,796)	(592,966)
Net increase (decrease) in net assets	668,690	2,185,194	3,226,447	3,141,347	(9,206,386)	(3,665,311)	(17,928,816)	220,373	(8,206,846)	(86,214)

Net assets:
Beginning of period	17,286,675	123,783,570	42,265,469	78,731,933	402,120,648	251,725,979	520,214,626	19,606,867	90,637,053	4,374,530
End of period	$17,955,365	$125,968,764	$45,491,916	$81,873,280	$392,914,262	$248,060,668	$502,285,810	$19,827,240	$82,430,207	$4,288,316

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Oppenheimer Capital Appreciation Fund/VA
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(497)	$(11,877)	$44,615	$7,042	$(35,029)	$(143,687)	$(85,312)	$(59,445)	$(33,323)
Net realized gain (loss) on security transactions	11,131	22,571	381,900	9,707	35,774	201,496	294,818	288,089	15,888
Net realized gain distributions	26,152	114,344	378,144	—	175,986	—	115,264	666,582	182,214
Change in unrealized appreciation (depreciation) during the period	2,278	28,544	272,536	9,274	505,134	3,219,436	430,448	915,692	266,380
Net increase (decrease) in net assets resulting from operations	39,064	153,582	1,077,195	26,023	681,865	3,277,245	755,218	1,810,918	431,159

Unit transactions:
Purchases	—	—	26,516	—	6,895	43,418	35,504	2,512	12,475
Net transfers	(43,986)	33,528	(497,190)	39,162	(81,343)	(306,969)	624,139	(1,312,210)	130,985
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(9,294)	(52,377)	(1,204,437)	(41,703)	(236,765)	(1,305,132)	(1,273,804)	(1,103,539)	(225,349)
Other transactions	—	—	(1)	1	57	5	2	1	4
Death benefits	175	175	(3,589)	—	(30,685)	(109,968)	(73,648)	98	(1,765)
Net annuity transactions	—	(8,710)	(835)	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(53,105)	(27,384)	(1,679,536)	(2,540)	(341,841)	(1,678,646)	(687,807)	(2,413,138)	(83,650)
Net increase (decrease) in net assets	(14,041)	126,198	(602,341)	23,483	340,024	1,598,599	67,411	(602,220)	347,509

Net assets:
Beginning of period	192,278	587,231	7,837,733	627,324	1,780,243	9,081,317	9,695,149	6,737,155	1,795,609
End of period	$178,237	$713,429	$7,235,392	$650,807	$2,120,267	$10,679,916	$9,762,560	$6,134,935	$2,143,118

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(109,676)	$(17,044)	$(140,089)	$1,507,517	$(4,475)	$(60,353)	$(917)	$6,845	$545
Net realized gain (loss) on security transactions	720,072	88,561	1,014,352	(750,607)	73,133	359,211	33,660	54,471	10,678
Net realized gain distributions	—	81,638	785,986	—	98,939	107,707	—	—	20,341
Change in unrealized appreciation (depreciation) during the period	2,585,188	349,541	(21,748)	1,218,904	176,985	1,625,848	118,505	247,669	42,897
Net increase (decrease) in net assets resulting from operations	3,195,584	502,696	1,638,501	1,975,814	344,582	2,032,413	151,248	308,985	74,461

Unit transactions:
Purchases	76,529	20,915	63,569	196,990	8,972	49,477	259	783	948
Net transfers	236,356	124,782	(1,562,445)	990,416	(78,916)	(1,503,381)	12,023	85,316	27,122
Net interfund transfers due to corporate actions	—	2,423,766	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,595,213)	(703,183)	(1,974,194)	(5,535,447)	(463,327)	(856,814)	(263,034)	(298,117)	(38,887)
Other transactions	(18)	2	(36)	(89)	—	5	(1)	(1)	—
Death benefits	(267,736)	(11,358)	(243,135)	(676,157)	(18,931)	(33,065)	(784)	(82,041)	—
Net annuity transactions	—	—	—	(28,670)	—	—	—	(12,669)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,550,082)	1,854,924	(3,716,241)	(5,052,957)	(552,202)	(2,343,778)	(251,537)	(306,729)	(10,817)
Net increase (decrease) in net assets	1,645,502	2,357,620	(2,077,740)	(3,077,143)	(207,620)	(311,365)	(100,289)	2,256	63,644

Net assets:
Beginning of period	10,102,954	2,364,205	15,735,710	38,912,966	2,833,791	7,784,331	751,319	1,422,666	341,558
End of period	$11,748,456	$4,721,825	$13,657,970	$35,835,823	$2,626,171	$7,472,966	$651,030	$1,424,922	$405,202

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Putnam VT Small Cap Value Fund	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Prudential Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(13,196)	$17,134	$41,083	$133,259	$3,943	$(11,376)	$(6,922)	$26,394	$3,050	$(847,514)
Net realized gain (loss) on security transactions	13,481	73,170	(11,069)	(277,614)	(5,460)	10,471	3,568	1,012,417	57,456	3,326,740
Net realized gain distributions	75,267	52,830	—	—	—	—	—	1,151,405	60,495	3,516,231
Change in unrealized appreciation (depreciation) during the period	896	136,733	115,066	1,245,804	64,320	141,032	55,453	1,148,579	90,838	3,938,934
Net increase (decrease) in net assets resulting from operations	76,448	279,867	145,080	1,101,449	62,803	140,127	52,099	3,338,795	211,839	9,934,391

Unit transactions:
Purchases	1,500	42,650	871	1,515	192	—	—	131,033	3,450	279,491
Net transfers	(282,718)	(69,552)	(379)	(784,290)	86,884	(81)	—	(1,563,986)	13,281	110,545
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(542,857)	(116,183)	(109,522)	(826,163)	(176,970)	(3,266)	(2,757)	(3,491,277)	(139,331)	(4,935,506)
Other transactions	1	—	—	1	—	2	(1)	(13)	15	1,164
Death benefits	(28,780)	(8,103)	(130,591)	86	(71,650)	(5,511)	—	(476,714)	(74,640)	(923,892)
Net annuity transactions	(547)	—	—	—	—	—	—	(17,730)	—	(57,853)
Net increase (decrease) in net assets resulting from unit transactions	(853,401)	(151,188)	(239,621)	(1,608,851)	(161,544)	(8,856)	(2,758)	(5,418,687)	(197,225)	(5,526,051)
Net increase (decrease) in net assets	(776,953)	128,679	(94,541)	(507,402)	(98,741)	131,271	49,341	(2,079,892)	14,614	4,408,340

Net assets:
Beginning of period	2,005,834	1,634,065	1,336,838	5,816,954	574,497	517,623	362,942	30,094,945	1,511,336	40,794,351
End of period	$1,228,881	$1,762,744	$1,242,297	$5,309,552	$475,756	$648,894	$412,283	$28,015,053	$1,525,950	$45,202,691

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(168,296)	$(4,886)	$4,869	$(21,618)	$(15,936)	$(1,909)	$223,256	$120,330
Net realized gain (loss) on security transactions	92,852	39,148	2,907	8,622	48,405	8,556	1,397,744	(4,426,578)
Net realized gain distributions	546,701	15,017	—	32,854	41,002	11,202	1,831,658	—
Change in unrealized appreciation (depreciation) during the period	1,088,042	(15,270)	100,489	216,576	105,156	5,321	2,623,116	(6,167,130)
Net increase (decrease) in net assets resulting from operations	1,559,299	34,009	108,265	236,434	178,627	23,170	6,075,774	(10,473,378)

Unit transactions:
Purchases	53,890	—	1,300	780	—	975	37,114	373,346
Net transfers	(80,903)	(30,805)	(17,429)	(37,169)	(18,517)	(808)	(4,328,385)	23,011,185
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(945,227)	(99,626)	(49,480)	(138,564)	(197,915)	(35,311)	(4,464,707)	(34,428,354)
Other transactions	9	3	50	(60)	(164)	(11)	9	(1,493)
Death benefits	(326,902)	—	(1,685)	(6,439)	(10,772)	—	(809,388)	(1,984,805)
Net annuity transactions	37,670	64,588	(771)	934	2,272	—	(63,219)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,261,463)	(65,840)	(68,015)	(180,518)	(225,096)	(35,155)	(9,628,576)	(13,030,121)
Net increase (decrease) in net assets	297,836	(31,831)	40,250	55,916	(46,469)	(11,985)	(3,552,802)	(23,503,499)

Net assets:
Beginning of period	7,486,452	375,501	522,678	1,091,250	750,663	133,877	35,156,037	252,409,874
End of period	$7,784,288	$343,670	$562,928	$1,147,166	$704,194	$121,892	$31,603,235	$228,906,375

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2017

	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(132,809)	$(347,776)	$(19,682)
Net realized gain (loss) on security transactions	66,465	(9,697)	107,501
Net realized gain distributions	983,971	1,549,805	—
Change in unrealized appreciation (depreciation) during the period	2,501,789	5,787,570	3,897,906
Net increase (decrease) in net assets resulting from operations	3,419,416	6,979,902	3,985,725

Unit transactions:
Purchases	139,525	229,683	172,521
Net transfers	517,245	(308,924)	(937,889)
Net interfund transfers due to corporate actions	—	—	—
Surrenders for benefit payments and fees	(1,534,923)	(4,066,436)	(2,766,918)
Other transactions	(58)	29	1,384
Death benefits	(425,015)	(887,908)	(492,506)
Net annuity transactions	631	53,658	8,657
Net increase (decrease) in net assets resulting from unit transactions	(1,302,595)	(4,979,898)	(4,014,751)
Net increase (decrease) in net assets	2,116,821	2,000,004	(29,026)

Net assets:
Beginning of period	15,638,928	28,561,752	17,227,854
End of period	$17,755,749	$30,561,756	$17,198,828

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2018

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Talcott Resolution Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Hartford Life Insurance Company and its indirect wholly owned subsidiary, the Sponsor Company,  to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts will not change as a result of the sale.

The Account is comprised of the following Sub-Accounts:

American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund (Formerly Hartford Small/Mid Cap Equity HLS Fund), Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS® Growth Fund, MFS® Global Equity Fund, MFS® Investors Trust Fund, MFS® Mid Cap Growth Fund, MFS® New Discovery Fund, MFS® Total Return Fund, MFS® Value Fund, MFS® Total Return Bond Series, MFS® Research Fund, MFS® High Yield Portfolio, BlackRock Managed Volatility V.I. Fund (Merged with HIMCO VIT Portfolio Diversifier Fund), BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund*, BlackRock S&P 500 Index V.I. Fund (Merged with HIMCO VIT Index Fund), BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio, Morgan Stanley VIF Growth Portfolio, Morgan Stanley VIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, BlackRock Capital Appreciation V.I. Fund, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Multi-Cap Core Fund (Formerly Putnam VT Investors Fund), Putnam VT Small Cap Value Fund, Putnam VT Equity Income Fund, PIMCO All Asset Fund, PIMCO StocksPLUS® Global Portfolio, PIMCO Global Multi-Asset Managed Allocation Portfolio, Jennison 20/20 Focus Portfolio, Prudential Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund, HIMCO VIT Index Fund (Merged with BlackRock S&P 500 Index V.I. Fund), HIMCO VIT Portfolio Diversifier Fund (Merged with BlackRock Managed Volatility V.I. Fund), MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio.

* During 2018, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2018 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2018 the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2018 and 2017.

g) Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013 and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2018.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 1.50%
MAV Plus maximum of 0.30%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV 70 Death Benefit Charge maximum of 0.20%
Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Return of Premium Death Benefit maximum of 0.75%
MAV III maximum of 1.50%
MAV IV maximum of 1.50%
MAV V maximum of 1.50%
Legacy lock maximum of 1.50%
Daily lock maximum of 2.50%
Return of Premium III maximum of 0.75%
Return of Premium IV maximum of 0.75%
Return of Premium V maximum of 0.75%
Maximum daily value maximum of 1.50%
Safety Plus maximum of 2.50%
Future6 maximum of 2.50%
Future5 maximum of 2.50%
Premium Based Charges maximum of 0.71%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Foundation Charge maximum of 0.30%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.75% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of eight years after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

g) Transactions with Related Parties - Up to and including April 20, 2018 the Sponsor Company and its affiliates received fees from the HIMCO VIT funds for services provided. The fees received for these services are a maximum of 0.85% of the Funds’ average daily net assets. On April 20, 2018, as disclosed in Note 1, the HIMCO VIT funds were merged with Blackrock funds.  Up to and including May 31, 2018 the Sponsor Company and its affiliates received fees from the HLS funds for services provided. The fees received for these services are a maximum of 1.07% of the Funds’ average daily net assets. As a result of the Talcott Resolution Sale Transaction disclosed in Note 1, the HLS funds are no longer affiliated with the Sponsor Company or its affiliates.
4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2018 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$920,225	$1,435,389
American Century VP Growth Fund	$214,429	$484,999
AB VPS Balanced Wealth Strategy Portfolio	$1,496,588	$2,748,623
AB VPS International Value Portfolio	$1,990,653	$2,905,778
AB VPS Small/Mid Cap Value Portfolio	$1,793,556	$2,994,571
AB VPS Value Portfolio	$58,753	$288,444
AB VPS International Growth Portfolio	$296,438	$688,880
Invesco V.I. Value Opportunities Fund	$6,168,272	$9,448,283
Invesco V.I. Core Equity Fund	$11,550,690	$20,691,181
Invesco V.I. Government Securities Fund	$20,101,756	$41,706,775
Invesco V.I. International Growth Fund	$12,571,777	$20,076,002
Invesco V.I. Mid Cap Core Equity Fund	$19,061,582	$19,520,647
Invesco V.I. Small Cap Equity Fund	$9,954,320	$15,984,583
Invesco V.I. Balanced Risk Allocation Fund	$1,225,998	$2,241,702
Invesco V.I. Diversified Dividend Fund	$10,477	$108,473
Invesco V.I. Government Money Market Fund	$123,127,029	$121,136,710
American Century VP Mid Cap Value Fund	$102,838	$189,246
American Funds Global Bond Fund	$11,093,639	$17,846,566
American Funds Global Growth and Income Fund	$25,989,996	$40,411,827
American Funds Asset Allocation Fund	$61,951,799	$110,944,950
American Funds Blue Chip Income and Growth Fund	$54,220,998	$83,324,242
American Funds Bond Fund	$52,341,727	$126,365,091
American Funds Global Growth Fund	$30,001,080	$46,188,793
American Funds Growth Fund	$187,471,549	$290,385,248
American Funds Growth-Income Fund	$140,030,014	$257,575,562
American Funds International Fund	$51,159,382	$71,714,690
American Funds New World Fund	$11,436,814	$29,059,175
American Funds Global Small Capitalization Fund	$14,865,586	$29,475,792
Wells Fargo VT Omega Growth Fund	$214,938	$340,616
Fidelity® VIP Growth Portfolio	$3,102,250	$1,880,430
Fidelity® VIP Contrafund® Portfolio	$8,942,249	$12,523,334
Fidelity® VIP Mid Cap Portfolio	$5,792,320	$9,567,259
Fidelity® VIP Value Strategies Portfolio	$186,007	$546,303
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$537,752	$502,425
Fidelity® VIP Strategic Income Portfolio	$328,648	$515,901
Franklin Rising Dividends VIP Fund	$41,249,044	$79,806,803
Franklin Income VIP Fund	$62,113,702	$134,673,794
Franklin Large Cap Growth VIP Fund	$9,994,148	$17,196,929
Franklin Global Real Estate VIP Fund	$169,380	$954,278
Franklin Small-Mid Cap Growth VIP Fund	$20,740,740	$27,894,180
Franklin Small Cap Value VIP Fund	$14,264,575	$15,048,173
Franklin Strategic Income VIP Fund	$21,779,891	$56,605,789
Franklin Mutual Shares VIP Fund	$39,941,953	$92,516,076
Templeton Developing Markets VIP Fund	$6,199,556	$15,838,038
Templeton Foreign VIP Fund	$19,093,714	$29,486,043
Templeton Growth VIP Fund	$23,387,262	$34,489,840
Franklin Mutual Global Discovery VIP Fund	$11,323,506	$39,165,516
Franklin Flex Cap Growth VIP Fund	$15,830,634	$8,379,707
Templeton Global Bond VIP Fund	$2,839,700	$12,519,856
Hartford Balanced HLS Fund	$4,179,393	$5,930,188
Hartford Total Return Bond HLS Fund	$43,703,255	$83,956,684
Hartford Capital Appreciation HLS Fund	$44,325,974	$78,414,692
Hartford Dividend and Growth HLS Fund	$38,267,083	$63,731,262
Hartford Global Growth HLS Fund	$1,641,426	$2,268,099
Hartford Disciplined Equity HLS Fund	$9,008,117	$19,300,139
Hartford Growth Opportunities HLS Fund	$18,657,616	$32,877,392
Hartford High Yield HLS Fund	$7,265,427	$10,015,953
Hartford International Opportunities HLS Fund	$4,779,066	$6,076,090
Hartford MidCap Growth HLS Fund+	$849,285	$1,207,173
Hartford Ultrashort Bond HLS Fund	$38,680,862	$40,697,585
Hartford Small Company HLS Fund	$2,452,793	$3,216,475
Hartford SmallCap Growth HLS Fund	$1,807,714	$1,994,568
Hartford Stock HLS Fund	$235,639	$591,269
Hartford U.S. Government Securities HLS Fund	$2,516,704	$7,462,565
Hartford Value HLS Fund	$2,208,212	$3,206,900
Lord Abbett Fundamental Equity Fund	$2,569,601	$2,425,036
Lord Abbett Calibrated Dividend Growth Fund	$2,235,635	$4,590,864
Lord Abbett Bond Debenture Fund	$4,186,803	$8,302,047
Lord Abbett Growth and Income Fund	$713,311	$964,635
MFS® Growth Fund	$26,013,708	$38,766,824
MFS® Global Equity Fund	$2,168,204	$3,518,615
MFS® Investors Trust Fund	$10,200,961	$27,247,690
MFS® Mid Cap Growth Fund	$16,589,767	$11,918,559
MFS® New Discovery Fund	$19,797,017	$23,757,712
MFS® Total Return Fund	$34,747,440	$69,868,550
MFS® Value Fund	$32,764,918	$52,978,499
MFS® Total Return Bond Series	$45,381,698	$114,338,479
MFS® Research Fund	$3,876,863	$5,203,434
MFS® High Yield Portfolio	$10,142,156	$19,691,655
BlackRock Managed Volatility V.I. Fund+	$227,784,414	$34,272,732
BlackRock Global Allocation V.I. Fund	$206,540	$996,948
BlackRock Global Opportunities V.I. Fund+	$10,802	$191,763
BlackRock S&P 500 Index V.I. Fund+	$34,992,634	$4,970,762
BlackRock Large Cap Focus Growth V.I. Fund	$372,079	$148,671
BlackRock Equity Dividend V.I. Fund	$1,440,900	$1,668,959
Morgan Stanley VIF Core Plus Fixed Income Portfolio	$25,175	$56,682
Morgan Stanley VIF Growth Portfolio	$603,980	$543,818
Morgan Stanley VIF Mid Cap Growth Portfolio	$3,971,642	$4,637,061
Invesco V.I. American Value Fund	$1,523,521	$2,529,905
BlackRock Capital Appreciation V.I. Fund	$2,325,180	$1,887,204
Oppenheimer Capital Appreciation Fund/VA	$273,821	$591,056
Oppenheimer Global Fund/VA	$1,550,489	$3,409,383
Oppenheimer Main Street Fund®/VA	$609,344	$1,172,933
Oppenheimer Main Street Small Cap Fund/VA	$2,587,302	$3,358,985
Putnam VT Diversified Income Fund	$3,546,914	$7,640,237
Putnam VT Global Asset Allocation Fund	$265,790	$495,018
Putnam VT Growth Opportunities Fund	$1,165,235	$1,951,163
Putnam VT International Value Fund	$63,278	$148,077
Putnam VT International Equity Fund	$289,877	$509,105
Putnam VT Multi-Cap Core Fund+	$117,548	$260,764
Putnam VT Small Cap Value Fund	$553,443	$518,040
Putnam VT Equity Income Fund	$237,596	$408,798
PIMCO All Asset Fund	$65,649	$358,204
PIMCO StocksPLUS® Global Portfolio	$1,519,653	$1,129,255
PIMCO Global Multi-Asset Managed Allocation Portfolio	$54,681	$73,382
Jennison 20/20 Focus Portfolio	$—	$50,326
Prudential Value Portfolio	$—	$37,668
Invesco V.I. Growth and Income Fund	$3,740,505	$5,136,575
Invesco V.I. Comstock Fund	$176,526	$257,421
Invesco V.I. American Franchise Fund	$8,043,393	$12,255,626
Invesco V.I. Mid Cap Growth Fund	$2,945,888	$2,658,013
Wells Fargo VT Index Asset Allocation Fund	$25,453	$76,478
Wells Fargo VT International Equity Fund	$225,719	$37,512
Wells Fargo VT Small Cap Growth Fund	$387,872	$408,385
Wells Fargo VT Discovery Fund	$98,372	$165,086
Wells Fargo VT Opportunity Fund	$11,430	$57,834
HIMCO VIT Index Fund+	$4,423,681	$32,887,781
HIMCO VIT Portfolio Diversifier Fund+	$12,667,367	$233,632,918
MFS® Core Equity Portfolio	$3,345,242	$3,899,616
MFS® Massachusetts Investors Growth Stock Portfolio	$4,967,462	$7,629,221
MFS® Research International Portfolio	$2,825,500	$4,012,551

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2018 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	43,445	68,328	(24,883)
American Century VP Growth Fund	8,666	21,985	(13,319)
AB VPS Balanced Wealth Strategy Portfolio	79,517	229,128	(149,611)
AB VPS International Value Portfolio	230,806	332,574	(101,768)
AB VPS Small/Mid Cap Value Portfolio	39,636	111,426	(71,790)
AB VPS Value Portfolio	3,766	18,150	(14,384)
AB VPS International Growth Portfolio	29,387	66,248	(36,861)
Invesco V.I. Value Opportunities Fund	1,097,874	4,639,714	(3,541,840)
Invesco V.I. Core Equity Fund	262,044	1,000,438	(738,394)
Invesco V.I. Government Securities Fund	13,050,617	30,443,695	(17,393,078)
Invesco V.I. International Growth Fund	2,548,899	5,049,996	(2,501,097)
Invesco V.I. Mid Cap Core Equity Fund	1,783,794	6,567,548	(4,783,754)
Invesco V.I. Small Cap Equity Fund	261,215	621,168	(359,953)
Invesco V.I. Balanced Risk Allocation Fund	22,045	156,164	(134,119)
Invesco V.I. Diversified Dividend Fund	32	5,411	(5,379)
Invesco V.I. Government Money Market Fund	13,287,540	13,025,601	261,939
American Century VP Mid Cap Value Fund	1,420	8,193	(6,773)
American Funds Global Bond Fund	794,988	1,416,622	(621,634)
American Funds Global Growth and Income Fund	625,924	2,328,273	(1,702,349)
American Funds Asset Allocation Fund	1,365,741	4,782,640	(3,416,899)
American Funds Blue Chip Income and Growth Fund	7,017,562	33,036,113	(26,018,551)
American Funds Bond Fund	2,879,676	8,545,915	(5,666,239)
American Funds Global Growth Fund	617,106	1,842,144	(1,225,038)
American Funds Growth Fund	1,991,381	12,293,405	(10,302,024)
American Funds Growth-Income Fund	1,550,820	9,871,241	(8,320,421)
American Funds International Fund	1,967,342	4,324,648	(2,357,306)
American Funds New World Fund	357,029	1,120,990	(763,961)
American Funds Global Small Capitalization Fund	437,129	1,332,430	(895,301)
Wells Fargo VT Omega Growth Fund	4,293	11,740	(7,447)
Fidelity® VIP Growth Portfolio	90,840	79,361	11,479
Fidelity® VIP Contrafund® Portfolio	161,979	532,562	(370,583)
Fidelity® VIP Mid Cap Portfolio	98,305	422,747	(324,442)
Fidelity® VIP Value Strategies Portfolio	5,955	26,556	(20,601)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	12,352	20,059	(7,707)
Fidelity® VIP Strategic Income Portfolio	17,119	32,694	(15,575)
Franklin Rising Dividends VIP Fund	532,333	2,584,357	(2,052,024)
Franklin Income VIP Fund	1,708,437	6,009,780	(4,301,343)
Franklin Large Cap Growth VIP Fund	239,288	729,292	(490,004)
Franklin Global Real Estate VIP Fund	2,545	38,397	(35,852)
Franklin Small-Mid Cap Growth VIP Fund	388,299	1,370,604	(982,305)
Franklin Small Cap Value VIP Fund	320,025	752,771	(432,746)
Franklin Strategic Income VIP Fund	844,877	2,847,222	(2,002,345)
Franklin Mutual Shares VIP Fund	688,457	3,928,050	(3,239,593)
Templeton Developing Markets VIP Fund	273,506	699,006	(425,500)
Templeton Foreign VIP Fund	1,120,151	1,935,987	(815,836)
Templeton Growth VIP Fund	386,253	1,853,702	(1,467,449)
Franklin Mutual Global Discovery VIP Fund	215,661	1,369,369	(1,153,708)
Franklin Flex Cap Growth VIP Fund	502,535	364,736	137,799
Templeton Global Bond VIP Fund	212,740	870,371	(657,631)
Hartford Balanced HLS Fund	174,280	339,427	(165,147)
Hartford Total Return Bond HLS Fund	2,208,847	6,269,380	(4,060,533)
Hartford Capital Appreciation HLS Fund	518,920	3,872,888	(3,353,968)
Hartford Dividend and Growth HLS Fund	355,595	2,808,825	(2,453,230)
Hartford Global Growth HLS Fund	66,411	107,060	(40,649)
Hartford Disciplined Equity HLS Fund	101,378	754,296	(652,918)
Hartford Growth Opportunities HLS Fund	239,870	1,268,515	(1,028,645)
Hartford High Yield HLS Fund	333,333	560,670	(227,337)
Hartford International Opportunities HLS Fund	342,303	422,342	(80,039)
Hartford MidCap Growth HLS Fund+	16,875	53,269	(36,394)
Hartford Ultrashort Bond HLS Fund	28,285,430	31,758,651	(3,473,221)
Hartford Small Company HLS Fund	85,294	141,976	(56,682)
Hartford SmallCap Growth HLS Fund	48,997	65,483	(16,486)
Hartford Stock HLS Fund	9,426	26,841	(17,415)
Hartford U.S. Government Securities HLS Fund	215,340	718,546	(503,206)
Hartford Value HLS Fund	45,138	152,769	(107,631)
Lord Abbett Fundamental Equity Fund	52,229	110,157	(57,928)
Lord Abbett Calibrated Dividend Growth Fund	43,120	207,687	(164,567)
Lord Abbett Bond Debenture Fund	130,798	452,688	(321,890)
Lord Abbett Growth and Income Fund	11,551	51,340	(39,789)
MFS® Growth Fund	865,321	1,806,265	(940,944)
MFS® Global Equity Fund	50,686	123,601	(72,915)
MFS® Investors Trust Fund	247,236	1,330,004	(1,082,768)
MFS® Mid Cap Growth Fund	702,242	904,651	(202,409)
MFS® New Discovery Fund	380,014	872,528	(492,514)
MFS® Total Return Fund	630,782	3,216,741	(2,585,959)
MFS® Value Fund	586,376	1,905,323	(1,318,947)
MFS® Total Return Bond Series	2,353,100	7,961,795	(5,608,695)
MFS® Research Fund	71,898	198,223	(126,325)
MFS® High Yield Portfolio	540,615	1,624,926	(1,084,311)
BlackRock Managed Volatility V.I. Fund+	22,191,275	3,273,350	18,917,925
BlackRock Global Allocation V.I. Fund	2,458	75,192	(72,734)
BlackRock Global Opportunities V.I. Fund+	513	9,158	(8,645)
BlackRock S&P 500 Index V.I. Fund+	3,410,272	460,417	2,949,855
BlackRock Large Cap Focus Growth V.I. Fund	10,039	5,233	4,806
BlackRock Equity Dividend V.I. Fund	44,425	80,380	(35,955)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	981	4,303	(3,322)
Morgan Stanley VIF Growth Portfolio	6,909	21,957	(15,048)
Morgan Stanley VIF Mid Cap Growth Portfolio	65,180	194,646	(129,466)
Invesco V.I. American Value Fund	17,221	120,906	(103,685)
BlackRock Capital Appreciation V.I. Fund	31,547	83,294	(51,747)
Oppenheimer Capital Appreciation Fund/VA	6,533	30,074	(23,541)
Oppenheimer Global Fund/VA	39,496	172,932	(133,436)
Oppenheimer Main Street Fund®/VA	9,121	53,555	(44,434)
Oppenheimer Main Street Small Cap Fund/VA	37,526	129,160	(91,634)
Putnam VT Diversified Income Fund	144,818	496,896	(352,078)
Putnam VT Global Asset Allocation Fund	2,362	26,421	(24,059)
Putnam VT Growth Opportunities Fund	49,451	126,295	(76,844)
Putnam VT International Value Fund	5,503	14,280	(8,777)
Putnam VT International Equity Fund	24,380	45,508	(21,128)
Putnam VT Multi-Cap Core Fund+	2,436	8,384	(5,948)
Putnam VT Small Cap Value Fund	11,446	23,756	(12,310)
Putnam VT Equity Income Fund	5,009	13,061	(8,052)
PIMCO All Asset Fund	2,919	28,269	(25,350)
PIMCO StocksPLUS® Global Portfolio	52,830	75,632	(22,802)
PIMCO Global Multi-Asset Managed Allocation Portfolio	1,376	6,168	(4,792)
Jennison 20/20 Focus Portfolio	—	13,236	(13,236)
Prudential Value Portfolio	—	13,683	(13,683)
Invesco V.I. Growth and Income Fund	44,103	230,912	(186,809)
Invesco V.I. Comstock Fund	1,072	8,342	(7,270)
Invesco V.I. American Franchise Fund	257,712	552,752	(295,040)
Invesco V.I. Mid Cap Growth Fund	118,330	144,871	(26,541)
Wells Fargo VT Index Asset Allocation Fund	127	33,213	(33,086)
Wells Fargo VT International Equity Fund	2,302	1,894	408
Wells Fargo VT Small Cap Growth Fund	24,714	85,778	(61,064)
Wells Fargo VT Discovery Fund	828	4,609	(3,781)
Wells Fargo VT Opportunity Fund	157	2,419	(2,262)
HIMCO VIT Index Fund+	41,804	1,231,169	(1,189,365)
HIMCO VIT Portfolio Diversifier Fund+	1,337,735	34,760,761	(33,423,026)
MFS® Core Equity Portfolio	110,171	262,268	(152,097)
MFS® Massachusetts Investors Growth Stock Portfolio	219,926	516,129	(296,203)
MFS® Research International Portfolio	207,839	335,466	(127,627)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	34,117	91,899	(57,782)
American Century VP Growth Fund	1,011	38,273	(37,262)
AB VPS Balanced Wealth Strategy Portfolio	20,325	286,579	(266,254)
AB VPS International Value Portfolio	63,203	440,448	(377,245)
AB VPS Small/Mid Cap Value Portfolio	65,024	158,402	(93,378)
AB VPS Value Portfolio	2,557	18,441	(15,884)
AB VPS International Growth Portfolio	50,240	72,897	(22,657)
Invesco V.I. Value Opportunities Fund	2,878,284	6,425,618	(3,547,334)
Invesco V.I. Core Equity Fund	192,256	1,041,819	(849,563)
Invesco V.I. Government Securities Fund	15,327,809	34,310,210	(18,982,401)
Invesco V.I. International Growth Fund	1,261,727	6,992,526	(5,730,799)
Invesco V.I. Mid Cap Core Equity Fund	2,120,435	8,854,966	(6,734,531)
Invesco V.I. Small Cap Equity Fund	262,848	790,646	(527,798)
Invesco V.I. Balanced Risk Allocation Fund	26,894	175,986	(149,092)
Invesco V.I. Diversified Dividend Fund	489	2,591	(2,102)
Invesco V.I. Government Money Market Fund	9,198,936	11,181,309	(1,982,373)
American Century VP Mid Cap Value Fund	5,471	10,584	(5,113)
American Funds Global Bond Fund	1,387,444	1,158,033	229,411
American Funds Global Growth and Income Fund	2,963,777	2,133,414	830,363
American Funds Asset Allocation Fund	3,926,121	5,017,829	(1,091,708)
American Funds Blue Chip Income and Growth Fund	11,136,538	42,741,801	(31,605,263)
American Funds Bond Fund	13,627,670	5,855,264	7,772,406
American Funds Global Growth Fund	1,967,022	1,693,541	273,481
American Funds Growth Fund	18,796,404	10,969,516	7,826,888
American Funds Growth-Income Fund	11,198,568	9,443,590	1,754,978
American Funds International Fund	10,892,983	3,830,434	7,062,549
American Funds New World Fund	1,817,920	769,309	1,048,611
American Funds Global Small Capitalization Fund	2,975,232	1,147,620	1,827,612
Wells Fargo VT Omega Growth Fund	7,797	4,258	3,539
Fidelity® VIP Growth Portfolio	112,663	83,884	28,779
Fidelity® VIP Contrafund® Portfolio	105,830	719,355	(613,525)
Fidelity® VIP Mid Cap Portfolio	109,595	556,464	(446,869)
Fidelity® VIP Value Strategies Portfolio	2,708	35,837	(33,129)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	2,361	35,650	(33,289)
Fidelity® VIP Strategic Income Portfolio	26,683	11,273	15,410
Franklin Rising Dividends VIP Fund	454,419	3,068,639	(2,614,220)
Franklin Income VIP Fund	822,564	6,234,130	(5,411,566)
Franklin Large Cap Growth VIP Fund	365,775	802,158	(436,383)
Franklin Global Real Estate VIP Fund	4,107	36,761	(32,654)
Franklin Small-Mid Cap Growth VIP Fund	447,833	1,800,735	(1,352,902)
Franklin Small Cap Value VIP Fund	509,162	1,228,731	(719,569)
Franklin Strategic Income VIP Fund	952,018	2,978,730	(2,026,712)
Franklin Mutual Shares VIP Fund	723,109	4,522,431	(3,799,322)
Templeton Developing Markets VIP Fund	432,945	769,034	(336,089)
Templeton Foreign VIP Fund	416,973	2,587,116	(2,170,143)
Templeton Growth VIP Fund	277,686	2,442,957	(2,165,271)
Franklin Mutual Global Discovery VIP Fund	296,703	1,448,128	(1,151,425)
Franklin Flex Cap Growth VIP Fund	92,604	355,683	(263,079)
Templeton Global Bond VIP Fund	279,828	787,404	(507,576)
Hartford Balanced HLS Fund	311,216	288,407	22,809
Hartford Total Return Bond HLS Fund	2,897,093	5,212,779	(2,315,686)
Hartford Capital Appreciation HLS Fund	94,150	4,405,996	(4,311,846)
Hartford Dividend and Growth HLS Fund	200,448	2,984,765	(2,784,317)
Hartford Global Growth HLS Fund	77,326	73,215	4,111
Hartford Disciplined Equity HLS Fund	70,585	673,749	(603,164)
Hartford Growth Opportunities HLS Fund	213,889	1,499,498	(1,285,609)
Hartford High Yield HLS Fund	249,741	515,375	(265,634)
Hartford International Opportunities HLS Fund	142,168	616,204	(474,036)
Hartford Small/Mid Cap Equity HLS Fund	27,051	58,114	(31,063)
Hartford Ultrashort Bond HLS Fund	18,598,444	38,936,932	(20,338,488)
Hartford Small Company HLS Fund	13,284	127,736	(114,452)
Hartford SmallCap Growth HLS Fund	76,914	69,105	7,809
Hartford Stock HLS Fund	20,344	38,727	(18,383)
Hartford U.S. Government Securities HLS Fund	290,233	557,707	(267,474)
Hartford Value HLS Fund	30,725	182,149	(151,424)
Lord Abbett Fundamental Equity Fund	29,553	130,492	(100,939)
Lord Abbett Calibrated Dividend Growth Fund	82,079	167,070	(84,991)
Lord Abbett Bond Debenture Fund	174,529	420,603	(246,074)
Lord Abbett Growth and Income Fund	21,469	115,045	(93,576)
MFS® Growth Fund	519,202	2,082,014	(1,562,812)
MFS® Global Equity Fund	58,258	173,316	(115,058)
MFS® Investors Trust Fund	252,492	1,520,236	(1,267,744)
MFS® Mid Cap Growth Fund	364,901	1,011,787	(646,886)
MFS® New Discovery Fund	200,317	869,329	(669,012)
MFS® Total Return Fund	893,277	3,289,587	(2,396,310)
MFS® Value Fund	444,690	2,142,188	(1,697,498)
MFS® Total Return Bond Series	3,482,013	5,818,569	(2,336,556)
MFS® Research Fund	109,083	273,501	(164,418)
MFS® High Yield Portfolio	754,323	1,828,002	(1,073,679)
BlackRock Global Allocation V.I. Fund	9,634	57,930	(48,296)
BlackRock Global Opportunities V.I. Fund	1,682	4,424	(2,742)
BlackRock Large Cap Focus Growth V.I. Fund	3,392	4,727	(1,335)
BlackRock Equity Dividend V.I. Fund	19,259	111,757	(92,498)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	17,357	17,818	(461)
Morgan Stanley VIF Growth Portfolio	4,129	22,741	(18,612)
Morgan Stanley VIF Mid Cap Growth Portfolio	73,219	167,292	(94,073)
Invesco V.I. American Value Fund	70,950	108,399	(37,449)
BlackRock Capital Appreciation V.I. Fund	7,093	146,636	(139,543)
Oppenheimer Capital Appreciation Fund/VA	16,582	21,974	(5,392)
Oppenheimer Global Fund/VA	72,296	173,276	(100,980)
Oppenheimer Main Street Fund®/VA	141,858	44,433	97,425
Oppenheimer Main Street Small Cap Fund/VA	19,736	192,705	(172,969)
Putnam VT Diversified Income Fund	145,521	513,858	(368,337)
Putnam VT Global Asset Allocation Fund	843	34,753	(33,910)
Putnam VT Growth Opportunities Fund	16,270	208,836	(192,566)
Putnam VT International Value Fund	3,508	30,644	(27,136)
Putnam VT International Equity Fund	20,979	53,042	(32,063)
Putnam VT Investors Fund	1,581	1,894	(313)
Putnam VT Small Cap Value Fund	22,951	67,974	(45,023)
Putnam VT Equity Income Fund	6,436	12,276	(5,840)
PIMCO All Asset Fund	919	21,514	(20,595)
PIMCO StocksPLUS Global Portfolio	138	126,228	(126,090)
PIMCO Global Multi-Asset Managed Allocation Portfolio	8,665	24,024	(15,359)
Jennison 20/20 Focus Fund	1	3,859	(3,858)
Prudential Value Portfolio	—	122	(122)
Invesco V.I. Growth and Income Fund	54,713	335,034	(280,321)
Invesco V.I. Comstock Fund	1,038	8,592	(7,554)
Invesco V.I. American Franchise Fund	379,865	674,250	(294,385)
Invesco V.I. Mid Cap Growth Fund	222,669	294,961	(72,292)
Wells Fargo VT Index Asset Allocation Fund	32,055	67,265	(35,210)
Wells Fargo VT International Equity Fund	186	4,971	(4,785)
Wells Fargo VT Small Cap Growth Fund	2,396	59,078	(56,682)
Wells Fargo VT Discovery Fund	361	7,921	(7,560)
Wells Fargo VT Opportunity Fund	125	1,672	(1,547)
HIMCO VIT Index Fund	54,735	462,473	(407,738)
HIMCO VIT Portfolio Diversifier Fund	3,657,324	5,562,584	(1,905,260)
MFS® Core Equity Portfolio	138,392	243,264	(104,872)
MFS® Massachusetts Investors Growth Stock Portfolio	128,828	540,817	(411,989)
MFS® Research International Portfolio	158,135	542,625	(384,490)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2018. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2018	295,213	$17.121085	to	$18.508409	$5,289,999	0.50%	to	1.50%	1.52%	to	1.52%	(10.63)%	to	(9.73)%
2017	320,096	$19.157140	to	$20.503245	$6,385,211	0.50%	to	1.50%	1.51%	to	1.51%	6.96%	to	8.03%
2016	377,878	$17.910544	to	$18.978389	$7,000,593	0.50%	to	1.50%	1.58%	to	1.60%	18.49%	to	19.68%
2015	487,884	$15.115798	to	$15.857703	$7,576,703	0.50%	to	1.50%	1.92%	to	1.95%	(5.45)%	to	(4.50)%
2014	584,586	$15.987670	to	$16.605429	$9,545,899	0.50%	to	1.50%	1.39%	to	1.40%	11.21%	to	12.33%
American Century VP Growth Fund
2018	82,983	$18.505544	to	$19.979572	$1,586,285	0.50%	to	1.50%	0.06%	to	0.24%	(3.05)%	to	(2.08)%
2017	96,302	$19.088573	to	$20.403866	$1,888,933	0.50%	to	1.50%	0.66%	to	0.68%	28.29%	to	29.58%
2016	133,564	$14.879553	to	$15.746759	$2,029,634	0.50%	to	1.50%	—%	to	—%	2.65%	to	3.68%
2015	155,353	$14.496026	to	$15.188202	$2,290,769	0.50%	to	1.50%	0.32%	to	0.33%	3.00%	to	4.03%
2014	169,941	$14.074451	to	$14.599722	$2,424,232	0.50%	to	1.50%	0.17%	to	0.37%	9.41%	to	10.51%
AB VPS Balanced Wealth Strategy Portfolio
2018	740,003	$17.244421	to	$19.593049	$10,501,991	0.50%	to	2.70%	1.69%	to	1.73%	(8.90)%	to	(6.88)%
2017	889,614	$18.929797	to	$21.039797	$13,609,388	0.50%	to	2.70%	1.75%	to	1.82%	12.54%	to	15.05%
2016	1,155,868	$16.819960	to	$18.288255	$15,497,279	0.50%	to	2.70%	1.74%	to	1.81%	1.66%	to	3.92%
2015	1,389,114	$16.545243	to	$17.598041	$18,074,476	0.50%	to	2.70%	—%	to	2.02%	(1.40)%	to	0.79%
2014	1,736,324	$11.822762	to	$17.460347	$22,659,750	0.50%	to	2.45%	2.38%	to	2.41%	4.52%	to	6.58%
AB VPS International Value Portfolio
2018	1,626,906	$11.668889	to	$12.838845	$11,094,279	0.50%	to	2.75%	1.10%	to	1.17%	(25.07)%	to	(23.36)%
2017	1,728,674	$15.572737	to	$16.752424	$15,503,500	0.50%	to	2.75%	1.95%	to	1.99%	21.70%	to	24.47%
2016	2,105,919	$12.795637	to	$13.458962	$15,267,094	0.50%	to	2.75%	1.06%	to	1.11%	(3.49)%	to	(1.29)%
2015	2,491,324	$13.258615	to	$13.635361	$18,382,324	0.50%	to	2.75%	2.36%	to	5.15%	(0.38)%	to	1.89%
2014	2,906,971	$13.308747	to	$13.382284	$21,068,829	0.50%	to	2.75%	3.10%	to	3.12%	(9.00)%	to	(6.93)%
AB VPS Small/Mid Cap Value Portfolio
2018	392,493	$27.480825	to	$29.689119	$8,058,446	0.30%	to	2.70%	—%	to	0.22%	(17.55)%	to	(15.55)%
2017	464,283	$33.331456	to	$35.155191	$11,506,064	0.30%	to	2.70%	—%	to	0.25%	9.84%	to	12.51%
2016	557,661	$30.344126	to	$31.245872	$12,301,333	0.30%	to	2.70%	0.02%	to	0.34%	21.47%	to	24.42%
2015	674,640	$24.980735	to	$25.113556	$11,933,197	0.30%	to	2.70%	0.48%	to	0.58%	(8.21)%	to	(5.98)%
2014	833,270	$26.709819	to	$27.131691	$15,900,649	0.30%	to	2.75%	0.46%	to	0.87%	5.99%	to	8.62%
AB VPS Value Portfolio
2018	36,945	$13.277482	to	$17.856660	$471,871	0.85%	to	2.70%	0.56%	to	0.98%	(17.60)%	to	(16.06)%
2017	51,329	$15.818629	to	$21.671796	$797,561	0.85%	to	2.70%	1.10%	to	1.14%	10.28%	to	12.33%
2016	67,213	$14.081756	to	$19.652261	$925,544	0.85%	to	2.70%	1.45%	to	1.50%	8.32%	to	10.35%
2015	78,879	$12.761312	to	$18.142012	$980,991	0.85%	to	2.70%	1.11%	to	1.91%	(9.64)%	to	(7.96)%
2014	112,141	$13.864322	to	$20.078487	$1,512,883	0.85%	to	2.70%	1.61%	to	1.62%	7.82%	to	9.84%
AB VPS International Growth Portfolio
2018	162,358	$8.591215	to	$13.925454	$1,359,160	0.85%	to	2.75%	—%	to	0.37%	(19.84)%	to	(18.30)%
2017	199,219	$10.515292	to	$17.371337	$2,061,180	0.85%	to	2.75%	0.86%	to	0.94%	30.99%	to	33.49%
2016	221,876	$7.876919	to	$13.262018	$1,732,037	0.85%	to	2.75%	—%	to	—%	(9.59)%	to	(7.86)%
2015	322,032	$8.548528	to	$14.669159	$2,784,610	0.85%	to	2.75%	0.06%	to	0.06%	(4.83)%	to	(3.00)%
2014	489,717	$8.813141	to	$15.413530	$4,321,026	0.85%	to	2.75%	—%	to	—%	(4.09)%	to	(2.25)%
Invesco V.I. Value Opportunities Fund
2018	19,540,174	$1.759925	to	$20.241880	$29,626,076	0.85%	to	2.80%	0.31%	to	0.32%	(21.41)%	to	(19.86)%
2017	23,082,014	$2.196079	to	$25.756336	$44,043,927	0.85%	to	2.80%	0.39%	to	0.41%	14.20%	to	16.44%
2016	26,629,348	$1.885957	to	$22.554491	$44,106,929	0.85%	to	2.80%	0.41%	to	0.42%	15.07%	to	17.33%
2015	30,460,735	$1.607345	to	$19.600856	$43,215,959	0.85%	to	2.80%	2.59%	to	3.46%	(12.88)%	to	(11.16)%
2014	35,937,749	$1.809334	to	$22.498793	$58,450,342	0.85%	to	2.80%	1.37%	to	1.37%	3.68%	to	5.72%
Invesco V.I. Core Equity Fund
2018	4,755,831	$18.315957	to	$20.922989	$81,071,878	0.50%	to	2.80%	—%	to	0.88%	(11.90)%	to	(10.06)%
2017	5,494,225	$20.789462	to	$23.263545	$105,124,912	0.50%	to	2.80%	0.75%	to	0.99%	10.05%	to	12.31%
2016	6,343,788	$18.890714	to	$21.026178	$109,177,236	0.30%	to	2.80%	—%	to	0.75%	7.22%	to	9.69%
2015	7,623,806	$17.618820	to	$19.168832	$121,117,852	0.30%	to	2.80%	0.92%	to	1.85%	(8.37)%	to	(6.28)%
2014	9,179,650	$19.228957	to	$20.454208	$157,357,446	0.30%	to	2.80%	—%	to	0.85%	5.16%	to	7.52%
Invesco V.I. Government Securities Fund
2018	127,267,718	$1.498812	to	$9.606402	$165,985,376	0.85%	to	2.80%	1.92%	to	2.15%	(2.22)%	to	(0.29)%
2017	144,660,796	$1.503200	to	$9.824279	$190,728,662	0.85%	to	2.80%	1.72%	to	2.11%	(0.86)%	to	1.09%
2016	163,643,197	$1.486940	to	$9.909381	$214,989,740	0.85%	to	2.80%	2.06%	to	2.21%	(1.57)%	to	0.37%
2015	183,026,680	$1.481433	to	$10.067115	$241,730,755	0.85%	to	2.80%	2.20%	to	2.21%	(2.43)%	to	(0.50)%
2014	216,206,302	$1.488940	to	$10.317394	$289,266,806	0.85%	to	2.80%	2.41%	to	2.95%	1.26%	to	3.26%
Invesco V.I. International Growth Fund
2018	26,398,332	$16.060392	to	$17.095661	$87,725,467	0.30%	to	2.80%	1.53%	to	2.14%	(17.32)%	to	(15.46)%
2017	28,899,429	$19.425716	to	$20.221611	$113,514,536	0.30%	to	2.80%	1.13%	to	1.44%	19.61%	to	22.36%
2016	34,630,228	$16.241116	to	$16.526576	$112,985,260	0.30%	to	2.80%	0.95%	to	1.39%	(3.20)%	to	(0.99)%
2015	39,754,892	$16.692558	to	$16.778451	$131,609,274	0.30%	to	2.80%	0.63%	to	1.81%	(5.04)%	to	(2.91)%
2014	46,542,910	$17.192346	to	$17.669116	$158,952,221	0.30%	to	2.80%	1.90%	to	3.62%	(2.44)%	to	(0.21)%
Invesco V.I. Mid Cap Core Equity Fund
2018	35,140,720	$17.831447	to	$20.021477	$85,000,806	0.50%	to	2.80%	0.10%	to	0.51%	(13.80)%	to	(12.04)%
2017	39,924,474	$20.685989	to	$22.762061	$110,933,838	0.50%	to	2.80%	0.31%	to	0.49%	11.75%	to	14.08%
2016	46,659,005	$18.511422	to	$20.254163	$114,750,629	0.30%	to	2.80%	—%	to	0.08%	10.30%	to	12.82%
2015	52,984,118	$16.782407	to	$17.952080	$116,893,551	0.30%	to	2.80%	—%	to	0.54%	(6.68)%	to	(4.57)%
2014	64,014,209	$17.983581	to	$18.605354	$149,442,498	0.50%	to	2.80%	—%	to	0.04%	1.55%	to	3.65%
Invesco V.I. Small Cap Equity Fund
2018	2,543,803	$20.094666	to	$23.237086	$51,112,034	0.30%	to	2.80%	—%	to	—%	(17.43)%	to	(15.53)%
2017	2,903,756	$24.335556	to	$27.508052	$69,706,636	0.30%	to	2.80%	—%	to	—%	10.91%	to	13.39%
2016	3,431,554	$21.942004	to	$24.260672	$73,362,150	0.30%	to	2.80%	—%	to	—%	8.97%	to	11.50%
2015	3,991,186	$20.135646	to	$21.757791	$77,353,213	0.30%	to	2.80%	—%	to	—%	(8.13)%	to	(6.02)%
2014	4,688,533	$21.917230	to	$23.152218	$97,889,375	0.30%	to	2.80%	—%	to	—%	(0.47)%	to	1.78%
Invesco V.I. Balanced Risk Allocation Fund
2018	632,501	$11.621739	to	$13.794728	$8,103,412	0.50%	to	2.70%	1.32%	to	1.32%	(9.20)%	to	(7.18)%
2017	766,620	$12.798882	to	$14.861220	$10,680,721	0.50%	to	2.70%	3.56%	to	3.80%	6.91%	to	9.28%
2016	915,712	$11.972025	to	$13.757138	$11,768,580	0.30%	to	2.70%	0.19%	to	0.19%	8.55%	to	11.18%
2015	1,022,773	$11.029509	to	$12.255624	$11,957,046	0.50%	to	2.70%	4.15%	to	4.15%	(6.95)%	to	(4.88)%
2014	1,176,690	$11.853050	to	$12.883948	$14,602,432	0.50%	to	2.70%	—%	to	—%	2.89%	to	5.18%
Invesco V.I. Diversified Dividend Fund
2018	9,413	$16.353553	to	$17.886510	$160,692	1.35%	to	2.50%	1.27%	to	1.85%	(10.09)%	to	(9.05)%
2017	14,792	$18.188913	to	$19.666272	$280,816	1.35%	to	2.50%	0.47%	to	1.37%	5.67%	to	6.89%
2016	16,894	$17.212579	to	$18.397906	$302,253	1.35%	to	2.50%	1.07%	to	1.15%	11.71%	to	13.00%
2015	14,746	$15.408296	to	$16.281129	$234,167	1.35%	to	2.50%	1.11%	to	1.43%	(0.70)%	to	0.45%
2014	19,121	$15.516592	to	$16.208073	$305,336	1.35%	to	2.50%	1.45%	to	1.56%	9.76%	to	11.03%
Invesco V.I. Government Money Market Fund
2018	12,335,612	$8.744946	to	$10.056362	$114,197,424	0.30%	to	2.80%	0.07%	to	1.52%	(1.25)%	to	1.25%
2017	12,073,673	$8.876326	to	$9.932618	$112,207,073	0.30%	to	2.75%	0.52%	to	0.59%	(2.16)%	to	0.26%
2016	14,056,046	$9.056470	to	$9.906673	$132,108,464	0.30%	to	2.80%	—%	to	0.08%	(2.67)%	to	(0.20)%
2015	16,822,793	$9.316811	to	$9.875737	$160,770,547	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
2014	13,973,329	$9.575557	to	$9.924169	$135,908,765	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
American Century VP Mid Cap Value Fund
2018	40,624	$17.893636	to	$19.367050	$760,665	0.50%	to	1.50%	1.25%	to	1.27%	(14.26)%	to	(13.40)%
2017	47,397	$20.869222	to	$22.362747	$1,030,394	0.50%	to	1.50%	1.31%	to	1.42%	9.81%	to	10.91%
2016	52,510	$19.005120	to	$20.402576	$1,033,246	0.30%	to	1.50%	0.68%	to	1.47%	20.89%	to	22.35%
2015	44,291	$15.720890	to	$16.675655	$716,584	0.30%	to	1.50%	1.49%	to	1.50%	(3.05)%	to	(1.87)%
2014	48,239	$16.214700	to	$16.994164	$801,413	0.30%	to	1.50%	1.01%	to	1.05%	14.51%	to	15.89%
American Funds Global Bond Fund
2018	5,620,115	$9.788153	to	$10.614502	$66,971,331	0.50%	to	2.80%	1.83%	to	2.30%	(4.06)%	to	(2.10)%
2017	6,241,749	$9.998043	to	$11.063204	$76,527,683	0.50%	to	2.80%	0.36%	to	0.64%	(0.02)%	to	3.90%
2016	6,012,338	$10.647519	to	$11.578507	$72,264,696	0.65%	to	2.80%	0.53%	to	0.55%	(0.12)%	to	2.05%
2015	6,995,613	$10.660491	to	$11.346048	$83,353,312	0.65%	to	2.80%	0.05%	to	0.05%	(6.72)%	to	(4.69)%
2014	9,116,977	$11.427881	to	$11.903991	$115,218,960	0.65%	to	2.80%	1.20%	to	1.21%	(1.41)%	to	0.73%
American Funds Global Growth and Income Fund
2018	10,304,658	$9.594819	to	$21.759494	$153,644,023	0.30%	to	2.80%	1.49%	to	2.10%	(12.13)%	to	(10.16)%
2017	12,007,007	$10.679784	to	$24.762218	$200,823,377	0.30%	to	2.80%	1.83%	to	2.07%	6.80%	to	22.59%
2016	11,176,644	$20.199758	to	$20.631414	$164,500,263	0.65%	to	2.80%	1.75%	to	1.87%	4.38%	to	6.65%
2015	13,110,986	$19.344990	to	$19.351769	$182,895,707	0.65%	to	2.80%	1.33%	to	1.92%	(4.07)%	to	(1.98)%
2014	15,798,685	$19.735829	to	$20.172002	$226,969,193	0.65%	to	2.80%	3.07%	to	3.79%	2.72%	to	4.96%
American Funds Asset Allocation Fund
2018	26,205,558	$9.942529	to	$20.443889	$536,366,677	0.30%	to	2.80%	—%	to	1.62%	(7.24)%	to	(5.12)%
2017	29,622,457	$10.478833	to	$22.039431	$646,846,987	0.30%	to	2.80%	1.06%	to	1.49%	4.79%	to	13.02%
2016	30,714,165	$19.500036	to	$21.401229	$615,841,369	0.65%	to	2.80%	1.63%	to	1.63%	6.39%	to	8.70%
2015	35,447,211	$18.328943	to	$19.688160	$662,185,767	0.65%	to	2.80%	1.51%	to	1.63%	(1.40)%	to	0.74%
2014	42,163,505	$18.589341	to	$19.543111	$791,683,183	0.65%	to	2.80%	1.44%	to	2.30%	2.49%	to	4.71%
American Funds Blue Chip Income and Growth Fund
2018	166,365,386	$9.920577	to	$23.998900	$343,938,518	0.30%	to	2.80%	—%	to	1.91%	(11.18)%	to	(9.19)%
2017	192,383,937	$10.915463	to	$27.019907	$444,164,415	0.50%	to	2.80%	1.53%	to	2.32%	9.15%	to	13.81%
2016	223,989,200	$23.741193	to	$26.532294	$424,290,310	0.65%	to	2.80%	1.90%	to	2.14%	15.42%	to	17.93%
2015	254,241,673	$20.568725	to	$22.498131	$412,227,632	0.65%	to	2.80%	1.84%	to	1.85%	(5.61)%	to	(3.56)%
2014	309,368,792	$21.791408	to	$23.328378	$524,639,657	0.65%	to	2.80%	2.68%	to	2.97%	12.18%	to	14.61%
American Funds Bond Fund
2018	39,729,010	$9.919595	to	$11.471362	$560,828,893	0.30%	to	2.80%	1.95%	to	2.34%	(3.45)%	to	(1.18)%
2017	45,395,249	$10.029764	to	$11.881812	$655,757,093	0.50%	to	2.80%	1.43%	to	2.12%	0.30%	to	0.80%
2016	37,622,843	$11.787218	to	$12.807547	$581,920,132	0.65%	to	2.80%	1.61%	to	1.82%	0.10%	to	2.28%
2015	41,707,585	$11.775228	to	$12.522379	$636,445,614	0.65%	to	2.80%	1.53%	to	1.70%	(2.49)%	to	(0.38)%
2014	49,995,861	$12.076501	to	$12.569562	$772,885,175	0.65%	to	2.80%	1.78%	to	2.50%	2.37%	to	4.60%
American Funds Global Growth Fund
2018	8,694,374	$9.681804	to	$24.210580	$189,532,658	0.30%	to	2.80%	—%	to	0.66%	(11.56)%	to	(9.51)%
2017	9,919,412	$10.690165	to	$27.374033	$241,148,675	0.50%	to	2.80%	0.48%	to	0.72%	6.90%	to	27.84%
2016	9,645,931	$21.095554	to	$21.412322	$199,082,119	0.65%	to	2.80%	0.89%	to	0.98%	(2.16)%	to	(0.03)%
2015	11,697,171	$21.102098	to	$21.884394	$243,330,240	0.65%	to	2.80%	0.98%	to	1.00%	3.98%	to	6.24%
2014	13,099,940	$19.861896	to	$21.045920	$261,257,937	0.65%	to	2.80%	1.05%	to	1.14%	(0.51)%	to	1.65%
American Funds Growth Fund
2018	60,010,279	$10.640480	to	$30.792652	$1,251,103,962	0.30%	to	2.80%	0.15%	to	0.42%	(3.00)%	to	(0.80)%
2017	70,312,303	$10.726522	to	$31.745880	$1,490,487,512	0.30%	to	2.80%	0.35%	to	0.49%	7.27%	to	24.75%
2016	62,485,415	$25.447295	to	$26.005317	$1,217,435,416	0.65%	to	2.80%	0.73%	to	0.80%	6.47%	to	8.78%
2015	74,103,321	$23.902017	to	$23.906739	$1,343,454,104	0.65%	to	2.80%	0.58%	to	0.61%	3.91%	to	6.17%
2014	88,681,039	$22.518307	to	$23.003194	$1,533,269,584	0.65%	to	2.80%	0.72%	to	0.87%	5.51%	to	7.81%
American Funds Growth-Income Fund
2018	50,717,703	$10.577822	to	$26.287348	$1,159,525,902	0.30%	to	2.80%	0.07%	to	1.32%	(4.50)%	to	(2.35)%
2017	59,038,124	$10.832443	to	$27.525937	$1,396,827,005	0.30%	to	2.80%	1.03%	to	1.44%	8.32%	to	19.00%
2016	57,283,146	$23.130093	to	$24.880536	$1,249,416,840	0.65%	to	2.80%	1.44%	to	1.56%	8.44%	to	10.80%
2015	67,483,085	$21.329406	to	$22.455693	$1,343,073,267	0.65%	to	2.80%	1.29%	to	1.31%	(1.35)%	to	0.80%
2014	81,385,307	$21.620632	to	$22.278013	$1,624,836,107	0.65%	to	2.80%	1.22%	to	1.60%	7.58%	to	9.92%
American Funds International Fund
2018	23,715,497	$9.255268	to	$16.999775	$324,664,175	0.30%	to	2.80%	1.17%	to	1.68%	(15.53)%	to	(13.67)%
2017	26,072,803	$10.720462	to	$20.126051	$419,068,069	0.30%	to	2.80%	1.12%	to	1.31%	7.20%	to	28.50%
2016	19,010,254	$15.062261	to	$15.662360	$284,007,792	0.65%	to	2.80%	1.24%	to	1.25%	0.67%	to	2.86%
2015	21,936,590	$14.643275	to	$15.557561	$322,137,950	0.65%	to	2.80%	1.22%	to	1.46%	(7.16)%	to	(5.14)%
2014	25,478,826	$15.437469	to	$16.758016	$399,232,673	0.65%	to	2.80%	1.26%	to	1.79%	(5.34)%	to	(3.28)%
American Funds New World Fund
2018	4,332,865	$9.301084	to	$16.494279	$93,536,362	0.30%	to	2.80%	0.21%	to	0.93%	(16.41)%	to	(14.51)%
2017	5,096,826	$10.879165	to	$19.733185	$130,777,921	0.30%	to	2.80%	0.77%	to	0.86%	8.79%	to	25.87%
2016	4,048,215	$14.854052	to	$15.677068	$100,940,043	0.65%	to	2.80%	0.74%	to	0.88%	2.35%	to	4.58%
2015	4,720,908	$14.204159	to	$15.316919	$113,909,236	0.65%	to	2.80%	0.51%	to	0.57%	(5.82)%	to	(3.77)%
2014	5,700,776	$14.760859	to	$16.263423	$144,818,397	0.65%	to	2.80%	0.89%	to	1.64%	(10.42)%	to	(8.47)%
American Funds Global Small Capitalization Fund
2018	6,678,822	$9.694514	to	$22.793980	$123,863,378	0.30%	to	2.80%	—%	to	0.08%	(13.02)%	to	(11.07)%
2017	7,574,123	$10.901655	to	$26.205876	$159,244,824	0.30%	to	2.80%	0.03%	to	0.43%	9.02%	to	22.42%
2016	5,746,511	$18.971796	to	$21.406541	$123,282,848	0.65%	to	2.80%	0.23%	to	0.25%	(0.72)%	to	1.44%
2015	6,952,345	$18.703056	to	$21.561959	$148,360,655	0.65%	to	2.80%	—%	to	—%	(2.50)%	to	(0.38)%
2014	8,231,966	$18.775047	to	$22.115696	$178,438,387	0.65%	to	2.80%	0.12%	to	0.14%	(0.70)%	to	1.46%
Wells Fargo VT Omega Growth Fund
2018	32,371	$23.337095	to	$25.719009	$781,216	1.35%	to	2.50%	—%	to	—%	(2.20)%	to	(1.07)%
2017	39,818	$23.862098	to	$25.996768	$977,174	1.35%	to	2.50%	0.01%	to	0.01%	31.28%	to	32.79%
2016	36,279	$18.176955	to	$19.576908	$679,238	1.35%	to	2.50%	—%	to	—%	(1.96)%	to	(0.83)%
2015	45,278	$18.541240	to	$19.740818	$862,511	1.35%	to	2.50%	—%	to	—%	(1.16)%	to	(0.01)%
2014	49,932	$18.758542	to	$19.743762	$957,060	1.35%	to	2.50%	—%	to	—%	1.30%	to	2.47%
Fidelity® VIP Growth Portfolio
2018	344,364	$21.331730	to	$30.208767	$7,208,009	0.85%	to	2.75%	0.03%	to	0.04%	(3.13)%	to	(1.27)%
2017	332,885	$21.607217	to	$31.186229	$7,127,386	0.85%	to	2.75%	0.01%	to	0.09%	31.16%	to	33.68%
2016	304,106	$16.163987	to	$23.776883	$4,807,498	0.85%	to	2.75%	—%	to	—%	(2.18)%	to	(0.30)%
2015	396,131	$16.212806	to	$24.306204	$6,307,600	0.85%	to	2.75%	0.01%	to	0.03%	4.00%	to	6.00%
2014	464,276	$15.295179	to	$23.441676	$6,963,451	0.85%	to	2.70%	—%	to	—%	8.06%	to	10.07%
Fidelity® VIP Contrafund® Portfolio
2018	2,462,778	$24.905161	to	$28.727338	$48,940,346	0.30%	to	2.75%	0.14%	to	0.43%	(9.17)%	to	(6.92)%
2017	2,833,361	$27.420725	to	$30.862825	$61,032,652	0.30%	to	2.75%	0.49%	to	0.78%	18.29%	to	21.22%
2016	3,446,886	$23.180801	to	$25.459673	$61,582,760	0.30%	to	2.75%	—%	to	0.63%	4.81%	to	7.41%
2015	4,234,166	$22.117416	to	$23.703842	$71,037,540	0.30%	to	2.75%	0.72%	to	1.08%	(2.31)%	to	0.11%
2014	5,104,483	$22.640127	to	$23.676669	$85,715,982	0.30%	to	2.75%	0.76%	to	1.00%	8.63%	to	11.32%
Fidelity® VIP Mid Cap Portfolio
2018	1,846,519	$23.833056	to	$25.409405	$32,491,587	0.30%	to	2.75%	0.38%	to	0.52%	(17.09)%	to	(15.03)%
2017	2,170,961	$28.744400	to	$29.903032	$45,581,416	0.30%	to	2.75%	0.37%	to	0.48%	17.27%	to	20.18%
2016	2,617,830	$24.511615	to	$24.882901	$46,084,251	0.30%	to	2.75%	0.32%	to	0.33%	8.89%	to	11.59%
2015	3,237,684	$22.298947	to	$22.510998	$51,691,751	0.30%	to	2.75%	0.23%	to	0.30%	(4.30)%	to	(1.92)%
2014	3,896,587	$22.736200	to	$23.521879	$63,830,530	0.30%	to	2.75%	0.01%	to	0.02%	3.16%	to	5.71%
Fidelity® VIP Value Strategies Portfolio
2018	79,732	$16.306147	to	$27.110179	$1,295,422	0.85%	to	2.70%	0.28%	to	0.71%	(19.70)%	to	(18.20)%
2017	100,333	$19.933332	to	$33.760175	$2,017,527	0.85%	to	2.70%	0.62%	to	1.27%	15.91%	to	18.08%
2016	133,462	$16.881624	to	$29.125133	$2,288,094	0.85%	to	2.70%	0.91%	to	0.97%	6.36%	to	8.35%
2015	204,157	$15.581038	to	$27.383313	$3,176,777	0.85%	to	2.70%	0.82%	to	0.90%	(5.77)%	to	(4.01)%
2014	283,720	$16.231901	to	$29.060046	$4,574,058	0.85%	to	2.70%	0.50%	to	0.80%	3.68%	to	5.61%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2018	107,907	$20.886845	to	$28.500314	$2,186,819	0.85%	to	2.70%	0.33%	to	0.33%	(7.70)%	to	(5.97)%
2017	115,614	$22.432813	to	$30.876583	$2,518,380	0.75%	to	2.70%	0.29%	to	0.77%	20.21%	to	22.58%
2016	148,903	$18.300731	to	$25.684843	$2,632,250	0.75%	to	2.70%	0.73%	to	0.74%	(0.08)%	to	1.89%
2015	234,125	$17.960896	to	$25.704296	$4,032,502	0.75%	to	2.70%	0.59%	to	0.60%	(1.67)%	to	0.27%
2014	247,751	$17.912598	to	$26.140092	$4,284,335	0.75%	to	2.70%	0.03%	to	0.22%	7.71%	to	9.83%
Fidelity® VIP Strategic Income Portfolio
2018	107,119	$11.683507	to	$15.785044	$1,477,624	0.30%	to	1.50%	2.53%	to	3.32%	(4.27)%	to	(3.11)%
2017	122,694	$12.204593	to	$16.292343	$1,766,495	0.30%	to	1.50%	2.99%	to	3.00%	5.94%	to	7.22%
2016	107,284	$11.519829	to	$14.968580	$1,422,291	0.50%	to	1.50%	3.38%	to	8.18%	6.41%	to	7.48%
2015	84,222	$10.825956	to	$13.927036	$1,080,696	0.50%	to	1.50%	2.43%	to	2.56%	(3.40)%	to	(2.42)%
2014	102,544	$11.206529	to	$14.273150	$1,332,036	0.50%	to	1.50%	2.76%	to	2.87%	1.83%	to	2.86%
Franklin Rising Dividends VIP Fund
2018	11,957,652	$23.820835	to	$29.400711	$317,633,896	0.30%	to	2.80%	—%	to	1.23%	(7.70)%	to	(5.45)%
2017	14,009,676	$25.807302	to	$31.095051	$399,111,952	0.30%	to	2.80%	1.33%	to	1.61%	17.23%	to	20.04%
2016	16,623,896	$22.014024	to	$25.903195	$399,706,589	0.30%	to	2.80%	0.85%	to	1.01%	12.84%	to	15.59%
2015	19,627,341	$19.509293	to	$22.410058	$414,023,269	0.30%	to	2.80%	1.44%	to	1.47%	(6.31)%	to	(4.04)%
2014	23,625,692	$20.822970	to	$23.353392	$526,505,475	0.30%	to	2.80%	1.26%	to	1.38%	5.72%	to	8.29%
Franklin Income VIP Fund
2018	24,236,716	$18.876011	to	$19.913326	$485,208,905	0.30%	to	2.80%	—%	to	5.00%	(6.95)%	to	(4.70)%
2017	28,538,059	$20.285231	to	$20.895917	$606,827,557	0.30%	to	2.80%	4.21%	to	8.01%	6.65%	to	9.22%
2016	33,949,625	$19.021188	to	$19.131689	$669,321,675	0.30%	to	2.80%	4.34%	to	10.13%	10.88%	to	13.53%
2015	40,775,427	$16.851996	to	$17.155407	$716,791,811	0.30%	to	2.80%	4.43%	to	4.60%	(9.62)%	to	(7.42)%
2014	50,807,294	$18.203398	to	$18.981745	$979,864,434	0.30%	to	2.80%	3.04%	to	4.69%	1.73%	to	4.21%
Franklin Large Cap Growth VIP Fund
2018	2,449,726	$23.212650	to	$23.275572	$48,563,075	0.85%	to	2.80%	—%	to	—%	(4.19)%	to	(2.30)%
2017	2,939,730	$23.759455	to	$24.293354	$60,185,340	0.85%	to	2.80%	0.46%	to	0.61%	24.57%	to	27.02%
2016	3,376,113	$18.704876	to	$19.501475	$55,050,262	0.85%	to	2.80%	—%	to	—%	(4.50)%	to	(2.62)%
2015	4,315,235	$19.208827	to	$20.421344	$72,753,062	0.85%	to	2.80%	0.27%	to	0.27%	2.71%	to	4.73%
2014	4,992,901	$18.341304	to	$19.883080	$81,345,950	0.85%	to	2.80%	1.05%	to	1.08%	9.36%	to	11.51%
Franklin Global Real Estate VIP Fund
2018	172,374	$16.853118	to	$29.104006	$3,796,411	0.95%	to	2.80%	—%	to	2.64%	(9.35)%	to	(7.66)%
2017	208,226	$18.591557	to	$31.517252	$4,998,111	0.95%	to	2.80%	3.01%	to	3.18%	7.42%	to	9.43%
2016	240,880	$17.306622	to	$28.801366	$5,290,790	0.95%	to	2.80%	—%	to	1.17%	(2.23)%	to	(0.41)%
2015	270,095	$17.701964	to	$28.919703	$6,008,852	0.95%	to	2.80%	3.12%	to	3.18%	(2.21)%	to	(0.38)%
2014	329,570	$18.101196	to	$29.029698	$7,397,583	0.95%	to	2.80%	0.45%	to	0.46%	11.84%	to	13.92%
Franklin Small-Mid Cap Growth VIP Fund
2018	6,485,817	$25.395749	to	$28.121593	$111,371,499	0.30%	to	2.80%	—%	to	—%	(7.99)%	to	(5.74)%
2017	7,468,122	$27.599807	to	$29.834508	$137,382,495	0.30%	to	2.80%	—%	to	—%	18.05%	to	20.94%
2016	8,821,024	$23.380067	to	$24.668667	$136,352,797	0.30%	to	2.80%	—%	to	—%	1.29%	to	3.72%
2015	10,438,844	$23.081525	to	$23.783036	$157,452,312	0.30%	to	2.80%	—%	to	—%	(5.35)%	to	(3.06)%
2014	12,376,717	$24.385128	to	$24.533967	$196,223,167	0.30%	to	2.80%	—%	to	—%	4.50%	to	7.07%
Franklin Small Cap Value VIP Fund
2018	2,647,976	$24.259372	to	$27.764714	$43,119,544	0.30%	to	2.75%	0.05%	to	0.87%	(15.24)%	to	(13.27)%
2017	3,080,722	$28.621801	to	$32.012289	$58,630,176	0.30%	to	2.75%	0.04%	to	0.67%	7.65%	to	10.23%
2016	3,800,291	$26.587670	to	$29.040831	$66,275,531	0.30%	to	2.75%	0.46%	to	0.66%	26.66%	to	29.73%
2015	3,650,059	$20.991766	to	$22.385491	$50,212,815	0.30%	to	2.75%	0.09%	to	0.89%	(9.90)%	to	(7.80)%
2014	4,294,345	$23.298291	to	$24.278304	$64,712,254	0.30%	to	2.75%	0.08%	to	0.74%	(2.16)%	to	0.18%
Franklin Strategic Income VIP Fund
2018	12,546,657	$14.647895	to	$15.405700	$230,150,851	0.30%	to	2.80%	2.18%	to	3.07%	(4.62)%	to	(2.53)%
2017	14,549,002	$15.357547	to	$15.805359	$277,263,838	0.30%	to	2.80%	2.69%	to	3.09%	1.85%	to	4.15%
2016	16,575,714	$15.079310	to	$15.175713	$307,649,697	0.30%	to	2.80%	3.21%	to	3.21%	5.26%	to	7.54%
2015	19,935,188	$14.111690	to	$14.325250	$347,847,567	0.30%	to	2.80%	6.11%	to	6.59%	(6.28)%	to	(4.26)%
2014	24,233,651	$14.740091	to	$15.285334	$449,783,789	0.30%	to	2.80%	5.54%	to	5.71%	(0.70)%	to	1.45%
Franklin Mutual Shares VIP Fund
2018	19,198,031	$18.464947	to	$21.751800	$381,757,499	0.30%	to	2.80%	2.24%	to	2.32%	(11.58)%	to	(9.43)%
2017	22,437,624	$20.882885	to	$24.016641	$498,668,499	0.30%	to	2.80%	1.60%	to	2.17%	5.36%	to	7.93%
2016	26,236,946	$19.821188	to	$22.252692	$546,352,159	0.30%	to	2.80%	2.10%	to	3.48%	12.85%	to	15.59%
2015	31,289,744	$17.563602	to	$19.250716	$569,611,868	0.30%	to	2.80%	2.83%	to	3.05%	(7.56)%	to	(5.33)%
2014	37,084,769	$19.000464	to	$20.335484	$722,392,206	0.30%	to	2.80%	1.32%	to	2.02%	4.16%	to	6.72%
Templeton Developing Markets VIP Fund
2018	1,984,393	$9.181585	to	$15.808248	$37,227,696	0.75%	to	2.80%	0.77%	to	1.10%	(17.78)%	to	(16.44)%
2017	2,409,893	$10.988310	to	$19.226779	$54,805,799	0.75%	to	2.80%	0.82%	to	0.83%	36.77%	to	39.26%
2016	2,745,982	$7.890648	to	$14.057444	$44,835,464	0.75%	to	2.80%	0.64%	to	1.08%	14.54%	to	16.44%
2015	3,077,756	$6.776297	to	$12.272687	$42,699,194	0.75%	to	2.80%	1.80%	to	2.47%	(21.65)%	to	(20.30)%
2014	3,719,348	$8.502407	to	$15.711905	$64,426,917	0.75%	to	2.75%	1.27%	to	1.77%	(10.58)%	to	(9.17)%
Templeton Foreign VIP Fund
2018	11,940,926	$13.716230	to	$14.956769	$145,794,147	0.30%	to	2.80%	1.80%	to	2.66%	(17.78)%	to	(15.79)%
2017	12,756,762	$16.682072	to	$17.761339	$187,462,676	0.30%	to	2.80%	1.03%	to	2.82%	13.47%	to	16.27%
2016	14,926,905	$14.701483	to	$15.275854	$190,816,473	0.30%	to	2.80%	1.63%	to	1.95%	4.22%	to	6.77%
2015	17,288,950	$14.106765	to	$14.307226	$209,657,204	0.30%	to	2.80%	2.09%	to	3.24%	(9.08)%	to	(6.93)%
2014	19,516,625	$15.372277	to	$15.514908	$257,467,042	0.30%	to	2.80%	1.45%	to	1.71%	(13.59)%	to	(11.49)%
Templeton Growth VIP Fund
2018	9,138,860	$16.738119	to	$18.688430	$137,083,857	0.50%	to	2.80%	1.98%	to	1.99%	(17.20)%	to	(15.31)%
2017	10,606,309	$20.215726	to	$22.065681	$189,772,954	0.50%	to	2.80%	1.45%	to	1.61%	15.23%	to	17.79%
2016	12,771,580	$17.543805	to	$18.733633	$195,538,651	0.50%	to	2.80%	1.54%	to	1.91%	6.59%	to	8.92%
2015	15,212,313	$16.458720	to	$17.199491	$216,171,880	0.50%	to	2.80%	2.39%	to	2.67%	(9.07)%	to	(7.01)%
2014	18,432,369	$18.100487	to	$18.496229	$284,644,288	0.50%	to	2.80%	1.24%	to	1.34%	(5.50)%	to	(3.37)%
Franklin Mutual Global Discovery VIP Fund
2018	6,444,802	$16.371480	to	$18.944755	$156,498,730	0.30%	to	2.80%	—%	to	2.66%	(13.67)%	to	(11.57)%
2017	7,598,510	$18.963990	to	$21.424104	$210,755,251	0.30%	to	2.80%	—%	to	2.03%	5.60%	to	8.18%
2016	8,749,935	$17.958351	to	$19.804647	$227,709,995	0.30%	to	2.80%	0.02%	to	1.63%	9.08%	to	11.68%
2015	10,580,504	$16.463719	to	$17.732712	$249,448,913	0.30%	to	2.80%	2.61%	to	2.78%	(6.31)%	to	(4.03)%
2014	12,507,613	$17.572790	to	$18.477426	$311,837,827	0.30%	to	2.80%	1.57%	to	2.37%	2.79%	to	5.28%
Franklin Flex Cap Growth VIP Fund
2018	1,293,208	$23.710450	to	$27.728948	$25,851,878	0.30%	to	2.75%	—%	to	—%	0.34%	to	2.79%
2017	1,155,409	$23.630633	to	$26.977144	$22,759,157	0.30%	to	2.75%	—%	to	—%	23.50%	to	26.41%
2016	1,418,488	$19.134239	to	$21.023945	$22,402,487	0.50%	to	2.75%	—%	to	—%	(5.52)%	to	(3.47)%
2015	1,789,660	$20.252735	to	$21.778839	$29,564,063	0.50%	to	2.75%	—%	to	—%	1.53%	to	3.80%
2014	2,190,538	$19.946646	to	$20.982180	$35,257,492	0.50%	to	2.75%	—%	to	—%	3.23%	to	5.45%
Templeton Global Bond VIP Fund
2018	2,813,144	$13.143033	to	$14.704197	$38,345,933	0.30%	to	2.75%	—%	to	—%	(0.87)%	to	1.59%
2017	3,470,775	$13.258132	to	$14.473838	$47,195,841	0.30%	to	2.75%	—%	to	—%	(1.00)%	to	1.46%
2016	3,978,351	$13.391947	to	$14.266090	$53,896,474	0.30%	to	2.75%	—%	to	—%	0.08%	to	2.56%
2015	4,718,501	$13.381345	to	$13.909852	$62,842,788	0.30%	to	2.75%	7.45%	to	9.62%	(6.99)%	to	(4.68)%
2014	5,510,026	$14.386281	to	$14.592335	$77,872,315	0.30%	to	2.75%	5.06%	to	5.06%	(1.07)%	to	1.39%
Hartford Balanced HLS Fund
2018	844,134	$17.365466	to	$20.297980	$13,888,152	0.75%	to	2.75%	1.27%	to	2.02%	(7.81)%	to	(5.95)%
2017	1,009,281	$18.463892	to	$22.018140	$17,409,773	0.75%	to	2.75%	2.08%	to	2.41%	12.46%	to	14.73%
2016	986,472	$16.093710	to	$19.579225	$14,912,187	0.75%	to	2.75%	2.74%	to	2.83%	3.16%	to	5.24%
2015	1,065,609	$15.291803	to	$19.046884	$15,451,065	0.75%	to	2.70%	1.90%	to	3.63%	(2.49)%	to	(0.57)%
2014	1,294,832	$15.379592	to	$19.533503	$19,029,607	0.75%	to	2.70%	1.81%	to	1.83%	6.87%	to	8.97%

Hartford Total Return Bond HLS Fund
2018	27,940,339	$12.539261	to	$14.619820	$354,652,251	0.30%	to	2.75%	3.96%	to	3.96%	(3.50)%	to	(1.10)%
2017	32,000,872	$12.993794	to	$14.783073	$415,178,451	0.30%	to	2.75%	2.48%	to	3.07%	2.31%	to	4.84%
2016	34,316,558	$12.700874	to	$14.100157	$428,905,117	0.30%	to	2.75%	2.54%	to	2.60%	1.66%	to	4.18%
2015	39,375,169	$12.493519	to	$13.534310	$477,127,747	0.30%	to	2.75%	2.64%	to	3.28%	(3.28)%	to	(0.88)%
2014	46,292,016	$12.917758	to	$13.655147	$571,968,762	0.30%	to	2.75%	2.68%	to	3.31%	3.02%	to	5.57%
Hartford Capital Appreciation HLS Fund
2018	15,941,263	$25.501961	to	$27.068075	$273,100,447	0.30%	to	2.75%	0.92%	to	0.92%	(9.48)%	to	(7.24)%

2017	19,295,231	$28.173404	to	$29.179248	$360,299,836	0.30%	to	2.75%	0.73%	to	1.18%	18.83%	to	21.77%
2016	23,607,077	$23.709489	to	$23.962093	$365,083,148	0.30%	to	2.75%	1.14%	to	1.17%	2.66%	to	5.21%
2015	28,153,379	$22.776496	to	$23.095343	$417,093,368	0.30%	to	2.75%	0.93%	to	0.99%	(1.72)%	to	0.71%
2014	34,264,581	$22.614953	to	$23.500457	$507,446,086	0.30%	to	2.75%	0.78%	to	0.89%	4.40%	to	6.99%
Hartford Dividend and Growth HLS Fund
2018	10,856,132	$24.187336	to	$29.151244	$214,615,173	0.30%	to	2.75%	1.89%	to	2.07%	(7.89)%	to	(5.60)%
2017	13,309,362	$26.258956	to	$30.881557	$282,222,360	0.30%	to	2.75%	0.92%	to	2.20%	15.15%	to	18.00%
2016	16,093,679	$22.804408	to	$26.170193	$291,705,438	0.30%	to	2.75%	1.57%	to	2.05%	11.77%	to	14.54%
2015	19,351,305	$20.402947	to	$22.847762	$308,876,581	0.30%	to	2.75%	1.47%	to	1.64%	(3.84)%	to	(1.45)%
2014	23,221,375	$21.217438	to	$23.184705	$379,363,203	0.30%	to	2.75%	1.04%	to	2.38%	9.90%	to	12.62%
Hartford Global Growth HLS Fund
2018	225,791	$26.970227	to	$29.977841	$4,051,030	0.30%	to	2.75%	0.50%	to	0.51%	(6.42)%	to	(4.09)%
2017	266,440	$28.819467	to	$31.257445	$5,185,145	0.30%	to	2.75%	—%	to	0.50%	29.13%	to	32.33%
2016	262,329	$11.870966	to	$22.318351	$3,856,725	0.30%	to	2.75%	—%	to	0.68%	(0.81)%	to	1.41%
2015	330,750	$11.706080	to	$22.501304	$4,709,379	0.30%	to	2.75%	—%	to	0.29%	5.11%	to	7.44%
2014	260,942	$10.895575	to	$21.473127	$3,554,428	0.30%	to	2.70%	—%	to	0.56%	3.94%	to	8.96%
Hartford Disciplined Equity HLS Fund
2018	2,402,842	$28.750748	to	$33.677853	$53,248,095	0.30%	to	2.75%	0.69%	to	0.73%	(4.65)%	to	(2.29)%
2017	3,055,760	$30.153710	to	$34.465864	$70,287,111	0.30%	to	2.75%	0.87%	to	0.92%	18.61%	to	21.55%
2016	3,658,924	$25.422223	to	$28.354952	$69,893,555	0.30%	to	2.75%	0.92%	to	0.98%	2.89%	to	5.44%
2015	4,311,941	$24.707800	to	$26.891203	$78,922,730	0.30%	to	2.75%	0.76%	to	1.20%	3.94%	to	6.51%
2014	5,401,238	$23.771907	to	$25.246540	$93,748,052	0.30%	to	2.75%	0.39%	to	1.38%	13.03%	to	15.83%
Hartford Growth Opportunities HLS Fund
2018	3,690,876	$31.859571	to	$37.179413	$81,761,652	0.30%	to	2.75%	—%	to	—%	(2.20)%	to	0.23%
2017	4,719,521	$32.576607	to	$37.095472	$105,474,239	0.30%	to	2.75%	—%	to	—%	26.91%	to	30.06%
2016	6,005,130	$25.668615	to	$28.522519	$103,653,883	0.30%	to	2.75%	0.43%	to	0.44%	(3.19)%	to	(0.79)%
2015	7,231,563	$26.514567	to	$28.749309	$127,043,781	0.30%	to	2.75%	0.13%	to	0.14%	8.71%	to	11.40%
2014	9,265,589	$24.391204	to	$25.807052	$147,044,785	0.30%	to	2.75%	0.19%	to	0.29%	11.05%	to	13.80%
Hartford High Yield HLS Fund
2018	1,291,276	$20.455033	to	$20.721722	$22,161,978	0.30%	to	2.75%	5.27%	to	6.80%	(6.06)%	to	(3.73)%
2017	1,518,613	$21.525513	to	$21.775628	$27,273,539	0.30%	to	2.75%	5.18%	to	6.35%	4.69%	to	7.28%
2016	1,784,247	$20.064318	to	$20.800753	$30,002,601	0.30%	to	2.75%	6.07%	to	6.18%	11.15%	to	13.91%
2015	1,918,000	$17.614511	to	$18.713796	$29,061,362	0.30%	to	2.75%	3.76%	to	7.66%	(6.90)%	to	(4.59)%
2014	2,411,993	$18.462129	to	$20.101003	$38,582,200	0.30%	to	2.75%	6.58%	to	9.09%	(0.20)%	to	2.27%
Hartford International Opportunities HLS Fund
2018	2,255,164	$15.740108	to	$17.459030	$24,805,799	0.30%	to	2.75%	—%	to	1.97%	(20.95)%	to	(18.99)%
2017	2,335,203	$19.912101	to	$21.551337	$32,179,511	0.30%	to	2.75%	1.38%	to	1.45%	21.86%	to	24.88%
2016	2,809,239	$16.340564	to	$17.258079	$31,168,276	0.30%	to	2.75%	—%	to	1.69%	(1.49)%	to	0.95%
2015	3,239,257	$16.587690	to	$16.874218	$35,938,493	0.50%	to	2.75%	1.26%	to	1.44%	(0.89)%	to	1.37%
2014	3,886,054	$16.736370	to	$16.830703	$42,778,575	0.30%	to	2.75%	—%	to	2.15%	(6.48)%	to	(4.16)%
Hartford MidCap Growth HLS Fund+
2018	217,690	$18.875074	to	$27.576520	$4,066,365	0.75%	to	2.75%	0.67%	to	0.81%	(12.49)%	to	(10.72)%
2017	254,084	$21.142541	to	$31.513895	$5,336,612	0.75%	to	2.75%	—%	to	—%	11.32%	to	13.57%
2016	285,147	$18.452482	to	$28.423377	$5,289,564	0.85%	to	2.70%	0.88%	to	1.48%	13.38%	to	15.50%
2015	346,758	$15.976238	to	$25.068396	$5,528,895	0.85%	to	2.70%	1.26%	to	1.51%	(7.27)%	to	(5.54)%
2014	423,478	$16.913383	to	$27.034635	$7,167,689	0.85%	to	2.70%	0.84%	to	1.49%	2.42%	to	4.33%

Hartford Ultrashort Bond HLS Fund
2018	113,630,044	$7.834631	to	$10.003964	$134,005,501	0.30%	to	2.80%	0.92%	to	1.14%	(1.24)%	to	0.97%
2017	117,103,265	$7.932890	to	$9.907999	$135,483,984	0.30%	to	2.80%	0.50%	to	0.68%	(1.78)%	to	0.50%
2016	137,441,753	$8.076279	to	$9.858641	$164,861,963	0.30%	to	2.80%	0.17%	to	0.47%	(1.82)%	to	0.34%
2015	161,425,005	$8.226209	to	$9.824980	$196,796,827	0.30%	to	2.80%	—%	to	0.32%	(2.64)%	to	(0.39)%
2014	201,242,987	$8.449044	to	$9.863416	$245,915,008	0.30%	to	2.80%	—%	to	—%	(2.66)%	to	(0.40)%
Hartford Small Company HLS Fund
2018	403,212	$24.949259	to	$29.025186	$7,829,177	0.30%	to	2.75%	—%	to	—%	(6.83)%	to	(4.52)%
2017	459,894	$26.778910	to	$30.398870	$9,371,476	0.30%	to	2.75%	—%	to	—%	22.94%	to	25.98%
2016	574,346	$21.782727	to	$24.129307	$9,304,990	0.30%	to	2.75%	—%	to	—%	(0.72)%	to	1.74%
2015	708,091	$21.941570	to	$23.410469	$11,294,114	0.50%	to	2.75%	—%	to	—%	(10.70)%	to	(8.67)%
2014	899,570	$24.571503	to	$25.632868	$15,918,053	0.50%	to	2.75%	—%	to	—%	4.17%	to	6.54%
Hartford SmallCap Growth HLS Fund
2018	254,160	$25.489508	to	$32.493141	$6,128,516	0.85%	to	2.70%	—%	to	—%	(14.05)%	to	(12.45)%
2017	270,646	$29.113197	to	$37.806308	$7,539,079	0.85%	to	2.70%	0.04%	to	0.04%	16.88%	to	19.06%
2016	262,837	$24.452916	to	$32.347106	$6,187,974	0.85%	to	2.70%	0.15%	to	0.16%	9.38%	to	11.42%
2015	349,639	$21.946095	to	$29.572946	$7,438,316	0.85%	to	2.70%	0.06%	to	0.08%	(3.20)%	to	(1.39)%
2014	386,127	$22.255139	to	$30.456529	$8,426,751	0.85%	to	2.75%	0.04%	to	0.07%	2.96%	to	4.94%
Hartford Stock HLS Fund
2018	124,953	$20.854119	to	$28.035981	$2,514,293	0.75%	to	2.75%	1.57%	to	1.60%	(2.85)%	to	(0.89)%
2017	142,368	$21.041260	to	$28.859313	$2,911,375	0.75%	to	2.75%	1.81%	to	1.86%	16.60%	to	18.95%
2016	160,751	$17.688900	to	$24.751131	$2,749,650	0.75%	to	2.75%	1.82%	to	1.90%	4.50%	to	6.61%
2015	127,336	$16.591820	to	$23.684955	$2,042,478	0.75%	to	2.75%	1.68%	to	1.83%	(0.04)%	to	1.98%
2014	135,218	$16.270343	to	$23.767583	$2,184,736	0.75%	to	2.70%	1.92%	to	4.56%	8.34%	to	10.48%
Hartford U.S. Government Securities HLS Fund
2018	1,512,220	$9.462938	to	$11.777786	$15,525,640	0.50%	to	2.75%	2.24%	to	2.40%	(1.89)%	to	0.34%
2017	2,015,426	$9.645033	to	$11.938637	$20,782,466	0.30%	to	2.75%	—%	to	1.26%	(1.43)%	to	1.01%
2016	2,282,900	$9.784952	to	$11.818688	$23,603,588	0.30%	to	2.75%	1.52%	to	2.28%	(1.21)%	to	1.24%
2015	2,339,514	$9.905117	to	$11.674274	$24,164,613	0.30%	to	2.75%	1.73%	to	1.82%	(1.19)%	to	1.26%
2014	1,996,216	$10.024703	to	$11.403055	$20,624,542	0.50%	to	2.75%	2.05%	to	2.24%	—%	to	2.30%
Hartford Value HLS Fund
2018	599,285	$21.602618	to	$25.502106	$10,715,374	0.50%	to	2.70%	1.36%	to	1.55%	(12.58)%	to	(10.63)%
2017	706,916	$24.710029	to	$28.535135	$14,268,660	0.50%	to	2.70%	1.14%	to	1.83%	12.37%	to	14.86%
2016	858,340	$21.990602	to	$24.842421	$15,091,684	0.50%	to	2.70%	1.71%	to	1.72%	10.67%	to	13.13%
2015	1,049,254	$19.871301	to	$21.959894	$16,383,347	0.50%	to	2.70%	1.54%	to	1.55%	(5.66)%	to	(3.56)%
2014	1,225,238	$21.064438	to	$22.771698	$19,906,746	0.50%	to	2.70%	1.47%	to	1.50%	8.40%	to	10.81%
Lord Abbett Fundamental Equity Fund
2018	431,468	$17.768894	to	$22.381671	$8,360,895	0.30%	to	1.50%	1.48%	to	1.52%	(9.52)%	to	(8.43)%
2017	489,396	$19.639304	to	$24.442408	$10,425,364	0.30%	to	1.50%	1.01%	to	1.08%	10.90%	to	12.24%
2016	590,335	$17.709076	to	$21.777355	$11,260,482	0.30%	to	1.50%	1.13%	to	1.16%	14.02%	to	15.40%
2015	749,744	$15.531399	to	$18.871612	$12,415,393	0.30%	to	1.50%	1.11%	to	1.18%	(4.88)%	to	(3.73)%
2014	829,970	$16.328531	to	$19.603342	$14,338,556	0.30%	to	1.50%	0.39%	to	0.41%	5.55%	to	6.82%
Lord Abbett Calibrated Dividend Growth Fund
2018	580,067	$21.153997	to	$23.150651	$11,512,131	0.85%	to	2.70%	1.56%	to	1.78%	(7.21)%	to	(5.48)%
2017	744,634	$22.380222	to	$24.950037	$15,778,135	0.85%	to	2.70%	1.39%	to	1.65%	15.95%	to	18.12%
2016	829,625	$18.947640	to	$21.517417	$15,026,874	0.85%	to	2.70%	1.51%	to	1.73%	12.04%	to	14.13%

2015	818,367	$16.602197	to	$19.205816	$13,043,354	0.85%	to	2.70%	1.69%	to	1.78%	(4.74)%	to	(2.96)%
2014	920,900	$15.338077	to	$17.108718	$15,224,523	0.85%	to	2.45%	1.61%	to	1.76%	8.84%	to	10.60%
Lord Abbett Bond Debenture Fund
2018	1,623,048	$18.253325	to	$18.465138	$27,322,304	0.30%	to	2.75%	2.06%	to	4.34%	(6.62)%	to	(4.31)%
2017	1,944,938	$19.074756	to	$19.774784	$34,529,633	0.30%	to	2.75%	4.24%	to	5.27%	6.25%	to	8.88%
2016	2,191,012	$17.518370	to	$18.611543	$36,091,538	0.30%	to	2.75%	2.34%	to	4.59%	9.09%	to	11.80%
2015	2,462,725	$15.669714	to	$17.060285	$36,709,515	0.30%	to	2.75%	3.52%	to	5.91%	(4.20)%	to	(1.83)%
2014	2,959,499	$15.961104	to	$17.808571	$45,468,923	0.30%	to	2.75%	3.54%	to	4.35%	1.52%	to	4.03%
Lord Abbett Growth and Income Fund
2018	318,328	$20.106254	to	$21.464992	$5,145,419	0.50%	to	2.70%	1.30%	to	1.39%	(10.59)%	to	(8.60)%
2017	358,117	$22.488239	to	$23.485274	$6,380,452	0.50%	to	2.70%	1.30%	to	1.35%	10.36%	to	12.82%
2016	451,693	$20.376761	to	$20.817381	$7,083,092	0.50%	to	2.70%	1.17%	to	1.38%	13.99%	to	16.53%
2015	560,989	$17.864529	to	$17.875274	$7,622,513	0.50%	to	2.70%	1.20%	to	1.20%	(5.45)%	to	(3.35)%
2014	692,897	$18.483270	to	$18.906066	$9,796,907	0.50%	to	2.70%	0.53%	to	0.67%	4.79%	to	7.12%
MFS® Growth Fund
2018	6,133,274	$31.421847	to	$35.147304	$113,877,939	0.30%	to	2.80%	—%	to	0.09%	(0.17)%	to	2.10%
2017	7,074,218	$31.474515	to	$34.422833	$129,988,680	0.30%	to	2.80%	—%	to	0.10%	27.78%	to	30.69%
2016	8,637,030	$24.631996	to	$26.339016	$122,778,839	0.30%	to	2.80%	—%	to	0.05%	(0.39)%	to	1.87%
2015	10,041,725	$24.727335	to	$25.520887	$140,739,991	0.50%	to	2.80%	—%	to	0.20%	4.59%	to	6.77%
2014	11,391,500	$23.642338	to	$23.903523	$152,064,452	0.50%	to	2.80%	—%	to	0.10%	5.94%	to	8.14%
MFS® Global Equity Fund
2018	604,591	$22.025073	to	$29.797244	$14,187,572	0.85%	to	2.80%	0.93%	to	0.97%	(12.24)%	to	(10.51)%
2017	677,506	$25.095961	to	$33.295481	$17,955,365	0.85%	to	2.80%	0.83%	to	0.84%	20.65%	to	23.02%
2016	792,564	$20.801372	to	$27.065192	$17,286,675	0.85%	to	2.80%	0.94%	to	1.00%	4.38%	to	6.44%
2015	902,321	$19.928024	to	$25.428183	$18,594,347	0.85%	to	2.80%	1.04%	to	1.09%	(4.14)%	to	(2.25)%
2014	1,054,058	$20.787805	to	$26.012901	$22,414,530	0.85%	to	2.80%	0.69%	to	0.73%	1.01%	to	2.99%
MFS® Investors Trust Fund
2018	5,562,235	$23.603351	to	$27.208442	$98,100,581	0.50%	to	2.80%	0.44%	to	0.67%	(8.10)%	to	(6.18)%
2017	6,645,003	$25.683454	to	$28.999979	$125,968,764	0.50%	to	2.80%	0.55%	to	0.59%	19.94%	to	22.41%
2016	7,912,747	$21.413220	to	$23.690084	$123,783,570	0.50%	to	2.80%	0.59%	to	0.86%	5.59%	to	7.78%
2015	9,578,000	$20.279694	to	$21.981049	$140,460,975	0.50%	to	2.80%	0.69%	to	0.89%	(2.55)%	to	(0.55)%
2014	11,987,858	$20.810395	to	$22.101507	$178,823,281	0.50%	to	2.80%	0.81%	to	1.14%	7.94%	to	10.16%
MFS® Mid Cap Growth Fund
2018	3,792,952	$13.268367	to	$32.802850	$43,126,770	0.70%	to	2.80%	—%	to	—%	(1.56)%	to	0.53%
2017	3,995,361	$13.198596	to	$33.323344	$45,491,916	0.70%	to	2.80%	0.12%	to	0.12%	23.49%	to	26.11%
2016	4,642,247	$10.465894	to	$26.984205	$42,265,469	0.70%	to	2.80%	—%	to	—%	2.01%	to	4.18%
2015	5,921,373	$10.046107	to	$26.451622	$52,127,831	0.70%	to	2.80%	—%	to	—%	1.72%	to	3.88%
2014	6,283,614	$9.670650	to	$26.003493	$53,878,020	0.70%	to	2.80%	—%	to	—%	5.86%	to	8.10%
MFS® New Discovery Fund
2018	2,889,259	$18.004396	to	$35.265658	$67,501,124	0.30%	to	2.80%	—%	to	—%	(4.20)%	to	(2.01)%
2017	3,381,773	$18.373911	to	$36.811059	$81,873,280	0.30%	to	2.80%	—%	to	—%	23.16%	to	25.95%
2016	4,050,785	$14.587915	to	$29.888778	$78,731,933	0.30%	to	2.80%	—%	to	—%	6.04%	to	8.47%
2015	4,804,092	$13.448482	to	$28.186188	$87,687,735	0.30%	to	2.80%	—%	to	—%	(4.60)%	to	(2.44)%
2014	6,101,489	$13.784625	to	$29.543884	$115,937,160	0.30%	to	2.80%	—%	to	—%	(9.82)%	to	(7.77)%
MFS® Total Return Fund
2018	16,356,311	$17.008213	to	$19.533646	$314,878,710	0.50%	to	2.80%	2.01%	to	2.20%	(8.22)%	to	(6.34)%

2017	18,942,270	$18.531286	to	$20.856045	$392,914,262	0.50%	to	2.80%	2.18%	to	2.33%	9.20%	to	11.47%
2016	21,338,580	$16.970149	to	$18.710636	$402,120,648	0.50%	to	2.80%	2.72%	to	3.44%	6.08%	to	8.27%
2015	24,907,211	$15.997080	to	$17.281075	$438,472,800	0.50%	to	2.80%	2.36%	to	2.60%	(3.12)%	to	(1.08)%
2014	29,349,919	$16.512607	to	$17.662229	$529,209,414	0.30%	to	2.80%	—%	to	1.87%	5.50%	to	7.91%
MFS® Value Fund
2018	7,949,863	$22.384386	to	$26.060543	$188,324,052	0.30%	to	2.80%	1.34%	to	1.60%	(12.57)%	to	(10.62)%
2017	9,268,810	$25.602921	to	$29.158588	$248,060,668	0.30%	to	2.80%	1.95%	to	2.80%	14.40%	to	17.00%
2016	10,966,308	$22.379369	to	$24.922682	$251,725,979	0.30%	to	2.80%	1.48%	to	2.33%	10.94%	to	13.43%
2015	13,176,343	$20.172589	to	$21.970943	$268,181,525	0.30%	to	2.80%	1.29%	to	2.39%	(3.48)%	to	(1.23)%
2014	15,543,246	$20.899410	to	$22.244720	$324,071,207	0.30%	to	2.80%	1.30%	to	1.62%	7.46%	to	9.87%
MFS® Total Return Bond Series
2018	30,203,152	$12.502604	to	$14.220199	$412,528,001	0.30%	to	2.80%	2.42%	to	3.24%	(3.82)%	to	(1.62)%
2017	35,811,847	$12.998837	to	$14.454941	$502,285,810	0.30%	to	2.80%	2.62%	to	3.40%	1.57%	to	3.87%
2016	38,148,403	$12.797583	to	$13.916194	$520,214,626	0.30%	to	2.80%	1.84%	to	4.02%	1.36%	to	3.70%
2015	42,254,978	$12.626347	to	$13.419897	$561,168,879	0.30%	to	2.80%	3.21%	to	3.38%	(3.06)%	to	(0.88)%
2014	49,619,046	$13.024355	to	$13.538877	$671,404,628	0.30%	to	2.80%	2.83%	to	2.84%	2.92%	to	5.30%
MFS® Research Fund
2018	689,800	$25.408533	to	$25.737662	$15,758,840	0.85%	to	2.80%	0.67%	to	0.68%	(7.01)%	to	(5.18)%
2017	816,125	$26.796181	to	$27.678174	$19,827,240	0.85%	to	2.80%	1.33%	to	1.34%	19.96%	to	22.32%
2016	980,543	$21.905803	to	$23.072039	$19,606,867	0.85%	to	2.80%	0.77%	to	0.78%	5.73%	to	7.82%
2015	1,179,120	$20.317840	to	$21.820857	$22,014,371	0.85%	to	2.80%	0.72%	to	0.72%	(1.98)%	to	(0.05)%
2014	1,450,301	$20.327821	to	$22.261565	$27,188,206	0.85%	to	2.80%	0.79%	to	0.81%	7.16%	to	9.27%
MFS® High Yield Portfolio
2018	6,009,940	$10.500893	to	$11.692453	$66,479,236	0.85%	to	2.80%	5.23%	to	5.59%	(5.76)%	to	(3.90)%
2017	7,094,251	$11.142162	to	$12.166841	$82,430,207	0.85%	to	2.80%	5.99%	to	6.51%	3.74%	to	5.78%
2016	8,167,930	$10.740269	to	$11.501580	$90,637,053	0.85%	to	2.80%	6.80%	to	7.13%	10.68%	to	12.86%
2015	8,850,862	$9.703703	to	$10.190929	$87,891,764	0.85%	to	2.80%	6.61%	to	7.65%	(6.86)%	to	(5.03)%
2014	11,022,122	$10.418731	to	$10.730506	$116,451,812	0.85%	to	2.80%	4.36%	to	5.36%	(0.03)%	to	1.94%
BlackRock Managed Volatility V.I. Fund+
2018	18,917,925	$9.944640	to	$10.049156	$189,034,748	0.30%	to	1.50%	1.47%	to	1.56%	(0.55)%	to	0.49%
BlackRock Global Allocation V.I. Fund
2018	249,993	$11.746905	to	$12.714556	$3,050,152	0.50%	to	1.50%	0.75%	to	0.87%	(8.96)%	to	(8.04)%
2017	322,727	$12.902316	to	$14.018676	$4,288,316	0.30%	to	1.50%	—%	to	1.26%	12.02%	to	13.37%
2016	371,023	$11.518333	to	$12.365724	$4,374,530	0.30%	to	1.50%	0.85%	to	1.27%	2.26%	to	3.49%
2015	434,336	$11.263821	to	$11.948258	$4,989,616	0.30%	to	1.50%	1.02%	to	1.05%	(2.48)%	to	(1.30)%
2014	409,520	$11.549686	to	$12.105308	$4,807,811	0.30%	to	1.50%	1.63%	to	2.25%	0.41%	to	1.63%
BlackRock Global Opportunities V.I. Fund+
2018	—	$18.178699	to	$19.935891	$—	1.40%	to	2.35%	—%	to	—%	0.14%	to	0.65%
2017	8,645	$18.061574	to	$20.726269	$178,237	1.40%	to	2.45%	—%	to	7.19%	22.17%	to	23.45%
2016	11,387	$14.630141	to	$16.965646	$192,278	1.40%	to	2.45%	1.45%	to	2.05%	1.08%	to	2.15%
2015	13,907	$14.322338	to	$16.784034	$228,573	1.40%	to	2.45%	0.78%	to	0.97%	(1.72)%	to	(0.69)%
2014	20,621	$14.421304	to	$17.078460	$340,805	1.40%	to	2.45%	1.08%	to	1.16%	(6.47)%	to	(5.49)%
BlackRock S&P 500 Index V.I. Fund+
2018	2,949,855	$9.179496	to	$9.259866	$27,195,572	0.50%	to	1.50%	0.87%	to	0.98%	(8.21)%	to	(7.40)%
BlackRock Large Cap Focus Growth V.I. Fund
2018	37,538	$21.295723	to	$22.114518	$852,663	1.40%	to	2.40%	—%	to	—%	0.57%	to	1.58%

2017	32,732	$20.964346	to	$21.989346	$713,429	1.40%	to	2.40%	0.04%	to	0.04%	26.49%	to	27.76%
2016	34,067	$16.409527	to	$24.847190	$587,231	1.40%	to	2.60%	—%	to	0.58%	5.12%	to	6.38%
2015	40,893	$15.424747	to	$23.637915	$666,209	1.40%	to	2.60%	0.50%	to	0.60%	0.09%	to	1.30%
2014	52,098	$15.226766	to	$23.616209	$847,994	1.40%	to	2.60%	0.56%	to	0.61%	11.23%	to	12.58%
BlackRock Equity Dividend V.I. Fund
2018	330,993	$17.296234	to	$18.720835	$5,983,949	0.50%	to	1.50%	1.70%	to	1.73%	(8.79)%	to	(7.88)%
2017	366,948	$18.964125	to	$20.321731	$7,235,392	0.50%	to	1.50%	1.52%	to	1.56%	14.76%	to	15.91%
2016	459,446	$16.525564	to	$17.741094	$7,837,733	0.30%	to	1.50%	0.43%	to	1.57%	14.33%	to	15.71%
2015	642,928	$14.454091	to	$15.332222	$9,544,743	0.30%	to	1.50%	1.44%	to	1.45%	(2.29)%	to	(1.11)%
2014	679,670	$14.793529	to	$15.505077	$10,261,129	0.30%	to	1.50%	1.52%	to	1.64%	7.44%	to	8.74%
Morgan Stanley VIF Core Plus Fixed Income Portfolio
2018	54,489	$10.490950	to	$11.177474	$598,806	1.35%	to	2.50%	2.29%	to	2.30%	(3.36)%	to	(2.24)%
2017	57,811	$10.855365	to	$11.433487	$650,807	1.35%	to	2.50%	2.65%	to	2.89%	3.28%	to	4.47%
2016	58,272	$10.510559	to	$10.943776	$627,324	1.35%	to	2.50%	1.66%	to	1.66%	3.25%	to	4.44%
2015	61,649	$10.180099	to	$10.478496	$638,396	1.35%	to	2.50%	3.20%	to	3.65%	(3.28)%	to	(2.16)%
2014	80,658	$10.525379	to	$10.710012	$859,890	1.35%	to	2.50%	2.83%	to	2.98%	4.91%	to	6.12%
Morgan Stanley VIF Growth Portfolio
2018	89,228	$20.533733	to	$21.877160	$1,912,946	1.35%	to	2.50%	—%	to	—%	4.65%	to	5.86%
2017	104,276	$19.621835	to	$20.666424	$2,120,267	1.35%	to	2.50%	—%	to	—%	39.30%	to	40.91%
2016	122,888	$14.086260	to	$14.666750	$1,780,243	1.35%	to	2.50%	—%	to	—%	(4.35)%	to	(3.24)%
2015	155,219	$14.726161	to	$15.157585	$2,332,821	1.35%	to	2.50%	—%	to	—%	9.20%	to	10.47%
2014	200,188	$13.484988	to	$13.721383	$2,732,375	1.35%	to	2.50%	—%	to	—%	3.47%	to	4.67%
Morgan Stanley VIF Mid Cap Growth Portfolio
2018	436,965	$20.992792	to	$30.081415	$9,038,625	0.75%	to	2.75%	—%	to	—%	7.53%	to	9.70%
2017	566,431	$19.136337	to	$27.975403	$10,679,916	0.75%	to	2.75%	—%	to	—%	34.84%	to	37.56%
2016	660,504	$13.911017	to	$20.746745	$9,081,317	0.75%	to	2.75%	—%	to	—%	(11.32)%	to	(9.52)%
2015	757,510	$15.375321	to	$23.394195	$11,541,796	0.75%	to	2.75%	—%	to	—%	(8.54)%	to	(6.69)%
2014	882,595	$16.478001	to	$25.578603	$14,440,819	0.75%	to	2.75%	—%	to	—%	(0.92)%	to	1.08%
Invesco V.I. American Value Fund
2018	383,179	$17.103787	to	$23.669420	$6,649,337	0.85%	to	2.70%	0.19%	to	0.19%	(15.19)%	to	(13.60)%
2017	486,864	$19.797010	to	$27.908531	$9,762,560	0.85%	to	2.70%	0.59%	to	0.61%	6.76%	to	8.75%
2016	524,313	$18.203574	to	$26.141135	$9,695,149	0.85%	to	2.70%	0.12%	to	0.13%	12.15%	to	14.24%
2015	620,172	$15.933971	to	$23.308947	$9,999,891	0.85%	to	2.70%	0.01%	to	0.01%	(11.78)%	to	(10.13)%
2014	713,051	$17.729300	to	$26.419904	$12,854,092	0.85%	to	2.70%	0.18%	to	0.22%	6.56%	to	8.55%
BlackRock Capital Appreciation V.I. Fund
2018	258,112	$18.974761	to	$20.537687	$5,175,559	0.50%	to	1.50%	—%	to	—%	0.61%	to	1.62%
2017	309,859	$18.860184	to	$20.210434	$6,134,935	0.50%	to	1.50%	—%	to	—%	30.97%	to	32.28%
2016	449,402	$14.400641	to	$15.278228	$6,737,155	0.50%	to	1.50%	—%	to	—%	(1.62)%	to	(0.63)%
2015	520,018	$14.637837	to	$15.375355	$7,866,735	0.50%	to	1.50%	—%	to	—%	5.02%	to	6.08%
2014	608,729	$13.937768	to	$14.494328	$8,724,719	0.50%	to	1.50%	—%	to	—%	6.94%	to	8.01%
Oppenheimer Capital Appreciation Fund/VA
2018	93,111	$17.575314	to	$24.586540	$1,605,464	0.85%	to	2.75%	—%	to	—%	(8.51)%	to	(6.75)%
2017	116,652	$18.847828	to	$26.872804	$2,143,118	0.85%	to	2.75%	0.01%	to	0.01%	23.08%	to	25.43%
2016	122,044	$15.026166	to	$21.834458	$1,795,609	0.85%	to	2.75%	0.11%	to	0.12%	(5.08)%	to	(3.26)%
2015	165,209	$15.531833	to	$23.002491	$2,510,795	0.85%	to	2.75%	—%	to	—%	0.47%	to	2.39%
2014	164,652	$15.168776	to	$22.895896	$2,512,094	0.85%	to	2.75%	0.21%	to	0.26%	12.01%	to	14.15%

Oppenheimer Global Fund/VA
2018	470,554	$17.229964	to	$22.844788	$7,883,824	0.75%	to	2.75%	—%	to	0.76%	(15.74)%	to	(14.04)%
2017	603,990	$19.848103	to	$27.113411	$11,748,456	0.85%	to	2.75%	0.73%	to	0.74%	32.63%	to	35.17%
2016	704,970	$14.684228	to	$20.443601	$10,102,954	0.85%	to	2.75%	0.76%	to	0.79%	(2.87)%	to	(1.00)%
2015	930,508	$14.832940	to	$21.047069	$13,511,080	0.85%	to	2.75%	1.07%	to	1.11%	0.86%	to	2.79%
2014	1,117,461	$14.429674	to	$20.867763	$15,859,465	0.85%	to	2.75%	0.86%	to	1.16%	(0.71)%	to	1.19%
Oppenheimer Main Street Fund®/VA
2018	184,688	$19.150336	to	$24.300801	$3,443,956	0.85%	to	2.75%	0.80%	to	0.97%	(10.59)%	to	(8.88)%
2017	229,122	$21.015465	to	$27.179393	$4,721,825	0.85%	to	2.75%	1.28%	to	1.29%	13.47%	to	15.65%
2016	131,697	$18.171861	to	$23.952233	$2,364,205	0.85%	to	2.75%	0.85%	to	0.86%	8.28%	to	10.36%
2015	191,683	$16.466604	to	$22.120904	$3,091,066	0.85%	to	2.75%	0.65%	to	0.68%	0.31%	to	2.23%
2014	234,265	$16.106807	to	$22.052784	$3,696,874	0.85%	to	2.75%	0.48%	to	0.58%	7.41%	to	9.47%
Oppenheimer Main Street Small Cap Fund/VA
2018	484,996	$21.563857	to	$28.050269	$10,136,779	0.75%	to	2.75%	0.06%	to	0.06%	(12.97)%	to	(11.21)%
2017	576,630	$24.285483	to	$32.229329	$13,657,970	0.75%	to	2.75%	0.64%	to	0.65%	10.82%	to	13.06%
2016	749,599	$21.480284	to	$29.082018	$15,735,710	0.75%	to	2.75%	0.25%	to	0.25%	14.48%	to	16.79%
2015	932,091	$18.391829	to	$25.403315	$16,787,101	0.75%	to	2.75%	0.63%	to	0.71%	(8.64)%	to	(6.80)%
2014	1,144,477	$19.732756	to	$27.806365	$22,197,302	0.75%	to	2.75%	0.56%	to	0.62%	8.63%	to	10.82%
Putnam VT Diversified Income Fund
2018	2,156,710	$14.806364	to	$17.698731	$30,081,445	0.75%	to	2.75%	4.18%	to	4.21%	(3.67)%	to	(1.72)%
2017	2,508,788	$15.065752	to	$18.372651	$35,835,823	0.75%	to	2.75%	5.39%	to	5.49%	4.22%	to	6.32%
2016	2,877,125	$14.169873	to	$17.629106	$38,912,966	0.75%	to	2.75%	6.98%	to	7.10%	2.56%	to	4.63%
2015	3,533,319	$13.542501	to	$17.188938	$45,926,832	0.75%	to	2.75%	8.20%	to	9.12%	(4.99)%	to	(3.07)%
2014	4,115,124	$13.971545	to	$18.091859	$55,521,261	0.75%	to	2.75%	7.77%	to	10.24%	(2.37)%	to	(0.40)%
Putnam VT Global Asset Allocation Fund
2018	127,893	$16.298800	to	$21.665735	$2,015,973	1.15%	to	2.40%	1.82%	to	1.83%	(9.46)%	to	(8.32)%
2017	151,952	$17.777749	to	$23.929053	$2,626,171	1.15%	to	2.40%	1.44%	to	1.60%	12.60%	to	14.02%
2016	185,862	$13.899996	to	$15.592001	$2,833,791	1.15%	to	2.45%	—%	to	1.91%	4.13%	to	5.49%
2015	203,461	$13.348768	to	$14.780228	$2,954,561	1.15%	to	2.45%	—%	to	2.17%	(2.25)%	to	(0.97)%
2014	313,204	$14.925369	to	$20.857346	$4,617,068	1.15%	to	2.40%	1.98%	to	2.30%	6.83%	to	8.17%
Putnam VT Growth Opportunities Fund
2018	470,600	$13.633590	to	$13.990078	$6,518,438	0.50%	to	1.50%	—%	to	—%	0.86%	to	1.87%
2017	547,444	$13.517918	to	$13.776811	$7,472,966	0.30%	to	1.50%	0.11%	to	0.11%	28.96%	to	30.51%
2016	740,010	$10.482623	to	$10.556110	$7,784,331	0.30%	to	1.50%	—%	to	—%	4.83%	to	5.56%
Putnam VT International Value Fund
2018	51,340	$8.299263	to	$13.498161	$450,739	1.25%	to	2.40%	2.02%	to	2.39%	(19.57)%	to	(18.64)%
2017	60,117	$10.200436	to	$16.782350	$651,030	1.25%	to	2.40%	1.50%	to	1.53%	21.74%	to	23.15%
2016	87,253	$8.283132	to	$13.785379	$751,319	1.25%	to	2.40%	2.48%	to	2.52%	(1.29)%	to	(0.15)%
2015	99,011	$8.295657	to	$13.966060	$859,357	1.25%	to	2.40%	1.07%	to	1.15%	(4.33)%	to	(3.22)%
2014	107,506	$8.571474	to	$14.597418	$953,508	1.25%	to	2.40%	1.34%	to	1.35%	(11.64)%	to	(10.61)%
Putnam VT International Equity Fund
2018	106,314	$9.396449	to	$13.454862	$957,637	0.75%	to	2.75%	1.16%	to	1.31%	(21.31)%	to	(19.72)%
2017	127,442	$11.704235	to	$17.098285	$1,424,922	0.75%	to	2.75%	0.92%	to	2.21%	23.15%	to	25.63%
2016	159,505	$9.316083	to	$13.884178	$1,422,666	0.75%	to	2.75%	3.32%	to	3.38%	(5.10)%	to	(3.18)%
2015	130,647	$9.622323	to	$14.630565	$1,231,619	0.75%	to	2.75%	—%	to	1.15%	(2.58)%	to	(0.61)%
2014	130,989	$9.681175	to	$15.341442	$1,243,820	0.75%	to	2.40%	0.76%	to	0.92%	(8.99)%	to	(7.47)%

Putnam VT Multi-Cap Core Fund+
2018	8,572	$21.991171	to	$30.394347	$215,105	0.30%	to	1.50%	—%	to	1.20%	(9.01)%	to	(7.91)%
2017	14,520	$24.168620	to	$32.448772	$405,202	0.50%	to	1.50%	1.13%	to	1.14%	21.03%	to	22.24%
2016	14,833	$19.969294	to	$26.544240	$341,558	0.50%	to	1.50%	1.30%	to	1.33%	10.38%	to	11.49%
2015	16,715	$18.090983	to	$23.808151	$344,159	0.50%	to	1.50%	0.59%	to	1.19%	(3.63)%	to	(2.67)%
2014	20,939	$18.773146	to	$24.730592	$458,592	0.30%	to	1.50%	—%	to	1.25%	12.22%	to	13.57%
Putnam VT Small Cap Value Fund
2018	45,574	$17.365277	to	$23.075216	$756,534	0.75%	to	2.70%	0.41%	to	0.77%	(22.06)%	to	(20.53)%
2017	57,884	$21.850147	to	$29.607146	$1,228,881	0.75%	to	2.70%	0.69%	to	0.71%	5.00%	to	7.07%
2016	102,907	$20.408106	to	$28.197366	$2,005,834	0.75%	to	2.70%	1.20%	to	1.22%	24.10%	to	26.54%
2015	108,107	$16.127762	to	$22.721990	$1,674,527	0.75%	to	2.70%	0.84%	to	0.85%	(6.79)%	to	(4.95)%
2014	141,157	$16.968452	to	$24.377401	$2,305,345	0.75%	to	2.70%	0.46%	to	1.35%	0.68%	to	2.66%

Putnam VT Equity Income Fund
2018	53,352	$21.042805	to	$27.947538	$1,378,784	0.50%	to	1.50%	0.71%	to	0.77%	(9.85)%	to	(8.94)%
2017	61,404	$23.342323	to	$30.692956	$1,762,744	0.50%	to	1.50%	1.73%	to	2.11%	17.01%	to	18.18%
2016	67,244	$19.949839	to	$25.971361	$1,634,065	0.50%	to	1.50%	1.37%	to	1.91%	11.95%	to	13.08%
2015	74,738	$17.820079	to	$22.967914	$1,605,533	0.50%	to	1.50%	1.48%	to	1.49%	(4.49)%	to	(3.53)%
2014	90,508	$18.657115	to	$23.807401	$2,034,168	0.50%	to	1.50%	1.58%	to	1.79%	10.98%	to	12.10%
PIMCO All Asset Fund
2018	73,708	$11.425188	to	$12.366123	$867,445	0.50%	to	1.50%	2.54%	to	3.08%	(6.85)%	to	(5.92)%
2017	99,058	$12.265947	to	$13.327046	$1,242,297	0.30%	to	1.50%	—%	to	4.36%	11.69%	to	13.04%
2016	119,653	$10.982056	to	$11.789849	$1,336,838	0.30%	to	1.50%	2.48%	to	2.55%	11.22%	to	12.57%
2015	145,604	$9.873838	to	$10.473692	$1,455,948	0.30%	to	1.50%	3.19%	to	3.26%	(10.54)%	to	(9.46)%
2014	158,736	$11.037121	to	$11.567924	$1,767,709	0.30%	to	1.50%	2.96%	to	4.77%	(1.04)%	to	—%
PIMCO StocksPLUS® Global Portfolio
2018	352,379	$12.010920	to	$13.000146	$4,406,544	0.50%	to	1.50%	1.51%	to	1.57%	(12.07)%	to	(11.19)%
2017	375,181	$13.659766	to	$14.637587	$5,309,552	0.50%	to	1.50%	3.32%	to	3.36%	21.16%	to	22.38%
2016	501,271	$11.274180	to	$11.961135	$5,816,954	0.50%	to	1.50%	4.99%	to	5.00%	6.14%	to	7.21%
2015	616,883	$10.621657	to	$11.156688	$6,700,487	0.50%	to	1.50%	5.64%	to	5.77%	(10.37)%	to	(9.47)%
2014	623,021	$11.850853	to	$12.323864	$7,508,439	0.50%	to	1.50%	—%	to	—%	(0.60)%	to	0.40%
PIMCO Global Multi-Asset Managed Allocation Portfolio
2018	38,403	$10.179815	to	$11.018292	$393,719	0.50%	to	1.50%	1.20%	to	1.61%	(7.02)%	to	(6.08)%
2017	43,195	$10.947978	to	$11.731778	$475,756	0.50%	to	1.50%	2.11%	to	2.18%	12.30%	to	13.43%
2016	58,554	$9.749097	to	$10.343180	$574,497	0.50%	to	1.50%	2.03%	to	2.49%	2.37%	to	3.40%
2015	67,135	$9.523174	to	$10.002941	$643,030	0.50%	to	1.50%	1.18%	to	1.91%	(1.74)%	to	(0.76)%
2014	80,259	$9.692213	to	$10.079179	$781,047	0.50%	to	1.50%	1.37%	to	2.76%	3.01%	to	4.05%
Jennison 20/20 Focus Portfolio
2018	178,550	$2.489775	to	$25.319208	$567,954	1.70%	to	2.60%	—%	to	—%	(8.14)%	to	(7.31)%
2017	191,786	$2.686226	to	$27.564086	$648,894	1.70%	to	2.60%	—%	to	—%	26.42%	to	27.56%
2016	195,644	$2.105864	to	$21.804014	$517,623	1.70%	to	2.60%	—%	to	—%	(1.37)%	to	(0.48)%
2015	200,914	$2.115950	to	$22.106585	$531,845	1.70%	to	2.60%	—%	to	—%	3.15%	to	4.08%
2014	224,046	$2.033035	to	$21.432385	$559,117	1.70%	to	2.60%	—%	to	—%	3.96%	to	4.90%
Prudential Value Portfolio
2018	172,385	$1.760016	to	$21.369927	$337,867	1.70%	to	2.45%	—%	to	—%	(12.41)%	to	(11.75)%
2017	186,068	$1.994303	to	$24.396954	$412,283	1.70%	to	2.45%	—%	to	—%	13.69%	to	14.54%

2016	186,190	$1.741103	to	$21.459662	$362,942	1.70%	to	2.45%	—%	to	—%	8.27%	to	9.09%
2015	186,334	$1.596097	to	$19.820553	$335,942	1.70%	to	2.45%	—%	to	—%	(10.76)%	to	(10.09)%
2014	187,205	$1.775157	to	$22.210273	$378,404	1.70%	to	2.45%	—%	to	—%	7.01%	to	7.81%
Invesco V.I. Growth and Income Fund
2018	1,126,164	$17.708926	to	$20.481565	$20,564,113	0.75%	to	2.75%	—%	to	1.76%	(15.94)%	to	(14.24)%
2017	1,312,973	$20.648755	to	$24.475542	$28,015,053	0.75%	to	2.70%	1.27%	to	1.34%	11.00%	to	13.18%
2016	1,593,294	$18.243464	to	$22.050053	$30,094,945	0.75%	to	2.70%	0.90%	to	0.93%	16.25%	to	18.54%
2015	1,866,585	$15.390492	to	$18.967964	$29,857,151	0.75%	to	2.70%	2.57%	to	2.63%	(5.89)%	to	(4.04)%
2014	2,183,245	$16.037690	to	$20.155093	$36,691,354	0.75%	to	2.70%	1.08%	to	1.64%	7.04%	to	9.14%
Invesco V.I. Comstock Fund
2018	45,525	$22.212487	to	$26.211385	$1,132,338	1.35%	to	2.50%	1.33%	to	1.44%	(14.53)%	to	(13.54)%
2017	52,795	$25.989208	to	$30.317055	$1,525,950	1.35%	to	2.50%	1.87%	to	1.97%	14.67%	to	16.00%
2016	60,349	$22.663606	to	$26.135580	$1,511,336	1.35%	to	2.50%	0.57%	to	1.30%	14.10%	to	15.42%
2015	78,471	$19.863059	to	$22.644138	$1,702,452	1.35%	to	2.50%	1.69%	to	1.69%	(8.51)%	to	(7.45)%
2014	90,401	$21.711063	to	$24.467663	$2,128,190	1.35%	to	2.50%	1.02%	to	1.11%	6.41%	to	7.64%
Invesco V.I. American Franchise Fund
2018	2,051,090	$17.072275	to	$19.873018	$37,338,516	0.85%	to	2.80%	—%	to	—%	(6.29)%	to	(4.44)%
2017	2,346,130	$18.217547	to	$20.796354	$45,202,691	0.85%	to	2.80%	0.08%	to	0.08%	23.83%	to	26.26%
2016	2,640,515	$14.711905	to	$16.470522	$40,794,351	0.85%	to	2.80%	—%	to	—%	(0.56)%	to	1.40%
2015	3,275,761	$14.794375	to	$16.242854	$50,380,488	0.85%	to	2.80%	—%	to	—%	2.11%	to	4.12%
2014	3,982,108	$14.489106	to	$15.600423	$59,476,691	0.85%	to	2.80%	0.04%	to	0.04%	5.45%	to	7.52%
Invesco V.I. Mid Cap Growth Fund
2018	444,748	$14.458749	to	$16.319859	$6,815,854	0.75%	to	2.75%	—%	to	—%	(8.15)%	to	(6.58)%
2017	471,289	$15.740859	to	$17.468796	$7,784,288	0.75%	to	2.75%	—%	to	—%	19.17%	to	21.23%
2016	543,581	$13.208587	to	$14.409714	$7,486,452	0.75%	to	2.75%	—%	to	—%	(1.98)%	to	(0.18)%
2015	834,993	$13.475099	to	$14.435561	$11,616,415	0.75%	to	2.75%	—%	to	—%	(1.54)%	to	0.29%
2014	762,923	$13.685733	to	$14.394247	$10,699,017	0.75%	to	2.75%	—%	to	—%	5.11%	to	6.89%
Wells Fargo VT Index Asset Allocation Fund
2018	103,599	$2.261876	to	$21.558506	$261,041	1.35%	to	2.45%	0.97%	to	0.98%	(5.25)%	to	(4.21)%
2017	136,685	$2.361191	to	$22.754105	$343,670	1.35%	to	2.45%	0.74%	to	0.75%	9.53%	to	10.74%
2016	171,895	$2.132126	to	$20.773850	$375,501	1.35%	to	2.45%	0.87%	to	0.88%	5.06%	to	6.23%
2015	171,439	$2.007157	to	$19.772457	$360,197	1.35%	to	2.45%	1.05%	to	1.22%	(1.20)%	to	(0.11)%
2014	306,834	$1.744947	to	$2.009342	$771,323	1.35%	to	2.50%	1.36%	to	1.46%	15.15%	to	16.48%
Wells Fargo VT International Equity Fund
2018	36,525	$11.998951	to	$13.234580	$462,627	1.35%	to	2.50%	11.69%	to	11.78%	(19.32)%	to	(18.39)%
2017	36,117	$14.872611	to	$16.216451	$562,928	1.35%	to	2.50%	2.79%	to	2.84%	21.27%	to	22.67%
2016	40,902	$12.263971	to	$13.219323	$522,678	1.35%	to	2.50%	2.91%	to	2.91%	0.74%	to	1.91%
2015	53,577	$12.173375	to	$12.971555	$672,423	1.35%	to	2.50%	3.89%	to	4.01%	(0.71)%	to	0.44%
2014	56,241	$12.260820	to	$12.915291	$707,492	1.35%	to	2.50%	2.50%	to	2.61%	(7.69)%	to	(6.62)%
Wells Fargo VT Small Cap Growth Fund
2018	255,926	$2.591647	to	$3.124766	$1,033,121	1.35%	to	2.50%	—%	to	—%	(1.19)%	to	(0.05)%
2017	316,990	$2.622931	to	$3.126305	$1,147,166	1.35%	to	2.50%	—%	to	—%	22.75%	to	24.17%
2016	373,672	$2.136739	to	$2.517721	$1,091,250	1.35%	to	2.50%	—%	to	—%	5.09%	to	6.30%
2015	506,979	$2.033313	to	$2.368461	$1,340,163	1.35%	to	2.50%	—%	to	—%	(5.28)%	to	(4.18)%
2014	718,265	$2.146673	to	$2.471908	$1,930,732	1.35%	to	2.50%	—%	to	—%	(4.30)%	to	(3.19)%
Wells Fargo VT Discovery Fund

2018	17,491	$30.440346	to	$32.996795	$531,411	1.35%	to	2.45%	—%	to	—%	(9.31)%	to	(8.31)%
2017	21,272	$33.198862	to	$36.385309	$704,194	1.35%	to	2.45%	—%	to	—%	26.01%	to	27.40%
2016	28,832	$26.058826	to	$28.875454	$750,663	1.35%	to	2.45%	—%	to	—%	5.04%	to	6.20%
2015	38,136	$24.537066	to	$27.489963	$938,810	1.35%	to	2.45%	—%	to	—%	(3.85)%	to	(2.78)%
2014	50,650	$25.239790	to	$28.590111	$1,265,555	1.35%	to	2.45%	—%	to	—%	(2.07)%	to	(0.99)%
Wells Fargo VT Opportunity Fund
2018	3,035	$19.960218	to	$22.864295	$64,158	1.35%	to	2.35%	—%	to	0.19%	(9.30)%	to	(8.39)%
2017	5,297	$22.007660	to	$24.958614	$121,892	1.35%	to	2.35%	0.67%	to	0.67%	17.64%	to	18.82%
2016	6,844	$18.707191	to	$21.004678	$133,877	1.35%	to	2.35%	0.04%	to	2.02%	9.62%	to	10.72%
2015	10,027	$17.065145	to	$18.970335	$179,989	1.35%	to	2.35%	0.13%	to	0.13%	(5.34)%	to	(4.38)%
2014	14,061	$18.027148	to	$19.840186	$270,025	1.35%	to	2.35%	0.06%	to	0.09%	7.86%	to	8.94%
HIMCO VIT Index Fund+
2018	—	$23.930065	to	$32.451139	$—	0.50%	to	1.50%	2.10%	to	2.13%	1.78%	to	2.14%
2017	1,189,365	$23.511254	to	$31.769789	$31,603,235	0.50%	to	1.50%	1.71%	to	1.77%	19.33%	to	20.52%
2016	1,597,103	$19.703335	to	$26.757917	$35,156,037	0.30%	to	1.50%	—%	to	2.06%	9.68%	to	11.00%
2015	1,846,002	$17.964414	to	$24.105494	$36,738,587	0.30%	to	1.50%	—%	to	0.34%	(0.68)%	to	0.52%
2014	1,816,005	$18.087087	to	$23.980581	$36,158,079	0.30%	to	1.50%	—%	to	—%	4.55%	to	5.04%
HIMCO VIT Portfolio Diversifier Fund+
2018	—	$6.470747	to	$7.032313	$—	0.30%	to	1.50%	1.61%	to	1.63%	(2.19)%	to	(1.77)%
2017	33,423,026	$6.615585	to	$7.159054	$228,906,375	0.30%	to	1.50%	1.03%	to	1.05%	(4.80)%	to	(3.65)%
2016	35,328,286	$6.949282	to	$7.430450	$252,409,874	0.30%	to	1.50%	—%	to	—%	(5.97)%	to	(4.84)%
2015	36,718,418	$7.390702	to	$7.808156	$277,368,975	0.30%	to	1.50%	0.86%	to	0.91%	(3.35)%	to	(2.18)%
2014	39,550,929	$7.646781	to	$7.982319	$307,580,794	0.30%	to	1.50%	0.16%	to	0.16%	(1.71)%	to	(1.21)%
MFS® Core Equity Portfolio
2018	1,149,446	$12.368389	to	$13.298062	$14,820,550	0.95%	to	2.80%	0.67%	to	0.68%	(6.49)%	to	(4.74)%
2017	1,301,543	$13.226438	to	$13.959757	$17,755,749	0.95%	to	2.80%	0.70%	to	0.94%	21.38%	to	23.65%
2016	1,406,415	$10.896598	to	$11.290111	$15,638,928	0.95%	to	2.80%	0.75%	to	0.78%	8.30%	to	10.32%
2015	1,605,691	$10.061368	to	$10.233670	$16,312,061	0.95%	to	2.80%	0.55%	to	0.56%	0.61%	to	2.34%
MFS® Massachusetts Investors Growth Stock Portfolio
2018	2,001,698	$12.658620	to	$13.663513	$26,364,507	0.85%	to	2.80%	0.59%	to	0.59%	(1.98)%	to	(0.04)%
2017	2,297,901	$12.913779	to	$13.669582	$30,561,756	0.85%	to	2.80%	0.62%	to	0.66%	24.88%	to	27.34%
2016	2,709,890	$10.340806	to	$10.734831	$28,561,752	0.85%	to	2.80%	0.54%	to	0.60%	3.15%	to	5.18%
2015	3,001,257	$10.025366	to	$10.206394	$30,361,959	0.85%	to	2.80%	0.36%	to	0.46%	0.25%	to	2.06%
MFS® Research International Portfolio
2018	1,346,177	$9.493017	to	$10.246844	$13,237,621	0.85%	to	2.80%	1.48%	to	1.60%	(16.50)%	to	(14.85)%
2017	1,473,804	$11.368649	to	$12.034167	$17,198,828	0.85%	to	2.80%	1.76%	to	1.86%	24.75%	to	27.21%
2016	1,858,294	$9.113093	to	$9.460449	$17,227,854	0.85%	to	2.80%	1.64%	to	1.66%	(3.44)%	to	(1.54)%
2015	2,077,447	$9.438105	to	$9.608632	$19,768,629	0.85%	to	2.80%	1.98%	to	2.08%	(5.62)%	to	(3.91)%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2018 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life and Annuity Insurance Company
Independent Auditors' Report

Financial Statements - Statutory-Basis
As of December 31, 2018 and 2017, and for the
Years Ended December 31, 2018, 2017 and 2016

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
CONTENTS

Independent Auditors' Report Financial Statements - Statutory-Basis:	Page:
1-2
Admitted Assets, Liabilities and Capital and Surplus	3
Statements of Operations	4
Statements of Changes in Capital and Surplus	5
Statements of Cash Flows	6
Notes to Statutory-Basis Financial Statements	7-51

Deloitte & Touche LLP City Place I, 33rd Floor 185 Asylum Street Hartford, CT 06103-3402 USA Tel: +1 860 725 3000 Fax: +1 860 725 3500 www.deloitte.com

INDEPENDENT AUDITORS' REPORT
To the Board of Directors of
Talcott Resolution Life and Annuity Insurance Company
We have audited the accompanying statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2018 and 2017, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2018, and the related notes to the statutory-basis financial statements.
Management’s Responsibility for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Connecticut Insurance Department.
The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.
Opinion on Statutory Basis of Accounting
In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department as described in Note 2 to the statutory-basis financial statements.
April 5, 2019

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (STATUTORY-BASIS)

Admitted assets	As of December 31,
	2018	2017

Bonds	$4,865,299,931	$3,696,842,335
Common and preferred stocks	74,787,289	73,838,948
Mortgage loans on real estate	813,842,343	464,673,234
Contract loans	102,625,474	106,560,855
Cash, cash equivalents and short-term investments	411,559,219	547,296,441
Derivatives	320,583,251	143,250,641
Other invested assets	647,771,721	192,424,442
Total cash and invested assets	7,236,469,228	5,224,886,896
Investment income due and accrued	245,596,354	220,854,519
Amounts recoverable for reinsurance	47,565,210	51,967,527
Federal income tax recoverable	-	197,125,732
Net deferred tax asset	151,087,642	130,256,000
Other assets	33,915,792	35,993,975
Separate Account assets	25,094,122,246	30,517,487,239
Total admitted assets	$32,808,756,472	$36,378,571,888
Liabilities
Aggregate reserves for future benefits	$5,233,328,858	$3,461,094,910
Liability for deposit-type contracts	475,343,509	513,032,575
Policy and contract claim liabilities	27,366,658	35,181,233
Asset valuation reserve	83,428,299	34,894,589
Interest maintenance reserve	74,169,072	20,387,011
Payables to parent, subsidiaries and affiliates	5,900,113	13,126,682
Accrued expense allowances and amounts due from Separate Accounts	(69,229,362)	(89,645,622)
Federal income tax payable	3174050	-
Collateral on derivatives	326,905,245	253,682,064
Other liabilities	393,409,188	480,359,519
Separate Account liabilities	25,094,122,246	30,517,487,239
Total liabilities	31,647,917,876	35,239,600,200
Capital and surplus
Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	2,500,000	2,500,000
Aggregate write-ins for other than special surplus funds	247,027,489	197,246,618
Gross paid-in and contributed surplus	335,431,561	604,729,448
Unassigned surplus	575,879,546	334,495,622
Total capital and surplus	1,160,838,596	1,138,971,688

Total liabilities and capital and surplus	$32,808,756,472	$36,378,571,888

See notes to financial statements.

3

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

Revenues	For the years ended December 31,
	2018	2017	2016

Premiums and annuity considerations	$(1,618,469,704)	$229,944,396	$283,347,850
Net investment income	322,352,994	190,038,803	205,285,053
Commissions and expense allowances on reinsurance ceded	93,414,624	50,225,342	53,203,614
Reserve adjustments on reinsurance ceded	(480,192,551)	(417,797,985)	(376,823,017)
Fee income	638,788,496	644,400,420	665,228,513
Other revenues	14,128,841	42,903,753	41,305,613
Total revenues	(1,029,977,300)	739,714,729	871,547,626
Benefits and expenses
Death and annuity benefits	341,052,574	289,643,427	260,507,275
Disability and other benefits	2,269,037	2,827,546	3,054,035
Surrenders and other fund withdrawals	3,547,633,620	3,751,789,440	4,125,077,593
Commissions and expense allowances	164,554,433	178,558,400	181,760,177
Decrease in aggregate reserves for life and accident and health policies	(1,487,088,683)	(162,421,037)	(81,399,844)
General insurance expenses	75,868,684	123,184,418	89,020,118
Net transfers from Separate Accounts	(3,527,763,579)	(3,630,136,263)	(3,953,787,204)
Modified coinsurance adjustment on reinsurance assumed	(112,018,578)	(116,528,553)	(118,556,247)
IMR adjustment on reinsurance ceded	(241,578,915)	-	-
Other expenses	59,033,784	32,540,135	39,303,474
Total benefits and expenses	(1,178,037,623)	469,457,513	544,979,377
Net gain from operations before federal income tax benefit	148,060,323	270,257,216	326,568,249
Federal income tax benefit	(32,642,950)	(49,931,703)	(21,186,059)
Net gain from operations	180,703,273	320,188,919	347,754,308
Net realized capital losses, after tax	(115,657,101)	(149,376,830)	(201,608,212)
Net income	$65,046,172	$170,812,089	$146,146,096

See notes to financial statements.

4

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	For the years ended December 31,
	2018	2017	2016

Balance, beginning and end of year	$2,500,000	$2,500,000	$2,500,000
Gross paid-in and contributed surplus
Balance, beginning of year	604,729,448	603,493,466	604,455,820
Capital (return) paid-in	(269,297,887)	1,235,982	(962,354)
Balance, end of year	335,431,561	604,729,448	603,493,466
Aggregate write-ins for other than special surplus funds
Balance, beginning of year	197,246,618	222,837,141	252,083,454
Amortization, increases and (decreases) of gain on inforce reinsurance	49,780,871	(25,590,523)	(29,246,313)
Balance, end of year	247,027,489	197,246,618	222,837,141
Unassigned funds
Balance, beginning of year	334,495,622	1,084,927,740	1,766,242,402
Net income	65,046,172	170,812,089	146,146,096
Change in net unrealized capital gains (losses) on investments, net of tax	212,915,290	(109,722,808)	39,967,504
Change in net unrealized foreign exchange capital gains (losses)	557,389	(14,980,533)	11,711,836
Change in net deferred income tax	(233,679,225)	(219,472,793)	(80,238,643)
Change in asset valuation reserve	(48,533,710)	1,117,643	21,541,042
Change in nonadmitted assets	245,078,008	421,814,284	(70,442,497)
Dividends to stockholder	-	(1,000,000,000)	(750,000,000)
Balance, end of year	575,879,546	334,495,622	1,084,927,740
Capital and surplus
Balance, end of year	$1,160,838,596	$1,138,971,688	$1,913,758,347

See notes to financial statements.

5

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

Operating activities	For the years ended December 31,
	2018	2017	2016

Premiums and annuity considerations	$183,549,960	$231,198,846	$283,021,022
Net investment income	328,002,909	199,571,411	216,241,483
Reserve adjustments on reinsurance	(480,192,551)	(417,797,985)	(376,823,017)
Miscellaneous income	698,479,984	704,599,200	723,713,529
Total income	729,840,302	717,571,472	846,153,017
Benefits paid	4,026,401,584	4,300,016,692	4,581,667,641
Federal income tax recovered	(145,161,928)	(59,115,506)	(362,056,372)
Net transfers from Separate Accounts	(3,548,179,839)	(3,659,424,090)	(4,011,134,849)
Other expenses	301,997,730	226,065,484	184,298,098
Total benefits and expenses	635,057,547	807,542,580	392,774,518
Net cash provided by (used for) operating activities	94,782,755	(89,971,108)	453,378,499
Investing activities
Proceeds from investments sold, matured or repaid
Bonds	1,720,507,430	2,807,162,298	2,121,491,466
Common and preferred stocks	25,803,407	32,840,796	300,600,806
Mortgage loans	104,437,923	85,176,014	74,772,178
Derivatives and other	205,084,143	56,804,882	95,809,299
Total investment proceeds	2,055,832,903	2,981,983,990	2,592,673,749
Cost of investments acquired
Bonds	1,425,766,165	1,819,659,091	1,920,657,826
Common and preferred stocks	26,359,180	55,937,647	11,926,941
Mortgage loans	191,448,243	61,365,000	13,280,000
Derivatives and other	176,867,059	251,102,849	168,856,082
Total investments acquired	1,820,440,647	2,188,064,587	2,114,720,849
Net decrease in contract loans	(3,935,381)	(5,719,439)	(1,526,220)
Net cash provided by investing activities	239,327,637	799,638,842	479,479,120
Financing and miscellaneous activities
Return of paid-in surplus	(271,876,214)	-	-
Dividends to stockholder	-	1,000,000,000	750,000,000
Other cash (used) provided	(197,971,400)	139,031,582	(51,161,984)
Net cash used for financing and miscellaneous activities	(469,847,614)	(860,968,418)	(801,161,984)
Net (decrease) increase in cash, cash equivalents and short-term investments	(135,737,222)	(151,300,684)	131,695,635
Cash, cash equivalents and short-term investments, beginning of year	547,296,441	698,597,125	566,901,490
Cash, cash equivalents and short-term investments, end of year	$411,559,219	$547,296,441	$698,597,125
Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds and other invested assets	(39,881,791)	(24,411,592)	(54,930,983)
Non-cash acquisitions from invested asset exchanges - bonds and other invested assets	(39,881,791)	(24,411,592)	(54,930,983)
Non-cash proceeds from sale of affiliate holding - other invested asset	(11,410,309)	-	-
Non-cash acquisition from sale of affiliate holding - common stocks	(11,410,309)	-	-
Capital contribution from former parent to settle intercompany balances related to stock compensation	(2,578,327)	(1,235,984)	962,354
Non-cash impacts of DTA adjustment not yet settled	-	(2,160,604)	-
Non-cash impacts of Tax Reform - tax receivable	-	(173,530,179)	-
Non-cash impacts of Tax Reform and DTA adjustment not yet settled - deferred income tax surplus	-	(175,690,783)	-
Non-cash transfer of bonds acquired for assumption reinsurance	3,448,021,646	-	-
Non-cash transfer of mortgage loans acquired for assumption reinsurance	649,122,178	-	-
Non-cash transfer of other invested assets acquired for assumption reinsurance	558,473,453	-	-
Non-cash transfer of reserves for assumption reinsurance	(3,259,322,631)	-	-
Non-cash transfer of deposit liability for assumption reinsurance	(1,276,223,336)	-	-
Non-cash transfer of IMR liability for assumption reinsurance	(110,419,414)	-	-
Non-cash transfer of other for assumption reinsurance	(9,651,896)	-	-
Non-cash transfer of bonds sold for reinsurance	(2,220,227,957)	-	-
Non-cash transfer of mortgage loans sold for reinsurance	(392,591,994)	-	-
Non-cash transfer of premium for reinsurance	1,801,211,602	-	-
Non-cash transfer of deposit liability for reinsurance	1,039,068,007	-	-
Non-cash transfer of IMR liability for reinsurance	(241,578,915)	-	-
Non-cash transfer of other for reinsurance	14,119,257	-	-
                        See notes to financial statements.
6

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

1.Organization and Description of Business
Talcott Resolution Life and Annuity Insurance Company (“TLA” or the “Company”) is a wholly-owned subsidiary of Talcott Resolution Life Insurance Company ("TL"), formerly Hartford Life Insurance Company ("HLIC") which is a direct subsidiary of Talcott Resolution Life, Inc. ("TLI"). The Company was previously named Hartford Life and Annuity Insurance Company ("HLAI"), and its name changed to the above name as a result of the Talcott Resolution sale.
On May 31, 2018, Hartford Holdings, Inc. (“HHI”), an indirect parent company of the Company and a direct wholly owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), sold all of the issued and outstanding equity of Talcott Resolution Life, Inc. ("TLI") (formerly Hartford Life, Inc.), TL's parent, to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. Under the terms of the purchase and sale agreement, the investor group formed Hopmeadow Holdings, LP, a limited partnership, that acquired TLI and its life and annuity insurance operating subsidiaries consisting primarily of TL and the Company. As part of the transaction, the Company has a new indirect parent company.
In April 2018, the Company's direct parent, Hartford Life International Holding Company ("HLIHC"), was dissolved and the Company became a direct subsidiary of TL.
On March 29, 2016, The Hartford received permission from the State of Connecticut Department of Insurance (“the Department”) to change the ownership structure of certain of its affiliates to re-align affiliates more closely with the businesses they support. As a result, effective April 1, 2016, TLA (formerly HLAI) sold its former subsidiary, HLIHC to its parent, TL (formerly HLIC), resulting in an immaterial realized loss. In addition, TL contributed its ownership interest in TLA to HLIHC, and therefore HLIHC became TLA's new parent company. These changes did not result in a material impact to TLA's surplus or its results of operations.
The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.
2.Summary of Significant Accounting Policies Basis of Presentation
The accompanying statutory-basis financial statements of TLA have been prepared in conformity with statutory accounting practices prescribed or permitted by The Department. The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.
A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.
A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

7

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

	SSAP #	F/S Page	2018	2017	2016
Net income
1. TLA state basis 2. State prescribed practices that change NAIC SAP: Less: Reinsurance reserve credit (as described above) 3. State permitted practices that change NAIC SAP	61	4	$ 65,046,172 (48,356,117)	$ 170,812,089 2,328,071	$ 146,146,096 (16,229,745)
			(48,356,117)	2,328,071	(16,229,745)
			—	—	—
4. Net SAP (1-2-3=4)	61	4	$113,402,289	$168,484,018	$162,375,841
Surplus
5. TLA state basis 6. State prescribed practices that change NAIC SAP: Less: Reinsurance reserve credit (as described above) 7. State permitted practices that change NAIC SAP	61	5	$ 1,160,838,596 73,653,500	$ 1,138,971,688 122,009,617	$ 1,913,758,348 119,681,546
			73,653,500	122,009,617	119,681,546
			—	—	—
8. NAIC SAP (5-6-7=8)	61	5	$1,087,185,096	$1,016,962,071	$1,794,076,802

The surplus adjustments were calculated using the federal corporate tax rate in effect at that time.
The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.
The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.
for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.
recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.
development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding

8

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

4.	exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

5.
establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.
the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

7.
for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder’s Equity;

8.
for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

9.
the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.
deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

11.	comprehensive income and its components are not presented in the statutory-basis financial statements;

12.
for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges

9

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity. In addition, statutory accounting does not record the hedge ineffectiveness on qualified hedge positions, whereas, GAAP records the hedge ineffectiveness in earnings; and
13. embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.
Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts
Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1960, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 2.40% to 11.00% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.
For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.
Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
As of December 31, 2018 and 2017, the Company had $91,382,835 and $177,490,344, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2018 and 2017 totaled $248,954 and $1,047,651, respectively, also subject to 100% reinsurance to Prudential.
The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

10

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2018 is presented below:

	General Account	Separate Accounts with Guarantees	Separate Accounts Nonguaranteed	Total	% of Total
A. Subject to discretionary withdrawal
1. With market value adjustment	$13,191,661	$ —	$ —	$13,191,661	0.05%
2. At book value less current surrender charge of 5% or more	9,336,685	—	—	9,336,685	0.03%
3. At fair value	—	—	20,474,191,417	20,474,191,417	74.36%
4. Total with market value adjustment or at fair value	22,528,346	—	20,474,191,417	20,496,719,763	74.44%
5. At book value without adjustment (minimal or no charge or adjustment)	1,887,479,934	—	—	1,887,479,934	6.86%
B. Not subject to discretionary withdrawal	4,836,762,729	—	312,491,166	5,149,253,895	18.70%
C. Total (gross)	6,746,771,009	—	20,786,682,583	27,533,453,592	100.00%
D. Reinsurance ceded	1,935,735,529	—	—	1,935,735,529
E. Total (net)	$4,811,035,480	$ —	$20,786,682,583	$25,597,718,063

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$4,328,058,771
2. Exhibit 5, Supplementary Contract Section, Total (net)	7,633,199
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	475,343,510
4. Subtotal	4,811,035,480
Separate Account Annual Statement:
5. Exhibit 3, Annuities Section, Total (net)	20,786,682,583
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	20,786,682,583
12. Combined total	$25,597,718,063

11

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
Investments
Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Unaffiliated preferred stocks are carried at cost, lower of cost or amortized cost, or fair value depending on the assigned credit rating and whether the preferred stock is redeemable or non-redeemable. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balances, which approximates fair value.
Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.
Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2018 and 2017.
Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.
The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7 (Asset Valuation Reserve and Interest Maintenance Reserve). The AVR balances were $83,428,299 and $34,894,589 as of December 31, 2018 and 2017, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2018 and 2017 were $74,169,072 and $20,387,011, respectively. TLA and TL entered into an assumption reinsurance agreement effective February 1, 2018. In conjunction with this transaction, an adjustment to the IMR balance of $110,419,414 was recorded as an addition to the outstanding IMR liability for the Company. Additionally, on June 1, 2018, as a part of a reinsurance agreement with Global
12

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
Atlantic Financial Group, the Company recorded an adjustment of $241,578,915 as a reduction to the IMR liability. Refer to Note 13 for further details on these transactions. The net capital gains captured in the IMR, net of taxes, in 2018, 2017 and 2016 were $196,740,460, $8,523,401 and $15,726,619, respectively. The amount of income amortized from the IMR, net of taxes, included in the Company’s Statements of Operations in 2018, 2017 and 2016 was $11,798,898, $7,339,792, and $6,777,899, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations.
The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.
Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis.
For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.
For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.
Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $1,697,596, $187,586, and $5,362,782 for the years ended December 31, 2018, 2017 and 2016, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were immaterial for the years ended December 31, 2018 and 2017, and were $1,144,086 for the year ended December 31, 2016. See additional information on OTTI in Section J of Note 3.
Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest

13

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
income on defaulted loans is recognized when received. As of December 31, 2018, 2017 and 2016, the Company had immaterial impaired mortgage loans on real estate with related allowances for credit losses.
The Company utilizes a variety of over-the-counter ("OTC"), transactions cleared through a central clearing house ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer defaults, price or foreign currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86 (Derivatives). The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department.
Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.
Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.
Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.
Derivatives held for other investment and/or risk management activities receive fair value accounting. The derivatives are carried on the balance sheet at fair value and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.
Adoption of Accounting Standards
The Company did not adopt any new accounting standards. 3. Investments
a. Components of Net Investment Income

	For the years ended December 31,
	2018	2017	2016
Interest income from bonds and short-term investments	$264,518,658	$175,346,693	$188,967,631
Interest income from contract loans	20,829	18,784	24,306
Interest income from mortgage loans on real estate	37,918,981	19,696,508	22,867,735
Interest and dividends from other investments	33,676,191	4,993,025	2,463,691
Gross investment income	336,134,659	200,055,010	214,323,363
Less: Investment expenses	13,781,665	10,016,207	9,038,310
Net investment income	$322,352,994	$190,038,803	$205,285,053

14

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
b. Components of Net Unrealized Capital Gains on Bonds and Short-Term Investments

	As of December 31,
	2018	2017	2016
Gross unrealized capital gains	$241,992,681	$209,510,215	$173,957,790
Gross unrealized capital losses	(97,096,315)	(13,461,424)	(38,769,844)
Net unrealized capital gains	144,896,366	196,048,791	135,187,946
Balance, beginning of year	196,048,791	135,187,946	127,417,770
Change in net unrealized capital gains on bonds and and short-term investments	$(51,152,425)	$60,860,845	$7,770,176

c. Components of Net Unrealized Capital (Losses) Gains on Common and Preferred Stocks

	As of December 31,
	2018	2017	2016
Gross unrealized capital gains	$1,220	$1,793,624	$1,930,896
Gross unrealized capital losses	(10,587,132)	(1,118,162)	(2,700,950)
Net unrealized capital gains (losses)	(10,585,912)	675,462	(770,054)
Balance, beginning of year	675,462	(770,054)	(19,591,820)
Change in net unrealized capital (losses) gains on common and preferred stocks	$(11,261,374)	$1,445,516	$18,821,766

d. Components of Net Realized Capital Gains (Losses)

	For the years ended December 31,
	2018	2017	2016
Bonds and short-term investments	$254,551,396	$26,433,320	$25,530,969
Common stocks - unaffiliated	784,151	1,803,956	(49,415,502)
Common stocks - affiliated	—	—	(2,280,967)
Preferred stocks - unaffiliated	(6,485,136)	—	—
Mortgage loans on real estate	8,893,521	—	—
Derivatives	(114,299,382)	(164,601,714)	(70,832,408)
Other invested assets	7,816,673	1,557,619	(84,478,613)
Net realized capital gains (losses)	151,261,223	(134,806,819)	(181,476,521)
Capital loss tax expense (benefit)	70,177,864	6,046,610	4,405,072
Net realized capital gains (losses), after tax	81,083,359	(140,853,429)	(185,881,593)
Less: Amounts transferred to IMR	196,740,460	8,523,401	15,726,619
Net realized capital losses, after tax	$(115,657,101)	$(149,376,830)	$(201,608,212)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities, calls and impairments):

15

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

	For the years ended December 31,
	2018	2017	2016
Bonds and short-term investments
Sale proceeds	$4,264,689,399	$2,722,996,316	$1,761,151,435
Gross realized capital gains on sales	279,198,476	28,234,411	35,200,706
Gross realized capital losses on sales	(22,391,012)	(13,584,556)	(14,709,927)
Unaffiliated common and preferred stock
Sale proceeds	22,224,017	31,036,839	262,867,397
Gross realized capital gains on sales	1,349,154	2,088,874	15,970,430
Gross realized capital losses on sales	(565,003)	(284,918)	(64,241,845)

Additionally, for the years ended December 31, 2018 and 2017, there was $1,467,972 and $3,340,354 of investment income generated on 21 and 42 securities, respectively, as a result of prepayment penalties and acceleration fees on disposed securities with callable features.
e. Investments - Derivative Instruments Overview
The Company utilizes a variety of OTC derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department.
Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.
16

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.
The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.
Strategies
The notional value, fair value, and carrying value of derivative instruments used during the years 2018 and 2017 are disclosed in the table presented below. During the years 2018 and 2017, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the years ended December 31, 2018 and 2017, the average fair values for derivatives held for other investment and/or risk management activities were $(94,433,866) and $(77,690,974), respectively. The Company did not have any unrealized gains or losses during 2018 and 2017 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands) Derivative type by strategy	As of December 31, 2018			As of December 31, 2017
	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Interest rate swaps	$ —	$ —	$ —	$25,000	$(56)	$ —
Foreign currency swaps	16,876	(688)	(357)	16,876	(1,587)	(1,289)
Fixed payout annuity hedge	222,270	(81,528)	—	444,032	(169,535)	—
Replication transactions
Credit default swaps	83,800	616	1,673	83,800	2,084	1,693
Other investment and/or Risk Management activities
Credit default swaps	2,833	(5)	(5)	2,833	(30)	(30)
Credit default swaps - offsetting	—	—	—	10,798	—	—
Foreign currency swaps and forwards	680	(46)	(46)	176,033	(3,415)	(3,415)
GMWB hedging derivatives	5,716,864	46,333	46,333	6,810,992	56,231	56,231
Interest rate swaps and swaptions	100,000	3,635	3,635	—	—	—
Interest rate swaps - offsetting	371,110	(10,329)	(10,329)	371,110	(14,429)	(14,429)
Macro hedge program	8,758,799	199,258	199,257	5,919,909	24,331	24,331
Total	$15,273,232	$157,246	$240,161	$13,861,383	$(106,406)	$63,092

Cash Flow Hedges

Interest rate swaps: Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rates. There were no gains and (losses) in unrealized gains and losses related to cash flow hedges for the years ended December 31, 2018 and 2017 that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.
17

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.
Fixed payout annuity hedge: The Company formerly assumed certain variable annuity products with a guaranteed minimum income benefit ("GMIB") and continues to reinsure certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Replication Transactions
Credit default swaps: The Company periodically enters into credit default swaps as part of replication transactions. Credit risk is hedged by buying protection on a specific entity by pairing with highly rated fixed-income securities in order to reproduce the investment characteristics of otherwise permissible investments.
Other Investment and/or Risk Management Activities
The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)
By strategy	For the year ended December 31, 2018	For the year ended December 31, 2017		For the year ended December 31, 2016
Credit default swaps	$ —	$	$(81)	$953
Credit default swaps - offsetting	(95)		(1,673)	(450)
Foreign currency swaps and forwards	(5,292)		5,417	(520)
GMWB hedging derivatives	(56,795)		(62,624)	(19,968)
Equity index swaps, options, and futures	—		(311)	57,712
Interest rate swaps and swaptions	(5)		2,968	947
Interest rate swaps - offsetting	—		286	9,548
Macro hedge program	(49,614)		(106,307)	(96,490)
Total	$(111,801)		$(162,325)	$(48,268)
Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.
Foreign currency swaps and forwards: The Company enters into foreign currency swaps and forwards to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.
Guaranteed Minimum Withdrawal Benefits (“GMWB”) hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index.
Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

18

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.
Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.
The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31:

As of December 31, 2018
(Amounts in thousands)						Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]		Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure		$33,800	$339	$775	2 years	Corporate Credit/ Foreign Gov.	AA+	$—	$—	$—
Basket credit default swaps [4]
Investment grade risk exposure		50,000	277	898	1 year	Corporate Credit	AAA-	—	—	—
Total		$83,800	$616	$1,673				$—	$—	$—

19

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

As of December 31, 2017
(Amounts in thousands)						Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]		Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure		$33,800	$901	$690	5 year	Corporate Credit/ Foreign Gov.	AA+	$—	$—	$—
Basket credit default swaps [4]
Investment grade risk exposure		50,000	5	1003	5 year	Corporate Credit	BBB+	—
Below investment grade		4,493	368	368	3 year	Corporate Credit	B+	4,493	(368)	(368)
Investment grade risk exposure		906	(3)	(3)	0 year	CMBS Credit	AAA-	906	2	3
Total		$89,199	$1,271	$2,058				$5,399	$(365)	$(365)

[1]
The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.

[4]
Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

Credit Risk
The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.
The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.
Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.
20

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
For the years ended December 31, 2018, 2017, and 2016 the Company had no losses on derivative instruments due to counterparty nonperformance.
f.Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2018 and 2017, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company’s capital and surplus.
g.Bonds, Cash Equivalents, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2018	Value	Gains	Losses	Value
U.S. government and government agencies and authorities
Guaranteed and sponsored - excluding asset-backed	$222,648,454	$27,271,257	$(618,251)	$249,301,460
Guaranteed and sponsored - asset-backed	305,013,858	3,076,537	(5,376,907	302,713,488
States, municipalities and political subdivisions	333,827,094	32,041,361	(1,010,456	364,857,999
International governments	119,084,344	1,117,192	(3,043,391	117,158,145
All other corporate - excluding asset-backed	2,953,783,863	170,731,829	(74,852,135	3,049,663,557
All other corporate - asset-backed	914,191,164	7,301,783	(12,147,718	909,345,229
Hybrid securities	16,751,153	301,460	—	17,052,613
Cash equivalents and short-term investments	204,683,847	151,262	(47,457	204,787,652
Total bonds, cash equivalents and short-term investments	$5,069,983,777	$241,992,681	$(97,096,315)	$5,214,880,143

Common Stocks As of December 31, 2018	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Common stocks - unaffiliated	$73,008,000	$1,220	$(7,993,412)	$ 65,015,808
Common stocks - affiliated	9,980,958	—	(2,580,843)	7,400,115
Total common stocks	$82,988,958	$1,220	$(10,574,255)	$ 72,415,923

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2018	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,371,366	$—	$(12,877)	$2,358,489
Total preferred stocks	$2,371,366	$—	$(12,877)	$2,358,489

21

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

		Gross	Gross	Estimated
Bonds and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2017	Value	Gains	Losses	Value
U.S. government and government agencies and authorities:
Guaranteed and sponsored - excluding asset-backed	$327,950,036	$41,043,850	$(819,813)	$368,174,073
Guaranteed and sponsored - asset-backed	364,393,794	6,045,146	(1,631,931)	368,807,009
States, municipalities and political subdivisions	84,237,814	12,605,530	(98,718)	96,744,626
International governments	93,439,858	3,569,134	(396,515)	96,612,477
All other corporate - excluding asset-backed	2,135,965,912	136,043,736	(7,178,674)	2,264,830,974
All other corporate - asset-backed	690,438,462	10,061,255	(3,329,942)	697,169,775
Hybrid securities	416,460	141,344	—	557,804
Short-term investments	153,553,763	220	(5,831)	153,548,152
Total bonds and short-term investments	$3,850,396,099	$209,510,215	$(13,461,424)	$4,046,444,890

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2017	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$70,773,518	$1,716,938	$(1,118,162)	$71,372,294
Total common stocks	$70,773,518	$1,716,938	$(1,118,162)	$71,372,294

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2017	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,466,654	$76,686	$—	$2,543,340
Total preferred stocks	$2,466,654	$76,686	$—	$2,543,340
The statement value and estimated fair value of bonds, cash equivalents and short-term investments at December 31, 2018 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities (“ABS”), including mortgage-backed securities and collateralized mortgage obligations, (are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

	Statement	Estimated
Maturity	Value	Fair Value
Due in one year or less	$664,392,310	$663,863,357
Due after one year through five years	878,470,989	880,758,698
Due after five years through ten years	1,146,562,102	1,144,795,365
Due after ten years	2,380,558,376	2,525,462,724
Total	$5,069,983,777	$5,214,880,144

At December 31, 2018 and 2017, securities with a statement value of $4,129,705 and $4,143,111, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

22

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

h.Mortgage Loans on Real Estate
The Company had a maximum and minimum lending rate of 6.30% and 3.32% for loans during 2018 and had a maximum and minimum lending rate of 4.37% and 3.32% during 2017. During 2018 and 2017, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2018 and 2017, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 69.5% and 79%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2018 and 2017, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2018 and 2017, there were immaterial amounts of impaired loans with immaterial related allowances for credit losses, and the interest income recognized during the period the loans were impaired was also immaterial.
i.Restructured Debt in which the Company is a Creditor
The Company had recorded immaterial investments in restructured loans in years ended December 31, 2018 and 2017. The realized capital losses related to these loans were immaterial for the years ended December 31, 2018, 2017 and 2016.
j.Joint Ventures, Partnerships and Limited Liability Companies
The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized OTTI of $6,485,136 for the year ended December 31, 2018 on private equity limited partnerships and one state tax credit limited liability company (LLC). OTTI recognized for the years ended December 31, 2017 and 2016 was not material. The partnerships were impaired because their cost basis sustained a decline in value that the Company determined to be other-than-temporary. The OTTI were determined as the difference between the fair value from the partnership financial statements and the carrying value of the investments based on the equity method of accounting. The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment.
In November 2016, the Company impaired the carrying value of its affiliated investment, Hartford Financial Service Corp (HFSC), to its current fair value, based on the length of time, the extent to which the value was less than the cost and recent returns of capital further diminishing future prospects, resulting in a realized loss of $76 million offset by an unrealized gain of the same amount.
k.Security Lending, Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn income on securities loaned (securities lending) or on securities sold and repurchased (repurchase agreements). Under a securities lending program, the Company lends certain bonds within the corporate, foreign government/government agencies, and municipal sectors as well as stocks to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s financial statements. Additional collateral is obtained if the fair value of the collateral falls below100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or bonds and is reported as Securities lending reinvested collateral assets on the Statements of Admitted Assets, Liabilities and Capital and Surplus. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s Statements of Operations.

23

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

As of December 31, 2018, and 2017, the fair value of loaned securities was approximately $98,265,256 and $115,602,325, respectively, reported in Bonds. As of December 31, 2018 and 2017, the associated liability for cash collateral received was $101,549,568 and $119,613,212, respectively, reported in Other liabilities, in the accompanying Statements of Admitted Assets, Liabilities and Capital and Surplus with no stated maturity date. The Company also received immaterial amounts of securities collateral as of December 31, 2018 and 2017 respectively, which was not included in the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2018 and 2017, the securities acquired from the use of the collateral in connection with our securities lending program were short term bond investments and cash equivalents with amortized cost approximating fair value of $101,549,568 and $119,613,212 respectively. The Company did not have securities lending transactions that extend beyond one year from the reporting date.
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2018 and 2017, the Company had no outstanding repurchase agreements.
The Company also may enter into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The agreements have a contractual maturity of one year or less, and are accounted for as collateralized financing. The receivable for reverse repurchase agreements, included within Short-term investments on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus, as of December 31, 2018 and 2017, was $12,292,144 and $0, respectively, with a fair value of $12,436,331 and $0, respectively.
Reinvested proceeds from repurchase agreements and securities lending transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements, dollar repurchase agreements, or securities lending agreements on the Company’s liquidity and capital position are stress tested monthly, under The Hartford's Liquidity Risk Policy.
The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2018 and 2017, securities pledged of $76,738,878 and $209,945,649, respectively, were included in Bonds and Cash, cash equivalents and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $15,683,348 and $16,646,250,
24

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

respectively, as of December 31, 2018 and 2017, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.
As of December 31, 2018 and 2017, the Company accepted cash collateral associated with derivative instruments with a statement value of $326,905,245 and $253,682,064, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash, cash equivalents and short-term investments with a corresponding amount recorded in Collateral on derivatives. The Company also accepted securities collateral as of December 31, 2018 and 2017 of $64,775,963 and $986, respectively, of which the Company has the ability to sell or repledge. As of December 31, 2018 and 2017, the Company had not repledged securities and did not sell any securities collateral. In addition, as of December 31, 2018 and 2017, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
l. Security Unrealized Loss Aging
The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2018 and 2017.
The following tables present amortized cost or statement value, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2018 and 2017:

December 31, 2018	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$9,452	$9,246	$(206)	$20,409	$19,997	$(412)	$29,861	$29,243	$(618)
Guaranteed & sponsored - asset-backed	113,571	112,017	(1,554)	100,220	96,397	(3,823)	213,791	208,414	(5,377)
States, municipalities & political subdivisions	29,064	28,516	(548)	10,106	9,644	(462)	39,170	38,160	(1,010)
International governments	58,419	56,781	(1,638)	25,055	23,650	(1,405)	83,474	80,431	(3,043)
All other corporate - excluding asset-backed	1,120,826	1,070,781	(50,045)	381,360	356,553	(24,807)	1,502,186	1,427,334	(74,852)
All other corporate - asset-backed	437,850	431,845	(6,005)	133,950	127,807	(6,143)	571,800	559,652	(12,148)
Short-term investments	61,253	61,205	(48)	—	—	—	61,253	61,205	(48)
Total fixed maturities	1,830,435	1,770,391	(60,044)	671,100	634,048	(37,052)	2,501,535	2,404,439	(97,096)
Common stock-unaffiliated	39,116	35,081	(4,035)	22,548	18,590	(3,958)	61,664	53,671	(7,993)
Preferred stock - unaffiliated	2,371	2,358	(13)	—	—	—	2,371	2,358	(13)
Total stocks	41,487	37,439	(4,048)	22,548	18,590	(3,958)	64,035	56,029	(8,006)
Total securities	$1,871,922	$1,807,830	$(64,092)	$693,648	$652,638	$(41,010)	$2,565,570	$2,460,468	$(105,102)

25

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

December 31, 2017	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$90,864	$90,189	$(675)	$11,142	$10,998	$(144)	$102,006	$101,187	$(819)
Guaranteed & sponsored - asset-backed	111,536	110,811	(725)	23,922	23,015	(907)	135,458	133,826	(1,632)
States, municipalities & political subdivisions	8,516	8,451	(65)	705	671	(34)	9,221	9,122	(99)
International governments	25,070	24,817	(253)	2,387	2,244	(143)	27,457	27,061	(396)
All other corporate - excluding asset-backed	267,115	265,419	(1,696)	170,524	165,042	(5,482)	437,639	430,461	(7,178)
All other corporate - asset-backed	120,028	119,253	(775)	81,986	79,431	(2,555)	202,014	198,684	(3,330)
Short-term investments	18,975	18,969	(6)	—	—	—	18,975	18,969	(6)
Total fixed maturities	642,104	637,909	(4,195)	290,666	281,401	(9,265)	932,770	919,310	(13,460)
Common stock-unaffiliated	505	502	(3)	22,597	20,451	(2,146)	23,102	20,953	(2,149)
Total stocks	505	502	(3)	22,597	20,451	(2,146)	23,102	20,953	(2,149)
Total securities	$642,609	$638,411	$(4,198)	$313,263	$301,852	$(11,411)	$955,872	$940,263	$(15,609)
As of December 31, 2018, fixed maturities, comprised of 867 securities, accounted for approximately 92% of the Company’s total unrealized loss amount. The securities were primarily related to corporate securities concentrated in the consumer non-cyclical, energy, and utilities sectors and CMBS. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2018, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in unrealized losses during 2018 was primarily attributable to widening credit spreads and higher interest rates.
Most of the securities depressed for twelve months or more primarily related to corporate securities concentrated in the utilities and consumer non-cyclical sectors, and CMBS. CMBS were primarily depressed because current market spreads are wider than spreads at the securities' respective purchase dates. Corporate securities were depressed because of an increase in interest rate and/or the securities have floating rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. As of December 31, 2018, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company’s cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2018.
As of December 31, 2017, fixed maturities, comprised of 394 securities, accounted for approximately 98% of the Company’s total unrealized loss amount. The securities were primarily related to CMBS and corporate securities concentrated in the energy, consumer non-cyclical, and utilities sectors. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2017, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The decrease in unrealized losses during 2017 was primarily attributable to tighter credit spreads.

26

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

m. Loan-backed and Structured Securities OTTI
For the years ended December 31, 2018, 2017 and 2016, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.
For the year ended December 31, 2018, the Company did not recognize OTTI recorded because the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities for loan-backed securities.
n. Structured Notes
The following tables summarize structured notes as of December 31, 2018 and 2017:

December 31, 2018
						Mortgage-
						Referenced
CUSIP					Book/Adjusted	Security
Identification			Actual Cost	Fair Value	Carrying Value	(Yes/No)
39483	BB	7	$2,095,163	$2,146,331	$2,083,892	No
V25125	BD	2	976,902	877,155	979,759	No
98417E	AR	1	18,035,224	16,342,561	18,035,179	No
785592	AD	8	594,258	631,094	595,819	No
3137G0	AL	3	643,510	657,779	644,329	Yes
3137G0	FT	1	498,819	509,922	499,661	Yes
3137G0	GT	0	771,976	793,154	772,001	Yes
Total			$23,615,852	$21,957,996	$23,610,640

December 31, 2017
						Mortgage-
						Referenced
CUSIP					Book/Adjusted	Security
Identification			Actual Cost	Fair Value	Carrying Value	(Yes/No)
39483	BB	7	$8,385,689	$8,862,853	$8,347,291	NO
V25125	BD	2	1,020,080	1,037,334	1,022,043	NO
98417E	AR	1	3,809,405	4,088,285	3,807,618	NO
785592	AD	8	2,559,011	2,746,666	2,549,722	NO
3137G0	AL	3	860,674	889,982	861,405	YES
3137G0	FT	1	874,773	900,645	875,745	YES
3137G0	GT	0	1,130,890	1,170,581	1,130,914	YES
Total			$18,640,522	$19,696,346	$18,594,738

o. 5GI Securities
A 5GI is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or Obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments. The 5GI securities for the Company are immaterial for the years December 31, 2018 and 2017.
27

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

4. Fair Value Measurements
Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets.
The Company's estimates of fair value for financial assets and liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3)
Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.
Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

28

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. Transfers of securities among the levels occur at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 for the years ended December 31, 2018 and 2017. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.
The following table presents assets and (liabilities) carried at fair value by hierarchy level:

	As of December 31, 2018
		Quoted Prices in Active	Significant	Significant
		Markets for Identical	Observable	Unobservable
		Assets	Inputs	Inputs	Net Asset
	(Amounts in thousands)	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$ —	$ —	$44	$ —	$44
	Common stocks - unaffiliated	61,607	—	3,409	—	65,016
	Total bonds and stocks	61,607	—	3,453	—	65,060
	Derivative assets
	Credit derivatives	—	1,697	—	—	1,697
	Interest rate derivatives	—	3,753	—	—	3,753
	Foreign exchange derivatives	—	226	—	—	226
	GMWB hedging instruments	—	38,926	43,452	—	82,378
	Macro hedge program	—	—	232,529	—	232,529
	Total derivative assets	—	44,602	275,981	—	320,583
	Separate Account assets [1]	25,083,562	—	—	—	25,083,562
	Total assets accounted for at fair value	$25,145,169	$44,602	$279,434	$ —	$25,469,205
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$ —	$(29)	$ —	$ —	$(29)
	Foreign exchange derivatives	—	(629)	—	—	(629)
	Interest rate derivatives	—	(10,447)	—	—	(10,447)
	GMWB hedging instruments	—	(14,082)	(21,963)	—	(36,045)
	Macro hedge program	—	—	(33,272)	—	(33,272)
	Total liabilities accounted for at fair value	$ —	$(25,187)	$(55,235)	$ —	$(80,422)

[1] Excludes approximately $10.6 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

29

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

	As of December 31, 2017
		Quoted Prices in Active
		Markets for Identical	Significant	Significant
		Assets	Observable Inputs	Unobservable Inputs
	(Amounts in thousands)	(Level 1)	(Level 2)	(Level 3)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$ —	$ —	$2,824	$2,824
	Common stocks - unaffiliated	71,372	—	—	71,372
	Total bonds and stocks	71,372	—	2,824	74,196
	Derivative assets
	Credit derivatives	—	2,095	—	2,095
	Interest rate derivatives	—	1,158	—	1,158
	GMWB hedging instruments	—	53,717	43,915	97,632
	Macro hedge program	—	—	42,366	42,366
	Total derivative assets	—	56,970	86,281	143,251
	Separate Account assets [1]	30,502,251	—	—	30,502,251
	Total assets accounted for at fair value	$30,573,623	$56,970	$89,105	$30,719,698
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$ —	$(432)	$ —	$(432)
	Foreign exchange derivatives	—	(4,704)	—	(4,704)
	Interest rate derivatives	—	(15,587)	—	(15,587)
	GMWB hedging instruments	—	(17,851)	(23,550)	(41,401)
	Macro hedge program	—	—	(18,035)	(18,035)
	Total liabilities accounted for at fair value	$ —	$(38,574)	$(41,585)	$(80,159)
[1] Excludes approximately $15.2 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.
Valuation Techniques, Procedures and Controls
The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.
The fair value process is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Investment Accounting and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee, a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group (“Derivatives Working Group”), which include various investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company also has an enterprise-wide Operational Risk Management function, led by the Chief Operational Risk Officer, which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company’s operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs as well as an analysis of significant changes to current models.
Bonds and Stocks
The fair value of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by management using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.
Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.
The Company utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The Company's process is similar to the third-party pricing services. The Company develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.
The Securities Working Group performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analyses and is overseen by investment and accounting professionals. As a part of these analyses, the Company considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee.
The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use                             31

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.
Derivative Instruments
Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations.
The Derivatives Working Group performs ongoing analyses of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives. There are monthly analyses to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.
The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.
Valuation Inputs for Investments
For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.
For the Company’s Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.
A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:
Level 2 The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include most bonds and preferred stocks.
ABS, CMBS, collateralized debt obligations (CDOs) and residential mortgage-backed securities ("RMBS") - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.
Credit derivatives - Primary inputs include the swap yield curve and credit default swap curves.
32

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
Equity derivatives - Primary inputs include equity index levels.
Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.
Interest rate derivatives - Primary input is the swap yield curve.
Level 3 Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, CDOs and RMBS primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility, swap yield curves beyond observable limits, and commodity price curves.
Separate Account assets
Separate Account assets are primarily invested in mutual funds but also have investments in bonds and stocks. Separate Account investments are valued in the same manner, and using the same pricing sources and inputs, as the bonds and stocks held in the General Account of the Company.
Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values
The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations.
As of December 31, 2018 and December 31, 2017, the Company did not have any material Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)	December 31, 2018
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	$(499)	Option model	Equity volatility	30%	32%	Increase
Equity variance swaps	(19,662)	Option model	Equity volatility	22%	22%	Increase
Customized swaps	41,650	Discounted cash flows	Equity volatility	18%	30%	Increase
Macro hedge program
Equity options [2]	203,129	Option model	Equity volatility	17%	29%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

33

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

(Amounts in thousands)	December 31, 2017
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	$2,739	Option model	Equity volatility	27%	30%	Increase
Equity variance swaps	(19,800)	Option model	Equity volatility	19%	19%	Increase
Customized swaps	37,426	Discounted cash flows	Equity volatility	7%	26%	Increase
Macro hedge program
Equity options [2]	30,687	Option model	Equity volatility	26%	31%	Increase

[1]
The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.
Securities and derivatives for which the Company bases fair value on broker quotations predominately include corporate bonds and certain equity derivatives. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the years ended December 31, 2018 and 2017, no significant adjustments were made by the Company to broker prices received.
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2018 and 2017:

				Total Realized/ Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan.1, 2018	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	December 31, 2018
Assets
All other corporate bonds – asset-backed	$2,824	$ —	$(2,700)	$ —	$24	$ —	$ —	$(104)	$44
Common stocks - unaffiliated	—	—	—	—	—	3,409	—	—	3,409
Total bonds and stocks	2,824	—	(2,700)	—	24	3,409	—	(104)	3,453
Derivatives
GMWB hedging instruments	20,365	—	—	—	3,549	—	—	(2,425)	21,489
Macro hedge program	24,331	—	—	(24,641)	138,012	40,868	—	20,687	199,257
Total derivatives [3]	44,696	—	—	(24,641)	141,561	40,868	—	18,262	220,746
Total assets	$47,520	$ —	$(2,700)	$(24,641)	$141,585	$44,277	$ —	$18,158	$224,199

34

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]	Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

				Total Realized/ Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	January 1, 2017	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	December 31, 2017
Assets
All other corporate bonds – asset-backed	$6.881	$547	$ —	$(6,578)	$(180)	$2,700	$ —	$(546)	$2.824
Total bonds and stocks	6,881	547	—	(6,578)	(180)	2,700	—	(546)	2,824
Derivatives
GMWB hedging instruments	46,219	—	—	—	(25,854)	—	—	—	20,365
Macro hedge program	146,157	—	—	—	1,032	—	—	(122,858)	24,331
Total derivatives [3]	192,376	—	—	—	(24,822)	—	—	(122,858)	44,696
Total assets	$199,257	$547	$ —	$(6,578)	$(25,002)	$2,700	$ —	$(123,404)	$47,520

35

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]	Derivative instruments are reported in this table on a net basis for asset/(liability) positions.
Fair Values for All Financial Instruments by Levels 1, 2 and 3
The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

(Amounts in thousands)	December 31, 2018
							Not
							Practicable
	Aggregate	Admitted				Net Asset	(Carrying
Type of Financial Instrument	Fair Value	Value	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	Value)
Assets
Bonds - unaffiliated	$5,010,093	$4,865,300	$ —	$4,851,531	$158,562	$ —	$ —
Preferred stocks - unaffiliated	2,358	2,371	—	2,358	—	—	—
Common stocks - unaffiliated	65,016	65,016	61,607	—	3,409	—	—
Mortgage loans	822,690	813,842	—	—	822,690	—	—
Cash, cash equivalents and short-term investments - unaffiliated	411,663	411,559	271,049	140,614	—	—	—
Derivative related assets	237,982	320,583	—	(37,999)	275,981	—	—
Contract loans	102,625	102,625	—	—	102,625	—	—
Surplus debentures	43,174	36,592	—	43,174	—	—	—
Low-income housing tax credits	425	425	—	—	425	—	—
Securities lending reinvested collateral assets	101,529	101,550	—	101,529	—	—	—
Separate Account assets [1]	25,083,562	25,083,562	25,083,562	—	—	—	—
Total assets	$31,881,117	$31,803,425	$25,416,218	$5,101,207	$1,363,692	$ —	$ —
Liabilities
Liability for deposit-type contracts	$(475,344)	$(475,344)	$ —	$ —	$(475,344)	$ —	$ —
Derivative related liabilities	(80,736)	(80,422)	—	(25,501)	(55,235)	—	—
Separate Account liabilities	(25,083,562)	(25,083,562)	(25,083,562)	—	—	—	—
Total liabilities	$(25,639,642)	$(25,639,328)	$(25,083,562)	$(25,501)	$(530,579)	$ —	$ —
[1] Excludes approximately $10.6 million, at December 31, 2018, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

36

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(Amounts in thousands)	December 31, 2017
						Not
						Practicable
	Aggregate	Admitted				(Carrying
Type of Financial Instrument	Fair Value	Value	(Level 1)	(Level 2)	(Level 3)	Value)
Assets
Bonds - unaffiliated	$3,892,897	$3,696,842	$51,592	$3,643,186	$198,119	$ —
Preferred stocks - unaffiliated	2,543	2,467	—	2,543	—	—
Common stocks - unaffiliated	71,372	71,372	71,372	—	—	—
Mortgage loans	474,340	464,673	—	—	474,340	—
Cash, cash equivalents and short-term investments - unaffiliated	547,291	547,296	424,597	122,694	—	—
Derivative related assets	(26,055)	143,251	—	(112,336)	86,281	—
Contract loans	106,561	106,561	—	—	106,561	—
Surplus debentures	16,454	13,710	—	16,454	—	—
Low-income housing tax credits	564	564	—	—	564	—
Securities lending reinvested collateral assets	119,609	119,613	—	119,609	—	—
Separate Account assets [1]	30,502,251	30,502,251	30,502,251	—	—	—
Total assets	$35,707,827	$35,668,600	$31,049,812	$3,792,150	$865,865	$ —
Liabilities
Liability for deposit-type contracts	$(513,033)	$(513,033)	$ —	$ —	$(513,033)	$ —
Derivative related liabilities	(80,350)	(80,159)	—	(38,764)	(41,586)	—
Separate Account liabilities	(30,502,251)	(30,502,251)	(30,502,251)	—	—	—
Total liabilities	$(31,095,634)	$(31,095,443)	$(30,502,251)	$(38,764)	$(554,619)	$ —
[1] Excludes approximately $15.2 million, at December 31, 2017, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.
The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.
The amortized cost of short-term investments approximates fair value.
Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.
The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.
The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans.
At December 31, 2018 and 2017 the Company had no investments where it was not practicable to estimate fair value. 5. Income Taxes
On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Reform”). Tax Reform established new tax laws that affected 2018, including, but not limited to, (1) reduction of the U.S. federal corporate income tax rate from 35% to 21%, (2) elimination of the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized, (3) limitations on the deductibility of certain executive compensation, (4)
37

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

changes to the discounting of statutory reserves for tax purposes, and (5) limitations on net operating losses (NOLs) generated after December 31, 2017. Additional information regarding the impacts of Tax Reform is disclosed throughout Note 5 below.
The Company's 2017 AMT credits of $173,530,180 were reclassified to Federal income tax recoverable as a current income tax receivable as Tax reform allowed for the refund of AMT credits over time but no later than 2022. These amounts were settled in 2018 as part of the Talcott Resolution sale transaction. See Note 1.
A. The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2018
			Ordinary	Capital	Total
	(a)	Gross DTA	$228,995,038	$11,432,431	$240,427,469
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	228,995,038	11,432,431	240,427,469
	(d)	Deferred tax assets nonadmitted	66,187,861	—	66,187,861
	(e)	Subtotal net admitted deferred tax assets	162,807,177	11,432,431	174,239,608
	(f)	Deferred tax liabilities	5,096,171	18,055,795	23,151,966
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$157,711,006	$(6,623,364)	$151,087,642

2				2018
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	157,711,006	(6,623,364)	151,087,642
		(1) DTAs expected to be realized after the balance sheet date	157,711,006	(6,623,364)	151,087,642
		(2) DTAs allowed per limitation threshold	XXX	XXX	151,087,642
	(c)	DTAs offset against DTLs	5,096,171	18,055,795	23,151,966
	(d)	DTAs admitted as a result of application of SSAP No. 101	$162,807,177	$11,432,431	$174,239,608

3	(a)	Ratio % used to determine recovery period and threshold limitation	1,088%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$1,007,250,953

4			2018
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$228,995,038	$11,432,431
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	17%	39%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$162,807,177	$11,432,431
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	18%	100%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1				2017
			Ordinary	Capital	Total
	(a)	Gross DTA	$475,442,749	$4,265,999	$479,708,748
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	475,442,749	4,265,999	479,708,748
	(d)	Deferred tax assets nonadmitted	315,490,484	—	315,490,484
	(e)	Subtotal net admitted deferred tax assets	159,952,265	4,265,999	164,218,264
	(f)	Deferred tax liabilities	28,399,486	5,562,778	33,962,264
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$131,552,779	$(1,296,779)	$130,256,000
38

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

2				2017
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	131,552,779	(1,296,779)	130,256,000
		(1) DTAs expected to be realized after the balance sheet date	131,552,779	(1,296,779)	130,256,000
		(2) DTAs allowed per limitation threshold	XXX	XXX	151,307,353
	(c)	DTAs offset against DTLs	28,399,486	5,562,778	33,962,264
	(d)	DTAs admitted as a result of application of SSAP No. 101	$159,952,265	$4,265,999	$164,218,264

3	(a)	Ratio % used to determine recovery period and threshold limitation	668%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$1,008,715,688

4			2017
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$475,442,749	$4,265,999
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$159,952,265	$4,265,999
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	66%	0%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1			Change During 2018
			Ordinary	Capital	Total
	(a)	Gross DTA	$(246,447,711)	$7,166,432	$(239,281,279)
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	(246,447,711)	7,166,432	(239,281,279)
	(d)	Deferred tax assets nonadmitted	(249,302,623)	—	(249,302,623)
	(e)	Subtotal net admitted deferred tax assets	2,854,912	7,166,432	10,021,344
	(f)	Deferred tax liabilities	(23,303,315)	12,493,017	(10,810,298)
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$26,158,227	$(5,326,585)	$20,831,642

2			Change During 2018
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	26,158,227	(5,326,585)	20,831,642
		(1) DTAs expected to be realized after the balance sheet date	26,158,227	(5,326,585)	20,831,642
		(2) DTAs allowed per limitation threshold	XXX	XXX	(219,711)
	(c)	DTAs offset against DTLs	(23,303,315	12,493,017	(10,810,298)
	(d)	DTAs admitted as a result of application of SSAP No. 101	$2,854,912	$7,166,432	$10,021,344

3	(a)	Ratio % used to determine recovery period and threshold limitation	420%	%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$(1,464,735)

39

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

4			Change During 2018
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$(246,447,711)	$7,166,432
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	17%	39%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$2,854,912	$7,166,432
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	(48)%	100%

B.	DTLs are not recognized for the following amounts:

Not Applicable.

C.	Significant Components of Income Taxes Incurred

1.	The components of current income tax (benefit)/expense are as follows:
			2018	2017	Change
	(a)	Federal	$(32,642,950)	$(49,931,703)	$17,288,753
	(b)	Foreign	—	—	—
	(c)	Subtotal	(32,642,950)	(49,931,703)	17,288,753
	(d)	Federal income tax on net capital gains	70,177,864	6,046,610	64,131,254
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$37,534,914	$(43,885,093))	$81,420,007

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2018	2017	Change
	DTA: Ordinary
	Policyholder reserves	$50,569,867	$33,714,025	$16,855,842
	Deferred acquisition costs	39,649,553	42,379,117	(2,729,564)
	Compensation and benefits	1,384,490	2,320,355	(935,865)
	Investments	2,171,194	850,495	1,320,699
	Net operating loss carryforward	125,160,000	378,696,773	(253,536,773)
	Tax credit carryforward	3,371,665	12,122,699	(8,751,034)
	Other	6,688,269	5,359,285	1,328,984
	Subtotal: DTA Ordinary	228,995,038	475,442,749	(246,447,711)
	Ordinary statutory valuation allowance	—	—	—
	Total adjusted gross ordinary DTA	228,995,038	475,442,749	(246,447,711)
	Nonadmitted ordinary DTA	66,187,861	315,490,484	(249,302,623)
	Admitted ordinary DTA	162,807,177	159,952,265	2,854,912
	DTA: Capital
	Investments	11,432,431	4,265,999	7,166,432
	Subtotal: DTA Capital	11,432,431	4,265,999	7,166,432
	Capital statutory valuation allowance	—	—	—
	Total adjusted gross capital DTA	11,432,431	4,265,999	7,166,432
	Nonadmitted capital DTA	—	—	—
	Admitted capital DTA	11,432,431	4,265,999	7,166,432
	Total Admitted DTA	$174,239,608	$164,218,264	$10,021,344
40

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

DTL: Ordinary
Investments	$ —	$2,812,556	$(2,812,556)
Deferred and uncollected premium	—	29,751	(29,751)
Policyholder reserves	5,096,171	24,927,179	(19,831,008)
Other	—	630,000	(630,000)
Gross DTL ordinary	5,096,171	28,399,486	(23,303,315)
DTL: Capital
Investments	18,055,795	5,562,778	12,493,017
Gross DTL capital	18,055,795	5,562,778	12,493,017
Total DTL	23,151,966	33,962,264	(10,810,298)
Net adjusted DTA/(DTL)	$151,087,642	$130,256,000	$20,831,642
Adjust for the change in deferred tax on unrealized gains/losses			11,885,633
Adjust for the stock compensation transfer			509,063
Adjust for the change in nonadmitted deferred tax			(249,302,623)
AMT receivable reclass			(17,602,941)
Other adjustments			1
Adjusted change in net deferred Income Tax			$(233,679,225)

D. Reconciliation of federal income tax rate to actual effective rate:
The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

	2018 Tax effect	% of Pre-tax income $ 102,581,087	2017 Tax effect	% of Pre-tax income $ 126,926,995	2016 Tax effect	% of Pre-tax income $ 129,365,110
Statutory tax	$21,542,028	21.00%	$44,424,448	35.00%	$45,277,788	35.00%
Tax preferred investments	(97,684,555)	(95.23)%	(57,083,258)	(44.97)%	(43,690,668)	(33.77)%
Subsidiary value write down	—	—	—	—	27,300,293	21.10%
Interest maintenance reserve	11,294,233	11.01%	414,264	0.33%	3,132,052	2.42%
Amortization of inception gain	(4,974,717)	(4.85)%	(8,956,683)	(7.06)%	(10,236,210)	(7.91)%
IRS Audit adjustments	—	—	—	—	38,226,226	29.54%
VA Hedge Reclass	36,663,594	35.74%	(42,956,592)	(33.8400)%	6,712,342	5.19%
Prior period adjustments	46,412,127	45.24%	(59,827,603)	(47.1400)%	—	— %
Tax Reform	(664,934)	(0.65)%	301,344,827	237.42%	—	— %
Change in deferred tax on non-admitted assets	(1,463,302)	(1.43)%	840,802	0.66%	—	— %
Intercompany settlement of DTA	267,104,472	260.38%	(2,160,604)	(1.70)%	—	— %
All other	(7,014,807)	(6.82)%	(451,900)	(0.37)%	(3,264,167)	(2.52)%
Total statutory income tax	271,214,139	264.39%	175,587,701	138.33%	63,457,656	49.05%
Federal and foreign income taxes incurred	37,534,914	36.59%	(43,885,093)	(34.58)%	(16,780,987)	(12.97)%
Change in net deferred income taxes	233,679,225	227.80%	219,472,794	172.91%	80,238,643	62.02%
Total statutory income tax	$271,214,139	264.39%	$175,587,701	138.33%	$63,457,656	49.05%
E. Operating loss and tax credit carryforwards and protective tax deposits

1.	At December 31, 2018, the Company had $596,000,000 of net operating loss carryforwards which expire between 2027 and 2030, and $3,371,665 of foreign tax credit carryovers which expire in 2028.

2.	The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:
2018 —
2017     —
2016    —

41

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

3.	The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2018.
F. Consolidated Federal Income Tax Return

1.	The Company's federal income tax return is consolidated within TL's consolidated federal income tax return. The consolidated federal income tax return includes the following entities:
Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance American Maturity Life Insurance Company
For the period ended May 31, 2018, the Company’s federal income tax return was included in a consolidated tax return with its former indirect parent, The Hartford and The Hartford's subsidiaries.

2.	Federal Income Tax Allocation
Estimated tax payments are made quarterly (if necessary), at which time intercompany tax balances are settled. In the subsequent year, additional settlements (if necessary) are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return. For the period ended May 31, 2018, the allocation of tax was subject to a written agreement with the Company's former indirect parent, The Hartford.
6. Reinsurance
The amount of reinsurance recoverables from and payables to unaffiliated reinsurers were $47,565,210 and $10,467,692 respectively, as of December 31, 2018. The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $8,863,400 and $43,678,211 respectively, as of December 31, 2017.
The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2018	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,158,158,608	$945,895,582	$(13,870,725,332)	$5,233,328,858
Liability for deposit-type contracts	1,204,076,689	247,955,369	(976,688,549)	475,343,509
Policy and contract claim liabilities	152,006,971	25,022,229	(149,662,542)	27,366,658
Premium and annuity considerations	1,026,148,635	90,521,601	(2,735,139,940)	(1,618,469,704)
Death, annuity, disability and other benefits	1,263,080,747	107,257,969	(1,027,017,105)	343,321,611
Surrenders and other fund withdrawals	3,898,586,530	175,281,904	(526,234,814)	3,547,633,620
2017	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$14,686,319,652	$974,679,315	$(12,199,904,057)	$3,461,094,910
Liability for deposit-type contracts	27,322,381	485,714,693	(4,499)	513,032,575
Policy and contract claim liabilities	170,509,249	32,270,719	(167,598,735)	35,181,233
Premium and annuity considerations	1,118,219,251	98,793,627	(987,068,482)	229,944,396
Death, annuity, disability and other benefits	1,049,822,086	115,831,353	(873,182,466)	292,470,973
Surrenders and other fund withdrawals	4,016,631,491	187,693,017	(452,535,068)	3,751,789,440

42

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

2016	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$13,737,668,338	$1,009,814,809	$(11,124,064,437)	$3,623,418,710
Liability for deposit-type contracts	31,932,206	714,653,231	(3,645)	746,581,792
Policy and contract claim liabilities	144,070,692	20,007,238	(142,964,875)	21,113,055
Premium and annuity considerations	1,248,178,977	109,299,565	(1,074,130,692)	283,347,850
Death, annuity, disability and other benefits	921,467,688	106,615,608	(764,521,986)	263,561,310
Surrenders and other fund withdrawals	4,383,813,770	184,833,390	(443,569,567)	4,125,077,593

a. External reinsurance
Immediately following the close of the Talcott sale transaction (see Note 1), the Company and TL entered into reinsurance agreements with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group. Pursuant to the reinsurance agreements, the Company ceded, on an 85% quota share basis, the Company’s variable and fixed payout annuity contracts and period certain structured settlement contracts. Additionally, standard lives structured settlement contracts were ceded on a 75% quota share basis. The net impact of this reinsurance transaction on the Company’s results of operations and financial condition included the transfer of reserves, deposit liabilities and IMR totaling approximately $2.5 billion, offset by cash and invested assets totaling $2.7 billion at market value. The Company realized gains of $258 million and received a ceding commission of $141 million, before tax. The net gain totaling $73 million, after tax, was deferred as a component of Other than special surplus funds on the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus, and will be amortized over a period of 25 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operation and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $4.7 million in 2018.
The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to the Company, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on the Company's financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2018, the Company has two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which are actively monitored, are as follows: reserve credits totaling $12.5 billion for Prudential offset by $9.4 billion of market value of assets held in trust, for a net exposure of $3.1 billion. In addition, reserve credits totaling $2.3 billion for Commonwealth Annuity and Life Insurance Company are offset by $2.6 billion of market value of assets held in trust, for no net exposure. As of December 31, 2017, the Company had one reinsurance-related concentration of credit risk greater than 10% of the Company’s capital and surplus. The concentration, which was actively monitored, was as follows: reserve credits totaling $12.1 billion for Prudential offset by $9.0 billion of market value of assets held in trust, for a net exposure of $3.1 billion.
The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a loss of reinsurance credit for the Company, and for which such obligation is not presently accrued is $73,653,500 in 2018, a decrease of $48,356,117 from the 2017 balance of $122,009,617. The total amount of reinsurance credits taken for this agreement was $93,232,278 in 2018, a decrease of $94,474,825 from the 2017 balance of $187,707,103.
On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. As part of this transaction a reinsurance gain of approximately $600 million, before tax, was deferred and is being amortized over 20 years as earnings are estimated to emerge from the business reinsured. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and decreases of gain on
43

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

inforce reinsurance on the Statements of Changes in Capital and Surplus, totaled $19.0 million, $25.6 million and $29.2 million for 2018, 2017 and 2016, respectively.
On June 30, 2014, TL’s parent, TLI, completed the sale of all of the issued and outstanding equity of HLIKK, a Japan based affiliate, to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Upon closing, the Buyer is responsible for all liabilities for the recaptured business. As of December 31, 2018 and 2017, the Company provided reinsurance to the Buyer for approximately $0.2 billion and $0.5 billion, respectively, of fixed payout annuities related to the “3Win” product formerly written by HLIKK. Under this agreement, the Buyer continues to cede the following: in-force “3Win” annuities which bundled guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum income benefits ("GMIB") and guaranteed minimum death benefits ("GMDB") product features and risks. The liability for this assumed reinsurance is presented within Liability for deposit-type contracts on the Statements of Admitted Assets, Liabilities and Capital and Surplus. In connection with this reinsurance agreement, the Company collected immaterial premiums for the years ended December 31, 2018, 2017 and 2016.
b. Reinsurance Assumed from Affiliates
TL and TLA received approval from the State of Connecticut Department of Insurance in January 2018, to enter into an assumption reinsurance agreement effective February 1, 2018. Pursuant to this agreement, TL transferred approximately $4.6 billion of reserves and $0.1 billion of associated interest maintenance reserve liability along with cash and invested assets with a book value totaling $4.7 billion, equal to the liabilities, to TLA. This assumption reinsurance transaction was considered a non-economic transaction and TLA and TL received no material impacts to surplus as a result of this transaction. Assumption reinsurance is reported as direct reserves in the table above.
7. Related Party Transactions
Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by TL.
Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.
At December 31, 2018 and 2017, the Company reported no receivables from and $5,900,113 and $13,126,682, respectively, as payable to parents, subsidiaries and affiliates. The terms of the written settlement agreements require that these amounts be settled generally within 30 days.
Effective June 1, 2018, TL entered into an Intercompany Liquidity Agreement (the "Liquidity Agreement") with TLA. The Agreement allows for short-term advances of funds between TL, TLA and certain TL subsidiaries who become parties to the Liquidity Agreement in the future. The Company had no issued and outstanding borrowings as of December 31, 2018.
Prior to the Talcott sale transaction, the Company participated in an Intercompany Liquidity Agreement (the “Agreement”) that The Hartford entered into with its insurance company subsidiaries that are domiciled in the State of Connecticut. The Agreement allowed for short-term advances of funds between Hartford affiliates for liquidity and other general corporate purposes. The Company had no issued and outstanding notes as of December 31, 2017.

44

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

As part of the sale transaction describe in Note 1, the Company funded a pre-closing return of capital to TL totaling $309.5 million. This return of capital included amounts that HHI paid to the Company and its affiliates for certain assets that were transferred to HHI related to the reallocation of alternative minimum tax credits and other tax settlements. In addition, as part of the agreement, HHI reimbursed the Company for leakage as defined in the agreement by contributing capital totaling $37.6 million to the Company before closing.
On October 19, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $550,000,000 from TLA to HLIHC, TLA's former parent company. TLA paid the dividend on October 30, 2017.
On September 1, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $150,000,000 from TLA to HLIHC. TLA paid the dividend on September 14, 2017.
On January 5, 2017, The Hartford received permission from the Department to pay an extraordinary dividend of $300,000,000 from TLA to HLIHC. TLA paid the dividend on January 30, 2017.
On June 16, 2016, The Hartford received permission from the Department to pay an extraordinary dividend of $250,000,000 from TLA to HLIHC. TLA paid the dividend on July 15, 2016.
On January 13, 2016, The Hartford received permission from the Department to pay an extraordinary dividend of $500,000,000 from TLA to TL. TLA paid the dividend on January 29, 2016.
Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.
8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits
As of June 1, 2018, TL adopted a new investment and savings plan, the Talcott 401(k) Plan. Substantially all U.S. employees of the Company are eligible to participate in Talcott 401(k) Plan under which designated contributions can be invested in a variety of investments. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. TL also maintains a non-qualified savings plan, Talcott Resolution Deferred Compensation Plan, with a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) limit, currently $275,000. Eligible compensation includes salary and bonuses and participants can defer up to 80% of their eligible pay. The cost allocated to the Company for the period ended December 31, 2018 was immaterial. Effective December 31, 2018, both plans were assigned to TLI, the Company's indirect parent.
Through May 31, 2018, substantially all U.S. employees of the Company were eligible to participate in The Hartford Investment and Savings Plan under which designated contributions could be invested in a variety of investments including up to 10% in common stock of The Hartford. The Company's contributions included a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Hartford also maintained a non-qualified savings plan, The Hartford Excess Savings Plan, with the same level of matching contributions excluding the non-elective contributions with respect to employee compensation in excess of the limit that can be recognized under the tax-qualified Investment and Savings Plan. Eligible compensation included overtime and bonuses but was limited to a total of $1,000,000 annually. Participation in this plan was terminated effective May 31, 2018, as a result of the Talcott Resolution sale transaction (see Note 1). The cost allocated to the Company for years ended December 31, 2018, 2017 and 2016 was $1,414,203, $2,333,035 and $1,863,183, respectively.
The Hartford maintained The Hartford Retirement Plan for U.S. employees, a U.S. qualified defined benefit pension plan (the “Plan”), that covered substantially all U.S. employees of the Company hired prior to January 1, 2013. The Hartford also maintained non-qualified pension plans to provide retirement benefits previously accrued that are in excess of Internal Revenue
45

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Code limitations. These plans were collectively referred to as the “Pension Plans." Participation in the Plans was terminated effective May 31, 2018, as a result of the Talcott Resolution sale transaction (see Note 1).
Effective December 31, 2012, The Hartford amended the Plan to freeze participation and benefit accruals. As a result, employees will not accrue further benefits under the Plan, although interest will continue to accrue to existing account balances. Participants as of December 31, 2012 continued to earn vesting credit with respect to their frozen accrued benefits as they continued to work. The freeze also applied to The Hartford Excess Pension Plan II, The Hartford's non-qualified excess pension benefit plan for certain highly compensated employees.
For the years ended December 31, 2018, 2017 and 2016, The Hartford life insurance companies recognized pension expenses of $2,301,558, $95,590,469 and $35,501,483, respectively, which was their allocation from The Hartford of contributions to the Pension Plans and non-qualified benefit payments. For the years ended December 31, 2018, 2017 and 2016, the Company's share of this contribution was immaterial, $41,450,436 and $4,740,669, respectively. Participation in this plan was terminated effective May 31, 2018, as a result of the Talcott Resolution sale transaction (see Note 1).
On June 30, 2017, The Hartford purchased a group annuity contract to transfer approximately $1.6 billion of its outstanding pension benefit obligations related to certain U.S. retirees, terminated vested participants, and beneficiaries to a third-party. In connection with this transaction, The Hartford made a $280 million contribution to the U.S. qualified pension plan in September, 2017 in order to maintain the plan's pre-transaction funded status.
On January 2, 2018, the assets of the plan previously invested in the separate accounts of TL were transferred to a third party custodian.
The Hartford also provided certain health care and life insurance benefits for eligible retired employees. The Hartford's contribution for health care benefits depended upon the retiree's date of retirement and years of service. In addition, the plan had a defined dollar cap for certain retirees which limited average company contributions. The Hartford prefunded a portion of the health care obligations through a trust fund where such prefunding can be accomplished on a tax effective basis. Effective January 1, 2002, company-subsidized retiree medical, retiree dental and retiree life insurance benefits were eliminated for employees with original hire dates on or after January 1, 2002. As of December 31, 2012, The Hartford’s other postretirement medical, dental and life insurance coverage plans were amended to no longer provide subsidized coverage for current employees who retire on or after January 1, 2014. The expenses allocated to the Company for other postretirement benefits were not material to the results of operations for 2018, 2017 and 2016. Participation in this plan was terminated effective May 31, 2018, as a result of the Talcott Resolution sale transaction (see Note 1).
The Company participates in postemployment plans that provide for medical and salary replacement benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for the year ended December 31, 2018.
The Company participated in postemployment plans sponsored by, and included in the financial statements of, the Hartford Fire Insurance Company. These plans provided for medical and salary continuation benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for 2018, 2017 and 2016. Participation in this plan was terminated effective May 31, 2018, as a result of the Talcott Resolution sale transaction (see Note 1).
9. Debt
Effective December, 2018, The Company is a member of the Federal Home Loan Bank of Boston ("FHLB"). Membership allows the Company access to collateralized advances, which may be used to support various spread-based businesses or to enhance liquidity management. FHLB membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount (generally between 3.0% and 4.0% of the principal balance) based upon the term of the
46

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

outstanding advances. FHLB stock held by the Company is classified within Common and preferred stocks on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2018, there were no advances outstanding.
State law limits the Company's ability to pledge, hypothecate or otherwise encumber its assets. The amount of advances that can be taken by the Company are dependent on the assets pledged by the Company to secure the advances, and are therefore subject to this legal limit. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. For 2018, the Company's pledge limit is $290 million. The Company would need to seek prior written approval from the Department in order to exceed this limit. If the Company were to pursue borrowing additional amounts under its estimated capacity it may have to purchase additional shares of activity stock.
FHLB Capital Stock - Aggregate Totals As of December 31, 2018

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$ —	$ —	$ —
b.	Membership Stock - Class B	3,408,900	3,408,900	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	3,408,900	3,408,900	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$290,000,000	$290,000,000	$ —
10. Capital and Surplus and Shareholder Dividend Restrictions Dividend Restrictions
The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. No dividends were paid in 2018. Dividends paid totaled $1.0 billion in 2017 and $750 million in 2016. For returns of capital, see Note 7. With respect to dividends to its parent TL, the Company’s dividend limitation under the holding company laws of Connecticut is $180,703,273 in 2019. As a condition of the sale, TL and its affiliates are required to gain pre-approval from the Commissioner for any dividends, regardless of size, through May 31, 2020.
Unassigned Funds
The portion of unassigned funds reduced by each item below at December 31 was as follows:

	2018	2017
Unrealized capital losses, gross of tax	$(2,958,010)	$(228,315,536)
Nonadmitted asset values	86,053,045	331,131,052
Asset valuation reserve	83,428,299	34,894,589
47

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
11. Separate Accounts

The Company maintained Separate Account assets totaling $25,094,122,246 and $30,517,487,239 as of December 31, 2018 and 2017, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.
The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2018 and 2017, the Company’s Separate Account statement included legally insulated assets of $25,094,122,246 and $30,517,487,239, respectively.
Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company’s Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.
Separate Account fees, net of minimum guarantees, were $575,989,832, $603,735,208 and $620,498,300 for the years ended December 31, 2018, 2017 and 2016, respectively, and are recorded as a component of fee income on the Company’s Statements of Operations.
An analysis of the Separate Accounts as of December 31, 2018 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the year ended December 31, 2018	$ —	$ —	$ —	$320,805,640	$320,805,640
Reserves at year-end:
For accounts with assets at: Fair value Amortized cost	$ — —	$ — —	$ — —	$ 25,003,951,338 —	$ 25,003,951,338 —
Total reserves	$ —	$ —	$ —	$25,003,951,338	$25,003,951,338
By withdrawal characteristics:
Subject to discretionary withdrawal
With market value adjustment
At book value without market value adjustment and with surrender charge of 5% or more At fair value
At book value without market value adjustment and with surrender charge of less than 5%
	$ — — — — —	$ — — — — —	$ — — — — —	$ — — — 24,691,460,172 —	$ — — — 24,691,460,172 —
Subtotal Not subject to discretionary withdrawal	— —	— —	— —	24,691,460,172 312,491,166	24,691,460,172 312,491,166
Total	$ —	$ —	$ —	$25,003,951,338	$25,003,951,338

48

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Below is a reconciliation of net transfers from Separate Accounts:

	December 31, 2018	December 31, 2017	December 31, 2016
Transfer to Separate Accounts	$320,805,640	$397,893,498	$428,564,804
Transfer from Separate Accounts	3,836,797,059	4,031,435,195	4,436,510,790
Net Transfer from Separate Accounts	(3,515,991,419)	(3,633,541,697)	(4,007,945,986)
Internal exchanges and other Separate Account activity	(11,772,160)	3,405,434	54,158,782
Transfer from Separate Accounts on the Statements of Operations	$(3,527,763,579)	$(3,630,136,263)	$(3,953,787,204)

12. Commitments and Contingent Liabilities
a.Litigation
The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.
b.Guaranty Funds
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.
Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2018, 2017 and 2016. The Company had immaterial guaranty fund receivables as of December 31, 2018 and 2017, respectively.

49

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

c. Contingent Commitments
At December 31, 2018, the Company has outstanding commitments totaling $125,891,437 of which $104,786,530 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $13,356,348 is related to commercial whole loans expected to fund in the first half of 2019, and $7,748,559 is related to various funding obligations associated with private placement securities.
Detail of Other Contingent Commitments

1 Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement	2 Liability Recognition of Guarantee	3 Ultimate Financial Statement Impact if Action Under the Guarantee is Required	4 Maximum Potential Amount of Future Payments the Guarantor Could be Required to Make	5 Current Status of Payment or Performance Risk of Guarantee
Effective February 1, 2018, TLA guaranteed the obligations of Talcott Resolution Comprehensive Employee Benefit Service Company ("TCB"), a wholly-owned subsidiary, with respect to certain structured settlement liability obligations to provide an increased level of security to claimants under such structured settlements; these obligations were assumed from TL on February 1, 2018.	$ —	Increase in Investments in SCA, Dividends to stockholders (capital contribution), Expense, or Other	Unlimited (1)	The guaranteed affiliate maintains surplus in addition to policyholder reserves. The payment or performance risk of this guarantee is low as It is unlikely that this guarantee will be triggered.
(1) There is no limit on the Company's guarantee to pay policyholder obligations on behalf of the affiliate for the contracts covered in the guarantee agreement.
d.Leases
Transactions with The Hartford include rental facilities and equipment. Rent paid by the Company to The Hartford for its share of space occupied and equipment used by the Company was $1,196,952, $918,538 and $786,827 in 2018, 2017 and 2016, respectively. Future minimum rental commitments are immaterial.
The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Windsor, Connecticut.
e.Tax Matters
The Company files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2014. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of the tax sharing agreement described in Note 5.
The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from
50

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company recorded benefits of $25,866,633, $57,083,258, and $43,690,668 related to the Separate Account DRD for the years ended December 31, 2018, 2017, and 2016, respectively.
f. Funding Obligations
At December 31, 2018 and 2017 the Company has outstanding commitments totaling $125,891,437 and $12,683,611, of which $104,786,530 and $625,361 was committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2018 and 2017, $13,356,348 and $8,000,000 is related to commercial whole loans expected to fund in the first half of the following year, respectively. At December 31, 2018 and 2017, $7,748,559 and $4,058,250, respectively is related to various funding obligations associated with private placement securities.

13.    Reconciliation of Amounts to the Annual Statements, as filed

The table below presents the reconciliation of page 5 of the 2018 Annual Statement, as filed, to the accompanying financial statements to reflect:

•	The reclassification of certain reinsurance related activity from Financing and miscellaneous activities to Operating activities.

December 31, 2018	Net cash from Operations	Net cash from Financing and Miscellaneous Sources
Per Page 5 of Annual Statement	$199,033,048	$(574,097,907)
Reclassification of certain reinsurance activity	(104,250,293)	104,250,293
Per the accompanying financial statements	$94,782,755	$(469,847,614)

14.    Subsequent Events

The Company has evaluated events subsequent to December 31, 2018, through April 5, 2019, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements.

51

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Parts A and B of the Registration Statement.
(b)	(1)	Resolution of the Board of Directors authorizing the establishment of the Separate Account
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement.
(b) Form of Dealer Agreement.
	(4)	Form of Individual Flexible Premium Variable Annuity Contract.
Standard Death Benefit Rider II
Return of Premium Death Benefit Rider V
Maximum Anniversary Value Death Benefit V
Enhanced Return of Premium Death Benefit Rider
Guaranteed Minimum Withdrawal Benefit Rider II-2 (Single Life)
Guaranteed Minimum Withdrawal Benefit Rider II-2 (Joint Life Spousal)
Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Single Life)
Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Joint Life/Spousal)
Personal Pension Account Annuity Rider
Personal Pension Account Annuity Rider Endorsement
Guaranteed Minimum Accumulation Benefit Plus Rider II
	(5)	Form of Application.
	(6)	(a) Certificate of Incorporation of Talcott Resolution. (1)
	(6)	(b) Amended and Restated Bylaws of Talcott Resolution. (1)
	(7)	Reinsurance Agreement dated April 25, 2012.
	(8)	Fund Participation Agreements and Amendments and Guarantee Agreements
AllianceBernstein Variable Products Series Fund, Inc.
AIM VIT
American Century Investments
American Funds Insurance Series
BlackRock
Fidelity Investments
Franklin Templeton Investments
Hartford HLS Funds
Lord Abbett & Co., LLC
MFS Variable Insurance Trust
PIMCO Equity Series
PIMCO VIT
Putnam Variable Trust

Guarantee Agreement, between Hartford Life and Accident Insurance Company and ITT Hartford Life and Annuity Insurance Company, its wholly owned subsidiary, dated as of August 20, 1993 and effective as of August 20, 1993.

Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.
	(9)	Opinion and Consent of Lisa Proch, General Counsel
	(10)	Consents of Deloitte & Touche LLP.
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1)	Incorporated by reference to Item (24(b)(6)(a-b), respectively, Post-Effective Amendment No. 16, to the Registration Statement File No. 333-176152, filed on June 28, 2018.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Christopher B. Abreu	Vice President and Chief Actuary
Jeremy Billiel	Assistant Vice President and Treasurer
Ellen T. Below	Vice President and Chief Communications Officer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Robert A. Cornell	Vice President and Actuary
Christopher Cramer	Vice President and Director of Tax
Christopher J. Dagnault (1)	Vice President
George Eknaian	Senior Vice President and Chief Risk Officer
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President and Chief Human Resources Officer
Craig D. Morrow	Vice President
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Peter F. Sannizzaro	President, Chief Executive Officer, Director
Robert Siracusa	Vice President and Chief Financial Officer, Director
Leslie T. Soler	Assistant Vice President and Corporate Secretary
Samir Srivastava	Vice President and Chief Information Officer

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(1)	Address: 500 Bielenberg Dr., Woodbury, MN 55125.
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Filed herein as Exhibit 99.26.

ITEM 27. NUMBER OF CONTRACT OWNERS
As of January 31, 2019, there were 62,757 owners of qualified contracts and 52,170 owners of non-qualified contracts.

ITEM 28. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (Variable Account "A")
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Five
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
Talcott Resolution Life Insurance Company - Separate Account VL I
Talcott Resolution Life Insurance Company - Separate Account VL II
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Five
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account VLI
Talcott Resolution Life and Annuity Insurance Company - Separate Account VLII
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Chief Compliance Officer, Privacy Officer, Secretary
Christopher Cramer	Vice President and Director of Tax
Christopher J. Dagnault (1)	President and Chief Executive Officer, Director
Diane Krajewski	Chief Human Resources Officer, Chairman of the Board, Director
James Anthony Maciolek	Assistant Secretary, FINOP, Chief Financial Officer and Controller
Lisa Proch	Senior Vice President, General Counsel, Chief Compliance Officer and Assistant Secretary
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095.

ITEM 31. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on April 18, 2019.

Talcott Resolution Life and Annuity Insurance Company
Separate Account Seven (Registrant)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Talcott Resolution Life and Annuity Insurance Company
(Depositor)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Peter F. Sannizzaro, President, Chief Executive Officer, Director		/s/ Peter F. Sannizzaro
Matthew J. Poznar, Senior Vice President, Director*		Peter F. Sannizzaro
Robert R. Siracusa, Chief Financial Officer, Director		/s/ Robert S. Siracusa
Robert S. Siracusa
	*By:	/s/ Lisa Proch
Lisa Proch, Attorney-in-Fact
	Date:	April 18, 2019

333-176152

EXHIBIT INDEX
(1)	Resolution of the Board of Directors authorizing the establishment of the Separate Account.
(3)	(a) Amended and Restated Principal Underwriter Agreement.
(b) Form of Dealer Agreement.
(4)	Form of Individual Flexible Premium Variable Annuity Contract.
Standard Death Benefit Rider II
Return of Premium Death Benefit Rider V
Maximum Anniversary Value Death Benefit V
Enhanced Return of Premium Death Benefit Rider
Guaranteed Minimum Withdrawal Benefit Rider II-2 (Single Life)
Guaranteed Minimum Withdrawal Benefit Rider II-2 (Joint Life Spousal)
Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Single Life)
Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Joint Life/Spousal)
Personal Pension Account Annuity Rider
Personal Pension Account Annuity Rider Endorsement
Guaranteed Minimum Accumulation Benefit Plus Rider II
(5)	Form of Application.
(7)	Reinsurance Agreement dated April 25, 2012.
(8)	Fund Participation Agreements and Amendments and Guarantee Agreements
AllianceBernstein Variable Products Series Fund, Inc.
AIM VIT
American Century Investments
American Funds Insurance Series
BlackRock
Fidelity Investments
Franklin Templeton Investments
Hartford HLS Funds
Lord Abbett & Co., LLC
MFS Variable Insurance Trust
PIMCO Equity Series
PIMCO VIT
Putnam Variable Trust

Guarantee Agreement, between Hartford Life and Accident Insurance Company and ITT Hartford Life and Annuity Insurance Company, its wholly owned subsidiary, dated as of August 20, 1993 and effective as of August 20, 1993.

Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.
(9)	Opinion and Consent of Lisa Proch, General Counsel
(10)	Consents of Deloitte & Touche LLP.
(26)	Organizational Chart
(99)	Power of Attorney